Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 21, 2012	Jul. 01, 2011
Document Information [Line Items]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	PFE
Entity Registrant Name	PFIZER INC
Entity Central Index Key	0000078003
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		7,538,520,276
Entity Public Float			$ 163

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenues	$ 67,425	[1]	$ 67,057	[1]	$ 49,269	[1]
Costs and expenses:
Cost of sales	15,085	[2]	15,838	[2]	8,459	[2]
Selling, informational and administrative expenses	19,468	[2]	19,480	[2]	14,752	[2]
Research and development expenses	9,112	[1],[2]	9,392	[2]	7,824	[1],[2]
Amortization of intangible assets	5,585		5,403		2,877
Acquisition-related in-process research and development charges			125		68
Restructuring charges and certain acquisition-related costs	2,934	[3]	3,201	[3]	4,330	[3]
Other deductions-net	2,479		4,336		285
Income from continuing operations before provision for taxes on income	12,762	[1],[4],[5],[6]	9,282	[4],[5],[6]	10,674	[1],[4],[5],[6]
Provision for taxes on income	4,023	[7]	1,071	[7]	2,145	[7]
Income from continuing operations	8,739		8,211		8,529
Discontinued operations:
Income from discontinued operations-net of tax	8		88		97
Gain/(loss) on sale of discontinued operations-net of tax	1,304		(11)		17
Discontinued operations-net of tax	1,312		77		114
Net income before allocation to noncontrolling interests	10,051		8,288		8,643
Less: Net income attributable to noncontrolling interests	42		31		8
Net income attributable to Pfizer Inc.	$ 10,009		$ 8,257		$ 8,635
Earnings per common share-basic:
Income from continuing operations attributable to Pfizer Inc. common shareholders	$ 1.11		$ 1.02		$ 1.22
Discontinued operations-net of tax	$ 0.17		$ 0.01		$ 0.02
Net income attributable to Pfizer Inc. common shareholders	$ 1.28	[8]	$ 1.03	[8]	$ 1.23	[8]
Earnings per common share-diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders	$ 1.11		$ 1.01		$ 1.21
Discontinued operations-net of tax	$ 0.17		$ 0.01		$ 0.02
Net income attributable to Pfizer Inc. common shareholders	$ 1.27	[8]	$ 1.02	[8]	$ 1.23	[8]
Weighted-average shares-basic	7,817		8,036		7,007
Weighted-average shares-diluted	7,870		8,074		7,045

[1]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[2]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.
[3]	From the beginning of our cost-reduction and productivity initiatives in 2005 through December 31, 2011, Employee termination costs represent the expected reduction of the workforce by approximately 57,400 employees, mainly in manufacturing and sales and research, of which approximately 42,800 employees have been terminated as of December 31, 2011. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination. Asset impairments primarily include charges to write down property, plant and equipment to fair value. Other primarily includes costs to exit certain assets and activities. The restructuring charges in 2011 are associated with the following: • Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health and Consumer Healthcare operating segment ($51 million), Nutrition operating segment ($4 million), research and development operations ($489 million), manufacturing operations ($280 million) and Corporate ($427 million). The restructuring charges in 2010 are associated with the following: • Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health and Consumer Healthcare operating segment ($46 million), Nutrition operating segment ($4 million), research and development operations ($292 million), manufacturing operations ($1.1 billion) and Corporate ($455 million). The restructuring charges in 2009 are associated with the following: • Our three biopharmaceutical operating segments ($1.3 billion), Animal Health and Consumer Healthcare operating segment ($250 million), Nutrition operating segment ($4 million income), research and development operations ($339 million), manufacturing operations ($292 million) and Corporate ($781 million).
[4]	2010 vs. 2009 - The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.
[5]	Income from continuing operations before provision for taxes on income.
[6]	2011 vs. 2010 - The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.
[7]	In 2011, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of King are excluded. In 2010 and 2009, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of Wyeth are excluded. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.)
[8]	EPS amounts may not add due to rounding.

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Assets
Cash and cash equivalents	$ 3,539		$ 1,735
Short-term investments	23,219		26,277
Accounts receivable, less allowance for doubtful accounts: 2011-$227; 2010-$208	13,608		13,380
Short-term loans	51	[1]	467	[1]
Inventories	7,769	[2],[3]	8,275	[2],[3]
Taxes and other current assets	9,441		9,440
Assets of discontinued operations and other assets held for sale	101		1,439
Total current assets	57,728		61,013
Long-term investments and loans	9,457		9,747
Property, plant and equipment, less accumulated depreciation	16,938	[4]	18,645	[4]
Goodwill	45,067		43,928	[5]
Identifiable intangible assets, less accumulated amortization	53,833		57,555
Taxes and other noncurrent assets	4,979		4,126
Total assets	188,002		195,014
Liabilities and Shareholders' Equity
Short-term borrowings, including current portion of long-term debt: 2011-$6; 2010-$3,502	4,018	[6],[7]	5,603	[6],[7]
Accounts payable	3,836		3,994
Dividends payable	1,796		1,601
Income taxes payable	1,013		951
Accrued compensation and related items	2,169		2,080
Other current liabilities	15,237		14,256
Liabilities of discontinued operations			151
Total current liabilities	28,069		28,636
Long-term debt	34,931	[8],[9]	38,410	[8],[9]
Pension benefit obligations	6,355		6,194
Postretirement benefit obligations	3,344		3,035
Noncurrent deferred tax liabilities	19,597		18,628
Other taxes payable	6,886		6,245
Other noncurrent liabilities	6,199		5,601
Total liabilities	105,381		106,749
Commitments and Contingencies
Preferred stock, without par value, at stated value; 27 shares authorized; issued: 2011- 1,112; 2010-1,279	45		52
Common stock, $0.05 par value; 12,000 shares authorized; issued: 2011-8,902; 2010-8,876	445		444
Additional paid-in capital	71,423		70,760
Employee benefit trusts	(3)		(7)
Treasury stock, shares at cost; 2011-1,327; 2010-864	(31,801)		(22,712)
Retained earnings	46,210		42,716
Accumulated other comprehensive loss	(4,129)		(3,440)
Total Pfizer Inc. shareholders' equity	82,190		87,813
Equity attributable to noncontrolling interests	431		452
Total shareholders' equity	82,621		88,265
Total liabilities and shareholders' equity	$ 188,002		$ 195,014

[1]	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor's (S&P) ratings that are virtually all AA or better).
[2]	The decrease in total inventories is primarily due to the inventory sold during 2011 that was acquired from Wyeth and had been recorded at fair value, partially offset by the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.
[3]	Certain amounts of inventories are in excess of one year's supply. There are no recoverability issues associated with those amounts.
[4]	The decrease in total property, plant and equipment is primarily due to depreciation, disposals and impairments, partially offset by capital additions, the impact of foreign exchange and the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).
[5]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[6]	The differences between the estimated fair values and carrying values of these financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2011 or December 31, 2010.
[7]	Includes foreign currency borrowings with fair values of $2 billion at December 31, 2010, which are used as hedging instruments.
[8]	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
[9]	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance for doubtful accounts	$ 227	$ 208
Short-term borrowings, current portion of long-term debt	$ 6	$ 3,502
Preferred stock, without par value, at stated value
Preferred stock, shares authorized	27,000,000	27,000,000
Preferred stock, shares issued	1,112	1,279
Common stock, par value	$ 0.05	$ 0.05
Common stock, shares authorized	12,000,000,000	12,000,000,000
Common stock, shares issued	8,902,000,000	8,876,000,000
Treasury stock, shares at cost	1,327,000,000	864,000,000

Consolidated Statements of Shareholders Equity (USD $) In Millions, except Share data, unless otherwise specified	Total	PREFERRED STOCK	COMMON STOCK	ADD'L PAID-IN CAPITAL	EMPLOYEE BENEFIT TRUSTS	TREASURY STOCK	RETAINED EARNINGS	ACCUM. OTHER COMP. INC./(LOSS)		SHARE-HOLDERS' EQUITY	NON-CONTROLLING INTERESTS
Beginning balance at Dec. 31, 2008	$ 57,740	$ 73	$ 443	$ 70,283	$ (425)	$ (57,391)	$ 49,142	$ (4,569)		$ 57,556	$ 184
Beginning balance (in shares) at Dec. 31, 2008		1,804	8,863,000,000		(24,000,000)	(2,117,000,000)
Comprehensive income:
Net income	8,643						8,635			8,635	8
Other comprehensive income/(loss), net of tax	5,127							5,121	[1]	5,121	6
Total comprehensive income	13,770									13,756	14
Acquisition of Wyeth (in shares)						1,319,000,000
Acquisition of Wyeth	23,633					35,733	(12,430)			23,303	330
Cash dividends declared-
Common stock	(4,916)						(4,916)			(4,916)
Preferred stock	(5)						(5)			(5)
Noncontrolling interests	(5)										(5)
Stock option transactions	139			130	9					139
Employee benefit trust transactions-net	50			(61)	111					50
Employee benefit trust transactions-net (in shares)					7,000,000
Preferred stock conversions and redemptions (in shares)		(293)
Preferred stock conversions and redemptions	(10)	(12)		(1)		3				(10)
Purchase of subsidiary shares from noncontrolling interests	(168)			(66)						(66)	(102)
Other (in shares)			6,000,000		(2,000,000)	(1,000,000)
Other	218			212	(28)	23				207	11
Ending balance at Dec. 31, 2009	90,446	61	443	70,497	(333)	(21,632)	40,426	552		90,014	432
Ending balance (in shares) at Dec. 31, 2009		1,511	8,869,000,000		(19,000,000)	(799,000,000)
Comprehensive income:
Net income	8,288						8,257			8,257	31
Other comprehensive income/(loss), net of tax	(3,987)							(3,992)	[1]	(3,992)	5
Total comprehensive income	4,301									4,265	36
Cash dividends declared-
Common stock	(5,964)						(5,964)			(5,964)
Preferred stock	(3)						(3)			(3)
Noncontrolling interests	(17)										(17)
Stock option transactions	175			161	14					175
Stock option transactions (in shares)					1,000,000
Purchases of common stock (in shares)	61,000,000					(61,000,000)
Purchases of common stock	(1,000)					(1,000)				(1,000)
Employee benefit trust transactions-net	273			(19)	292					273
Employee benefit trust transactions-net (in shares)					16,000,000
Preferred stock conversions and redemptions (in shares)		(232)
Preferred stock conversions and redemptions	(8)	(9)		(1)		2				(8)
Other (in shares)			7,000,000		2,000,000	(4,000,000)
Other	62		1	122	20	(82)				61	1
Ending balance at Dec. 31, 2010	88,265	52	444	70,760	(7)	(22,712)	42,716	(3,440)		87,813	452
Ending balance (in shares) at Dec. 31, 2010		1,279	8,876,000,000			(864,000,000)
Comprehensive income:
Net income	10,051						10,009			10,009	42
Other comprehensive income/(loss), net of tax	(734)							(689)	[1]	(689)	(45)
Total comprehensive income	9,317									9,320	(3)
Cash dividends declared-
Common stock	(6,512)						(6,512)			(6,512)
Preferred stock	(3)						(3)			(3)
Noncontrolling interests	(19)										(19)
Stock option transactions	312			312						312
Purchases of common stock (in shares)	459,000,000					(459,000,000)
Purchases of common stock	(9,000)					(9,000)				(9,000)
Preferred stock conversions and redemptions (in shares)		(167)
Preferred stock conversions and redemptions	(8)	(7)		(2)		1				(8)
Other (in shares)			26,000,000			(4,000,000)
Other	269		1	353	4	(90)				268	1
Ending balance at Dec. 31, 2011	$ 82,621	$ 45	$ 445	$ 71,423	$ (3)	$ (31,801)	$ 46,210	$ (4,129)		$ 82,190	$ 431
Ending balance (in shares) at Dec. 31, 2011		1,112	8,902,000,000			(1,327,000,000)

[1]	Amounts do not include adjustments attributable to noncontrolling interests of $45 million loss in 2011, $5 million income in 2010 and $6 million income in 2009.

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Operating Activities
Net income before allocation to noncontrolling interests	$ 10,051		$ 8,288		$ 8,643
Adjustments to reconcile net income before allocation to noncontrolling interests to net cash provided by operating activities:
Depreciation and amortization	9,026	[1],[2]	8,487	[1]	4,757	[1],[2]
Share-based compensation expense	419		405		349
Asset write-offs and impairment charges	1,198		3,486		305
Acquisition-related in-process research and development charges			125		68
(Gain)/loss on disposals	15		(155)		(670)
(Gain)/loss on sale of discontinued operations	(1,688)		11		(15)
Deferred taxes from continuing operations	264		1,937		(9,590)
Deferred taxes on discontinued operations	190		16		8
Benefit plan contributions (in excess of)/less than expense	(1,775)		(688)		546
Other non-cash adjustments	(189)		(19)		199
Other changes in assets and liabilities, net of acquisitions and divestitures:
Accounts receivable	(66)		(608)		252
Inventories	1,084		2,917		1,631
Other assets	582		(906)		(851)
Accounts payable and other liabilities	1,147		824		1,501
Other tax accounts, net	(18)		(12,666)		9,454
Net cash provided by operating activities	20,240		11,454		16,587
Investing Activities
Purchases of property, plant and equipment	(1,660)		(1,513)		(1,205)
Purchases of short-term investments	(18,428)		(10,931)		(35,331)
Proceeds from redemptions and sales of short-term investments	13,615		4,543		42,364
Net proceeds from redemptions and sales of short-term investments with original maturities of 90 days or less	10,874		5,950		5,775
Purchases of long-term investments	(4,063)		(3,920)		(6,888)
Proceeds from redemptions and sales of long-term investments	2,147		4,381		6,504
Proceeds from redemptions of short-term loans	561		1,156		1,158
Issuances of short-term loans	(19)		(151)		(565)
Proceeds from redemptions of long-term loans			356
Issuances of long-term loans	(200)		(208)		(61)
Acquisitions, net of cash acquired	(3,282)		(273)		(43,123)
Proceeds from sale of business	2,376
Other investing activities	279		118		100
Net cash provided by/(used in) investing activities	2,200		(492)		(31,272)
Financing Activities
Proceeds from short-term borrowings	12,810		6,400		31,159
Principal payments on short-term borrowings	(3,826)		(9,249)		(34,969)
Net proceeds/(payments) on short-term borrowings with original maturities of 90 days or less	(7,540)		(1,297)		874
Proceeds from issuances of long-term debt	1				24,023
Principal payments on long-term debt	(6,986)		(6)		(967)
Purchases of common stock	(9,000)		(1,000)
Cash dividends paid	(6,234)		(6,088)		(5,548)
Other financing activities	168		66		(91)
Net cash provided by/(used in) financing activities	(20,607)		(11,174)		14,481
Effect of exchange-rate changes on cash and cash equivalents	(29)		(31)		60
Net increase/(decrease) in cash and cash equivalents	1,804		(243)		(144)
Cash and cash equivalents at beginning of year	1,735		1,978		2,122
Cash and cash equivalents at end of year	3,539		1,735		1,978
Supplemental Cash Flow Information
Non-cash transactions-Acquisition of Wyeth, treasury stock issued					23,303
Cash paid during the period for:
Income taxes	2,938		11,775		2,300
Interest	$ 2,085		$ 2,155		$ 935

[1]	Certain production facilities are shared. Depreciation is allocated based on estimates of physical production.
[2]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies

1.	Significant Accounting Policies

A. Consolidation and Basis of Presentation

The consolidated financial statements include our parent company and all subsidiaries, and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the United States (U.S.), the financial information is included as of and for the year ended November 30 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated.

As a result of our decision to sell our Capsugel business, we show the operating results of Capsugel as Discontinued operations—net of tax for all periods presented (see Note 2D. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures). Also, due to a change in management approach, we now have different operating segments and have restated our prior period segment information to conform to the current period presentation (see Note 18A. Segment, Geographic and Other Revenue Information: Segment Information). In addition, we made certain reclassification adjustments to conform prior-period amounts to the current period presentation, primarily related to the classification of certain receivables.

On January 31, 2011 (the acquisition date), we completed the tender offer for the outstanding shares of common stock of King Pharmaceuticals, Inc. (King) and acquired approximately 92.5% of the outstanding shares for approximately $3.3 billion in cash. On February 28, 2011, we acquired the remaining outstanding shares of King for approximately $300 million in cash (for additional information, see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.). Commencing from the acquisition date, our financial statements include the assets, liabilities, operating results and cash flows of King. As a result, our consolidated financial statements for the year ended December 31, 2011 reflect approximately 11 months of King’s U.S. operations and approximately 10 months of King’s international operations.

On October 15, 2009, we completed our acquisition of Wyeth in a cash-and-stock transaction valued on that date at approximately $68.2 billion (for additional information, see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth). Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of Wyeth. As a result, our consolidated financial statements for the year ended December 31, 2009 reflect approximately two-and-a-half months of Wyeth’s U.S. operations and approximately one-and-a-half months of Wyeth’s international operations.

B. New Accounting Standards

The provisions of the following new accounting standards were adopted in 2011 and did not have a significant impact on our consolidated financial statements:

•	Guidelines that address the recognition and presentation of the fee paid by pharmaceutical companies beginning on January 1, 2011 to the U.S. Treasury as a result of U.S. Healthcare Legislation. As a result of adopting this new standard, we are recording the fee ratably throughout the year in Selling, informational and administrative expenses.

•	An amendment to the guidelines that address the accounting for multiple-deliverable arrangements to enable companies to account for certain products or services separately rather than as a combined unit.

C. Estimates and Assumptions

In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded and disclosed in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales returns and sales allowances), determining cost of sales, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, investments, inventories, fixed assets and intangible assets (including acquired in-process research & development (IPR&D) assets and goodwill), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, the impact of contingencies, rebates, chargebacks, sales returns and sales allowances, and restructuring reserves, all of which also impact the consolidated statements of income.

Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our financial statements on a prospective basis unless they are required to be treated retrospectively under relevant accounting standards. It is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

D. Acquisitions

Our consolidated financial statements include the operations of an acquired business after the completion of the acquisition. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business as defined in U.S. GAAP, no goodwill is recognized.

Contingent consideration, if any, is included as part of the acquisition cost and is recognized at fair value as of the acquisition date. Any liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. These changes in fair value are recognized in earnings.

Amounts recorded for acquisitions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

E. Fair Value

We are often required to measure certain assets and liabilities at fair value, either upon initial measurement or for subsequent accounting or reporting. For example, we use fair value extensively in the initial measurement of net assets acquired in a business combination and when accounting for and reporting on certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

These fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•	Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

F. Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments in Other comprehensive income/(loss). We translate functional currency statement of income amounts to their U.S. dollar equivalents at average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other deductions—net.

For operations in highly inflationary economies, we translate monetary items at rates in effect at the balance sheet date, with translation adjustments recorded in Other deductions—net, and non-monetary items at historical rates.

G. Revenues

Revenue Recognition—We record revenues from product sales when the goods are shipped and title passes to the customer. At the time of sale, we also record estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, and product returns. When we cannot reasonably estimate the amount of future product returns and/or other sales deductions, we record revenues when the risk of product return and/or additional sales deductions have been substantially eliminated. We record sales of certain of our vaccines to the U.S. government as part of the Pediatric Vaccine Stockpile program; these rules require that for fixed commitments made by the U.S. government, we record revenues when risk of ownership for the completed product has been passed to the U.S. government. There are no specific performance obligations associated with products sold under this program.

Deductions from Revenues––As is typical in the biopharmaceutical industry, our gross product sales are subject to a variety of deductions that generally are estimated and recorded in the same period that the revenues are recognized and primarily represent rebates and discounts to government agencies, wholesalers, distributors and managed care organizations with respect to our biopharmaceutical products. These deductions represent estimates of the related obligations.

Specifically:

•	In the U.S., we record provisions for pharmaceutical Medicaid, Medicare and contract rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. In addition, to account for the impacts of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (together, U.S. Healthcare Legislation), we also consider the increase in minimum rebate and extension of Medicaid prescription drug rebates for drugs dispensed to enrollees. We estimate discounts on branded prescription drug sales to Medicare Part D participants in the Medicare “coverage gap,” also known as the “doughnut hole,” based on historical experience of beneficiary prescriptions and consideration of the utilization that is expected to result from the new discount in the coverage gap. As appropriate, we will adjust these ratios to better match our current experience or our expected future experience. For contract rebates, we also consider current contract terms, such as changes in formulary status and discount rates.

•	Outside the U.S., the majority of our pharmaceutical rebates, discounts and price reductions are contractual or legislatively mandated, and our estimates are based on actual invoiced sales within each period; both of these elements help to reduce the risk of variations in the estimation process. Some European countries base their rebates on the government’s unbudgeted pharmaceutical spending, and we use an estimated allocation factor (based on historical payments) and total revenues by country against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

•	Provisions for pharmaceutical chargebacks (primarily reimbursements to wholesalers for honoring contracted prices to third parties) closely approximate actual as we settle these deductions generally within two to five weeks of incurring the liability.

•	Provisions for pharmaceutical returns are based on a calculation for each market that incorporates the following, as appropriate: local returns policies and practices; returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

•	We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs.

Our accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and chargebacks were $3.3 billion as of December 31, 2011, and $3.0 billion as of December 31, 2010, and substantially all are included in Other current liabilities.

Amounts recorded for sales deductions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Taxes collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis; that is, they are excluded from Revenues.

Collaborative Arrangements—Payments to and from our collaboration partners are presented in our consolidated statements of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our partners as alliance revenues, a component of Revenues, when our co-promotion partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded when our co-promotion partners ship the product and title passes to their customers. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our partner, we record revenues when our partner sells the product and title passes to its customer. All royalty payments to collaboration partners are recorded as part of Cost of sales.

H. Cost of Sales and Inventories

We carry inventories at the lower of cost or market. The cost of finished goods, work in process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and reserves are established when necessary.

I. Selling, Informational and Administrative Expenses

Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, shipping and handling, information technology and legal defense.

Advertising expenses relating to production costs are expensed as incurred, and the costs of radio time, television time and space in publications are expensed when the related advertising occurs. Advertising expenses totaled approximately $3.9 billion in 2011, $4.0 billion in 2010 and $2.9 billion in 2009.

J. Research and Development Expenses

Research and development (R&D) costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval in a major market, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval in a major market, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the assets are determined to have an indefinite life, we amortize them on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

K. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•	Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at our cost. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Intangible assets associated with IPR&D projects are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•	Property, plant and equipment, less accumulated depreciation—These assets are recorded at our cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments. Specifically:

•	For finite-lived intangible assets, such as Developed Technology Rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•	For indefinite-lived intangible assets, such as Brands and IPR&D assets, annually and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•	For goodwill, annually and whenever impairment indicators are present, we determine the fair value of each reporting unit and compare the fair value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss for the excess, if any, of the book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

L. Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with our cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges and certain costs associated with acquiring and integrating an acquired business. (If the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate). Termination costs are a significant component of our restructuring charges and are generally recorded when the actions are probable and estimable. Transaction costs, such as banking, legal, accounting and other costs incurred in connection with an acquisition are expensed as incurred.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

M. Cash Equivalents and Statement of Cash Flows

Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.

Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

N. Investments, Loans and Derivative Financial Instruments

Many, but not all, of our financial instruments are carried at fair value. For example, substantially all of our cash equivalents, short-term investments and long-term investments are classified as available-for-sale securities and are carried at fair value, with changes in unrealized gains and losses, net of tax, reported in Other comprehensive/(loss) (see Note 6. Other Comprehensive Income/(Loss)). Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 7A. Financial Instruments: Selected Financial Assets and Liabilities), with changes in fair value reported in current earnings or deferred for qualifying hedging relationships. Virtually all of our valuation measurements for investments, loans and derivative financial instruments are based on the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

Investments where we have significant influence over the financial and operating policies of the investee are accounted for under the equity method. Under the equity method, we record our share of the investee’s income and expenses in our income statements. The excess of the cost of the investment over our share in the equity of the investee on acquisition date is allocated to the identifiable assets of the investee, with any remainder allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded, and a new cost basis in the investment is established. For loans, an impairment charge is recorded if it is probable that we will not be able to collect all amounts due according to the loan agreement.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

O. Deferred Tax Assets and Liabilities and Income Tax Contingencies

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information. Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more likely than not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the “more-likely-than-not” standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

P. Pension and Postretirement Benefit Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans, as well as other postretirement benefit plans, consisting primarily of healthcare and life insurance for retirees. Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined contribution plan. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations generally are measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing the healthcare and life insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for pension and postretirement benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Q. Legal and Environmental Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business, such as patent litigation, product liability and other product-related litigation, commercial litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

R. Share-Based Payments

Our compensation programs can include share-based payments. All grants under share-based payment programs are accounted for at fair value and these fair values generally are amortized on a straight-line basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments	12 Months Ended
Dec. 31, 2011
Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments
2.	Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments

A. Acquisition of Wyeth

Description of the Transaction

On October 15, 2009 (the acquisition date), we acquired all of the outstanding equity of Wyeth in a cash-and-stock transaction, valued at the acquisition date at approximately $68.2 billion, in which each share of Wyeth common stock outstanding, with certain limited exceptions, was canceled and converted into the right to receive $33.00 in cash without interest and 0.985 of a share of Pfizer common stock. The stock component was valued at $17.40 per share of Wyeth common stock based on the closing market price of Pfizer’s common stock on the acquisition date, resulting in a total merger consideration value of $50.40 per share of Wyeth common stock.

Wyeth’s core business was the discovery, development, manufacture and sale of prescription pharmaceutical products, including vaccines, for humans. Other operations of Wyeth included the discovery, development, manufacture and sale of consumer healthcare products (over-the-counter products), nutritionals and animal health products. Wyeth was a diversified healthcare company, with product offerings in human, animal, and consumer health, including vaccines, biologics, small molecules and nutrition, across developed and emerging markets. The acquisition of Wyeth added to our pipeline of biopharmaceutical development projects endeavoring to develop medicines to help patients in critical areas, including oncology, pain, inflammation, Alzheimer’s disease, psychoses and diabetes.

In connection with the regulatory approval process, we were required to divest certain animal health assets. Certain of these assets were sold in each of the periods presented. It is possible that additional divestitures of animal health assets may be required based on ongoing regulatory reviews in other jurisdictions worldwide, but they are not expected to be significant to our business.

Fair Value of Consideration Transferred

The consideration transferred to acquire Wyeth follows:
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	CONVERSION CALCULATION	FAIR VALUE	FORM OF CONSIDERATION
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by Pfizer’s stock price as of the acquisition date multiplied by the exchange ratio of 0.985 ($17.66(a) x 0.985)	$17.40	$23,303	Pfizer common stock(a), (b)

Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by cash consideration per common share outstanding	$33.00	44,208	Cash

Wyeth stock options canceled for a cash payment(c)		405	Cash
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment		320	Cash

Total fair value of consideration transferred		$68,236

(a)	The fair value of Pfizer’s common stock used in the conversion calculation represents the closing market price of Pfizer’s common stock on the acquisition date.
(b)

Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.

(c)

Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.

Certain amounts may reflect rounding adjustments.

Recording of Assets Acquired and Liabilities Assumed

The transaction has been accounted for using the acquisition method of accounting which requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet.

While most assets and liabilities were measured at fair value, a single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. Our judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact our results of operations.

The assets acquired and liabilities assumed from Wyeth follow:
(MILLIONS OF DOLLARS)	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)
Working capital, excluding inventories(a)	$ 16,366
Inventories	7,971
Property, plant and equipment	9,838
Identifiable intangible assets, excluding in-process research and development	36,062
In-process research and development	13,822
Other noncurrent assets	2,394
Long-term debt	(11,187)
Benefit obligations	(3,175)
Net tax accounts(b)	(23,738)
Other noncurrent liabilities	(1,908)
Total identifiable net assets	46,445
Goodwill(c)	22,117
Net assets acquired	68,562
Less: Amounts attributable to noncontrolling interests	(326)
Total consideration transferred	$ 68,236

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.
(b)

As of the acquisition date, included in Taxes and other current assets ($1.2 billion), Taxes and other noncurrent assets ($2.8 billion), Income taxes payable ($500 million), Other current liabilities ($11.1 billion), Noncurrent deferred tax liabilities ($14.0 billion) and Other taxes payable ($2.1 billion, including accrued interest of $300 million).

(c)

Goodwill recognized as of the acquisition date totaled $19.3 billion for our three biopharmaceutical operating segments and $2.8 billion for our Animal Health and Consumer Healthcare and our Nutrition operating segments. (Since the acquisition of Wyeth, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

As of the acquisition date, the fair value of accounts receivable approximated book value acquired. The gross contractual amount receivable was $4.2 billion, of which $140 million was not expected to be collected.

As part of the acquisition, we acquired liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications that Wyeth incurred in the ordinary course of business. These matters can include contingencies. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date, if the acquisition-date fair value of the asset or liability arising from a contingency can be determined. If the acquisition-date fair value of the asset or liability cannot be determined, the asset or liability would be recognized at the acquisition date if both of the following criteria were met: (i) it is probable that an asset existed or that a liability had been incurred at the acquisition date, and (ii) the amount of the asset or liability can be reasonably estimated.

•	Environmental Matters––In the ordinary course of business, Wyeth incurred liabilities for environmental matters such as remediation work, asset retirement obligations and environmental guarantees and indemnifications. Virtually all liabilities for environmental matters, including contingencies, were measured at fair value and approximated $570 million as of the acquisition date.

•	Legal Matters––Wyeth was involved in various legal proceedings, including product liability, patent, commercial, environmental, antitrust matters and government investigations, of a nature considered normal to its business (see Note 17. Commitments and Contingencies). Due to the uncertainty of the variables and assumptions involved in assessing the possible outcomes of events related to these items, an estimate of fair value was not determinable. As such, these contingencies were measured under the same “probable and estimable” standard previously used by Wyeth. Liabilities for legal contingencies approximated $1.3 billion as of the acquisition date, which included the recording of additional adjustments of approximately $260 million for legal matters that we intended to resolve in a manner different from what Wyeth had planned or intended.

•	Tax Matters––In the ordinary course of business, Wyeth incurred liabilities for income taxes. Income taxes are exceptions to both the recognition and fair value measurement principles associated with the accounting for business combinations. Reserves for income tax contingencies continue to be measured under the benefit recognition model as previously used by Wyeth (see Note 1O. Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies). Net liabilities for income taxes approximated $23.7 billion as of the acquisition date, which included $1.8 billion for uncertain tax positions (not including $300 million of accrued interest). The net tax liability included the recording of additional adjustments of approximately $14.4 billion for the tax impact of fair value adjustments and $10.5 billion for income tax matters that we intended to resolve in a manner different from what Wyeth had planned or intended. For example, because we planned to repatriate certain overseas funds, we provided deferred taxes on Wyeth’s unremitted earnings, as well as on certain book/tax basis differentials related to investments in certain foreign subsidiaries for which no taxes had been previously provided by Wyeth as it was Wyeth’s intention to permanently reinvest those earnings and investments.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Wyeth includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of Wyeth with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, as yet unidentified projects and products; and

•	the value of the going-concern element of Wyeth’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

Actual and Pro Forma Impact of Acquisition

The revenue and earnings of Wyeth included in Pfizer’s consolidated statements of income follow:
(MILLIONS OF DOLLARS)	WYETH’S OPERATIONS INCLUDED IN PFIZER’s 2009 RESULTS(a)
Revenues	$ 3,303
Loss from continuing operations attributable to Pfizer Inc. common shareholders(b)	(2,191)

(a)	The results of Wyeth are included from the acquisition date of October 15, 2009.
(b)

Includes purchase accounting adjustments related to the fair value adjustments for acquisition-date inventory that has been sold ($904 million pre-tax), amortization of identifiable intangible assets acquired from Wyeth ($512 million pre-tax), and restructuring charges and additional depreciation—asset restructuring ($2.1 billion pre-tax).

Supplemental pro forma information follows:
UNAUDITED PRO FORMA CONSOLIDATED RESULTS(a)
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	YEAR ENDED DECEMBER 31,2009
Revenues	$67,859
Income from continuing operations attributable to Pfizer Inc. common shareholders	11,436
Diluted earnings per common share attributable to Pfizer Inc. common shareholders	1.41

(a)	The pro forma information assumes that the acquisition of Wyeth had occurred on January 1, 2009 for the year ended December 31, 2009.

The unaudited pro forma consolidated results were prepared using the acquisition method of accounting and are based on the historical financial information of Pfizer and Wyeth, reflecting Pfizer and Wyeth results of operations for a 12 month period. The historical financial information has been adjusted to give effect to the pro forma events that are: (i) directly attributable to the acquisition, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results. The unaudited pro forma consolidated results are not necessarily indicative of what our consolidated results of operations actually would have been had we completed the acquisition on January 1, 2009. In addition, the unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect primarily the following pro forma pre-tax adjustments:

•	Elimination of Wyeth’s historical intangible asset amortization expense (approximately $88 million).

•	Additional amortization expense (approximately $2.4 billion) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $200 million) related to the fair value adjustment to property, plant and equipment acquired.

•	Additional interest expense (approximately $316 million) associated with the incremental debt we issued in 2009 to partially finance the acquisition and a reduction of interest income (approximately $320 million) associated with short-term investments under the assumption that a portion of these investments would have been used to partially fund the acquisition. In addition, a reduction in interest expense (approximately $129 million) related to the fair value adjustment of Wyeth debt.

•	Elimination of $904 million related to the fair value adjustments to acquisition-date inventory that has been sold, which is considered non-recurring. There is no long-term continuing impact of the fair value adjustments to acquisition-date inventory, and, as such, the impact of those adjustments is not reflected in the unaudited pro forma operating results.

•	Elimination of $834 million of costs which are directly attributable to the acquisition, and which do not have a continuing impact on the combined company’s operating results. Included in these costs are advisory, legal and regulatory costs incurred by both legacy Pfizer and legacy Wyeth and costs related to a bridge term loan credit agreement with certain financial institutions that has been terminated.

In addition, all of the above adjustments were adjusted for the applicable tax impact. The taxes associated with the fair value adjustments for acquired intangible assets, property, plant and equipment and legacy Wyeth debt, as well as the elimination of the impact of the fair value step-up of acquired inventory reflect the statutory tax rates in the various jurisdictions where the fair value adjustments occurred. The taxes associated with incremental debt to partially finance the acquisition reflect a 38.3% tax rate since the debt is an obligation of a U.S. entity and is taxed at the combined effective U.S. federal statutory and state rate. The taxes associated with the elimination of the costs directly attributable to the acquisition reflect a 28.4% effective tax rate since the costs were incurred in the U.S. and were either taxed at the combined effective U.S. federal statutory and state rate or not deductible for tax purposes depending on the type of expenditure.

B. Acquisition of King Pharmaceuticals, Inc.

Description of the Transaction

On January 31, 2011 (the acquisition date), we completed a tender offer for the outstanding shares of common stock of King at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, we acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired).

King’s principal businesses consist of a prescription pharmaceutical business focused on delivering new formulations of pain treatments designed to discourage common methods of misuse and abuse; the Meridian auto-injector business for emergency drug delivery, which develops and manufactures the EpiPen; an established products portfolio; and an animal health business that offers a variety of feed-additive products for a wide range of species.

Recording of Assets Acquired and Liabilities Assumed

The assets acquired and liabilities assumed from King follow:
(MILLIONS OF DOLLARS)	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)(a)
Working capital, excluding inventories	$ 155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(b)	765
Net assets acquired/total consideration transferred	$ 3,555

(a)

Measurement period adjustments were not significant and did not have a significant impact on our earnings, balance sheets or cash flows in any interim period in 2011 and, therefore, we did not retrospectively adjust our interim financial statements.

(b)

Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health and Consumer Healthcare operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

As of the acquisition date, the fair value of accounts receivable approximated book value acquired. The gross contractual amount receivable was $200 million, virtually all of which was expected to be collected.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of King includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of King with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•	the value of the going-concern element of King’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

The assets and liabilities arising from contingencies recognized as of the acquisition date are not significant to Pfizer’s consolidated financial statements.

Actual and Pro Forma Impact of Acquisition

Revenues from King are included in Pfizer’s consolidated statements of income from the acquisition date, January 31, 2011, through Pfizer’s domestic and international year-ends and were $1.3 billion in 2011. We are no longer able to provide the results of operations attributable to King as those operations have now been substantially integrated.

Supplemental pro forma information follows:
	UNAUDITED PRO FORMA CONSOLIDATED RESULTS(a)
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011	2010
Revenues	$67,534	$68,432
Net income attributable to Pfizer Inc. common shareholders	10,228	8,013
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30	0.99

(a)	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.

The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect the historical financial information of Pfizer and King, adjusted for the following pre-tax amounts:

•	Elimination of King’s historical intangible asset amortization expense (approximately $6 million in 2011 and $116 million in 2010).

•	Additional amortization expense (approximately $15 million in 2011 and $190 million in 2010) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $3 million in 2011 and $35 million in 2010) related to the fair value adjustment to property, plant and equipment acquired.

•	Adjustment related to the fair value adjustments to acquisition-date inventory estimated to have been sold (elimination of $160 million charge in 2011 and addition of $160 million charge in 2010).

•

Adjustment for acquisition-related costs directly attributable to the acquisition (elimination of $224 million of charges in 2011 and addition of $224 million of charges in 2010, reflecting charges incurred by both King and Pfizer).

C. Other Acquisitions

Excaliard

On November 30, 2011, we completed our acquisition of Excaliard Pharmaceuticals, Inc. (Excaliard), a privately-owned biopharmaceutical company focused on developing novel drugs for the treatment of skin fibrosis, more commonly referred to as skin scarring. Excaliard ‘s lead compound, EXC-001, is an antisense oligonucleotide designed to interrupt the process of fibrosis by inhibiting expression of connective tissue growth factor (CTGF), and has produced positive clinical results in reducing scar severity in certain Phase 2 trials. The total consideration for the acquisition was approximately $174 million, which consisted of an upfront payment to Excaliard’s shareholders of about $86 million and contingent consideration with an estimated acquisition-date fair value of about $88 million. The contingent consideration consists of up to $230 million in additional payments that are contingent upon attainment of future regulatory and revenue milestones. In connection with this acquisition, we recorded approximately $257 million in Identifiable intangible assets—in-process research and development.

The fair value of the contingent consideration at the acquisition date was estimated by utilizing a probability-weighted income approach. We started with an estimate of the timing of the potential cash payments by year, based on our expectation as to when the future regulatory and commercial milestones might be achieved, adjusted the payments to reflect the likelihood of payment, and then discounted each of those projected payments to arrive at a present value amount. Subsequent to the acquisition date, we remeasure the contingent consideration liability at current fair value at every reporting period with changes recorded in Other deductions—net.

Icagen

On September 20, 2011, we completed our cash tender offer for the outstanding shares of Icagen, Inc. (Icagen), resulting in approximately 70% ownership of the outstanding shares of Icagen, a biopharmaceutical company focused on discovery, development and commercialization of novel orally-administered small molecule drugs that modulate ion channel targets. On October 27, 2011, we acquired all of the remaining shares of Icagen. In connection with this acquisition, we recorded approximately $19 million in Identifiable intangible assets.

FoldRx Pharmaceuticals, Inc.

On October 6, 2010, we completed our acquisition of FoldRx Pharmaceuticals, Inc. (FoldRx), a privately-held drug discovery and clinical development company, whose portfolio includes clinical and preclinical programs for investigational compounds to treat diseases caused by protein misfolding. The total consideration for the acquisition was approximately $400 million, which consisted of an upfront payment to FoldRx’s shareholders of about $200 million and contingent consideration with an estimated acquisition-date fair value of about $200 million. The contingent consideration consists of up to $455 million in additional payments that are contingent upon the attainment of future regulatory and commercial milestones. In connection with this acquisition, we recorded approximately $500 million in Identifiable intangible assets—in-process research and development and approximately $60 million in Goodwill.

The fair value of the contingent consideration at the acquisition date was estimated by utilizing a probability-weighted income approach. We started with an estimate of the probability weighted potential cash payments by year, based on our expectation as to when the future regulatory and commercial milestones might be achieved, and then we discounted each of those projected payments to arrive at a present value amount. Subsequent to the acquisition date, we remeasure the contingent consideration liability at current fair value at every reporting period with changes recorded in Other deductions—net.

FoldRx’s lead product candidate, Vyndaqel (tafamidis meglumine), a first-in-class oral therapy for the treatment of transthyretin familial amyloid polyneuropathy (TTR-FAP), a progressively fatal genetic neurodegenerative disease, for which liver transplant is the only treatment option currently available, was approved in the EU in November 2011 and our new drug application was accepted for review in the U.S. in February 2012. As a result of the November EU approval and changes in the commercial forecasts, we increased our contingent consideration liability by approximately $85 million in 2011, with the changes recorded in Other deductions – net.

D. Divestitures

On August 1, 2011, we completed the sale of our Capsugel business for approximately $2.4 billion in cash. In connection with the decision to sell, the operating results associated with the Capsugel business are classified as Discontinued operations—net of tax in the consolidated statements of income for all periods presented, and the assets and liabilities associated with this business are classified into Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate, in the consolidated balance sheets for all applicable periods presented.

The components of Discontinued operations—net of tax, substantially all of which relate to our Capsugel business, follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Revenues	$ 507	$ 752	$ 740

Pre-tax (loss)/income from discontinued operations	$ 31	$ 140	$ 148
Provision for taxes on income(a), (c)	23	52	51

Income from discontinued operations—net of tax	8	88	97

Pre-tax gain/(loss) on sale of discontinued operations	1,688	(11)	15
Provision/(benefit) for taxes on income(b), (d)	384	—	(2)

Gain/(loss) on sale of discontinued operations—net of tax	1,304	(11)	17

Discontinued operations—net of tax	$1,312	$ 77	$ 114

(a)	Deferred tax amounts are not significant for 2011.
(b)	Includes a deferred tax expense of $190 million for 2011.
(c)	Includes deferred tax expense of $16 million and $8 million, respectively for 2010 and 2009.
(d)	Deferred tax amounts are not significant for 2010 and 2009.

The components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, most of which relate to our Capsugel business, follow:

(MILLIONS OF DOLLARS)	YEAR ENDED DECEMBER 31, 2010

Accounts receivable	$ 186
Inventories	130
Taxes and other current assets	47
Property, plant and equipment	1,009
Goodwill	19
Identifiable intangible assets	3
Taxes and other noncurrent assets	45

Assets of discontinued operations and other assets held for sale	$1,439

Current liabilities	$ 124
Other liabilities	27

Liabilities of discontinued operations	$ 151

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities were not significant for any period presented.

E. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The amounts and classification of payments (income/(expense)) between us and our collaboration partners follow:
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Revenues—Revenues(a)	$1,029	$ 710	$ 676
Revenues—Alliance revenues(b)	3,630	4,084	2,925
Total revenues from collaborative arrangements	4,659	4,794	3,601
Cost of sales(c)	(420)	(124)	(175)
Selling, informational and administrative expenses(d)	(237)	(131)	10
Research and development expenses(e)	(299)	(316)	(361)
Other deductions—net	34	37	37

(a)	Represents sales to our partners of products manufactured by us.
(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.
(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.
(d)	Represents net reimbursements from our partners/(to our partners) for selling, informational and administrative expenses incurred.
(e)

Primarily related to net reimbursements, as well as upfront payments and milestone payments earned by our partners. The upfront and milestone payments were as follows: $210 million in 2011, $147 million in 2010 and $150 million in 2009.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements. In addition, during 2011 we paid $61 million in milestones to a collaboration partner. These payments were recorded in Identifiable intangible assets-developed technology rights.

F. Equity-Method Investments

Investment in Laboratório Teuto Brasileiro

On November 8, 2010, we consummated our partnership to develop and commercialize generic medicines with Laboratório Teuto Brasileiro S.A. (Teuto) a leading generics company in Brazil. As part of the transaction, we acquired a 40 percent equity stake in Teuto, and entered into a series of commercial agreements. The partnership is enhancing our position in Brazil, a key emerging market, by providing access to Teuto’s portfolio of products. Through this partnership, we have access to significant distribution networks in rural and suburban areas in Brazil and the opportunity to register and commercialize Teuto’s products in various markets outside of Brazil. Under the terms of our purchase agreement with Teuto, we made an upfront payment at the closing of approximately $230 million. In addition, Teuto will be eligible to receive a performance-based milestone payment from us in 2012 of up to approximately $200 million. We have an option to acquire the remaining 60 percent of Teuto’s shares beginning in 2014, and Teuto’s shareholders have an option to sell their 60 percent stake to us beginning in 2015. The portion of the total arrangement consideration that was allocated to the net call/put option, based on relative fair values of the 40% equity investment and net option respectively, is being accounted for at cost and will be evaluated for impairment on an ongoing basis.

We are accounting for our interest in Teuto as an equity method investment due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest. Our investment in Teuto is reported as a private equity investment in Long-term investments and loans. Our share of Teuto’s income and expenses is recorded in Other deductions—net.

Formation of ViiV

On October 30, 2009, we and GlaxoSmithKline plc (GSK) created a new company, ViiV Healthcare Limited (ViiV), which is focused solely on research, development and commercialization of human immunodeficiency virus (HIV) medicines. We and GSK have contributed certain existing HIV-related products, pipeline assets and research assets to ViiV and will perform R&D and manufacturing services. The R&D Services Agreement provides that we will perform R&D services for pipeline and marketed products contributed by us and that such services be billed at our internal cost plus a profit margin. After two and a half years, either party may terminate this agreement with six months’ notice. The Contract Manufacturing Agreement provides that we will manufacture and supply products to ViiV for four years at a price that incorporates a profit margin. Prior to the agreed termination date, ViiV may terminate this agreement at any time with approximately one-year’s notice. Further, Pfizer and GSK have entered into a 3-year Research Alliance Agreement with ViiV under which each party, at its sole discretion, may conduct research programs in order to achieve Proof of Concept for an HIV Therapy Compound. ViiV will have a right of first negotiation on compounds that reach Proof of Concept.

We recognized a gain of approximately $482 million in connection with the formation, which was recorded in Other deductions—net in the fourth quarter of 2009. Since we held a 15% equity interest in ViiV, we had an indirect retained interest in the contributed assets; as such, 15% of the gain, or $72 million, is the portion of the gain associated with that indirect retained interest. In valuing our investment in ViiV (which includes the indirect retained interest in the contributed assets), we used discounted cash flow techniques, utilizing an 11% discount rate and a terminal year growth factor of 3%.

We currently hold a 15% equity interest and GSK holds an 85% equity interest in ViiV. The equity interests will be adjusted in the event that specified sales and regulatory milestones are achieved. Our equity interest in ViiV could vary from 9% to 30.5%, and GSK’s equity interest could vary from 69.5% to 91%, depending upon the milestones achieved with respect to the original assets contributed to ViiV by us and by GSK. Each company also may be entitled to preferential dividend payments to the extent that specific sales thresholds are met in respect of the marketed products and pipeline assets originally contributed.

We are accounting for our interest in ViiV as an equity method investment due to the significant influence we have over the operations of ViiV through our board representation and minority veto rights. Our investment in ViiV is reported as a private equity investment in Long-term investments and loans. Our share of ViiV’s income and expenses is recorded in Other deductions—net.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives	12 Months Ended
Dec. 31, 2011
Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives
3.	Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives

We incur significant costs in connection with acquiring businesses and restructuring and integrating acquired businesses and in connection with our global cost-reduction and productivity initiatives. For example:

•	for our cost-reduction and productivity initiatives, we typically incur costs and charges associated with site closings and other facility rationalization actions, workforce reductions and the expansion of shared services, including the development of global systems; and

•	for our acquisition activity, we typically incur costs that can include transaction costs, integration costs (such as expenditures for consulting and the integration of systems and processes) and restructuring charges, related to employees, assets and activities that will not continue in the combined company.

All of our businesses and functions can be impacted by these actions, including sales and marketing, manufacturing and research and development, as well as functions such as information technology, shared services and corporate operations. In early February 2011, we announced a new research and productivity initiative to accelerate our strategies to improve innovation and overall productivity in R&D by prioritizing areas with the greatest scientific and commercial promise, utilizing appropriate risk/return profiles and focusing on areas with the highest potential to deliver value in the near term and over time.

The components of costs incurred in connection with our acquisitions and our cost-reduction/productivity initiatives follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Transaction costs(a)	$30	$22	$768
Integration costs(b)	730	1,004	569
Restructuring charges(c)
Employee termination costs	1,791	1,114	2,564
Asset impairments	256	870	159
Other	127	191	270
Restructuring charges and certain acquisition-related costs	2,934	3,201	4,330
Additional depreciation—asset restructuring, recorded in our consolidated statements of income as follows(d):
Cost of Sales	557	527	133
Selling, informational and administrative expenses	75	227	53
Research and development expenses	607	34	55
Total additional depreciation—asset restructuring	1,239	788	241
Implementation costs, recorded in our consolidated statements of income as follows(e)
Cost of sales	250	—	46
Selling, informational and administrative expenses	25	—	159
Research and development expenses	72	—	36
Other deductions—net	—	—	9
Total implementation costs	347	—	250
Total costs associated with cost-reduction and productivity initiatives and acquisition activity	$4,520	$3,989	$4,821

(a)

Transaction costs represent external costs directly related to acquired businesses and primarily include expenditures for banking, legal, accounting and other similar services. Substantially all of the costs incurred in 2009 were fees related to a $22.5 billion bridge term loan credit agreement entered into with certain financial institutions on March 12, 2009 to partially fund our acquisition of Wyeth. The bridge term loan credit agreement was terminated in June 2009 as a result of our issuance of approximately $24.0 billion of senior unsecured notes in the first half of 2009.

(b)

Integration costs represent external, incremental costs directly related to integrating acquired businesses, and primarily include expenditures for consulting and the integration of systems and processes.

(c)

From the beginning of our cost-reduction and productivity initiatives in 2005 through December 31, 2011, Employee termination costs represent the expected reduction of the workforce by approximately 57,400 employees, mainly in manufacturing and sales and research, of which approximately 42,800 employees have been terminated as of December 31, 2011. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination. Asset impairments primarily include charges to write down property, plant and equipment to fair value. Other primarily includes costs to exit certain assets and activities.

The restructuring charges in 2011 are associated with the following:

•

Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health and Consumer Healthcare operating segment ($51 million), Nutrition operating segment ($4 million), research and development operations ($489 million), manufacturing operations ($280 million) and Corporate ($427 million).

The restructuring charges in 2010 are associated with the following:

•

Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health and Consumer Healthcare operating segment ($46 million), Nutrition operating segment ($4 million), research and development operations ($292 million), manufacturing operations ($1.1 billion) and Corporate ($455 million).

The restructuring charges in 2009 are associated with the following:

•

Our three biopharmaceutical operating segments ($1.3 billion), Animal Health and Consumer Healthcare operating segment ($250 million), Nutrition operating segment ($4 million income), research and development operations ($339 million), manufacturing operations ($292 million) and Corporate ($781 million).

(d)	Additional depreciation—asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.
(e)	Implementation costs generally represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction and productivity initiatives.

The components of restructuring charges follow:
	COSTS INCURRED	ACTIVITY THROUGH DECEMBER 31,	ACCRUAL AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2005-2011	2011(a)	2011(b)
Employee termination costs	$10,602	$ 8,167	$2,434
Asset impairments	2,564	2,564	—
Other	1,022	931	92
Total	$14,188	$11,662	$2,526

(a)	Includes adjustments for foreign currency translation.
(b)	Included in Other current liabilities ($1.6 billion) and Other noncurrent liabilities ($928 million).

Other Deductions-Net	12 Months Ended
Dec. 31, 2011
Other Deductions-Net

4.	Other Deductions—Net

The components of Other deductions—net follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Interest income	$(458)	$(402)	$(747)
Interest expense	1,681	1,797	1,232
Net interest expense(a)	1,223	1,395	485
Royalty-related income	(570)	(579)	(243)
Net gains on asset disposals(b)	(1)	(262)	(188)
Certain legal matters, net(c)	790	1,737	234
Certain asset impairment charges(d)	863	2,175	417
Gain related to ViiV(e)	—	—	(482)
Other, net	174	(130)	62
Other deductions—net	$2,479	$4,336	$285

(a)

2011 vs. 2010 - Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the conversion of some fixed-rate liabilities to floating rate liabilities. 2010 vs. 2009 – Interest expense increased due to our issuance of $13.5 billion of senior unsecured notes on March 24, 2009 and approximately $10.5 billion of senior unsecured notes on June 3, 2009, primarily related to the acquisition of Wyeth, as well as the addition of legacy Wyeth debt. Interest income decreased due to lower interest rates, coupled with lower average cash balances. Capitalized interest expense totaled $50 million in 2011, $36 million in 2010 and $34 million in 2009.

(b)

In 2010 and 2009, represents gains on sales of certain investments and businesses. Net gains primarily include realized gains and losses on sales of available-for-sale securities: in 2011, 2010 and 2009, gross realized gains were $79 million, $153 million and $186 million, respectively. Gross realized losses were $73 million in 2011, $12 million in 2010 and $43 million in 2009. Proceeds, primarily from the sale of available-for-sale securities, were $10.2 billion in 2011, $5.3 billion in 2010 and $27.0 billion in 2009.

(c)

In 2011, primarily relates to charges for hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.

(d)

The majority of the asset impairment charges for 2011 and 2010 are related to intangible assets, including in-process research and development (IPR&D) assets, which were acquired as part of our acquisition of Wyeth.

In 2011, the impairment charges of $863 million include (i) approximately $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) approximately $195 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) approximately $185 million of Developed Technology Rights comprising the impairments of five assets. These impairment charges reflect, among other things, the impact of new scientific findings and the increased competitive environment. The impairment charges are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million); Animal Health ($17 million); and other ($12 million).

In 2010, the impairment charges of $2.2 billion include (i) approximately $950 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) approximately $700 million of indefinite-lived Brands, related to Third Age, infant formulas for the first 12-36 months of age, and Robitussin, a cough suppressant; and (iii) approximately $550 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Nutrition ($385 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); Worldwide Research and Development ($54 million); and other ($13 million).

In 2009, the impairment charge of $417 million primarily relates to certain materials used in our research and development activities that were no longer considered recoverable.

(e)

Represents a gain related to ViiV, an equity method investment, which is focused solely on research, development and commercialization of HIV medicines (see Note 2F. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments).

Taxes on Income	12 Months Ended
Dec. 31, 2011
Taxes on Income

5.	Taxes on Income

A. Taxes on Income

The components of Income from continuing operations before provision for taxes on income follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
United States	$(2,254)	$(2,513)	$(3,694)
International	15,016	11,795	14,368
Income from continuing operations before provision for taxes on income(a), (b)	$12,762	$9,282	$10,674

(a)

2011 vs. 2010 – The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.

(b)

2010 vs. 2009 – The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.

The components of Provision for taxes on income based on the location of the taxing authorities, follow:
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
United States:
Current income taxes:
Federal	$1,349	$(2,763)	$10,151
State and local	208	(315)	68
Deferred income taxes:
Federal	349	2,010	(10,005)
State and local	(242)	(6)	(93)
Total U.S. tax provision/(benefit)(a), (b), (c)	1,664	(1,074)	121
International:
Current income taxes	2,202	2,212	1,516
Deferred income taxes	157	(67)	508
Total international tax provision	2,359	2,145	2,024
Provision for taxes on income(d)	$4,023	$1,071	$2,145

(a)

In 2011, the Federal deferred income tax expense includes approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes.)

(b)

In 2010, the Federal current income tax benefit is primarily due to the tax benefit recorded in connection with our $1.4 billion settlement with the U.S. Internal Revenue Service and the reversal of $600 million of accruals related to interest on these unrecognized tax benefits. (See below). The Federal deferred income tax expense includes approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes).

(c)

In 2009, virtually all of the Federal current income tax expense was due to increased tax costs associated with certain business decisions executed to finance the Wyeth acquisition, including the decision to repatriate certain funds earned outside of the U.S. In addition, virtually all of the Federal deferred income tax benefit was due to a reduction of deferred tax liabilities recorded in connection with our acquisition of Wyeth. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(d)

In 2011, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of King are excluded. In 2010 and 2009, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of Wyeth are excluded. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.)

Settlements and Other Items Impacting Provision for Taxes on Income

In 2011, the Provision for taxes on income was impacted by the following:

•	Tax benefits of approximately $190 million resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and from the expiration of certain statutes of limitations, as well as the reversal of approximately $77 million of accruals related to interest on these unrecognized tax benefits;

•	A tax benefit of approximately $80 million, inclusive of interest, resulting from the settlement of certain audits with the U.S. Internal Revenue Service; and

•	Tax benefits of approximately $270 million resulting from charges related to the hormone-therapy litigation.

In 2011, the $248 million fee payable to the federal government, recorded in Selling, informational and administrative expenses, as a result of the U.S. Healthcare Legislation, is not deductible for U.S. income tax purposes.

In 2010, the Provision for taxes on income was impacted by the following:

•	A tax benefit of approximately $1.4 billion recorded in the fourth quarter, related to an audit settlement with the U.S. Internal Revenue Service and the reversal of approximately $600 million of accruals related to interest on these unrecognized tax benefits;

•	The write-off of approximately $270 million of deferred tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage, resulting from the provisions of the U.S. Healthcare Legislation enacted in March 2010 concerning the tax treatment of that subsidy effective for tax years beginning after December 31, 2012;

•	Tax benefits of approximately $320 million resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, and the expiration of certain statute of limitations, as well as the reversal of approximately $140 million of accruals related to interest on these unrecognized tax benefits; and

•	Tax benefits of approximately $506 million resulting from charges for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.

In 2009, the Provision for taxes on income was impacted by the following:

•	A tax benefit of approximately $174 million, recorded in the third quarter, related to the final resolution of an agreement-in-principle with the DOJ to settle investigations of past promotional practices concerning Bextra and certain other investigations. This resulted in the receipt of information that raised our assessment of the likelihood of prevailing on the technical merits of our tax position; and

•	A tax benefit of approximately $556 million related to the sale of one of our biopharmaceutical companies, Vicuron Pharmaceuticals, Inc. The sale, for nominal consideration, resulted in a loss for tax purposes. This tax benefit is a result of the significant initial investment in the entity at the time of acquisition, primarily reported as an income statement charge for IPR&D at acquisition date.

In 2009, we incurred certain costs associated with the Wyeth acquisition that are not deductible for tax purposes.

See also Note 5D. Taxes on Income: Tax Contingencies.

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:

	0000000000000	0000000000000	0000000000000

	YEAR ENDED DECEMBER 31,
	2011	2010	2009

U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations (a)	(3.3)	2.2	(9.4)
Resolution of certain tax positions(b)	(2.7)	(26.4)	—
Sales of biopharmaceutical companies(c)	0.2	—	(5.1)
U.S. Healthcare Legislation(c)	0.7	2.8	—
U.S. research tax credit and manufacturing deduction	(0.9)	(2.3)	(1.3)
Legal settlements(c)	—	0.4	(1.6)
Acquired IPR&D(d)	—	0.5	0.2
Wyeth acquisition-related costs(c)	—	0.5	2.4
All other—net	2.5	(1.2)	(0.1)

Effective tax rate for income from continuing operations	31.5%	11.5%	20.1%

(a)

For taxation of non-U.S. operations, this rate impact reflects the fact that we operate manufacturing subsidiaries in Puerto Rico, Ireland, and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing operations. The rate impact also reflects the jurisdictional location of earnings, the costs of certain repatriation decisions and uncertain tax positions.

(b)	For a discussion about the resolution of certain tax positions, see Note 5D. Taxes on Income: Tax Contingencies.
(c)

For a discussion about the sales of the biopharmaceutical companies, the impact of U.S. Healthcare Legislation, legal settlements and Wyeth acquisition related costs, see Note 5A. Taxes on Income: Taxes on Income.

(d)	The charges for acquired IPR&D are primarily not deductible for tax purposes.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting follow:

	2011 DEFERRED TAX		2010 DEFERRED TAX
(MILLIONS OF DOLLARS)	ASSETS	(LIABILITIES)	ASSETS	(LIABILITIES)

Prepaid/deferred items	$1,611	$ (211)	$1,321	$ (112)
Inventories	324	(52)	132	(59)
Intangibles	1,713	(16,014)	1,165	(17,104)
Property, plant and equipment	226	(1,326)	420	(2,146)
Employee benefits	4,285	(524)	4,479	(56)
Restructurings and other charges	554	(95)	1,359	(70)
Legal and product liability reserves	1,812	—	1,411	—
Net operating loss/credit carryforwards	4,414	—	4,575	—
Unremitted earnings	—	(11,699)	—	(9,524)
State and local tax adjustments	476	—	452	—
All other	1,197	(125)	601	(554)

Subtotal	16,612	(30,046)	15,915	(29,625)
Valuation allowance	(1,201)	—	(894)	—

Total deferred taxes	$15,411	$(30,046)	$15,021	$(29,625)

Net deferred tax liability(a),(b)		$(14,635)		$(14,604)

(a)

2011 vs. 2010 – The net deferred tax liability position in 2011 was about the same as 2010 and reflects an increase in noncurrent deferred tax liabilities related to intangibles established in connection with our acquisition of King and an increase in noncurrent deferred tax liabilities on unremitted earnings, partially offset by the reduction in noncurrent deferred tax liabilities related to the amortization of identifiable intangibles, and an increase in current deferred tax assets established as a result of litigation charges related to hormone therapy.

(b)

In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($291 million) and Noncurrent deferred tax liabilities ($19.6 billion). In 2010, included in Taxes and other current assets ($3.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($108 million) and Noncurrent deferred tax liabilities ($18.6 billion).

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses, and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2012 to 2031. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2011, we have not made a U.S. tax provision on approximately $63.0 billion of unremitted earnings of our international subsidiaries. As of December 31, 2011, as these earnings are intended to be permanently reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability is not practicable.

D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2011 and 2010, we had approximately $6.1 billion and $5.8 billion, respectively, in net liabilities associated with uncertain tax positions, excluding associated interest:

•

Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2011 and 2010, we had approximately $1.2 billion and $1.0 billion, respectively, in assets associated with uncertain tax positions recorded in Taxes and other noncurrent assets.

•

Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2011	2010	2009

Balance, January 1	$(6,759)	$(7,657)	$(5,372)
Acquisitions(a)	(72)	(49)	(1,785)
Increases based on tax positions taken during a prior period(b)	(502)	(513)	(79)
Decreases based on tax positions taken during a prior period(b), (c)	271	2,384	38
Decreases based on cash payments for a prior period	575	280	—
Increases based on tax positions taken during the current period(b)	(855)	(1,396)	(941)
Decreases based on tax positions taken during the current period	—	—	712
Impact of foreign exchange	(89)	104	(284)
Other, net(d)	122	88	54

Balance, December 31(e)	$(7,309)	$(6,759)	$(7,657)

(a)	The amount in 2011 primarily relates to the acquisition of King and the amounts in 2010 and 2009 primarily relate to the acquisition of Wyeth.
(b)	Primarily included in Provision for taxes on income.
(c)	In 2011, 2010, and 2009, the decreases are primarily a result of effectively settling certain issues with the U.S. and foreign tax authorities. See discussions below.
(d)	Primarily includes decreases as a result of a lapse of applicable statutes of limitations.
(e)

In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion). In 2010, included in Income taxes payable ($421 million), Taxes and other current assets ($279 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($369 million) and Other taxes payable ($5.5 billion).

•

Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our consolidated statements of income. In 2011, we recorded net interest expense of $203 million. In 2010, we recorded net interest income of $545 million, primarily as a result of settling certain issues with the U.S. and various foreign tax authorities, which are discussed below. In 2009, we recorded net interest expense of $191 million. Gross accrued interest totaled $951 million as of December 31, 2011 (reflecting a decrease of approximately $203 million as a result of cash payments) and $952 million as of December 31, 2010. In 2011, these amounts were included in Income taxes payable ($120 million), Taxes and other current assets ($2 million) and Other taxes payable ($829 million). In 2010, these amounts were included in Income taxes payable ($112 million), Taxes and other current assets ($122 million) and Other taxes payable ($718 million). Accrued penalties are not significant.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The United States is one of our major tax jurisdictions:

•

During the first quarter of 2011, we reached a settlement with the U.S. Internal Revenue Service (IRS) with respect to the audits of the Wyeth tax returns for the years 2002 through 2005. The settlement resulted in an income tax benefit to Pfizer of approximately $80 million for income tax and interest. Tax years 2006 through the Wyeth acquisition date (October 15, 2009) are currently under audit.

•

During the fourth quarter of 2010, we reached a settlement with the IRS related to issues we had appealed with respect to the audits of the Pfizer Inc. tax returns for the years 2002 through 2005, as well as the Pharmacia audit for the year 2003 through the date of merger with Pfizer (April 16, 2003). The IRS concluded its examination of the aforementioned tax years and issued a final Revenue Agent’s Report (RAR). The Company agreed with all of the adjustments and computations contained in the RAR. As a result of settling these audit years, in the fourth quarter of 2010, we reduced our unrecognized tax benefits by approximately $1.4 billion and recorded a corresponding tax benefit. The fourth quarter and full year 2010 effective tax rates were also favorably impacted by the reversal of $600 million of accruals related to interest on these unrecognized tax benefits. The tax years 2006-2010 are currently under audit and the tax year 2011 is open but not under audit. All other tax years in the U.S. for Pfizer Inc. are closed under the statute of limitations.

•

King’s tax year 2008 and Alpharma, Inc.’s (a company acquired through the King acquisition) tax years 2005-2007 are currently under audit. Tax years 2009 through the date of acquisition (January 31, 2011) are open but not under audit. King’s tax years prior to 2008 have been settled with the IRS. The open tax years and audits of King and its subsidiaries are not considered significant to Pfizer.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (1998-2011), Japan (2006-2011), Europe (2002-2011, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany) and Puerto Rico (2007-2011). During 2011, we recognized approximately $190 million in tax benefits resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, as well as from the expiration of certain statutes of limitations. The 2011 effective tax rate was also favorably impacted by approximately $77 million related to the reversal of accruals for interest on these unrecognized tax benefits. During 2010, we also recognized approximately $320 million in tax benefits resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities, as well as from the expiration of certain statutes of limitations. The 2010 effective tax rate was also favorably impacted by approximately $140 million related to the reversal of accruals for interest on these unrecognized tax benefits.

Any settlements or statute of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next twelve months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $500 million, as a result of settlements with taxing authorities or the expiration of the statute of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible change related to our uncertain tax positions, and such changes could be significant.

Other Comprehensive Income/(Loss)	12 Months Ended
Dec. 31, 2011
Other Comprehensive Income/(Loss)

6.	Other Comprehensive Income/(Loss)

The components and changes in Accumulated other comprehensive income/(loss) follow:

	NET UNREALIZED GAINS/(LOSSES)			BENEFIT PLANS
(MILLIONS OF DOLLARS)	CURRENCY TRANSLATION ADJUSTMENT AND OTHER	DERIVATIVE FINANCIAL INSTRUMENTS	AVAILABLE FOR-SALE SECURITIES	ACTUARIAL GAINS/ (LOSSES)	PRIOR SERVICE (COSTS)/ CREDITS AND OTHER	ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)

Balance, January 1, 2009	$(1,389)	$ 28	$ (86)	$(3,132)	$ 10	$(4,569)

Other comprehensive income/(loss)—Pfizer Inc.(a):
Foreign currency translation adjustments	4,978	—	—	—	—	4,978
Unrealized holding gains	—	291	576	—	—	867
Reclassification adjustments to income(b)	5	(299)	(143)	—	—	(437)
Actuarial gains/(losses) and other benefit plan items	—	—	—	(701)	154	(547)
Amortization of actuarial losses and other benefit plan items	—	—	—	291	(6)	285
Curtailments and settlements—net	—	—	—	390	(5)	385
Other	2	—	—	(196)	(3)	(197)
Income taxes	(46)	(14)	(78)	(19)	(56)	(213)
						5,121

Balance, December 31, 2009	3,550	6	269	(3,367)	94	552

Other comprehensive income/(loss)—Pfizer Inc.(a):
Foreign currency translation adjustments	(3,544)	—	—	—	—	(3,544)
Unrealized holding gains/(losses)	—	(1,043)	7	—	—	(1,036)
Reclassification adjustments to income(b)	(7)	702	(141)	—	—	554
Actuarial gains/(losses) and other benefit plan items	—	—	—	(1,426)	550	(876)
Amortization of actuarial losses and other benefit plan items	—	—	—	262	(42)	220
Curtailments and settlements—net	—	—	—	266	(49)	217
Other	5	—	—	88	5	98
Income taxes	165	127	22	230	(169)	375
						(3,992)

Balance, December 31, 2010	169	(208)	157	(3,947)	389	(3,440)

Other comprehensive income/(loss)––Pfizer Inc.(a):
Foreign currency translation adjustments	837	—	—	—	—	837
Unrealized holding losses	—	(502)	(143)	—	—	(645)
Reclassification adjustments to income(b)	(127)	239	15	—	—	127
Actuarial gains/(losses) and other benefit plan items	—	—	—	(2,459)	106	(2,353)
Amortization of actuarial losses and other benefit plan items	—	—	—	284	(69)	215
Curtailments and settlements—net	—	—	—	355	(91)	264
Other	4	—	—	(100)	3	(93)
Income taxes	61	110	17	747	24	959
						(689)

Balance, December 31, 2011	$ 944	$ (361)	$ 46	$(5,120)	$ 362	$(4,129)

(a)	Amounts do not include adjustments attributable to noncontrolling interests of $45 million loss in 2011, $5 million income in 2010 and $6 million income in 2009.
(b)	The currency translation adjustments reclassified to income resulted from the sale of legal entities.

Income taxes are not provided for foreign currency translation relating to permanent investments in international subsidiaries.

As of December 31, 2011, we estimate that we will reclassify into 2012 income the following pre-tax amounts currently held in Accumulated other comprehensive income/(loss): $21 million of the unrealized holding gains on derivative financial instruments; $466 million of actuarial losses related to benefit plan obligations and plan assets and other benefit plan items; and $75 million of prior service credits primarily related to benefit plan amendments.

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments

7.	Financial Instruments

A. Selected Financial Assets and Liabilities

Information about certain of our financial assets and liabilities follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010

Selected financial assets measured at fair value on a recurring basis(a):
Trading securities(b)	$ 154	$ 173
Available-for-sale debt securities(c)	29,179	32,699
Available-for-sale money market funds(d)	1,370	1,217
Available-for-sale equity securities, excluding money market funds(c)	317	230
Derivative financial instruments in receivable positions(e):
Interest rate swaps	1,033	603
Foreign currency forward-exchange contracts	349	494
Foreign currency swaps	17	128

Total	32,419	35,544

Other selected financial assets(f):
Held-to-maturity debt securities, carried at amortized cost(c)	1,155	1,178
Private equity securities, carried as equity method or at cost(g)	1,020	1,134
Short-term loans, carried at cost(h)	51	467
Long-term loans, carried at cost(h)	381	299

Total	2,607	3,078

Total selected financial assets	$35,026	$38,622

Financial liabilities measured at fair value on a recurring basis(a):
Derivative financial instruments in a liability position(i):
Foreign currency swaps	$ 1,396	$ 623
Foreign currency forward-exchange contracts	355	257
Interest rate swaps	14	4

Total	1,765	884

Other financial liabilities(j):
Short-term borrowings, carried at historical proceeds, as adjusted(f), (k)	4,018	5,603
Long-term debt, carried at historical proceeds, as adjusted(l), (m)	34,931	38,410

Total	38,949	44,013

Total selected financial liabilities	$40,714	$44,897

(a)

Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value). All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except that included in available-for-sale equity securities, excluding money market funds, are $85 million as of December 31, 2011 and $105 million as of December 31, 2010 of investments that use Level 1 inputs in the calculation of fair value, and $25 million as of December 31, 2011 that use Level 3 inputs.

(b)	Trading securities are held in trust for legacy business acquisition severance benefits.
(c)	Gross unrealized gains and losses are not significant.
(d)

Includes approximately $625 million as of December 31, 2011 and December 31, 2010 of money market funds held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin.

(e)

Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $169 million and interest rate swaps with fair values of $8 million at December 31, 2011; and foreign currency forward-exchange contracts with fair values of $326 million and foreign currency swaps with fair values of $17 million at December 31, 2010.

(f)

The differences between the estimated fair values and carrying values of these financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2011 or December 31, 2010.

(g)	Our private equity securities represent investments in the life sciences sector.
(h)	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor’s (S&P) ratings that are virtually all AA or better).
(i)

Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $123 million at December 31, 2011; and foreign currency forward-exchange contracts with fair values of $186 million and foreign currency swaps with fair values of $93 million at December 31, 2010.

(j)	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
(k)	Includes foreign currency borrowings with fair values of $2 billion at December 31, 2010, which are used as hedging instruments.
(l)	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
(m)	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of our general accounting policies associated with developing fair value estimates, see Note 1E. Significant Accounting Policies: Fair Value. For a description of the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Specifically, the following methods and assumptions were used to estimate the fair value of our financial assets and liabilities:

•	Trading equity securities—quoted market prices.

•	Trading debt securities—observable market interest rates.

•	Available-for-sale debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Available-for-sale money market funds—observable Net Asset Value prices.

•	Available-for-sale equity securities, excluding money market funds—third-party pricing services that principally use a composite of observable prices.

•

Derivative financial instruments (assets and liabilities)—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data. Where applicable, these models discount future cash flow amounts using market-based observable inputs, including interest rate yield curves, and forward and spot prices for currencies. The credit risk impact to our derivative financial instruments was not significant.

•	Held-to-maturity debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•

Private equity securities, excluding equity-method investments—application of the implied volatility associated with an observable biotech index to the carrying amount of our portfolio and, to a lesser extent, performance multiples of comparable securities adjusted for company-specific information.

•

Short-term and long-term loans—third-party model that discounts future cash flows using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

•	Short-term borrowings and long-term debt—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and our own credit rating.

In addition, we have long-term receivables where the determination of fair value employs discounted future cash flows, using current interest rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness. Our procedures can include, for example, referencing other third-party pricing models, monitoring key observable inputs (like LIBOR interest rates) and selectively performing test-comparisons of values with actual sales of financial instruments.

The selected financial assets and liabilities are presented in our consolidated balance sheets as follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010

Assets
Cash and cash equivalents	$ 900	$ 906
Short-term investments	23,219	26,277
Short-term loans	51	467
Long-term investments and loans	9,457	9,747
Taxes and other current assets(a)	357	515
Taxes and other noncurrent assets(b)	1,042	710

Total	$35,026	$38,622

Liabilities
Short-term borrowings, including current portion of long-term debt	$4,018	$ 5,603
Other current liabilities(c)	459	339
Long-term debt	34,931	38,410
Other noncurrent liabilities(d)	1,306	545

Total	$40,714	$44,897

(a)

As of December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million) and, as of December 31, 2010, include foreign currency forward-exchange contracts ($494 million) and foreign currency swaps ($21 million).

(b)

As of December 31, 2011, derivative instruments at fair value include interest rate swaps ($1.0 billion) and foreign currency swaps ($17 million) and, as of December 31, 2010, include interest rate swaps ($603 million) and foreign currency swaps ($107 million).

(c)

At December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million) and, at December 31, 2010, include foreign currency forward-exchange contracts ($257 million), foreign currency swaps ($79 million) and interest rate swaps ($3 million).

(d)

At December 31, 2011, derivative instruments at fair value include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million) and, at December 31, 2010, include foreign currency swaps ($544 million) and interest rate swaps ($1 million).

There were no significant impairments of financial assets recognized in any period presented.

B. Investments in Debt Securities

The contractual maturities of the available-for-sale and held-to-maturity debt securities follow:

	YEARS
(MILLIONS OF DOLLARS)	WITHIN 1	OVER 1 TO 5	OVER 5 TO 10	TOTAL AS OF DECEMBER 31, 2011

Available-for-sale debt securities:
Western European, Scandinavian and other government debt	$ 9,895	$1,177	$ ––	$11,072
Corporate debt(a)	3,921	2,321	284	6,526
U.S. Government debt	5,431	––	257	5,688
Supranational debt	1,872	433	––	2,305
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities	––	2,225	9	2,234
Western European and other government agency debt	1,101	253	––	1,354
Held-to-maturity debt securities:
Certificates of deposit and other	1,150	5	––	1,155

Total debt securities	$23,370	$6,414	$550	$30,334

(a)	Primarily issued by above-investment-grade institutions in the financial services sector.

C. Short-Term Borrowings

Short-term borrowings include amounts for commercial paper of $2.7 billion as of December 31, 2011, and $1.2 billion as of December 31, 2010. The weighted-average effective interest rate on short-term borrowings outstanding was 0.2% as of December 31, 2011, and 2.8% as of December 31, 2010.

As of December 31, 2011, we had access to $9.4 billion of lines of credit, of which $2.3 billion expire within one year. Of these lines of credit, $8.6 billion are unused, of which our lenders have committed to loan us $7.5 billion at our request. Also, $7.0 billion of our unused lines of credit, all of which expire in 2016, may be used to support our commercial paper borrowings.

D. Long-Term Debt

The components of our long-term debt follow:

		AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	MATURITY DATE	2011	2010

Senior unsecured notes:
6.20%(a)	March 2019	$ 3,248	$ 3,247
5.35%(a)	March 2015	3,069	3,000
7.20%(a)	March 2039	2,948	2,564
4.75% euro(b)	June 2016	2,583	2,665
5.75% euro(b)	June 2021	2,581	2,662
3.625% euro(b)	June 2013	2,392	2,466
6.50% U.K. pound(b)	June 2038	2,306	2,306
5.95%	April 2037	2,088	2,089
5.50%	February 2014	1,893	1,921
5.50%	March 2013	1,564	1,608
4.55% euro	May 2017	1,325	1,322
4.75% euro	December 2014	1,266	1,302
5.50%	February 2016	1,061	1,074
4.45%(c)	March 2012	––	3,543
Notes and other debt with a weighted-average interest rate of 5.28%(d)	2012–2018	2,302	2,342
Notes and other debt with a weighted-average interest rate of 6.51%(e)	2021–2036	3,440	3,464
Foreign currency notes and other foreign currency debt with a weighted- average interest rate of 2.48%(f)	2014-2016	865	835

Total long-term debt		$34,931	$38,410

Current portion not included above		$6	$ 3,502

(a)

Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(b)

Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus, in each case, accrued and unpaid interest.

(c)	At December 31, 2011, the note was called.
(d)	Contains debt issuances with a weighted-average maturity of approximately 5 years.
(e)	Contains debt issuances with a weighted-average maturity of approximately 18 years.
(f)	Contains debt issuances with a weighted-average maturity of approximately 4 years.

Long-t	erm debt outstanding as of December 31, 2011 matures in the following years:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	AFTER 2016	TOTAL

Maturities	$3,964	$3,987	$3,074	$4,500	$19,406	$34,931

In March 2007, we filed a securities registration statement with the SEC. The registration statement was filed under the automatic shelf registration process available to “well–known seasoned issuers” and expired in March 2010. On March 24, 2009, in order to partially finance our acquisition of Wyeth, we issued $13.5 billion of senior unsecured notes under this registration statement. On June 3, 2009, also in order to partially finance our acquisition of Wyeth, we issued approximately $10.5 billion of senior unsecured notes in a private placement pursuant to Regulation S under the Securities Act of 1933, as amended (Securities Act of 1933). The notes issued on June 3, 2009 have not been and will not be registered under the Securities Act of 1933 and, subject to certain exceptions, may not be sold, offered or delivered within the U.S. to, or for the account or benefit of, U.S. persons.

E.	Derivative Financial Instruments and Hedging Activities

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investments in foreign affiliates is exposed to changes in foreign exchange rates. We seek to manage our foreign exchange risk, in part, through operational means, including managing expected same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. Depending on market conditions, foreign exchange risk also is managed through the use of derivative financial instruments and foreign currency debt. These financial instruments serve to protect net income and net investments against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions. The aggregate notional amount of foreign exchange derivative financial instruments hedging or offsetting foreign currency exposures is $48.1 billion. The derivative financial instruments primarily hedge or offset exposures in the euro, Japanese yen and U.K. pound. The maximum length of time over which we are hedging future foreign exchange cash flows relates to our $2.3 billion U.K. pound debt maturing in 2038.

All derivative contracts used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings or in Other comprehensive income/(loss), depending on the nature and purpose of the financial instrument (offset or hedge relationship) and the effectiveness of the hedge relationships, as follows:

•	We record in Other comprehensive income/(loss) the effective portion of the gains or losses on foreign currency forward-exchange contracts and foreign currency swaps that are designated as cash flow hedges and reclassify those amounts, as appropriate, into earnings in the same period or periods during which the hedged transaction affects earnings.

•	We recognize the gains and losses on forward-exchange contracts and foreign currency swaps that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

•	We recognize the gain and loss impact on foreign currency swaps designated as hedges of our net investments in earnings in three ways: over time—for the periodic net swap payments; immediately—to the extent of any change in the difference between the foreign exchange spot rate and forward rate; and upon sale or substantial liquidation of our net investments—to the extent of change in the foreign exchange spot rates.

•	We record in Other comprehensive income/(loss) the foreign exchange gains and losses related to foreign exchange-denominated debt designated as a hedge of our net investments in foreign subsidiaries and reclassify those amounts into earnings upon the sale or substantial liquidation of our net investments.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

Interest Rate Risk

Our interest-bearing investments, loans and borrowings are subject to interest rate risk. We seek to invest and loan primarily on a short-term or variable-rate basis; however, in light of current market conditions, we currently borrow primarily on a long-term, fixed-rate basis. From time to time, depending on market conditions, we will change the profile of our outstanding debt by entering into derivative financial instruments like interest rate swaps.

We entered into derivative financial instruments to hedge or offset the fixed interest rates on the hedged item, matching the amount and timing of the hedged item. The aggregate notional amount of interest rate derivative financial instruments is $10.6 billion. The derivative financial instruments primarily hedge U.S. dollar and euro fixed-rate debt.

All derivative contracts used to manage interest rate risk are measured at fair value and reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings, as follows:

•	We recognize the gains and losses on interest rate swaps that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We recognize the offsetting earnings impact of fixed-rate debt attributable to the hedged risk also in earnings.

Any ineffectiveness is recognized immediately into earnings. There was no significant ineffectiveness for any period presented.

Information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk follows:

	AMOUNT OF GAINS/(LOSSES) RECOGNIZED IN OID(a), (b), (c)		AMOUNT OF GAINS/(LOSSES) RECOGNIZED IN OCI (EFFECTIVE PORTION)(a), (d)		AMOUNT OF GAINS/(LOSSES) RECLASSIFIED FROM OCI INTO OID (EFFECTIVE PORTION)(a), (d)
(MILLIONS OF DOLLARS)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010

Derivative Financial Instruments in Cash Flow Hedge Relationships
Foreign currency swaps	$ ––	$ ––	$ (496)	$(1,054)	$(243)	$(704)
Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency swaps	7	(1)	(1,059)	(97)	––	––
Derivative Financial Instruments Not Designated as Hedges
Foreign currency forward-exchange contracts	(260)	(454)	––	––	––	––
Foreign currency swaps	106	20	––	––	––	––
Non-Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency short-term borrowings	––	––	940	(241)	––	––
Foreign currency long-term debt	––	––	(41)	(91)	––	––
All other, net	15	1	(4)	(6)	4	2

Total	$(132)	$(434)	$ (660)	$(1,489)	$(239)	$(702)

(a)

OID Other (income)/deductions––net, included in the income statement account, Other deductions—net. OCI Other comprehensive income/(loss), included in the balance sheet account Accumulated other comprehensive loss.

(b)	Also includes gains and losses attributable to the hedged risk in fair value hedged relationships.
(c)	There was no significant ineffectiveness for any of the periods presented.
(d)

Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)–derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)––currency translation adjustment and other.

For information about the fair value of our derivative financial instruments, and the impact on our consolidated balance sheet, see Note 7A. Financial Instruments: Selected Financial Assets and Liabilities. Certain of our derivative instruments are covered by associated credit-support agreements that have credit-risk-related contingent features designed to reduce our counterparties’ exposure to our risk of defaulting on amounts owed. The aggregate fair value of these derivative instruments that are in a liability position is $502 million, for which we have posted collateral of $555 million in the normal course of business. These features include the requirement to pay additional collateral in the event of a downgrade in our debt ratings. If there had been a downgrade to below an A rating by S&P or the equivalent rating by Moody’s Investors Service, on December 31, 2011, we would have been required to post an additional $46 million of collateral to our counterparties. The collateral advanced receivables are reported in Cash and cash equivalents.

F. Credit Risk

On an ongoing basis, we review the creditworthiness of counterparties to our foreign exchange and interest rate agreements and do not expect to incur a significant loss from failure of any counterparties to perform under the agreements. There are no significant concentrations of credit risk related to our financial instruments with any individual counterparty. As of December 31, 2011, we had $2.8 billion due from a well-diversified, highly rated group (S&P ratings of mostly A+ or better) of bank counterparties around the world. See Note 7B. Financial Instruments: Investment in Debt Securities for a distribution of our investments.

In general, there is no requirement for collateral from customers. However, derivative financial instruments are executed under master netting agreements with financial institutions. These agreements contain provisions that provide for the ability for collateral payments, depending on levels of exposure, our credit rating and the credit rating of the counterparty. As of December 31, 2011, we received cash collateral of $491 million against various counterparties. The collateral primarily supports the approximate fair value of our derivative contracts. With respect to the collateral received, the obligations are reported in Short-term borrowings, including current portion of long-term debt.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories

8.	Inventories

The components of inventories follow:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010

Finished goods	$2,765	$3,665
Work-in-process	4,119	3,727
Raw materials and supplies	885	883

Total inventories(a), (b)	$7,769	$8,275

(a)

The decrease in total inventories is primarily due to the inventory sold during 2011 that was acquired from Wyeth and had been recorded at fair value, partially offset by the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.

(b)	Certain amounts of inventories are in excess of one year’s supply. There are no recoverability issues associated with those amounts.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment

9.	Property, Plant and Equipment

The components of property, plant and equipment follow:

		AS OF DECEMBER 31,
	USEFUL LIVES
(MILLIONS OF DOLLARS)	(YEARS)	2011	2010

Land	—	$ 747	$ 791
Buildings	33 1/3 - 50	12,804	13,200
Machinery and equipment	8 - 20	11,541	11,744

Furniture, fixtures and other	3 - 12½	4,291	4,643
Construction in progress	—	1,139	999

		30,522	31,377
Less: Accumulated depreciation		13,584	12,732

Total property, plant and equipment(a)		$16,938	$18,645

(a)

The decrease in total property, plant and equipment is primarily due to depreciation, disposals and impairments, partially offset by capital additions, the impact of foreign exchange and the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets

10.	Goodwill and Other Intangible Assets

A. Goodwill

The components and changes in the carrying amount of goodwill follow:

(MILLIONS OF DOLLARS)	PRIMARY CARE	SPECIALTY CARE AND ONCOLOGY	ESTABLISHED PRODUCTS AND EMERGING MARKETS	ANIMAL HEALTH AND CONSUMER HEALTHCARE	NUTRITION	OTHER(a)	TOTAL

Balance, January 1, 2010(b)	$3,272	$ 9,010	$ 9,883	$ 154	$ —	$ 20,038	$42,357
Additions(c)	11	29	32	19	—	2,163	2,254
Other(d)	(71)	(195)	(214)	(14)	—	(189)	(683)
Allocation of other goodwill	2,838	7,815	8,573	2,290	496	(22,012)	—

Balance, December 31, 2010(b)	6,050	16,659	18,274	2,449	496	—	43,928
Additions(e)	129	300	321	55	—	—	805
Other(d)	50	138	151	(7)	2	—	334

Balance, December 31, 2011	$6,229	$17,097	$18,746	$2,497	$498	$ —	$45,067

(a)

The Other goodwill related to our acquisition of Wyeth and was unallocated and subject to change until we completed the recording of the assets acquired and liabilities assumed (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(b)

Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.

(c)

Primarily reflects the impact of measurement period adjustments related to Wyeth (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(d)	Primarily reflects the impact of foreign exchange.
(e)	Primarily reflects the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).

B. Other Intangible Assets

The components of identifiable intangible assets follow:

	AS OF DECEMBER 31,
	2011			2010
(MILLIONS OF DOLLARS)	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION
Finite-lived intangible assets:
Developed technology rights(a)	$73,088	$(32,013)	$41,075	$68,432	$(26,223)	$42,209
Brands	1,678	(687)	991	1,626	(607)	1,019
License agreements	425	(215)	210	637	(248)	389
Other	623	(362)	261	533	(324)	209
Total finite-lived intangible assets	75,814	(33,277)	42,537	71,228	(27,402)	43,826
Indefinite-lived intangible assets:
Brands	10,027	—	10,027	10,219	—	10,219
In-process research and development(a)	1,197	—	1,197	3,438	—	3,438
Trademarks	72	—	72	72	—	72
Total indefinite-lived intangible assets	11,296	—	11,296	13,729	—	13,729
Total identifiable intangible assets(b)	$87,110	$(33,277)	$53,833	$84,957	$(27,402)	$57,555

(a)

In the fourth quarter of 2011, Prevenar 13 Adult and Vyndaqel (tafamidis meglumine) received regulatory approval in a major market, and as a result, we reclassified these assets, with a combined book value of approximately $2.3 billion, from IPR&D to Developed Technology Rights and began to amortize the assets.

(b)

The decrease is primarily related to amortization and impairment charges (see Note 4. Other Deductions—Net), partially offset by assets acquired as part of the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.

At December 31, 2011, our identifiable intangible assets are associated with the following, as a percentage of identifiable intangible assets, less accumulated amortization:

•	Developed technology rights: Specialty Care (64%); Established Products (17%); Primary Care (15%); Animal Health (2%); Oncology (1%); and Nutrition (1%)

•	Brands, finite-lived: Consumer Healthcare (57%); Established Products (29%); and Animal Health (14%)

•	Brands, indefinite-lived: Consumer Healthcare (51%); Established Products (26%); and Nutrition (23%)

•	IPR&D: Worldwide Research and Development (57%); Specialty Care (14%); Primary Care (14%); Established Products (8%); Oncology (5%); and Animal Health (2%)

There are no percentages for our Emerging Markets business unit as it is a geographic-area unit, not a product-based unit. The carrying value of the assets associated with our Emerging Markets business unit is included within the assets associated with the other four biopharmaceutical business units.

For information about intangible asset impairments, see Note 4. Other Deductions––Net.

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, primarily representing the commercialized products included in our five biopharmaceutical business units. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of developed technology rights are the following (in order of significance): Prevnar 13/Prevenar 13 Infant and Enbrel and, to a lesser extent, Premarin, Prevnar 13/Prevenar 13 Adult, Effexor, Celebrex, Pristiq, Tygacil, BMP-2, BeneFIX, Refacto AF and Genotropin. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products, such as Rebif and Spiriva.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Consumer Healthcare and Nutrition business units. Virtually all of these assets were acquired in connection with our Wyeth acquisition in 2009 and our Pharmacia acquisition in 2003. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax, Centrum, Medrol, 1st Age Nutrition and 2nd Age Nutrition. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera, Advil Cold and Sinus, and Dimetapp.

In-Process Research and Development

IPR&D assets represent research and development assets that have not yet received regulatory approval in a major market. The majority of these IPR&D assets were acquired in connection with our acquisition of Wyeth. The more significant components of IPR&D are a treatment for skin fibrosis and a program for the treatment of rheumatoid arthritis.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated research and development effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of in-process research and development and begin amortization. If the associated research and development effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

•	On December 30, 2011, the FDA approved the Company’s 13-valent pneumococcal conjugate vaccine, Prevenar 13, for active immunization for the prevention of pneumonia and invasive disease caused by the 13 Streptococcus pnueumoniae serotypes contained in the vaccine in adults age 50 years and older. On October 25, 2011, the European Commission approved Prevenar 13 for active immunization for the prevention of vaccine-type invasive disease caused by Streptococcus pneumoniae in adults age 50 years and older.

•	In November, 2011, FoldRx’s lead product candidate, Vyndaqel (tafamidis meglumine), was approved in the EU and our new drug application was accepted for review in the U.S. in February 2012. This product is a first-in-class oral therapy for the treatment of transthyretin familial amyloid polyneuropathy (TTR-FAP), a progressively fatal genetic neurodegenerative disease, for which liver transplant is the only treatment option currently available.

As these compounds were approved in a major market, we reclassified the associated assets with a combined book value of approximately $2.3 billion from IPR&D to Developed Technology Rights and began to amortize those assets.

For information about impairments of IPR&D assets, see Note 4. Other Deductions––Net.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield a successful product. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life of both our total finite-lived intangible assets and the largest component, Developed technology rights, is approximately 11 years. Total amortization expense for finite-lived intangible assets was $5.8 billion in 2011, $5.5 billion in 2010 and $3.0 billion in 2009.

The annual amortization expense expected for the years 2012 through 2016 follows:

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	2016
Amortization expense	$5,350	$4,856	$4,150	$3,741	$3,494

Pension and Postretirement Benefit Plans and Defined Contribution Plans	12 Months Ended
Dec. 31, 2011
Pension and Postretirement Benefit Plans and Defined Contribution Plans

11. Pension and Postretirement Benefit Plans and Defined Contribution Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans. A qualified plan meets the requirements of certain sections of the Internal Revenue Code, and, generally, contributions to qualified plans are tax deductible. A qualified plan typically provides benefits to a broad group of employees with restrictions on discriminating in favor of highly compensated employees with regard to coverage, benefits and contributions. A supplemental (non-qualified) plan provides additional benefits to certain employees. In addition, we provide medical and life insurance benefits to certain retirees and their eligible dependents through our postretirement plans. In 2009, we assumed all of Wyeth’s defined benefit obligations and related plan assets for qualified and non-qualified pension plans and postretirement plans in connection with our acquisition of Wyeth (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined eligible contribution plan. In addition to the standard matching contribution by the Company, the enhanced benefit provides an automatic Company contribution for such eligible employees based on age and years of service.

A.	Components of Net Periodic Benefit Costs and Other Amounts Recognized in Other Comprehensive (Income)/Loss

The annual cost and other amounts recognized in other comprehensive (income)/loss for our benefit plans follow:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED(c)			U.S. SUPPLEMENTAL (NON-QUALIFIED)(d)			INTERNATIONAL(e)			POSTRETIREMENT PLANS(f)
(MILLIONS OF DOLLARS)	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009
Service cost(a)	$ 351	$347	$ 252	$ 36	$ 28	$ 24	$251	$230	$ 188	$ 68	$ 79	$ 39
Interest cost(a)	734	740	526	72	77	53	453	427	342	195	211	145
Expected return on plan assets(a)	(871)	(782)	(527)	—	—	—	(448)	(434)	(375)	(35)	(31)	(26)
Amortization of:
Actuarial losses	145	151	212	36	29	31	86	67	30	17	15	18
Prior service (credits)/costs	(8)	2	2	(3)	(2)	(2)	(5)	(4)	(3)	(53)	(38)	(3)
Curtailments and settlements—net	95	(52)	110	23	1	(2)	3	(3)	3	(68)	(23)	(3)
Special termination benefits	23	73	61	26	180	137	4	6	8	3	19	24
Net periodic benefit costs	469	479	636	190	313	241	344	289	193	127	232	194
Other changes recognized in other comprehensive (income)/loss(b)	1,879	260	(783)	36	117	(23)	(365)	152	1,004	421	(183)	(122)
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	$2,348	$739	$(147)	$226	$430	$218	$(21)	$441	$1,197	$ 548	$ 49	$ 72

(a)

The acquisition of Wyeth during fourth quarter 2009 contributed to the increase in certain components of net periodic benefit costs, such as service cost and interest cost, which was largely offset by higher expected returns on plan assets during 2010 from the inclusion of Wyeth plan assets. Further declines in interest rates during 2011 resulted in service costs continuing to increase on an overall basis. The decrease in 2011 postretirement plans’ service and interest costs is largely driven by the harmonization of the Wyeth plans.

(b)	For details, see Note 6. Other Comprehensive Income/(Loss).
(c)

2011 vs. 2010 – The decrease in the U.S. qualified pension plans’ net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts. 2010 vs. 2009 – The decrease in the U.S. qualified pension plans’ net periodic benefit costs was largely driven by curtailment gains and lower settlement charges associated with Wyeth-related restructuring initiatives.

(d)

2011 vs. 2010 – The decrease in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives. 2010 vs. 2009 – The increase in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by special termination benefits recognized for certain executives as part of ongoing Wyeth-related restructuring initiatives.

(e)

2011 vs. 2010 and 2010 vs. 2009 – The increase in the international plans’ net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.

(f)

2011 vs. 2010 – The decrease in the postretirement plans’ net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010. 2010 vs. 2009 – The increase postretirement plans’ net periodic benefit costs was due to the Wyeth acquisition, offset partially by the postretirement harmonization program.

The amounts in Accumulated other comprehensive income/(loss) expected to be amortized into 2012 net periodic benefit costs follow:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POSTRETIREMENT PLANS
Actuarial losses	$(320)	$(44)	$(69)	$(33)
Prior service credits and other	15	3	7	50
Total	$(305)	$(41)	$(62)	$17

B.	Actuarial Assumptions

The weighted-average actuarial assumptions of our benefit plans follow:

(PERCENTAGES)	2011	2010	2009
Weighted-average assumptions used to determine benefit obligations:
Discount rate:
U.S. qualified pension plans	5.1%	5.9%	6.3%
U.S. non-qualified pension plans	5.0	5.8	6.2
International pension plans	4.7	4.8	5.1
Postretirement plans	4.8	5.6	6.0
Rate of compensation increase:
U.S. qualified pension plans	3.5	4.0	4.0
U.S. non-qualified pension plans	3.5	4.0	4.0
International pension plans	3.3	3.5	3.6
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate:
U.S. qualified pension plans	5.9	6.3	6.4
U.S. non-qualified pension plans	5.8	6.2	6.4
International pension plans	4.8	5.1	5.6
Postretirement plans	5.6	6.0	6.4
Expected return on plan assets:
U.S. qualified pension plans	8.5	8.5	8.5
International pension plans	6.0	6.4	6.7
Postretirement plans	8.5	8.5	8.5
Rate of compensation increase:
U.S. qualified pension plans	4.0	4.0	4.3
U.S. non-qualified pension plans	4.0	4.0	4.3
International pension plans	3.5	3.6	3.2

The assumptions above are used to develop the benefit obligations at fiscal year-end and to develop the net periodic benefit cost for the subsequent fiscal year. Therefore, the assumptions used to determine net periodic benefit cost for each year are established at the end of each previous year, while the assumptions used to determine benefit obligations are established at each year-end.

The net periodic benefit cost and the benefit obligations are based on actuarial assumptions that are reviewed on an annual basis. We revise these assumptions based on an annual evaluation of long-term trends, as well as market conditions that may have an impact on the cost of providing retirement benefits.

The expected rates of return on plan assets for our U.S. qualified, international and postretirement plans represent our long-term assessment of return expectations, which we may change based on shifts in economic and financial market conditions. The 2011 expected rates of return for these plans reflect our long-term outlook for a globally diversified portfolio, which is influenced by a combination of return expectations for individual asset classes, actual historical experience and our diversified investment strategy. The historical returns are one of the inputs used to provide context for the development of our expectations for future returns. Using this information, we develop ranges of returns for each asset class and a weighted-average expected return for our targeted portfolio, which includes the impact of portfolio diversification and active portfolio management.

The healthcare cost trend rate assumptions for our U.S. postretirement benefit plans follow:

	0000000000000	0000000000000
	2011	2010
Healthcare cost trend rate assumed for next year	7.8%	8.0%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2027	2027

A one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits would have the following effects as of December 31, 2011:

	0000000000	0000000000
(MILLIONS OF DOLLARS)	INCREASE	DECREASE
Effect on total service and interest cost components	$ 18	$ (17)
Effect on postretirement benefit obligation	304	(270)

Actuarial and other assumptions for pension and postretirement plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

C.	Obligations and Funded Status

An analysis of the changes in our benefit obligations, plan assets and funded status of our benefit plans follow:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED(a)		U.S. SUPPLEMENTAL (NON-QUALIFIED)(b)		INTERNATIONAL(c)		POSTRETIREMENT PLANS(d)
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$13,035	$12,578	$ 1,401	$ 1,368	$ 9,132	$ 9,049	$ 3,582	$ 3,733
Service cost	351	347	36	28	251	230	68	79
Interest cost	734	740	72	77	453	427	195	211
Employee contributions	—	—	—	—	16	18	45	22
Plan amendments	(73)	(46)	(9)	(6)	4	(3)	(28)	(495)
Changes in actuarial assumptions and other	1,808	980	111	180	(536)	361	300	281
Foreign exchange impact	—	—	—	—	311	(504)	—	4
Acquisitions	56	1	—	(1)	2	10	14	—
Curtailments	(97)	(233)	(10)	(29)	(121)	(33)	17	1
Settlements	(476)	(905)	(128)	(235)	(64)	(53)	—	—
Special termination benefits	23	73	26	180	4	6	3	19
Benefits paid	(526)	(500)	(68)	(161)	(398)	(376)	(296)	(273)
Benefit obligation at end of year(e)	14,835	13,035	1,431	1,401	9,054	9,132	3,900	3,582
Change in plan assets:
Fair value of plan assets at beginning of year	10,596	9,977	—	—	6,699	6,516	414	370
Actual gain on plan assets	398	1,123	—	—	171	454	9	46
Company contributions	1,969	901	196	396	491	455	250	249
Employee contributions	—	—	—	—	16	18	45	22
Foreign exchange impact	—	—	—	—	203	(315)	—	—
Acquisitions	44	—	—	—	—	—	—	—
Settlements	(476)	(905)	(128)	(235)	(64)	(53)	—	—
Benefits paid	(526)	(500)	(68)	(161)	(398)	(376)	(296)	(273)
Fair value of plan assets at end of year(f)	12,005	10,596	—	—	7,118	6,699	422	414
Funded status—Plan assets less than the benefit obligation at end of year	$(2,830)	$(2,439)	$(1,431)	$(1,401)	$(1,936)	$(2,433)	$(3,478)	$(3,168)

(a)

The unfavorable change in our U.S. qualified plans’ projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.

(b)

The U.S. supplemental (non-qualified) pension plans are not generally funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, are paid from cash generated from operations.

(c)

The favorable change in our international plans’ projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.

(d)	The unfavorable change in our postretirement plans’ accumulated benefit obligations (ABO) funded status was largely driven by changes in actuarial assumptions.
(e)

For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation. The ABO for all of our U.S. qualified pension plans was $13.8 billion in 2011 and $12.0 billion in 2010. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.2 billion in both 2011 and 2010. The ABO for our international pension plans was $8.3 billion in 2011 and $8.1 billion in 2010.

(f)

The U.S. qualified pension plans loan securities to other companies. Such securities may be onward loaned, sold or pledged by the other companies, but they may be required to be returned in a short period of time. We also require cash collateral from these companies and a maintenance margin of 103% of the fair value of the collateral relative to the fair value of the loaned securities. As of December 31, 2011, the fair value of collateral received was $2 million and, as of December 31, 2010, the fair value of collateral received was $581 million. The securities loaned continue to be included in the table above in Fair value of plan assets, and the securities-lending program for the pension plans will be discontinued in 2012.

The funded status is recognized in our consolidated balance sheets as follows:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010	2011	2010
Noncurrent assets(a)	$ —	$ —	$ —	$ —	$ 329	$ 118	$ —	$ —
Current liabilities(b)	—	—	(130)	(156)	(41)	(41)	(134)	(133)
Noncurrent liabilities(c)	(2,830)	(2,439)	(1,301)	(1,245)	(2,224)	(2,510)	(3,344)	(3,035)
Funded status	$ (2,830)	$(2,439)	$(1,431)	$(1,401)	$(1,936)	$(2,433)	$ (3,478)	$(3,168)

(a)	Included primarily in Taxes and other noncurrent assets.
(b)	Included in Other current liabilities.
(c)	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.

The components of amounts recognized in Accumulated other comprehensive income/(loss) follow:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010	2011	2010
Actuarial losses(a)	$ (4,638)	$(2,699)	$ (566)	$ (525)	$ (2,020)	$(2,388)	$ (759)	$ (451)
Prior service (costs)/credits and other	123	63	26	21	(21)	(18)	468	581
Total	$ (4,515)	$(2,636)	$ (540)	$ (504)	$ (2,041)	$(2,406)	$ (291)	$ 130

(a)

The actuarial losses primarily represent the cumulative difference between the actuarial assumptions and actual return on plan assets, changes in discount rates and changes in other assumptions used in measuring the benefit obligations. These actuarial losses are recognized in Accumulated other comprehensive income/(loss) and are amortized into net periodic benefit costs over an average period of 9.9 years for our U.S. qualified plans, an average period of 9.7 years for our U.S. supplemental (non-qualified) plans, an average period of 14 years for our international plans and an average period of 11.1 years for our postretirement plans.

Information related to the funded status of selected benefit plans follows:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. SUPPLEMENTAL
	U.S. QUALIFIED		(NON-QUALIFIED)		INTERNATIONAL
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$ 12,005	$10,596	$ —	$ —	$ 2,529	$ 2,228
Accumulated benefit obligation	13,799	11,953	1,225	1,177	4,446	4,069
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	12,005	10,596	—	—	2,686	5,731
Projected benefit obligation	14,835	13,035	1,431	1,401	4,951	8,283

All of our U.S. plans were underfunded as of December 31, 2011.

D.	Plan Assets

The components of plan assets follow:

		FAIR VALUE(a)				FAIR VALUE(a)
(MILLIONS OF DOLLARS)	AS OF DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3	AS OF DECEMBER 31, 2010	LEVEL 1	LEVEL 2	LEVEL 3
U.S. qualified pension plans:
Cash and cash equivalents	$ 2,111	$ —	$2,111	$ —	$ 1,196	$ —	$ 1,196	$ —
Equity securities:
Global equity securities	2,522	2,509	12	1	2,766	2,765	—	1
Equity commingled funds	1,794	—	1,794	—	1,708	—	1,708	––
Debt securities:
Fixed income commingled funds	870	—	870	—	817	—	817	—
Government bonds	808	—	805	3	660	—	660	—
Corporate debt securities	1,971	—	1,966	5	2,085	—	2,083	2
Other investments:
Private equity funds	920	—	—	920	899	—	—	899
Insurance contracts	353		353	—	—	—	—	—
Other	656	—	—	656	465	—	—	465
Total	12,005	2,509	7,911	1,585	10,596	2,765	6,464	1,367
International pension plans:
Cash and cash equivalents	311	—	311	—	518	—	518	—
Equity securities:
Global equity securities	1,513	1,432	81	—	1,458	1,166	292	—
Equity commingled funds	2,047	—	2,047	—	1,881	––	1,881	—
Debt securities:
Fixed income commingled funds	786	—	786	—	804	—	804	—
Government bonds	1,015	—	1,015	—	932	—	932	—
Corporate debt securities	542	—	542	—	376	—	376	—
Other investments:
Private equity funds	55	—	4	51	21	—	4	17
Insurance contracts	433	—	67	366	435	—	69	366
Other	416	—	67	349	274	—	59	215
Total	7,118	1,432	4,920	766	6,699	1,166	4,935	598
U.S. postretirement plans(b):
Cash and cash equivalents	19	—	19	—	12	—	12	—
Equity securities:
Global equity securities	24	24	––	—	29	29	—	—
Equity commingled funds	17	—	17	—	18	—	18	—
Debt securities:
Fixed income commingled funds	8	—	8	—	9	—	9	—
Government bonds	8	—	8	—	7	—	7	—
Corporate debt securities	19	—	19	—	21	—	21	—
Other investments
Insurance contracts	312	—	312	—	306	—	306	—
Others	15	—	15	—	12	—	12	—
Total	$ 422	$ 24	$ 398	$ —	$ 414	$ 29	$ 385	$ —

(a)	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value).
(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

An analysis of changes in our more significant investments valued using significant unobservable inputs follows:

		ACTUAL RETURN ON PLAN ASSETS
(MILLIONS OF DOLLARS)	FAIR VALUE BEGINNING OF YEAR	ASSETS HELD, END OF YEAR	ASSETS SOLD DURING THE PERIOD	PURCHASES, SALES AND SETTLEMENTS, NET	TRANSFER INTO/(OUT OF) LEVEL 3	EXCHANGE RATE CHANGES	FAIR VALUE, END OF YEAR
2011
U.S. qualified pension plans:
Private equity funds	$ 899	$ (246)	$ 55	$ 212	$ —	$ —	$ 920
Other	465	24	(6)	173	—	—	656
International pension plans:
Insurance contracts	366	8	—	(12)	(15)	19	366
Other	215	(4)	—	120	12	6	349
2010
U.S. qualified pension plans:
Private equity funds	843	45	42	(31)	—	—	899
Other	454	21	—	(10)	—	—	465
International pension plans:
Insurance contracts	346	12	—	(10)	52	(34)	366
Other	127	(3)	—	37	58	(4)	215

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of our general accounting policies associated with developing fair value estimates, see Note 1E. Significant Accounting Policies: Fair Value. For a description of the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Specifically, the following methods and assumptions were used to estimate the fair value of our pension and postretirement plans’ assets:

•	Cash and cash equivalents, Equity commingled funds, Fixed-income commingled funds––observable prices.

•	Global equity securities—quoted market prices.

•	Government bonds, Corporate debt securities—observable market prices.

•	Other investments—principally unobservable inputs that are significant to the estimation of fair value. These unobservable inputs could include, for example, the investment managers’ assumptions about earnings multiples and future cash flows.

We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness.

The long-term target asset allocations ranges and the percentage of the fair value of plan assets for benefit plans follow:

	AS OF DECEMBER 31,
	TARGET ALLOCATION PERCENTAGE	PERCENTAGE OF PLAN ASSETS
(PERCENTAGES)	2011	2011	2010
U.S. qualified pension plans:
Cash and cash equivalents	0-5	17.6	11.3
Equity securities	25-50	36.0	42.2
Debt securities	30-55	30.4	33.6
Real estate and other investments	10-15	16.0	12.9
Total	100	100.0	100.0
International pension plans:
Cash and cash equivalents	0-5	4.4	7.7
Equity securities	25-50	50.0	49.8
Debt securities	30-55	32.9	31.6
Real estate and other investments	10-15	12.7	10.9
Total	100	100.0	100.0
U.S. postretirement plans:
Cash and cash equivalents	0-5	4.6	2.9
Equity securities	5-20	9.7	11.3
Debt securities	5-20	8.1	8.9
Real estate, insurance contracts and other investments	65-80	77.6	76.9
Total	100	100.0	100.0

We utilize long-term asset allocation ranges in the management of our plans’ invested assets. Our long-term return expectations are developed based on a diversified, global investment strategy that takes into account historical experience, as well as the impact of portfolio diversification, active portfolio management, and our view of current and future economic and financial market conditions. As market conditions and other factors change, we may adjust our targets accordingly and our asset allocations may vary from the target allocations.

Our long-term asset allocation ranges reflect our asset class return expectations and tolerance for investment risk within the context of the respective plans’ long-term benefit obligations. These ranges are supported by analysis that incorporates historical and expected returns by asset class, as well as volatilities and correlations across asset classes and our liability profile. This analysis, referred to as an asset-liability analysis, also provides an estimate of expected returns on plan assets, as well as a forecast of potential future asset and liability balances.

The plans’ assets are managed with the objectives of minimizing pension expense and cash contributions over the long term. Asset liability studies are performed periodically in order to support asset allocations.

The investment managers of each separately managed account are permitted to use derivative securities as described in their investment management agreements.

Investment performance is reviewed on a monthly basis in total, as well as by asset class and individual manager, relative to one or more benchmarks. Investment performance and detailed statistical analysis of both investment performance and portfolio holdings are conducted, a large portion of which is presented to senior management on a quarterly basis. Periodic formal meetings are held with each investment manager to review the investments.

E.	Cash Flows

It is our practice to fund amounts for our qualified pension plans that are at least sufficient to meet the minimum requirements set forth in applicable employee benefit laws and local tax laws.

The expected future cash flow information related to our benefit plans follows:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POST RETIREMENT PLANS
Expected employer contributions:
2012	$ 19	$ 130	$ 431	$ 394
Expected benefit payments:
2012	$ 874	$ 130	$ 394	$ 295
2013	806	173	403	308
2014	825	174	416	317
2015	819	165	436	326
2016	839	141	455	331
2017–2021	4,891	706	2,496	1,780

The table reflects the total U.S. and international plan benefits projected to be paid from the plans or from our general assets under the current actuarial assumptions used for the calculation of the benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.

F. Defined Contribution Plans

We have savings and investment plans in several countries, including the U.S., U.K., Japan, Spain and the Netherlands. For the U.S. plans, employees may contribute a portion of their salaries and bonuses to the plans, and we match, largely in company stock or company stock units, a portion of the employee contributions. In the U.S., the matching contributions in company stock are sourced through open market purchases. Employees are permitted to subsequently diversify all or any portion of their company matching contribution. The contribution match for certain legacy Pfizer U.S. participants is held in an employee stock ownership plan. We recorded charges related to our plans of $288 million in 2011, $259 million in 2010 and $191 million in 2009.

Equity	12 Months Ended
Dec. 31, 2011
Equity

12.	Equity

A. Common Stock

During 2009, in connection with our acquisition of Wyeth on October 15, 2009, we issued approximately 1.3 billion shares of common stock, which were previously held as Pfizer treasury stock, to former Wyeth shareholders to partially fund the acquisition. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained Earnings. We purchase our common stock via privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes.

From June 2005 through year-end 2011, we purchased approximately 1.2 billion shares of our stock for approximately $28 billion. On February 1, 2011, we announced that the Board of Directors authorized a new $5 billion share-purchase plan. On December 12, 2011, we announced that the Board of Directors authorized an additional $10 billion share-purchase plan. In 2011, we purchased approximately 459 million shares of our common stock for approximately $9.0 billion. In 2010, we purchased approximately 61 million shares of our common stock for approximately $1.0 billion. We did not purchase any shares of our common stock in 2009.

After giving effect to share purchases through year-end 2011, our remaining share-purchase authorization is approximately $10 billion at December 31, 2011.

B. Preferred Stock

The Series A convertible perpetual preferred stock is held by an Employee Stock Ownership Plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per-share stated value is $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock or, a combination of both at a price of $40,300 per share.

C. Employee Stock Ownership Plans

We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the Company (Common ESOP).

Allocated shares held by the Common ESOP are considered outstanding for the earnings per share (EPS) calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP is assumed in the diluted EPS calculation. As of December 31, 2011, the Preferred ESOP held preferred shares with a stated value of approximately $45 million, convertible into approximately 3 million shares of our common stock. As of December 31, 2011, the Common ESOP held approximately 4 million shares of our common stock. As of December 31, 2011, all preferred and common shares held by the ESOPs have been allocated to the Pharmacia U.S. and certain Puerto Rico savings plan participants.

D. Employee Benefit Trust

The Pfizer Inc. Employee Benefit Trust (EBT) was established in 1999 to fund our employee benefit plans through the use of its holdings of Pfizer Inc. stock. Our consolidated balance sheets reflect the fair value of the shares owned by the EBT as a reduction of Shareholders’ equity. Beginning in May 2009, the Company began using the shares held in the EBT to help fund the Company’s matching contribution in the Pfizer Savings Plan.

Share-Based Payments	12 Months Ended
Dec. 31, 2011
Share-Based Payments

13.	Share-Based Payments

Our compensation programs can include share-based payments, in the form of stock options, Restricted Stock Units (RSUs), Performance Share Awards (PSAs) and Total Shareholder Return Units (TSRUs).

The Company’s shareholders approved the amendment and restatement of the 2004 Stock Plan at the Annual Meeting of Shareholders held on April 23, 2009. The primary purpose of the amendment was to increase the number of shares of common stock available for grants by 425 million shares. In addition, the amendment provided other changes, including that the number of stock options, Stock Appreciation Rights (SARs) (now known as TSRUs) or other performance-based awards that may be granted to any one individual during any 36-month period is limited to eight million shares, and that RSUs, PSAs and restricted stock grants count as two shares, while stock options and TSRUs count as one share, toward the maximums for the incremental 425 million shares. As of December 31, 2011, 319 million shares were available for award. The 2004 Stock Plan, as amended, is the only Pfizer plan under which equity-based compensation may currently be awarded to executives and other employees.

The Company’s shareholders originally approved the 2004 Stock Plan at the Annual Meeting of Shareholders held on April 22, 2004, and, effective upon that approval, new stock option and other share-based awards could be granted only under the originally approved 2004 Stock Plan. As originally approved, the 2004 Stock Plan allowed a maximum of three million shares to be awarded to any employee per year and 475 million shares in total. RSUs, PSAs and restricted stock grants counted as three shares, while stock options and SARs counted as one share, toward the maximums under the Plan, as originally approved.

Although not required to do so, we have used authorized and unissued shares and, to a lesser extent, shares held in our Employee Benefit Trust and treasury stock to satisfy our obligations under these programs.

A. Impact on Net Income

The components of share-based compensation expense and the associated tax benefit follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Stock option expense	$166	$150	$165
RSU expense	228	211	183
TSRU expense	17	28	15
Directors’ compensation and other	5	2	3
PSA expense/(expense reduction)	3	14	(17)

Share-based payment expense	419	405	349
Tax benefit for share-based compensation expense	(139)	(129)	(99)
Share-based payment expense, net of tax	$280	$276	$250

Amounts capitalized as part of inventory cost and the impact of modifications under our cost-reduction and productivity initiatives to share-based awards were not significant for any period presented. Generally, the modifications resulted in an acceleration of vesting, either in accordance with plan terms or at management’s discretion.

B. Stock Options

Stock options are issued to select employees and, when vested, entitle the holder to purchase a specified number of shares of Pfizer common stock at a price per share equal to the closing market price of Pfizer common stock on the date of grant.

All eligible employees may receive stock option grants. No stock options were awarded to senior and other key management in any period presented; however, stock options were awarded to certain other employees. In virtually all instances, stock options granted since 2005 vest after three years of continuous service from the grant date and have a contractual term of 10 years. In most cases, stock options must be held for at least one year from the grant date before any vesting may occur. In the event of a divestiture or restructuring, options held by employees are immediately vested and are exercisable for a period from three months to their remaining term, depending on various conditions.

We measure the value of stock option grants as of the grant date using, for virtually all grants, the Black-Scholes-Merton option-pricing model. The values determined through this fair-value-based method generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The weighted-average assumptions used in the valuation of stock options follow:

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Expected dividend yield(a)	4.14%	4.00%	4.90%
Risk-free interest rate(b)	2.59%	2.87%	2.69%
Expected stock price volatility (c)	25.55%	26.85%	41.36%
Expected term(d) (years)	6.25	6.25	6.0

(a)	Determined using a constant dividend yield during the expected term of the option.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility, after consideration of historical volatility.
(d)	Determined using historical exercise and post-vesting termination patterns.

The following table summarizes all stock option activity during 2011:

	SHARES (THOUSANDS)	WEIGHTED-AVERAGE EXERCISE PRICE PER SHARE	WEIGHTED-AVERAGE REMAINING CONTRACTUAL TERM (YEARS)	AGGREGATE INTRINSIC VALUE(a) (MILLIONS)
Outstanding, December 31, 2010	458,604	$28.29
Granted	66,850	18.92
Exercised	(9,406)	16.31
Forfeited	(6,513)	17.41
Canceled	(79,982)	38.73
Outstanding, December 31, 2011	429,553	25.31	4.9	$751
Vested and expected to vest(b), December 31, 2011	421,754	25.46	4.9	$715
Exercisable, December 31, 2011	273,563	30.09	3.0	$17

(a)	Market price of underlying Pfizer common stock less exercise price.
(b)	The number of options expected to vest takes into account an estimate of expected forfeitures.

The following table provides data related to all stock option activity:

	YEAR ENDED/AS OF DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	2011	2010	2009
Weighted-average grant date fair value per stock option	$3.15	$$3.25	$3.30
Aggregate intrinsic value on exercise	$32	$5	$2
Cash received upon exercise	$153	$16	$7
Tax benefits realized related to exercise	$10	$1	$1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$177	$178	$147
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1.3	1.3	1.2

C. Restricted Stock Units (RSUs)

RSUs are issued to select employees and, when vested, entitle the holder to receive a specified number of shares of Pfizer common stock, including shares resulting from dividend equivalents paid on such RSUs. For RSUs granted during the periods presented, in virtually all instances, the units vest after three years of continuous service from the grant date.

We measure the value of RSU grants as of the grant date using the closing price of Pfizer common stock. The values determined through this fair-value-based method generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The following table summarizes all RSU activity during 2011:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE FAIR VALUE PER SHARE
Nonvested, December 31, 2010	41,177	$17.57
Granted	15,671	18.91
Vested	(13,281)	20.99
Reinvested dividend equivalents	1,740	19.28
Forfeited	(3,367)	17.27
Nonvested, December 31, 2011	41,940	$17.08

The following table provides data related to all RSU activity:

(MILLIONS OF DOLLARS)	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Total grant date fair-value-based amount of shares vested	$279	$311	$131
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$264	$230	$198
Weighted-average period over which RSU cost is expected to be recognized (years)	1.3	1.4	1.3

D.	Performance Share Awards (PSAs)

PSAs are awarded to senior and other key members of management. The target number of shares is determined by reference to the fair value of share-based awards to similar employees in the industry peer group.

We measure the value of PSA grants as of the grant date using a Monte Carlo simulation model. The values determined through this fair-value-based methodology generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The weighted-average assumptions used in the valuation of PSAs follow:

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Risk-free interest rate(a)	1.22%	1.24%	1.95%
Expected Pfizer stock price volatility(b)	25.55%	26.75%	40.40%
Average peer stock price volatility(b)	21.63%	23.64%	36.30%
Contractual term (years)	3	3	3

(a)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(b)	Determined using implied volatility, after consideration of historical volatility.

E.	Total Shareholder Return Units (TSRUs)

TSRUs are awarded to senior and other key management. The contractual terms for TSRUs were for 5 years for certain awards and for 7 years for the balance of the awards in 2011, and for 5 years for all awards in each of 2009 and 2010. The target number of shares is determined by reference to the fair value of share-based awards to similar employees in the industry peer group.

We measure the value of TSRU grants as of the grant date using a Monte Carlo simulation model. The values determined through this fair-value-based methodology generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

The weighted-average assumptions used in the valuation of TSRUs follow:

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Expected dividend yield(a)	4.15%	3.99%	4.55%
Risk-free interest rate(b)	2.51%	2.34%	2.35%
Expected stock price volatility(c)	25.55%	26.76%	36.92%
Contractual term (years)	5.95	5.00	5.00

(a)	Determined using a constant dividend yield during the expected term of the TSRU.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility, after consideration of historical volatility.

Earnings per Common Share Attributable to Common Shareholders	12 Months Ended
Dec. 31, 2011
Earnings per Common Share Attributable to Common Shareholders

14. Earnings per Common Share Attributable to Common Shareholders

Basic and diluted EPS were computed using the following common share data:

	YEAR ENDED DECEMBER 31,
(IN MILLIONS)	2011	2010	2009

EPS Numerator—Basic:
Income from continuing operations	$ 8,739	$8,211	$8,529
Less: Net income attributable to noncontrolling interests	42	31	8

Income from continuing operations attributable to Pfizer Inc.	8,697	8,180	8,521
Less: Preferred stock dividends—net of tax	2	2	2

Income from continuing operations attributable to Pfizer Inc. common shareholders	8,695	8,178	8,519
Discontinued operations—net of tax	1,312	77	114

Net income attributable to Pfizer Inc. common shareholders	$10,007	$8,255	$8,633

EPS Numerator—Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 8,697	$8,180	$8,521
Discontinued operations—net of tax	1,312	77	114

Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$10,009	$8,257	$8,635

EPS Denominator:
Weighted-average number of common shares outstanding—Basic	7,817	8,036	7,007
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	53	38	38

Weighted-average number of common shares outstanding—Diluted	7,870	8,074	7,045

Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans(a)	272	413	400

(a)

These common stock equivalents were outstanding during 2011, 2010 and 2009 but were not included in the computation of diluted EPS for those years because their inclusion would have had an anti-dilutive effect.

Lease Commitments	12 Months Ended
Dec. 31, 2011
Lease Commitments

15. Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $382 million in 2011, $387 million in 2010 and $356 million in 2009.

The future minimum rental commitments under non-cancelable operating leases follow:

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	2016	AFTER 2016

Lease commitments	$187	$166	$144	$105	$83	$723

Insurance	12 Months Ended
Dec. 31, 2011
Insurance

16. Insurance

Our insurance coverage reflects market conditions (including cost and availability) existing at the time it is written, and our decision to obtain insurance coverage or to self-insure varies accordingly. Depending upon the cost and availability of insurance and the nature of the risk involved, the amount of self-insurance may be significant. The cost and availability of coverage have resulted in self-insuring certain exposures, including product liability. If we incur substantial liabilities that are not covered by insurance or substantially exceed insurance coverage and that are in excess of existing accruals, there could be a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid and/or accrued (see Note 17. Commitments and Contingencies).

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

17. Commitments and Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business. For a discussion of our tax contingencies, see Note 5D. Taxes on Income: Tax Contingencies.

LEGAL PROCEEDINGS

Our non-tax contingencies include, among others, the following:

•

Patent litigation, which typically involves challenges to the coverage and/or validity of our patents on various products or processes. We are the plaintiff in the vast majority of these actions. An adverse outcome in actions in which we are the plaintiff could result in a loss of patent protection for the drug at issue, a significant loss of revenues from that drug and impairments of any associated assets.

•

Product liability and other product-related litigation, which can include personal injury, consumer, off-label promotion, securities-law, antitrust and breach of contract claims, among others, often involves highly complex issues relating to medical causation, label warnings and reliance on those warnings, scientific evidence and findings, actual provable injury and other matters.

•	Commercial and other litigation, which can include merger-related and product-pricing claims and environmental claims and proceedings, can involve complexities that will vary from matter to matter.

•	Government investigations, which often are related to the extensive regulation of pharmaceutical companies by national, state and local government agencies in the U.S. and in other countries.

Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, and/or criminal charges, which could be substantial.

We believe that our claims and defenses in these matters are substantial, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid and/or accrued.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of these contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

The principal pending matters to which we are a party are discussed below. In determining whether a pending matter is a principal matter, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be a class action and our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information about the Company that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters, we consider, among other things, the financial significance of the product protected by the patent. As a result of considering qualitative factors in our determination of principal matters, there are some matters discussed below with respect to which management believes that the likelihood of possible loss in excess of amounts accrued is remote.

A.	Patent Litigation

Like other pharmaceutical companies, we are involved in numerous suits relating to our patents, including but not limited to those discussed below. Most of the suits involve claims by generic drug manufacturers that patents covering our products, processes or dosage forms are invalid and/or do not cover the product of the generic manufacturer. Also, counterclaims, as well as various independent actions, have been filed claiming that our assertions of, or attempts to enforce, our patent rights with respect to certain products constitute unfair competition and/or violations of the antitrust laws. In addition to the challenges to the U.S. patents on a number of our products that are discussed below, we note that the patent rights to certain of our products are being challenged in various other countries.

ACTIONS IN WHICH WE ARE THE PLAINTIFF AND CERTAIN RELATED ACTIONS

Lipitor (atorvastatin)

In November 2008, Apotex Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lipitor. In December 2008, we filed patent-infringement suits against Apotex Inc. in the U.S. District Court for the District of Delaware and the U.S. District Court for the Northern District of Illinois. In August 2009, our action in the District of Delaware was transferred to the Northern District of Illinois and consolidated with our pending action there. Apotex Inc. asserts the invalidity of our patent covering the crystalline form of atorvastatin, which (including the six-month pediatric exclusivity period) expires in 2017. We assert the infringement of our crystalline patent and are defending against the allegations of invalidity.

In November 2011, our previously reported patent-infringement actions related to Lipitor against KUDCO Ireland, Ltd. and Kremers Urban LLC and against Aurobindo Pharma Ltd. in the U.S. District Court for the District of Delaware were settled on terms that are not material to Pfizer.

Lipitor began to face generic competition in the U.S. in November 2011.

In the U.K., while the basic patent for Lipitor expired in November 2011, the exclusivity period has been extended by six months to May 2012 by virtue of the supplementary protection certificate and pediatric extension. In September 2011, Dr. Reddy’s Laboratories (UK) Limited filed an action in the High Court of Justice seeking revocation of the six-month pediatric extension. We are defending this action, which is based upon the interpretation of the EU Pediatric Medicines Regulation.

Caduet (atorvastatin/amlodipine combination)

In December 2011, our previously reported patent-infringement action related to Caduet against Sandoz, Inc., a division of Novartis AG (Sandoz), in the U.S. District Court for the District of Delaware was voluntarily dismissed by us.

Caduet began to face generic competition in the U.S. in November 2011.

Viagra (sildenafil)

In March 2010, we brought a patent-infringement action in the U.S. District Court for the Eastern District of Virginia against Teva Pharmaceuticals USA, Inc. (Teva USA) and Teva Pharmaceutical Industries Ltd. (Teva Pharmaceutical Industries), which had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Viagra. Teva USA and Teva Pharmaceutical Industries assert the invalidity and non-infringement of the Viagra use patent, which expires in 2019, but have not challenged the basic patent, which expires in 2012. In August 2011, the court ruled that our Viagra use patent is valid and infringed, thereby preventing Teva USA and Teva Pharmaceutical Industries from receiving approval for a generic version of Viagra before October 2019. In September 2011, Teva USA and Teva Pharmaceutical Industries appealed the decision to the U.S. Court of Appeals for the Federal Circuit.

In October 2010, we filed a patent-infringement action with respect to Viagra in the U.S. District Court for the Southern District of New York against Apotex Inc. and Apotex Corp., Mylan Pharmaceuticals Inc. and Mylan Inc., Actavis, Inc. and Amneal Pharmaceuticals LLC. These generic manufacturers have filed abbreviated new drug applications with the FDA seeking approval to market their generic versions of Viagra. They assert the invalidity and non-infringement of the Viagra use patent, but have not challenged the basic patent.

In May and June 2011, respectively, Watson Laboratories Inc. (Watson) and Hetero Labs Limited (Hetero) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market their generic versions of Viagra. Each asserts the invalidity and non-infringement of the Viagra use patent. Neither has challenged the basic patent. In June and July 2011, respectively, we filed actions against Watson and Hetero in the U.S. District Court for the Southern District of New York asserting the validity and infringement of the use patent.

Sutent (sunitinib malate)

In May 2010, Mylan Pharmaceuticals Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Sutent and challenging on various grounds the Sutent basic patent, which expires in 2021, and two other patents, which expire in 2020 and 2021. In June 2010, we filed suit against Mylan Pharmaceuticals Inc. in the U.S. District Court for the District of Delaware asserting the infringement of those three patents.

Detrol and Detrol LA (tolterodine)

In January 2008, Impax Laboratories, Inc. (Impax) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Detrol LA. Impax is challenging on various grounds the basic patent, which (including the six-month pediatric exclusivity period) expires in 2012, and three formulation patents, which (including the six-month pediatric exclusivity period) expire in 2020. We filed an action against Impax in the U.S. District Court for the Southern District of New York asserting the infringement of the basic patent and two of the formulation patents. This action subsequently was transferred to the U.S. District Court for the District of New Jersey.

In March 2008 and May 2010, respectively, Sandoz and Mylan Pharmaceuticals Inc. notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Detrol LA. They assert the invalidity and/or non-infringement of three formulation patents for Detrol LA. They have not challenged the basic patent. In June 2010, we filed actions against Sandoz and Mylan Pharmaceuticals Inc. in the U.S. District Court for the District of New Jersey asserting the infringement of two of the formulation patents.

In April 2011, Impax notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Detrol. Impax asserts the non-infringement of the basic patent, which (including the six-month pediatric exclusivity period) expires in 2012. In June 2011, we filed an action against Impax in the U.S. District Court for the District of New Jersey asserting infringement of the basic patent.

In June 2011, Torrent Pharmaceuticals Ltd. (Torrent) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Detrol LA. Torrent asserted the invalidity and non-infringement of three formulation patents. Torrent did not challenge the basic patent. In July 2011, we filed an action against Torrent in the U.S. District Court for the District of New Jersey asserting the validity and infringement of the challenged patents. In February 2012, this action was settled on terms that are not material to Pfizer.

Lyrica (pregabalin)

Beginning in March 2009, several generic manufacturers notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lyrica capsules and, in the case of one generic manufacturer, Lyrica oral solution. Each of the generic manufacturers is challenging one or more of three patents for Lyrica: the basic patent, which expires in 2018, and two other patents, which expire in 2013 and 2018. Each of the generic manufacturers asserts the invalidity and/or the non-infringement of the patents subject to challenge. Beginning in April 2009, we filed actions against these generic manufacturers in the U.S. District Court for the District of Delaware asserting the infringement and validity of our patents for Lyrica. All of these cases have been consolidated in the District of Delaware.

In November 2010, Novel Laboratories, Inc. (Novel) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lyrica oral solution and asserting the invalidity and/or infringement of our three patents for Lyrica referred to above. In January 2011, we filed an action against Novel in the U.S. District Court for the District of Delaware asserting the validity and infringement of all three patents.

Apotex Inc. notified us, in May and June 2011, respectively, that it had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Lyrica oral solution and Lyrica capsules. Apotex Inc. asserts the invalidity and non-infringement of the basic patent, as well as the seizure patent that expires in 2013. In July 2011, we filed an action against Apotex Inc. in the U.S. District Court for the District of Delaware asserting the validity and infringement of the challenged patents in connection with both of the abbreviated new drug applications.

In October 2011, Alembic Pharmaceuticals Limited (Alembic) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Lyrica capsules and asserting the invalidity of the basic patent. In December 2011, we filed an action against Alembic in the U.S. District Court for the District of Delaware asserting the validity and infringement of the basic patent.

We also have filed patent-infringement actions in Canada against certain generic manufacturers who are seeking approval to market generic versions of Lyrica capsules in that country.

Zyvox (linezolid)

In December 2009, Teva Parenteral Medicines Inc. (Teva Parenteral) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Zyvox. Teva Parenteral asserts the invalidity and non-infringement of the basic Zyvox patent, which (including the six-month pediatric exclusivity period) expires in 2015, and another patent that expires in 2021. In January 2010, we filed suit against Teva Parenteral in the U.S. District Court for the District of Delaware asserting the infringement of the basic patent.

Relpax (eletriptan)

In June 2010, we received notices from Apotex Inc. and Apotex Corp. and from Teva USA that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Relpax. They asserted the non-infringement of our patent covering the crystalline form of eletriptan, which expires in 2017. They did not challenge the basic patent, which expires in 2016. In July 2010, we filed actions against Apotex Inc. and Apotex Corp. and against Teva USA in the U.S. District Court for the Southern District of New York asserting the infringement of the crystalline patent. In July 2011, the action against Teva USA was settled on terms that are not material to Pfizer. In October 2011, the action against Apotex Inc. and Apotex Corp. was voluntarily dismissed by the parties without prejudice.

Protonix (pantoprazole sodium)

Wyeth has a license to market Protonix in the U.S. from Nycomed GmbH (Nycomed), which owns the patents relating to Protonix. The basic patent (including the six-month pediatric exclusivity period) for Protonix expired in January 2011.

Following their respective filings of abbreviated new drug applications with the FDA, Teva USA and Teva Pharmaceutical Industries, Sun Pharmaceutical Advanced Research Centre Ltd. and Sun Pharmaceutical Industries Ltd. (collectively, Sun) and KUDCO Ireland, Ltd. (KUDCO Ireland) received final FDA approval to market their generic versions of Protonix 20mg and 40mg delayed-release tablets. Wyeth and Nycomed filed actions against those generic manufacturers in the U.S. District Court for the District of New Jersey, which subsequently were consolidated into a single proceeding, alleging infringement of the basic patent and seeking declaratory and injunctive relief. Following the court’s denial of a preliminary injunction sought by Wyeth and Nycomed, Teva USA and Teva Pharmaceutical Industries and Sun launched their generic versions of Protonix tablets at risk in December 2007 and January 2008, respectively. Wyeth launched its own generic version of Protonix tablets in January 2008, and Wyeth and Nycomed filed amended complaints in the pending patent-infringement action seeking compensation for damages resulting from Teva USA’s, Teva Pharmaceutical Industries’ and Sun’s at-risk launches.

In April 2010, the jury in the pending patent-infringement action upheld the validity of the basic patent for Protonix. In July 2010, the court upheld the jury verdict, but it did not issue a judgment against Teva USA, Teva Pharmaceutical Industries or Sun because of their other claims relating to the patent that still are pending. Wyeth and Nycomed will continue to pursue all available legal remedies against those generic manufacturers, including compensation for damages resulting from their at-risk launches.

Separately, Wyeth and Nycomed are defendants in purported class actions brought by direct and indirect purchasers of Protonix in the U.S. District Court for the District of New Jersey. Plaintiffs seek damages, on behalf of the respective putative classes, for the alleged violation of antitrust laws in connection with the procurement and enforcement of the patents for Protonix. These purported class actions have been stayed pending resolution of the underlying patent litigation in the U.S. District Court for the District of New Jersey.

Rapamune (sirolimus)

In March 2010, Watson and Ranbaxy Laboratories Limited (Ranbaxy) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Rapamune. Watson and Ranbaxy assert the invalidity and non-infringement of a method-of-use patent which (including the six-month pediatric exclusivity period) expires in 2014 and a solid-dosage formulation patent which (including the six-month pediatric exclusivity period) expires in 2018. In April 2010, we filed actions against Watson and Ranbaxy in the U.S. District Court for the District of Delaware and against Watson in the U.S. District Court for the Southern District of Florida asserting the infringement of the method-of-use patent. In June 2010, our action in the Southern District of Florida was transferred to the District of Delaware and consolidated with our pending action there.

Tygacil (tigecycline)

In October 2009, Sandoz notified Wyeth that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Tygacil. Sandoz asserts the invalidity and non-infringement of two of Wyeth’s patents relating to Tygacil, including the basic patent, which expires in 2016. In December 2009, Wyeth filed suit against Sandoz in the U.S. District Court for the District of Delaware asserting infringement of the basic patent.

Avinza (morphine sulfate)

King Pharmaceuticals, Inc. (King) and Elan Pharma International LTD (EPI) brought a patent-infringement action in the U.S. District Court for the District of New Jersey against Sandoz in July 2009 as the result of its abbreviated new drug application with the FDA seeking approval to market a generic version of Avinza. Sandoz is challenging a formulation patent for Avinza, which is owned by EPI, that expires in 2017.

EpiPen

King brought patent-infringement actions against Sandoz in the U.S District Court for the District of New Jersey in July 2010 and against Teva Pharmaceutical Industries and Intelliject, Inc. (Intelliject) in the U.S. District Court for the District of Delaware in August 2009 and January 2011, respectively, as the result of their abbreviated new drug applications with the FDA seeking approval to market epinephrine injectable products. The two actions in Delaware subsequently were consolidated. Sandoz and Teva Pharmaceutical Industries are challenging and Intelliject challenged two patents, which expire in 2025, covering the next generation autoinjector for use with epinephrine that is sold under the EpiPen brand name. In February 2012, the action against Intelliject was settled. Under the settlement agreement, Intellject may launch its epinephrine injectable product no earlier than November 15, 2012, subject to final approval by the FDA.

Embeda (morphine sulfate/naltrexone hydrochloride extended-release capsules)

In August 2011, Watson Laboratories Inc. – Florida (Watson Florida) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Embeda extended-release capsules. Watson Florida asserts the invalidity and non-infringement of three formulation patents that expire in 2027. In October 2011, we filed an action against Watson Florida in the U.S. District Court for the District of Delaware asserting the infringement of, and defending against the allegations of the invalidity of, the three formulation patents.

Torisel (temsirolimus)

In November 2011, Sandoz and Accord Healthcare, Inc. USA and certain of its affiliates (collectively, Accord) notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Torisel. Sandoz and Accord assert the invalidity and non-infringement of two patents for Torisel, including the basic patent, which expires in 2014. In December 2011, we filed suit against Sandoz and Accord in the U.S. District Court for the District of Delaware asserting the infringement of, and defending against the allegation of the invalidity of, the basic patent.

ACTION IN WHICH WE ARE THE DEFENDANT AND A RELATED ACTION

ReFacto AF and Xyntha

In February 2008, Novartis Vaccines and Diagnostics, Inc. (Novartis) filed suit against Wyeth and a subsidiary of Wyeth in the U.S. District Court for the Eastern District of Texas alleging that Wyeth’s ReFacto AF and Xyntha products infringe two Novartis patents. Novartis’s complaint seeks damages, including treble damages, for alleged willful infringement. Wyeth and its subsidiary assert, among other things, the invalidity and non-infringement of the Novartis patents. In November 2009, Novartis added a third patent to its infringement claim against Wyeth and its subsidiary. In August 2010, Novartis granted Wyeth and its subsidiary a covenant not to sue on the third patent and withdrew that patent from its pending action.

In May 2008, a subsidiary of Wyeth filed suit in the U.S. District Court for the District of Delaware against Novartis seeking a declaration that the two Novartis patents initially asserted against Wyeth and its subsidiary in the action referred to in the preceding paragraph are invalid on the ground that the Wyeth subsidiary was the first to invent the subject matter. In February 2010, the District of Delaware declined to invalidate those two Novartis patents. In March 2010, the Wyeth subsidiary appealed the decision to the U.S. Court of Appeals for the Federal Circuit. In August 2011, the Federal Circuit affirmed the District Court’s decision. In November 2011, the Federal Circuit denied the Wyeth subsidiary’s petition for a rehearing. The Federal Circuit’s decision does not address the defenses that Wyeth and its subsidiary are asserting in the action referred to in the previous paragraph.

B.	Product Litigation

Like other pharmaceutical companies, we are defendants in numerous cases, including but not limited to those discussed below, related to our pharmaceutical and other products. Plaintiffs in these cases seek damages and other relief on various grounds for alleged personal injury and economic loss.

Asbestos

•	Quigley

Quigley Company, Inc. (Quigley), a wholly owned subsidiary, was acquired by Pfizer in 1968 and sold products containing small amounts of asbestos until the early 1970s. In September 2004, Pfizer and Quigley took steps that were intended to resolve all pending and future claims against Pfizer and Quigley in which the claimants allege personal injury from exposure to Quigley products containing asbestos, silica or mixed dust. We recorded a charge of $369 million pre-tax ($229 million after-tax) in the third quarter of 2004 in connection with these matters.

In September 2004, Quigley filed a petition in the U.S. Bankruptcy Court for the Southern District of New York seeking reorganization under Chapter 11 of the U.S. Bankruptcy Code. In March 2005, Quigley filed a reorganization plan in the Bankruptcy Court that needed the approval of 75% of the voting claimants, as well as the Bankruptcy Court and the U.S. District Court for the Southern District of New York. In connection with that filing, Pfizer entered into settlement agreements with lawyers representing more than 80% of the individuals with claims related to Quigley products against Quigley and Pfizer. The agreements provide for a total of $430 million in payments, of which $215 million became due in December 2005 and has been and is being paid to claimants upon receipt by the Company of certain required documentation from each of the claimants. The reorganization plan provided for the establishment of a Trust (the Trust) for the evaluation and, as appropriate, payment of all unsettled pending claims, as well as any future claims alleging injury from exposure to Quigley products.

In February 2008, the Bankruptcy Court authorized Quigley to solicit an amended reorganization plan for acceptance by claimants. According to the official report filed with the court by the balloting agent in July 2008, the requisite votes were cast in favor of the amended plan of reorganization.

The Bankruptcy Court held a confirmation hearing with respect to Quigley’s amended plan of reorganization that concluded in December 2009. In September 2010, the Bankruptcy Court declined to confirm the amended reorganization plan. As a result of the foregoing, Pfizer recorded additional charges for this matter of approximately $1.3 billion pre-tax (approximately $800 million after-tax) in 2010. Further, in order to preserve its right to address certain legal issues raised in the court’s opinion, in October 2010, Pfizer filed a notice of appeal and motion for leave to appeal the Bankruptcy Court’s decision denying confirmation.

In March 2011, Pfizer entered into a settlement agreement with a committee (the Ad Hoc Committee) representing approximately 40,000 claimants in the Quigley bankruptcy proceeding (the Ad Hoc Committee claimants). Consistent with the additional charges recorded in 2010 referred to above, the principal provisions of the settlement agreement provide for a settlement payment in two installments and other consideration, as follows:

•	the payment to the Ad Hoc Committee, for the benefit of the Ad Hoc Committee claimants, of a first installment of $500 million upon receipt by Pfizer of releases of asbestos-related claims against Pfizer Inc. from Ad Hoc Committee claimants holding $500 million in the aggregate of claims (Pfizer began paying this first installment in June 2011);

•	the payment to the Ad Hoc Committee, for the benefit of the Ad Hoc Committee claimants, of a second installment of $300 million upon Pfizer’s receipt of releases of asbestos-related claims against Pfizer Inc. from Ad Hoc Committee claimants holding an additional $300 million in the aggregate of claims following the earlier of the effective date of a revised plan of reorganization and April 6, 2013;

•	the payment of the Ad Hoc Committee’s legal fees and expenses incurred in this matter up to a maximum of $19 million (Pfizer began paying these legal fees and expenses in May 2011); and

•	the procurement by Pfizer of insurance for the benefit of certain Ad Hoc Committee claimants to the extent such claimants with non-malignant diseases have a future disease progression to a malignant disease (Pfizer procured this insurance in August 2011).

Following the execution of the settlement agreement with the Ad Hoc Committee, Quigley filed a revised plan of reorganization and accompanying disclosure statement with the Bankruptcy Court in April 2011. Under the revised plan, and consistent with the additional charges recorded in 2010 referred to above, we expect to contribute an additional amount to the Trust, if and when the Bankruptcy Court confirms the plan, of cash and non-cash assets (including insurance proceeds) with a value in excess of $550 million. The Bankruptcy Court must find that the revised plan meets the requisite standards of the U.S. Bankruptcy Code before it confirms the plan. We expect that, if approved by claimants, confirmed by the Bankruptcy Court and the District Court and upheld on any subsequent appeal, the revised reorganization plan will result in the District Court entering a permanent injunction directing pending claims, as well as future claims, alleging personal injury from exposure to Quigley products to the Trust. There is no assurance that the plan will be confirmed by the courts.

In a separately negotiated transaction with an insurance company in August 2004, we agreed to a settlement related to certain insurance coverage which provides for payments to an insurance proceeds trust established by Pfizer and Quigley over a ten-year period of amounts totaling $405 million. Most of these insurance proceeds, as well as other payments from insurers that issued policies covering Pfizer and Quigley, would be paid, following confirmation, to the Trust for the benefit of present unsettled and future claimants with claims arising from exposure to Quigley products.

•	Other Matters

Between 1967 and 1982, Warner-Lambert owned American Optical Corporation, which manufactured and sold respiratory protective devices and asbestos safety clothing. In connection with the sale of American Optical in 1982, Warner-Lambert agreed to indemnify the purchaser for certain liabilities, including certain asbestos-related and other claims. As of December 31, 2011, approximately 67,700 claims naming American Optical and numerous other defendants were pending in various federal and state courts seeking damages for alleged personal injury from exposure to asbestos and other allegedly hazardous materials. Warner-Lambert is actively engaged in the defense of, and will continue to explore various means to resolve, these claims.

Warner-Lambert and American Optical brought suit in state court in New Jersey against the insurance carriers that provided coverage for the asbestos and other allegedly hazardous materials claims related to American Optical. A majority of the carriers subsequently agreed to pay for a portion of the costs of defending and resolving those claims. The litigation continues against the carriers who have disputed coverage or how costs should be allocated to their policies, and the court held that Warner-Lambert and American Optical are entitled to payment from each of those carriers of a proportionate share of the costs associated with those claims. Under New Jersey law, a special allocation master was appointed to implement certain aspects of the court’s rulings.

Numerous lawsuits are pending against Pfizer in various federal and state courts seeking damages for alleged personal injury from exposure to products containing asbestos and other allegedly hazardous materials sold by Gibsonburg Lime Products Company (Gibsonburg). Gibsonburg was acquired by Pfizer in the 1960s and sold products containing small amounts of asbestos until the early 1970s.

There also is a small number of lawsuits pending in various federal and state courts seeking damages for alleged exposure to asbestos in facilities owned or formerly owned by Pfizer or its subsidiaries.

Celebrex and Bextra

•	Securities and ERISA Actions

Beginning in late 2004, actions, including purported class actions, were filed in various federal and state courts against Pfizer, Pharmacia Corporation (Pharmacia) and certain current and former officers, directors and employees of Pfizer and Pharmacia. These actions include (i) purported class actions alleging that Pfizer and certain current and former officers of Pfizer violated federal securities laws by misrepresenting the safety of Celebrex and Bextra, and (ii) purported class actions filed by persons who claim to be participants in the Pfizer or Pharmacia Savings Plan alleging that Pfizer and certain current and former officers, directors and employees of Pfizer or, where applicable, Pharmacia and certain former officers, directors and employees of Pharmacia, violated certain provisions of the Employee Retirement Income Security Act of 1974 (ERISA) by selecting and maintaining Pfizer stock or Pharmacia stock as an investment alternative when it allegedly no longer was a suitable or prudent investment option. In June 2005, the federal securities and ERISA actions were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Pfizer Inc. Securities, Derivative and “ERISA” Litigation MDL-1688) in the U.S. District Court for the Southern District of New York.

•	Securities Action in New Jersey

In 2003, several purported class action complaints were filed in the U.S. District Court for the District of New Jersey against Pharmacia, Pfizer and certain former officers of Pharmacia. The plaintiffs seek damages, alleging that the defendants violated federal securities laws by misrepresenting the data from a study concerning the gastrointestinal effects of Celebrex. These cases were consolidated for pre-trial proceedings in the District of New Jersey (Alaska Electrical Pension Fund et al. v. Pharmacia Corporation et al.). In January 2007, the court certified a class consisting of all persons who purchased Pharmacia securities from April 17, 2000 through February 6, 2001 and were damaged as a result of the decline in the price of Pharmacia’s securities allegedly attributable to the misrepresentations.

In October 2007, the court granted defendants’ motion for summary judgment and dismissed the plaintiffs’ claims. In November 2007, the plaintiffs appealed the decision to the U.S. Court of Appeals for the Third Circuit. In January 2009, the Third Circuit vacated the District Court’s grant of summary judgment in favor of defendants and remanded the case to the District Court for further proceedings. The Third Circuit also held that the District Court erred in determining that the class period ended on February 6, 2001, and directed that the class period end on August 5, 2001. In June 2009, the District Court stayed proceedings in the case pending a determination by the U.S. Supreme Court with regard to defendants’ petition for certiorari seeking reversal of the Third Circuit’s decision. In May 2010, the U.S. Supreme Court denied defendants’ petition for certiorari, and the case was remanded to the District Court for further proceedings.

•	Other

Pfizer and several predecessor and affiliated companies, including Monsanto Company (Monsanto), are defendants in an action brought by Brigham Young University (BYU) and a BYU professor in the U.S. District Court for the District of Utah alleging, among other things, breach by Monsanto of a 1991 research agreement with BYU. Plaintiffs claim that research under that agreement led to the discovery of Celebrex and that, as a result, they are entitled to a share of the profits from Celebrex sales. Plaintiffs seek, among other things, compensatory and punitive damages.

Various Drugs: Off-Label Promotion Actions

•	Securities Action

In May 2010, a purported class action was filed in the U.S. District Court for the Southern District of New York against Pfizer and several of our current and former officers. The complaint alleges that the defendants violated federal securities laws by failing to disclose that Pfizer was engaged in off-label marketing of certain drugs. Plaintiffs seek damages in an unspecified amount.

•	Actions by Health Care Service Corporation

In June 2010, Health Care Service Corporation (HCSC), for itself and its affiliates, Blue Cross and Blue Shield plans in Illinois, New Mexico, Oklahoma and Texas, filed an action against us in the U.S. District Court for the Eastern District of Texas. In July 2010, HCSC amended its complaint. The complaint, as amended, alleges that we engaged in deceptive marketing activities, including off-label promotion, and the payment of improper remuneration to healthcare professionals with respect to Bextra and Celebrex in violation of, among other things, the federal Racketeer Influenced and Corrupt Organizations (RICO) Act and the Illinois Consumer Fraud Act. In December 2010, this action was transferred to a Multi-District Litigation (In re Celebrex and Bextra Marketing, Sales Practices and Product Liability Litigation MDL-1699) in the U.S. District Court for the Northern District of California. In July 2010, HCSC also filed a separate lawsuit against us in the U.S. District Court for the Eastern District of Texas including substantially similar allegations regarding Geodon, Lyrica and Zyvox. In this latter action, in October 2011, HCSC filed an amended complaint that is substantially similar to the original complaint except that it no longer includes allegations regarding Lyrica or claims under the Illinois Consumer Fraud Act. In both actions, HCSC seeks to recover the amounts that it paid for the specified drugs on behalf of its members in Illinois, New Mexico, Oklahoma, and Texas, as well as treble damages and punitive damages.

Hormone-Replacement Therapy

•	Personal Injury and Economic Loss Actions

Pfizer and certain wholly owned subsidiaries and limited liability companies, including Wyeth and King, along with several other pharmaceutical manufacturers, have been named as defendants in approximately 10,000 actions in various federal and state courts alleging personal injury or economic loss related to the use or purchase of certain estrogen and progestin medications prescribed for women to treat the symptoms of menopause. Although new actions are occasionally filed, the number of new actions was not significant in 2011, and we do not expect a substantial change in the rate of new actions being filed. Plaintiffs in these suits allege a variety of personal injuries, including breast cancer, ovarian cancer, stroke and heart disease. Certain co-defendants in some of these actions have asserted indemnification rights against Pfizer and its affiliated companies. The cases against Pfizer and its affiliated companies involve one or more of the following products, all of which remain approved by the FDA: femhrt (which Pfizer divested in 2003); Activella and Vagifem (which are Novo Nordisk products that were marketed by a Pfizer affiliate from 2000 to 2004); Premarin, Prempro, Aygestin, Cycrin and Premphase (which are legacy Wyeth products); and Provera, Ogen, Depo-Estradiol, Estring and generic MPA (which are legacy Pharmacia & Upjohn products). The federal cases have been transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Prempro Products Liability Litigation MDL-1507) in the U.S. District Court for the Eastern District of Arkansas. Certain of the federal cases have been remanded to their respective District Courts for further proceedings including, if necessary, trial.

This litigation consists of individual actions, a few purported statewide class actions and a purported provincewide class action in Quebec, Canada, a statewide class action in California and a nationwide class action in Canada. In March 2011, in an action against Wyeth seeking the refund of the purchase price paid for Wyeth’s hormone-replacement therapy products by individuals in the State of California during the period from January 1995 to January 2003, the U.S. District Court for the Southern District of California certified a class consisting of all individual purchasers of such products in California who actually heard or read Wyeth’s alleged misrepresentations regarding such products. This is the only hormone-replacement therapy action to date against Pfizer and its affiliated companies in the U.S. in which a class has been certified. In addition, in August 2011, in an action against Wyeth seeking damages for personal injury, the Supreme Court of British Columbia certified a class consisting of all women who were prescribed Premplus and/or Premarin in combination with progestin in Canada between January 1, 1997 and December 1, 2003 and who thereafter were diagnosed with breast cancer.

Pfizer and its affiliated companies have prevailed in many of the hormone-replacement therapy actions that have been resolved to date, whether by voluntary dismissal by the plaintiffs, summary judgment, defense verdict or judgment notwithstanding the verdict; a number of these cases have been appealed by the plaintiffs. Certain other hormone-replacement therapy actions have resulted in verdicts for the plaintiffs and have included the award of compensatory and, in some instances, punitive damages; each of these cases has been appealed by Pfizer and/or its affiliated companies. The decisions in a few of the cases that had been appealed by Pfizer and/or its affiliated companies or by the plaintiffs have been upheld by the appellate courts, while several other cases that had been appealed by Pfizer and/or its affiliated companies or by the plaintiffs have been remanded by the appellate courts to their respective trial courts for further proceedings. Trials of additional hormone-replacement therapy actions are underway or scheduled in 2012.

As of December 31, 2011, Pfizer and its affiliated companies had settled, or entered into definitive agreements or agreements-in-principle to settle, approximately 52% of the hormone-replacement therapy actions pending against us and our affiliated companies. We have recorded aggregate charges with respect to those actions, as well as with respect to the actions that have resulted in verdicts against us or our affiliated companies, of $336 million in 2011 and $300 million in prior years. In addition, we have recorded a charge of $359 million in 2011 that provides for the minimum expected costs to resolve all remaining hormone-replacement therapy actions against Pfizer and its affiliated companies, consistent with our current ability to quantify such future costs. The $359 million charge is an estimate and, while we cannot reasonably estimate the range of reasonably possible loss in excess of the amount accrued for these contingencies given the uncertainties inherent in this product liability litigation, as described below, additional charges may be required in the future.

Most of the unresolved actions against Pfizer and/or its affiliated companies have been outstanding for more than five years and could take many more years to resolve. However, opportunistic settlements could occur at any time. The litigation process is time-consuming, as every hormone-replacement action being litigated involves contested issues of medical causation and knowledge of risk. Even though the vast majority of hormone-replacement therapy actions concern breast cancer, the underlying facts (e.g., medical causation, family history, reliance on warnings, physician/patient interaction, analysis of labels, actual provable injury and other critical factors) can differ significantly from action to action, and the process of discovery has not yet begun for a majority of the unresolved actions. Our ability to estimate the range of possible loss in excess of amounts accrued is complicated by these factors. In addition, the hormone-replacement therapy litigation involves fundamental issues of science and medicine that often are uncertain and continue to evolve. Key scientific court rulings may have a significant impact on the litigation as a whole. An integral part of the litigation process involves understanding the evolving science, as well as seeking key scientific rulings. Equally important, the discovery process is lengthy and complex and has not yet begun for a majority of the unresolved actions. Therefore, we may not have sufficient information to determine the percentage of unresolved actions that could be impacted by scientific developments and/or key scientific rulings. Our ability to estimate the range of possible loss in excess of amounts accrued is complicated by these fundamental issues of science and medicine, because we do not know how the science may evolve, how the courts will rule on key motions or which unresolved actions will be impacted by these scientific matters.

Accordingly, we cannot reasonably estimate the range of possible loss in excess of amounts accrued for these contingencies.

•	Government Inquiries; Action by State of Nevada

Pfizer and/or its affiliated companies also have received inquiries from various federal and state agencies and officials relating to the marketing of their hormone-replacement products. In November 2008, the State of Nevada filed an action against Pfizer, Pharmacia & Upjohn Company and Wyeth in state court in Nevada alleging that they had engaged in deceptive marketing of their respective hormone-replacement therapy medications in Nevada in violation of the Nevada Deceptive Trade Practices Act. The action seeks monetary relief, including civil penalties and treble damages. In February 2010, the action was dismissed by the court on the grounds that the statute of limitations had expired. In July 2011, the Nevada Supreme Court reversed the dismissal and remanded the case to the district court for further proceedings.

Zoloft and Effexor

•	Personal Injury Actions

A number of individual lawsuits and multi-plaintiff lawsuits have been filed against us and/or our subsidiaries in various federal and state courts alleging personal injury as a result of the purported ingesting of Zoloft or Effexor.

•	Antitrust Actions

Beginning in May 2011, purported class actions were filed in certain federal courts against Wyeth and, in certain of the actions, affiliates of Wyeth and certain other defendants relating to Effexor XR, which is the extended-release formulation of Effexor. The plaintiffs in each of these actions seek to represent a class consisting of all persons in the U.S. and its territories who purchased Effexor XR or generic Effexor XR directly (in certain of the actions) or indirectly (in the other actions) from any of the defendants from June 14, 2008 until the time the defendants’ allegedly unlawful conduct ceased (the Class Period). The plaintiffs allege delay in the launch of generic Effexor XR in the U.S. and its territories, in violation of federal antitrust laws and, in the indirect-purchaser actions, the antitrust, consumer protection and various other laws of certain states, as the result of Wyeth fraudulently obtaining and improperly listing certain patents for Effexor XR, enforcing certain patents for Effexor XR, and entering into litigation settlement agreements with various generic manufacturers with respect to Effexor XR. Each of the actions seeks treble damages on behalf of the putative class for alleged price overcharges for Effexor XR or generic Effexor XR in the U.S. and its territories during the Class Period. All of the purported class actions brought by direct purchasers have been consolidated in the U.S. District Court for the District of New Jersey, and all of the purported class actions brought by indirect purchasers have been separately consolidated in the same court. In addition, a few individual actions are pending in the same court that assert claims and seek relief for the plaintiffs that are substantially similar to the claims asserted and the relief sought in the purported class actions.

Neurontin

•	Off-Label Promotion Actions in the U.S.

A number of lawsuits, including purported class actions, have been filed against us in various federal and state courts alleging claims arising from the promotion and sale of Neurontin. The plaintiffs in the purported class actions seek to represent nationwide and certain statewide classes consisting of persons, including individuals, health insurers, employee benefit plans and other third-party payers, who purchased or reimbursed patients for the purchase of Neurontin that allegedly was used for indications other than those included in the product labeling approved by the FDA. In 2004, many of the suits pending in federal courts, including individual actions as well as purported class actions, were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Neurontin Marketing, Sales Practices and Product Liability Litigation MDL-1629) in the U.S. District Court for the District of Massachusetts.

In the Multi-District Litigation, in 2009, the court denied the plaintiffs’ renewed motion for certification of a nationwide class of all consumers and third-party payers who allegedly purchased or reimbursed patients for the purchase of Neurontin for off-label uses from 1994 through 2004. In May 2011, the court denied a motion to reconsider its class certification ruling.

In 2010, the Multi-District Litigation court partially granted the Company’s motion for summary judgment, dismissing the claims of all of the proposed class representatives for third-party payers and four of the six proposed class representatives for individual consumers. In June 2011, the plaintiffs whose claims were dismissed appealed both the dismissal and the denial of class certification to the U.S. Court of Appeals for the First Circuit.

Also in the Multi-District Litigation, in February 2011, a third-party payer who was not included in the proposed class action appealed a dismissal order to the U.S. Court of Appeals for the First Circuit.

Plaintiffs are seeking certification of statewide classes of Neurontin purchasers in actions pending in California, Illinois and Oklahoma. State courts in New York, Pennsylvania, Missouri and New Mexico have declined to certify statewide classes of Neurontin purchasers. In November 2011, the plaintiff in the Missouri action and a proposed intervenor appealed the denial of class certification.

In January 2011, the U.S. District Court for the District of Massachusetts entered an order trebling a jury verdict against us in an action by a third-party payer seeking damages for the alleged off-label promotion of Neurontin in violation of the federal Racketeer Influenced and Corrupt Organizations (RICO) Act. The verdict was for $47.4 million, which was subject to automatic trebling to $142.1 million under the RICO Act. In November 2010, the court had entered a separate verdict against us in the amount of $65.4 million, together with prejudgment interest, under California’s Unfair Trade Practices law relating to the same alleged conduct, which amount is included within and is not additional to the $142.1 million trebled amount of the jury verdict. In August 2011, we appealed the District Court’s judgment to the U.S. Court of Appeals for the First Circuit.

• Personal	Injury Actions in the U.S. and Certain Other Countries

A number of individual lawsuits have been filed against us in various U.S. federal and state courts and in certain other countries alleging suicide, attempted suicide and other personal injuries as a result of the purported ingesting of Neurontin. Certain of the U.S. federal actions have been transferred for consolidated pre-trial proceedings to the same Multi-District Litigation referred to in the first paragraph of this section.

In addition, purported class actions have been filed against us in various Canadian provincial courts alleging claims arising from the promotion, sale and labeling of Neurontin and generic gabapentin. In a proceeding pending in Ontario, Canada, the court certified a class consisting of all persons in Canada who purchased and ingested Neurontin prior to August 2004. The plaintiffs claim that Pfizer failed to provide adequate warning of the alleged risks of personal injury associated with Neurontin.

• Antitrust	Action in the U.S.

In January 2011, in a Multi-District Litigation (In re Neurontin Antitrust Litigation MDL-1479) that consolidates four actions, the U.S. District Court for the District of New Jersey certified a nationwide class consisting of wholesalers and other entities who purchased Neurontin directly from Pfizer and Warner-Lambert during the period from December 11, 2002 to August 31, 2008 and who also purchased generic gabapentin after it became available. The complaints allege that Pfizer and Warner-Lambert engaged in anticompetitive conduct in violation of the Sherman Act that included, among other things, submitting patents for listing in the Orange Book and prosecuting and enforcing certain patents relating to Neurontin, as well as engaging in off-label marketing of Neurontin. Plaintiffs seek compensatory damages, which may be subject to trebling.

Lipitor

• Whistleblower	Action

In 2004, a former employee filed a “whistleblower” action against us in the U.S. District Court for the Eastern District of New York. The complaint remained under seal until September 2007, at which time the U.S. Attorney for the Eastern District of New York declined to intervene in the case. We were served with the complaint in December 2007. Plaintiff alleges off-label promotion of Lipitor in violation of the Federal Civil False Claims Act and the false claims acts of certain states, and he seeks treble damages and civil penalties on behalf of the federal government and the specified states as the result of their purchase, or reimbursement of patients for the purchase, of Lipitor allegedly for such off-label uses. Plaintiff also seeks compensation as a whistleblower under those federal and state statutes. In addition, plaintiff alleges that he was wrongfully terminated, in violation of the anti-retaliation provisions of applicable federal and New York law, and he seeks damages and the reinstatement of his employment. In 2009, the court dismissed without prejudice the off-label promotion claims and, in 2010, plaintiff filed an amended complaint containing off-label promotion allegations that are substantially similar to the allegations in the original complaint.

• Antitrust	Actions

Beginning in November 2011, purported class actions relating to Lipitor were filed in various federal and state courts against Pfizer, certain affiliates of Pfizer, and, in most of the actions, Ranbaxy, among others. The plaintiffs seek to represent nationwide or statewide classes consisting of persons or entities who directly purchased, indirectly purchased or reimbursed patients for the purchase of Lipitor (or, in certain of the actions, generic Lipitor) from any of the defendants from March 2010 until the cessation of the defendants’ allegedly unlawful conduct (the Class Period). The plaintiffs allege delay in the launch of generic Lipitor, in violation of federal antitrust laws and/or state antitrust, consumer protection and various other laws resulting from (i) the 2008 agreement pursuant to which Pfizer and Ranbaxy settled certain patent litigation involving Lipitor, and Pfizer granted Ranbaxy a license to sell a generic version of Lipitor in various markets beginning on varying dates, and (ii) in certain of the federal actions, the procurement and/or enforcement of certain patents for Lipitor. Each of the actions seeks, among other things, treble damages on behalf of the putative class for alleged price overcharges for Lipitor (or, in certain of the actions, generic Lipitor) during the Class Period. In addition, an individual action by several California pharmacies was filed in January 2012 in state court in California against Pfizer, Ranbaxy and certain of their affiliates, among others, that asserts claims and seeks relief for the plaintiff pharmacies that are substantially similar to the claims asserted and the relief sought in the purported class actions described above.

Chantix/Champix

A number of individual lawsuits have been filed against us in various federal and state courts alleging suicide, attempted suicide and other personal injuries as a result of the purported ingesting of Chantix, as well as economic loss. Plaintiffs in these actions seek compensatory and punitive damages and the disgorgement of profits resulting from the sale of Chantix. In October 2009, the federal cases were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Chantix (Varenicline) Products Liability Litigation MDL-2092) in the U.S. District Court for the Northern District of Alabama.

Beginning in December 2008, purported class actions were filed against us in the Ontario Superior Court of Justice (Toronto Region), the Superior Court of Quebec (District of Montreal), the Court of Queen’s Bench of Alberta, Judicial District of Calgary, and the Superior Court of British Columbia (Vancouver Registry) on behalf of all individuals and third-party payers in Canada who have purchased and ingested Champix or reimbursed patients for the purchase of Champix. Each of these actions asserts claims under Canadian product liability law, including with respect to the safety and efficacy of Champix, and, on behalf of the putative class, seeks monetary relief, including punitive damages. The actions in Quebec, Alberta and British Columbia have been stayed pending the decision regarding class certification in the Ontario action.

Bapineuzumab

In June 2010, a purported class action was filed in the U.S. District Court for the District of New Jersey against Pfizer, as successor to Wyeth, and several former officers of Wyeth. The complaint alleges that Wyeth and the individual defendants violated federal securities laws by making or causing Wyeth to make false and misleading statements, and by failing to disclose or causing Wyeth to fail to disclose material information, concerning the results of a clinical trial involving bapineuzumab, a product in development for the treatment of Alzheimer’s disease. The plaintiff seeks to represent a class consisting of all persons who purchased Wyeth securities from May 21, 2007 through July 2008 and seeks damages in an unspecified amount on behalf of the putative class. In February 2012, the court granted the defendants’ motion to dismiss the complaint. The court’s decision is subject to possible appeal by the plaintiff.

In July 2010, a related action was filed in the U.S. District Court for the Southern District of New York against Elan Corporation (Elan), certain directors and officers of Elan, and Pfizer, as successor to Wyeth. Elan participated in the development of bapineuzumab until September 2009. The complaint alleges that Elan, Wyeth and the individual defendants violated federal securities laws by making or causing Elan to make false and misleading statements, and by failing to disclose or causing Elan to fail to disclose material information, concerning the results of a clinical trial involving bapineuzumab. The plaintiff seeks to represent a class consisting of all persons who purchased Elan call options from June 17, 2008 through July 29, 2008 and seeks damages in an unspecified amount on behalf of the putative class. In June 2011, the court granted Pfizer’s and Elan’s motions to dismiss the complaint. In July 2011, the plaintiff filed a supplemental memorandum setting forth the bases that the plaintiff believed supported amendment of the complaint. In August 2011, the court dismissed the complaint with prejudice. In September 2011, the plaintiff appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Thimerosal

Wyeth is a defendant in a number of suits by or on behalf of vaccine recipients alleging that exposure through vaccines to cumulative doses of thimerosal, a preservative used in certain childhood vaccines formerly manufactured and distributed by Wyeth and other vaccine manufacturers, caused severe neurological damage and/or autism in children. While several suits were filed as purported nationwide or statewide class actions, all of the purported class actions have been dismissed, either by the courts or voluntarily by the plaintiffs. In addition to the suits alleging injury from exposure to thimerosal, certain of the cases were brought by parents in their individual capacities for, among other things, loss of services and loss of consortium of the injured child.

The National Childhood Vaccine Injury Act (the Vaccine Act) requires that persons alleging injury from childhood vaccines first file a petition in the U.S. Court of Federal Claims asserting a vaccine-related injury. At the conclusion of that proceeding, petitioners may bring a lawsuit against the manufacturer in federal or state court, provided that they have satisfied certain procedural requirements. Also under the terms of the Vaccine Act, if a petition has not been adjudicated by the U.S. Court of Federal Claims within a specified time period after filing, the petitioner may opt out of the proceeding and pursue a lawsuit against the manufacturer by following certain procedures. Some of the vaccine recipients who have sued Wyeth to date may not have satisfied the conditions to filing a lawsuit that are mandated by the Vaccine Act. The claims brought by parents for, among other things, loss of services and loss of consortium of the injured child are not covered by the Vaccine Act.

In 2002, the Office of Special Masters of the U.S. Court of Federal Claims established an Omnibus Autism Proceeding with jurisdiction over petitions in which vaccine recipients claim to suffer from autism or autism spectrum disorder as a result of receiving thimerosal-containing childhood vaccines and/or the measles, mumps and rubella (MMR) vaccine. There currently are several thousand petitions pending in the Omnibus Autism Proceeding. Special masters of the court have heard six test cases on petitioners’ theories that either thimerosal-containing vaccines in combination with the MMR vaccine or thimerosal-containing vaccines alone can cause autism or autism spectrum disorder.

•	In February 2009, special masters of the U.S. Court of Federal Claims rejected the three cases brought on the theory that a combination of MMR and thimerosal-containing vaccines caused petitioners’ conditions. After these rulings were affirmed by the U.S. Court of Federal Claims, two of them were appealed by petitioners to the U.S. Court of Appeals for the Federal Circuit. In 2010, the Federal Circuit affirmed the decisions of the special masters in both of these cases.

•	In March 2010, special masters of the U.S. Court of Federal Claims rejected the three additional test cases brought on the theory that thimerosal-containing vaccines alone caused petitioners’ conditions. Petitioners did not seek review by the U.S. Court of Federal Claims of the decisions of the special masters in these latter three test cases, and judgments were entered dismissing the cases in April 2010.

•	Petitioners in each of the six test cases have filed an election to bring a civil action.

Pristiq

In late 2007 and early 2008, the following actions were filed in various federal courts: (i) a purported class action alleging that Wyeth and certain former officers of Wyeth violated federal securities laws by misrepresenting the safety of Pristiq during the period before the FDA’s issuance in July 2007 of an “approvable letter” for Pristiq for the treatment of vasomotor symptoms, which allegedly caused a decline in the price of Wyeth stock; and (ii) a purported class action against Wyeth, the Wyeth Savings Plan Committee, the Wyeth Savings Plan-Puerto Rico Committee, the Wyeth Retirement Committee and certain former Wyeth officers and committee members alleging that they violated certain provisions of ERISA by maintaining Wyeth stock as an investment alternative under certain Wyeth plans notwithstanding their alleged knowledge of the aforementioned alleged misrepresentation.

The U.S. District Court for the Southern District of New York dismissed the ERISA action and denied the plaintiff’s motion to amend the complaint in March and August 2010, respectively. In September 2010, the plaintiff appealed both of those rulings to the U.S. Court of Appeals for the Second Circuit. In November 2010, the plaintiff withdrew the appeal, but has reserved the right to reinstate the appeal by March 2012. The purported securities class action remains pending.

Rebif

We have an exclusive collaboration agreement with EMD Serono, Inc. (Serono) to co-promote Rebif, a treatment for multiple sclerosis, in the U.S. In August 2011, Serono filed a complaint in the Philadelphia Court of Common Pleas seeking a declaratory judgment that we are not entitled to a 24-month extension of the Rebif co-promotion agreement, which otherwise would terminate at the end of 2013. We disagree with Serono’s interpretation of the agreement and believe that we have the right to extend the agreement to the end of 2015. In October 2011, the court sustained our preliminary objections and dismissed Serono’s complaint, and Serono has appealed the decision to the Superior Court of Pennsylvania.

C.	Commercial and Other Matters

Acquisition of Wyeth

In 2009, a number of retail pharmacies in California brought an action against Pfizer and Wyeth in the U.S. District Court for the Northern District of California. The plaintiffs alleged, among other things, that our acquisition of Wyeth violated various federal antitrust laws by creating a monopoly in the manufacture, distribution and sale of prescription drugs in the U.S. In April 2010, the District Court granted our motion to dismiss the second amended complaint. In May 2011, the U.S. Court of Appeals for the Ninth Circuit affirmed the dismissal by the District Court and, in June 2011, it denied plaintiffs’ petition for a rehearing. In December 2011, the U.S. Supreme Court denied the plaintiffs’ petition for certiorari seeking reversal of the Ninth Circuit’s decision.

Acquisition of King Pharmaceuticals, Inc.

In October 2010, several purported class action complaints were filed in state court in Tennessee by shareholders of King challenging Pfizer’s acquisition of King. King and the individuals who served as the members of King’s Board of Directors at the time of the execution of the merger agreement are named as defendants in all of these actions. Pfizer and Parker Tennessee Corp., a subsidiary of Pfizer, also are named as defendants in most of these actions.

In November 2010, all of these actions were consolidated in the Chancery Court for Sullivan County, Tennessee Second Judicial District, at Bristol. The parties to the consolidated action have reached an agreement-in-principle to resolve that action as a result of certain disclosures regarding the transaction made by King in its amended Schedule 14D-9 recommendation statement for the tender offer dated January 21, 2011. The proposed settlement is subject to, among other things, court approval.

Average Wholesale Price Litigation

A number of states, as well as most counties in New York, have sued Pharmacia, Pfizer and other pharmaceutical manufacturers alleging that they provided average wholesale price (AWP) information for certain of their products that was higher than the actual prices at which those products were sold. The AWP is used to determine reimbursement levels under Medicare Part B and Medicaid and in many private-sector insurance policies and medical plans. The plaintiffs claim that the alleged spread between the AWPs at which purchasers were reimbursed and the actual sale prices was promoted by the defendants as an incentive to purchase certain of their products. In addition to suing on their own behalf, many of the plaintiff states seek to recover on behalf of individual Medicare Part B co-payers and private-sector insurance companies and medical plans in their states. These various actions generally assert fraud claims, as well as claims under state deceptive trade practice laws, and seek monetary and other relief, including civil penalties and treble damages. Several of the suits also allege that Pharmacia and/or Pfizer did not report to the states their best price for certain products under the Medicaid program.

In addition, Pharmacia, Pfizer and other pharmaceutical manufacturers are defendants in a number of purported class action suits in various federal and state courts brought by employee benefit plans and other third-party payers that assert claims similar to those in the state and county actions. These suits allege, among other things, fraud, unfair competition and unfair trade practices and seek monetary and other relief, including civil penalties and treble damages.

All of these state, county and purported class action suits were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Pharmaceutical Industry Average Wholesale Price Litigation MDL-1456) in the U.S. District Court for the District of Massachusetts. Certain of the state and private suits have been remanded to their respective state courts. In 2006, the claims against Pfizer in the Multi-District Litigation were dismissed with prejudice.

In 2008, the court in the Multi-District Litigation granted preliminary approval with respect to the fairness of a proposed settlement of the claims against 11 defendants, including Pharmacia, for a total of $125 million. In December 2011, the court granted final approval of the settlement. Pharmacia’s contribution to the settlement was not material to Pfizer.

In addition, Wyeth is a defendant in AWP actions brought by certain states, which are not included in the Multi-District Litigation. Wyeth also is a defendant in a purported class action in state court in New Jersey brought by a union health and welfare plan on behalf of a putative class consisting of third-party payers in New Jersey. In addition, King and/or certain of its subsidiaries are defendants in AWP actions brought by certain states, which are not included in the Multi-District Litigation.

Monsanto-Related Matters

In 1997, Monsanto Company (Former Monsanto) contributed certain chemical manufacturing operations and facilities to a newly formed corporation, Solutia Inc. (Solutia), and spun off the shares of Solutia. In 2000, Former Monsanto merged with Pharmacia & Upjohn Company to form Pharmacia Corporation (Pharmacia). Pharmacia then transferred its agricultural operations to a newly created subsidiary, named Monsanto Company (New Monsanto), which it spun off in a two-stage process that was completed in 2002. Pharmacia was acquired by Pfizer in 2003 and is now a wholly owned subsidiary of Pfizer.

In connection with its spin-off that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities related to Pharmacia’s former agricultural business. New Monsanto is defending and indemnifying Pharmacia in connection with various claims and litigation arising out of, or related to, the agricultural business.

In connection with its spin-off in 1997, Solutia assumed, and agreed to indemnify Pharmacia for, liabilities related to Former Monsanto’s chemical businesses. As the result of its reorganization under Chapter 11 of the U.S. Bankruptcy Code, Solutia’s indemnification obligations related to Former Monsanto’s chemical businesses are limited to sites that Solutia has owned or operated. In addition, in connection with its spinoff that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities primarily related to Former Monsanto’s chemical businesses, including, but not limited to, any such liabilities that Solutia assumed. Solutia’s and New Monsanto’s assumption of and agreement to indemnify Pharmacia for these liabilities apply to pending actions and any future actions related to Former Monsanto’s chemical businesses in which Pharmacia is named as a defendant, including, without limitation, actions asserting environmental claims, including alleged exposure to polychlorinated biphenyls. Solutia and New Monsanto are defending and indemnifying Pharmacia in connection with various claims and litigation arising out of, or related to, Former Monsanto’s chemical businesses.

Trade Secrets Action in California

In 2004, Ischemia Research and Education Foundation (IREF) and its chief executive officer brought an action in California Superior Court, Santa Clara County, against a former IREF employee and Pfizer. Plaintiffs allege that defendants conspired to misappropriate certain information from IREF’s allegedly proprietary database in order to assist Pfizer in designing and executing a clinical study of a Pfizer drug. In 2008, the jury returned a verdict for compensatory damages of approximately $38.7 million. In March 2009, the court awarded prejudgment interest, but declined to award punitive damages. In July 2009, the court granted our motion for a new trial and vacated the jury verdict.

Trimegestone

Aventis filed a breach of contract action against Wyeth in the Commercial Court of Nanterre in France arising out of the December 2003 termination by Wyeth of an October 2000 agreement between Wyeth and Aventis relating to the development of hormone-therapy drugs utilizing Aventis’s trimegestone (TMG) progestin. Aventis alleges that the termination was improper and seeks monetary damages. In 2009, a three-judge tribunal rendered its decision in favor of Wyeth. In May 2010, the Versailles Court of Appeals reversed the Commercial Court’s decision and appointed experts to hear evidence and make a recommendation to the Court of Appeals concerning damages. In November 2011, the Supreme Court of France affirmed the decision of the Court of Appeals. The damage proceeding by the experts appointed by the Court of Appeals is continuing.

Environmental Matters

In 2009, we submitted to the U.S. Environmental Protection Agency (EPA) a corrective measures study report with regard to Pharmacia Corporation’s discontinued industrial chemical facility in North Haven, Connecticut and a revised site-wide feasibility study with regard to Wyeth’s discontinued industrial chemical facility in Bound Brook, New Jersey. In September 2010, our corrective measures study report with regard to the North Haven facility was approved by the EPA, and we commenced construction of the site remedy in late 2011 under an Updated Administrative Order on Consent with the EPA. In July 2011, we finalized an Administrative Settlement Agreement and Order on Consent for Removal Action with the EPA with regard to the Bound Brook facility and commenced construction of an interim remedy to address the discharge of impacted groundwater from that facility to the Raritan River. In February 2012, the EPA issued a proposed remediation plan for the Bound Brook facility. The proposed plan, which is subject to public comment, is generally in accordance with one of the remedies evaluated in the Company’s revised site-wide feasibility study. The estimated costs of the site remedy for the North Haven facility and the proposed remediation plan for the Bound Brook facility are covered by accruals previously taken by the Company.

We are a party to a number of other proceedings brought under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (CERCLA or Superfund), and other state, local or foreign laws in which the primary relief sought is the cost of past and/or future remediation.

In February 2011, King received notice from the U.S. Department of Justice (DOJ) advising that the EPA has requested that DOJ initiate enforcement action seeking injunctive relief and penalties against King for alleged non-compliance with certain provisions of the federal Clean Air Act at its Bristol, Tennessee manufacturing facility. King has executed a tolling agreement with the DOJ in order to facilitate the possible resolution of this matter.

In October 2011, we voluntarily disclosed to the EPA potential non-compliance with certain provisions of the federal Clean Air Act at our Barceloneta, Puerto Rico manufacturing facility. We do not expect that any penalties that may result from this matter will be material to the Company.

D.	Government Investigations

Like other pharmaceutical companies, we are subject to extensive regulation by national, state and local government agencies in the U.S. and in the other countries in which we operate. As a result, we have interactions with government agencies on an ongoing basis. Among the investigations by government agencies are those discussed below. It is possible that criminal charges and substantial fines and/or civil penalties could result from government investigations, including but not limited to those discussed below.

The Company has voluntarily provided the DOJ and the U.S. Securities and Exchange Commission (SEC) with information concerning potentially improper payments made by certain Pfizer and Wyeth subsidiaries in connection with certain sales activities outside the U.S. In recent discussions, we have reached agreements-in-principle with the SEC staff and with the DOJ, and we are in the process of finalizing a resolution of these matters. In addition, certain potentially improper payments and other matters are the subject of investigations by government authorities in certain foreign countries. The previously reported investigation in Germany with respect to certain tax matters relating to a wholly owned subsidiary of Pfizer was resolved in December 2011 with no criminal charges and with the payment of an amount, primarily for interest, that was not material to Pfizer.

The DOJ is conducting civil and criminal investigations regarding Wyeth’s promotional practices with respect to Protonix and its practices relating to the pricing for Protonix for Medicaid rebate purposes. In connection with the pricing investigation, in 2009, the DOJ filed a civil complaint in intervention in two qui tam actions that had been filed under seal in the U.S. District Court for the District of Massachusetts. The complaint alleges that Wyeth’s practices relating to the pricing for Protonix for Medicaid rebate purposes between 2001 and 2006 violated the Federal Civil False Claims Act and federal common law. The two qui tam actions have been unsealed and the complaints include substantially similar allegations. In addition, in 2009, several states and the District of Columbia filed a complaint under the same docket number asserting violations of various state laws based on allegations substantially similar to those set forth in the civil complaint filed by the DOJ. We are exploring with the DOJ various ways to resolve its civil and criminal investigations relating to Protonix.

The DOJ, including the U.S. Attorney’s Office for the Western District of Oklahoma, is conducting a civil and criminal investigation with respect to Wyeth’s promotional practices relating to Rapamune. In addition, in October 2010, the DOJ was permitted to intervene in a qui tam action, which alleges off-label promotion of Rapamune, that was pending in the U.S. District Court for the Eastern District of Pennsylvania. In December 2010, the qui tam action was transferred to the Western District of Oklahoma, where it was consolidated with the proceedings underway there. We are exploring with the DOJ various ways to resolve this matter.

We have received civil investigative demands and informal inquiries from the consumer protection divisions of several states seeking information and documents concerning the promotion of Lyrica and Zyvox. We are in discussions with those states regarding a resolution of this matter. These requests appear to relate to the same past promotional practices concerning these products that were the subject of previously reported settlements in September 2009 with the DOJ and the Medicaid fraud control units of various states.

GUARANTEES AND INDEMNIFICATIONS

In the ordinary course of business and in connection with the sale of assets and businesses, we often indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of December 31, 2011, recorded amounts for the estimated fair value of these indemnifications were not significant.

PURCHASE COMMITMENTS

As of December 31, 2011, we have agreements totaling $3.8 billion to purchase goods and services that are enforceable and legally binding and include amounts relating to advertising, information technology services, employee benefit administration services, and potential milestone payments deemed reasonably likely to occur.

Segment, Geographic and Other Revenue Information	12 Months Ended
Dec. 31, 2011
Segment, Geographic and Other Revenue Information

18. Segment, Geographic and Other Revenue Information

A. Segment Information

We manage our operations through five operating segments––Primary Care, Specialty Care and Oncology, Established Products and Emerging Markets, Animal Health and Consumer Healthcare and Nutrition. Each operating segment has responsibility for its commercial activities and for certain research and development activities related to in-line products and IPR&D projects that generally have achieved proof-of-concept. Previously, we managed our operations through two operating segments––Biopharmaceutical and Diversified. We have restated our prior period segment information to conform with the current period presentation.

We regularly review our segments and the approach used by management to evaluate performance and allocate resources.

Operating Segments

A description of each of our five operating segments follows:

•

Primary Care operating segment––includes revenues and earnings, as defined by management, from human pharmaceutical products primarily prescribed by primary-care physicians, and may include products in the following therapeutic and disease areas: Alzheimer’s disease, cardiovascular (excluding pulmonary arterial hypertension), erectile dysfunction, genitourinary, major depressive disorder, pain, respiratory and smoking cessation. Examples of products in this unit include Celebrex, Chantix/Champix, Lipitor, Lyrica, Premarin, Pristiq and Viagra. All revenues and earnings for such products are allocated to the Primary Care unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

•	Specialty Care and Oncology operating segment––comprises the Specialty Care business unit and the Oncology business unit.

-

Specialty Care––includes revenues and earnings, as defined by management, from most human pharmaceutical products primarily prescribed by physicians who are specialists, and may include products in the following therapeutic and disease areas: anti-infectives, endocrine disorders, hemophilia, inflammation, multiple sclerosis, ophthalmology, pulmonary arterial hypertension, specialty neuroscience and vaccines. Examples of products in this unit include BeneFIX, Enbrel, Genotropin, Geodon, the Prevnar/Prevenar franchise, Rebif, ReFacto AF, Revatio, Xalatan , Xyntha and Zyvox. All revenues and earnings for such products are allocated to the Specialty Care unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

-	Oncology––includes revenues and earnings, as defined by management, from human prescription pharmaceutical products addressing oncology and oncology-related illnesses. Examples of products in this unit include Aromasin, Sutent, Torisel and Xalkori. All revenues and earnings for such products are allocated to the Oncology unit, except those generated in Emerging Markets and those that are managed by the Established Products unit.

•	Established Products and Emerging Markets operating segment––comprises the Established Products business unit and the Emerging Markets business unit.

-	Established Products––generally includes revenues and earnings, as defined by management, from human prescription pharmaceutical products that have lost patent protection or marketing exclusivity in certain countries and/or regions. Typically, products are transferred to this unit in the beginning of the fiscal year following loss of patent protection or marketing exclusivity. In certain situations, products may be transferred to this unit at a different point than the beginning of the fiscal year following loss of patent protection or marketing exclusivity in order to maximize their value. This unit also excludes revenues and earnings generated in Emerging Markets. Examples of products in this unit include Arthrotec, Effexor, Medrol, Norvasc, Protonix, Relpax and Zosyn/Tazocin.

-	Emerging Markets––includes revenues and earnings, as defined by management, from all human prescription pharmaceutical products sold in Emerging Markets, including Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

•	Animal Health and Consumer Healthcare operating segment—comprises the Animal Health business unit and the Consumer Healthcare business unit.

-	Animal Health––includes worldwide revenues and earnings, as defined by management, from products and services to prevent and treat disease in livestock and companion animals, including vaccines, parasiticides and anti-infectives.

-	Consumer Healthcare––generally includes worldwide revenues and earnings, as defined by management, from non-prescription products in the following therapeutic categories: dietary supplements, pain management, respiratory and personal care. Products marketed by Consumer Healthcare include Advil, Caltrate, Centrum, ChapStick, Preparation H and Robitussin.

•	Nutrition operating segment––generally includes revenues and earnings, as defined by management, from a full line of infant and toddler nutritional products sold outside of the U.S. and Canada.

Our chief operating decision maker uses the revenues and earnings of the five operating segments, among other factors, for performance evaluation and resource allocation. For the operating segments that comprise more than one business unit, a single segment manager has responsibility for those business units.

Other Costs and Business Activities

Certain costs are not allocated to our operating segment results, such as costs associated with the following:

•

Worldwide Research and Development (WRD), which is generally responsible for human health research projects until proof-of-concept is achieved and then for transitioning those projects to the appropriate business unit for possible clinical and commercial development. R&D spending may include upfront and milestone payments for intellectual property rights. This organization also has responsibility for certain science-based platform services, which provide technical expertise and other services to the various research and development projects.

•

Pfizer Medical, which is responsible for all human-health-related regulatory submissions and interactions with regulatory agencies. This organization is also responsible for the collection, evaluation and reporting of all safety event information related to our human health products and for conducting clinical trial audits and readiness reviews and for providing Pfizer-related medical information to healthcare providers.

•

Corporate, which is responsible for platform functions such as finance, global real estate operations, human resources, legal, compliance, science and technology, worldwide procurement, worldwide public affairs and policy and worldwide technology. These costs also include compensation costs and other miscellaneous operating expenses not charged to our operating segments, as well as interest income and expense.

•

Certain transactions and events such as (i) purchase accounting adjustments, where we incur expenses associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment; (ii) acquisition-related activities, where we incur costs for restructuring, integration, implementation and executing the transaction; and (iii) certain significant items, which include non-acquisition-related restructuring costs, as well as costs incurred for legal settlements, asset impairments and sales of assets or businesses.

Segment Assets

We manage our assets on a total company basis, not by operating segment, as many of our operating assets are shared (such as our plant network assets) or commingled (such as accounts receivable, as many of our customers are served by multiple operating segments). Therefore, our chief operating decision maker does not regularly review any asset information by operating segment and, accordingly, we do not report asset information by operating segment. Total assets were approximately $188 billion at December 31, 2011 and approximately $195 billion at December 31, 2010.

Selected Income Statement Information

Selected income statement information follows:

(MILLIONS OF DOLLARS)	REVENUES	R&D EXPENSES	EARNINGS(a)	DEPRECIATION & AMORTIZATION(b)
YEAR ENDED DECEMBER 31, 2011(c)
Primary Care	$22,670	$1,307	$15,001	$ 247
Specialty Care and Oncology	16,568	1,561	10,789	419
Established Products and Emerging Markets	18,509	441	9,417	422
Animal Health and Consumer Healthcare	7,241	425	2,020	232
Total reportable segments	64,988	3,734	37,227	1,320
Nutrition and other business activities(d)	2,437	3,378	(2,793)	230
Reconciling Items:
Corporate(e)	—	1,309	(7,430)	541
Purchase accounting adjustments(f)	—	(2)	(6,801)	5,565
Acquisition-related costs(g)	—	23	(1,983)	624
Certain significant items(h)	—	656	(4,354)	615
Other unallocated(i)	—	14	(1,104)	131
	$67,425	$9,112	$12,762	$9,026

YEAR ENDED DECEMBER 31, 2010
Primary Care	$23,328	$1,473	$15,773	$201
Specialty Care and Oncology	16,435	1,624	10,571	432
Established Products and Emerging Markets	18,760	452	10,100	418
Animal Health and Consumer Healthcare	6,347	428	1,569	197
Total reportable segments	64,870	3,977	38,013	1,248
Nutrition and other business activities(d)	2,187	3,743	(3,263)	242
Reconciling Items:
Corporate(e)	—	1,567	(7,990)	619
Purchase accounting adjustments(f)	—	26	(8,257)	5,477
Acquisition-related costs(g)	—	34	(3,989)	788
Certain significant items(h)	—	18	(3,964)	—
Other unallocated(i)	—	27	(1,268)	113
	$67,057	$9,392	$9,282	$8,487

YEAR ENDED DECEMBER 31, 2009(c)
Primary Care	$22,576	$1,407	$15,100	$130
Specialty Care and Oncology	8,925	1,060	4,661	269
Established Products and Emerging Markets	13,947	392	6,955	360
Animal Health and Consumer Healthcare	3,258	297	812	142
Total reportable segments	48,706	3,156	27,528	901
Nutrition and other business activities(d)	563	2,706	(2,751)	181
Reconciling Items:
Corporate(e)	—	1,296	(4,657)	526
Purchase accounting adjustments(f)	—	37	(3,787)	2,799
Acquisition-related costs(g)	—	13	(4,025)	241
Certain significant items(h)	—	56	(1,511)	—
Other unallocated(i)	—	560	(123)	109
	$49,269	$7,824	$10,674	$4,757

(a)	Income from continuing operations before provision for taxes on income.
(b)	Certain production facilities are shared. Depreciation is allocated based on estimates of physical production.
(c)	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
(d)

Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.

(e)

Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense), certain compensation and other costs not charged to our operating segments.

(f)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.
(g)

Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(h)

Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction and productivity initiatives that are not associated with an acquisition, the impact of certain tax and/or legal settlements and certain asset impairments.

(i)

Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment. In 2009, R&D expenses include approximately $550 million of Wyeth R&D expenses and Earnings include approximately $900 million of Wyeth earnings and $290 million of operating expenses incurred in Japan associated with our three biopharmaceutical operating segments, where allocation among the segments is not practicable.

B.	Geographic Information

Revenues exceeded $500 million in each of 18 countries outside the U.S. in 2011 and 2010, and in each of 13 countries outside the U.S. in 2009. The U.S. was the only country to contribute more than 10% of total revenues in each year.

Revenues by geographic region follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Revenues(a)
United States	$26,933	$28,855	$21,540
Developed Europe(b)	16,297	16,345	12,586
Developed Rest of World(c)	11,091	10,008	8,097
Emerging Markets(d)	13,104	11,849	7,046
Consolidated	$67,425	$67,057	$49,269

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
(b)

Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Euro revenues were approximately $12 billion for each of 2011 and 2010 and $10 billion for 2009.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
(d)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

Long-lived assets by geographic region follow:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010
Property, plant and equipment, net
United States	$ 7,893	$ 8,537
Developed Europe(a)	6,023	7,159
Developed Rest of World(b)	904	854
Emerging Markets(c)	2,118	2,095
Consolidated	$16,938	$18,645

(a)	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.
(b)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
(c)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

C.	Other Revenue Information

Significant Customers

We sell our products primarily to customers in the wholesale sector. In 2011, sales to our three largest U.S. wholesaler customers represented approximately 13%, 10% and 9% of total revenues and, collectively, represented approximately 13% of total accounts receivable as of December 31, 2011. These sales and related accounts receivable were concentrated in our three biopharmaceutical operating segments. In 2010, sales to our three largest U.S. wholesaler customers represented approximately 14%, 10% and 9% of total revenues and, collectively, represented approximately 18% of total accounts receivable as of December 31, 2010.

Significant Product Revenues

Significant product revenues follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Revenues from biopharmaceutical products(a):
Lipitor(b)	$9,577	$10,733	$11,434
Lyrica	3,693	3,063	2,840
Prevnar 13/Prevenar 13(c)	3,657	2,416	—
Enbrel (Outside the U.S. and Canada)(c)	3,666	3,274	378
Celebrex	2,523	2,374	2,383
Viagra	1,981	1,928	1,892
Norvasc	1,445	1,506	1,973
Zyvox	1,283	1,176	1,141
Xalatan/Xalacom	1,250	1,749	1,737
Sutent	1,187	1,066	964
Geodon/Zeldox	1,022	1,027	1,002
Premarin family(c)	1,013	1,040	213
Genotropin	889	885	887
Detrol/Detrol LA	883	1,013	1,154
Vfend	747	825	798
Chantix/Champix	720	755	700
BeneFIX(c)	693	643	98
Effexor(c)	678	1,718	520
Zosyn/Tazocin(c)	636	952	184
Pristiq(c)	577	466	82
Zoloft	573	532	516
Caduet	538	527	548
Revatio	535	481	450
Medrol	510	455	457
ReFacto AF/Xyntha(c)	506	404	47
Prevnar/Prevenar (7-valent)(c)	488	1,253	287
Zithromax/Zmax	453	415	430
Aricept(d)	450	454	435
Fragmin	382	341	359
Cardura	380	413	457
Rapamune(c)	372	388	57
Aromasin	361	483	483
BMP2(c)	340	400	81
Relpax	341	323	326
Xanax XR	306	307	318
Tygacil(c)	298	324	54
Neurontin	289	322	327
Diflucan	265	278	281
Arthrotec	242	250	270
Unasyn	231	244	245
Sulperazon	218	213	204
Skelaxin(e)	203	—	—
Inspra	195	157	130
Dalacin/Cleocin	192	214	241
Methotrexate	191	164	21
Toviaz	187	137	59
Somavert	183	157	147
Alliance revenues(f)	3,630	4,084	2,925
All other biopharmaceutical products(g)	6,768	6,194	4,913

Total revenues from biopharmaceutical products	57,747	58,523	45,448

Revenues from other products(a):
Animal Health(g)	4,184	3,575	2,764
Consumer Healthcare(c)	3,057	2,772	494
Nutrition(c)	2,138	1,867	191
Pfizer CentreSource	299	320	372

Total revenues(a)	$67,425	$67,057	$49,269

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
(b)	On November 30, 2011, Lipitor lost exclusivity in the U.S. This loss of exclusivity reduced revenues by $326 million in 2011, in comparison with 2010.
(c)	Acquired from Wyeth.
(d)	Represents direct sales under license agreement with Eisai Co., Ltd.
(e)	Acquired from King.
(f)	Enbrel (in the U.S. and Canada), Aricept, Exforge, Rebif and Spiriva.
(g)	Includes products from legacy Pfizer, legacy Wyeth and legacy King.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Consolidation and Basis of Presentation

A. Consolidation and Basis of Presentation

The consolidated financial statements include our parent company and all subsidiaries, and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the United States (U.S.), the financial information is included as of and for the year ended November 30 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated.

As a result of our decision to sell our Capsugel business, we show the operating results of Capsugel as Discontinued operations—net of tax for all periods presented (see Note 2D. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures). Also, due to a change in management approach, we now have different operating segments and have restated our prior period segment information to conform to the current period presentation (see Note 18A. Segment, Geographic and Other Revenue Information: Segment Information). In addition, we made certain reclassification adjustments to conform prior-period amounts to the current period presentation, primarily related to the classification of certain receivables.

On January 31, 2011 (the acquisition date), we completed the tender offer for the outstanding shares of common stock of King Pharmaceuticals, Inc. (King) and acquired approximately 92.5% of the outstanding shares for approximately $3.3 billion in cash. On February 28, 2011, we acquired the remaining outstanding shares of King for approximately $300 million in cash (for additional information, see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.). Commencing from the acquisition date, our financial statements include the assets, liabilities, operating results and cash flows of King. As a result, our consolidated financial statements for the year ended December 31, 2011 reflect approximately 11 months of King’s U.S. operations and approximately 10 months of King’s international operations.

On October 15, 2009, we completed our acquisition of Wyeth in a cash-and-stock transaction valued on that date at approximately $68.2 billion (for additional information, see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth). Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of Wyeth. As a result, our consolidated financial statements for the year ended December 31, 2009 reflect approximately two-and-a-half months of Wyeth’s U.S. operations and approximately one-and-a-half months of Wyeth’s international operations.

New Accounting Standards

B. New Accounting Standards

The provisions of the following new accounting standards were adopted in 2011 and did not have a significant impact on our consolidated financial statements:

•	Guidelines that address the recognition and presentation of the fee paid by pharmaceutical companies beginning on January 1, 2011 to the U.S. Treasury as a result of U.S. Healthcare Legislation. As a result of adopting this new standard, we are recording the fee ratably throughout the year in Selling, informational and administrative expenses.

•	An amendment to the guidelines that address the accounting for multiple-deliverable arrangements to enable companies to account for certain products or services separately rather than as a combined unit.

Estimates and Assumptions

C. Estimates and Assumptions

In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded and disclosed in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales returns and sales allowances), determining cost of sales, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, investments, inventories, fixed assets and intangible assets (including acquired in-process research & development (IPR&D) assets and goodwill), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, the impact of contingencies, rebates, chargebacks, sales returns and sales allowances, and restructuring reserves, all of which also impact the consolidated statements of income.

Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our financial statements on a prospective basis unless they are required to be treated retrospectively under relevant accounting standards. It is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Acquisitions

D. Acquisitions

Our consolidated financial statements include the operations of an acquired business after the completion of the acquisition. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business as defined in U.S. GAAP, no goodwill is recognized.

Contingent consideration, if any, is included as part of the acquisition cost and is recognized at fair value as of the acquisition date. Any liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. These changes in fair value are recognized in earnings.

Amounts recorded for acquisitions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Fair Value

E. Fair Value

We are often required to measure certain assets and liabilities at fair value, either upon initial measurement or for subsequent accounting or reporting. For example, we use fair value extensively in the initial measurement of net assets acquired in a business combination and when accounting for and reporting on certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

These fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•	Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Foreign Currency Translation

F. Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date and record these translation adjustments in Other comprehensive income/(loss). We translate functional currency statement of income amounts to their U.S. dollar equivalents at average rates for the period. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other deductions—net.

For operations in highly inflationary economies, we translate monetary items at rates in effect at the balance sheet date, with translation adjustments recorded in Other deductions—net, and non-monetary items at historical rates.

Revenues

G. Revenues

Revenue Recognition—We record revenues from product sales when the goods are shipped and title passes to the customer. At the time of sale, we also record estimates for a variety of sales deductions, such as sales rebates, discounts and incentives, and product returns. When we cannot reasonably estimate the amount of future product returns and/or other sales deductions, we record revenues when the risk of product return and/or additional sales deductions have been substantially eliminated. We record sales of certain of our vaccines to the U.S. government as part of the Pediatric Vaccine Stockpile program; these rules require that for fixed commitments made by the U.S. government, we record revenues when risk of ownership for the completed product has been passed to the U.S. government. There are no specific performance obligations associated with products sold under this program.

Deductions from Revenues––As is typical in the biopharmaceutical industry, our gross product sales are subject to a variety of deductions that generally are estimated and recorded in the same period that the revenues are recognized and primarily represent rebates and discounts to government agencies, wholesalers, distributors and managed care organizations with respect to our biopharmaceutical products. These deductions represent estimates of the related obligations.

Specifically:

•	In the U.S., we record provisions for pharmaceutical Medicaid, Medicare and contract rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. In addition, to account for the impacts of the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act (together, U.S. Healthcare Legislation), we also consider the increase in minimum rebate and extension of Medicaid prescription drug rebates for drugs dispensed to enrollees. We estimate discounts on branded prescription drug sales to Medicare Part D participants in the Medicare “coverage gap,” also known as the “doughnut hole,” based on historical experience of beneficiary prescriptions and consideration of the utilization that is expected to result from the new discount in the coverage gap. As appropriate, we will adjust these ratios to better match our current experience or our expected future experience. For contract rebates, we also consider current contract terms, such as changes in formulary status and discount rates.

•	Outside the U.S., the majority of our pharmaceutical rebates, discounts and price reductions are contractual or legislatively mandated, and our estimates are based on actual invoiced sales within each period; both of these elements help to reduce the risk of variations in the estimation process. Some European countries base their rebates on the government’s unbudgeted pharmaceutical spending, and we use an estimated allocation factor (based on historical payments) and total revenues by country against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

•	Provisions for pharmaceutical chargebacks (primarily reimbursements to wholesalers for honoring contracted prices to third parties) closely approximate actual as we settle these deductions generally within two to five weeks of incurring the liability.

•	Provisions for pharmaceutical returns are based on a calculation for each market that incorporates the following, as appropriate: local returns policies and practices; returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

•	We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs.

Our accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and chargebacks were $3.3 billion as of December 31, 2011, and $3.0 billion as of December 31, 2010, and substantially all are included in Other current liabilities.

Amounts recorded for sales deductions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Taxes collected from customers relating to product sales and remitted to governmental authorities are presented on a net basis; that is, they are excluded from Revenues.

Collaborative Arrangements—Payments to and from our collaboration partners are presented in our consolidated statements of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our partners as alliance revenues, a component of Revenues, when our co-promotion partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded when our co-promotion partners ship the product and title passes to their customers. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our partner, we record revenues when our partner sells the product and title passes to its customer. All royalty payments to collaboration partners are recorded as part of Cost of sales.

Cost of Sales and Inventories

H. Cost of Sales and Inventories

We carry inventories at the lower of cost or market. The cost of finished goods, work in process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and reserves are established when necessary.

Selling, Informational and Administrative Expenses

I. Selling, Informational and Administrative Expenses

Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, shipping and handling, information technology and legal defense.

Advertising expenses relating to production costs are expensed as incurred, and the costs of radio time, television time and space in publications are expensed when the related advertising occurs. Advertising expenses totaled approximately $3.9 billion in 2011, $4.0 billion in 2010 and $2.9 billion in 2009.

Research and Development Expenses

J. Research and Development Expenses

Research and development (R&D) costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval in a major market, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval in a major market, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the assets are determined to have an indefinite life, we amortize them on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

K. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•	Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at our cost. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Intangible assets associated with IPR&D projects are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•	Property, plant and equipment, less accumulated depreciation—These assets are recorded at our cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments. Specifically:

•	For finite-lived intangible assets, such as Developed Technology Rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•	For indefinite-lived intangible assets, such as Brands and IPR&D assets, annually and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•	For goodwill, annually and whenever impairment indicators are present, we determine the fair value of each reporting unit and compare the fair value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss for the excess, if any, of the book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Restructuring Charges and Certain Acquisition-Related Costs

L. Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with our cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges and certain costs associated with acquiring and integrating an acquired business. (If the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate). Termination costs are a significant component of our restructuring charges and are generally recorded when the actions are probable and estimable. Transaction costs, such as banking, legal, accounting and other costs incurred in connection with an acquisition are expensed as incurred.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Cash Equivalents and Statement of Cash Flows

M. Cash Equivalents and Statement of Cash Flows

Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.

Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

Investments, Loans and Derivative Financial Instruments

N. Investments, Loans and Derivative Financial Instruments

Many, but not all, of our financial instruments are carried at fair value. For example, substantially all of our cash equivalents, short-term investments and long-term investments are classified as available-for-sale securities and are carried at fair value, with changes in unrealized gains and losses, net of tax, reported in Other comprehensive/(loss) (see Note 6. Other Comprehensive Income/(Loss)). Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 7A. Financial Instruments: Selected Financial Assets and Liabilities), with changes in fair value reported in current earnings or deferred for qualifying hedging relationships. Virtually all of our valuation measurements for investments, loans and derivative financial instruments are based on the use of quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active or are directly or indirectly observable.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

Investments where we have significant influence over the financial and operating policies of the investee are accounted for under the equity method. Under the equity method, we record our share of the investee’s income and expenses in our income statements. The excess of the cost of the investment over our share in the equity of the investee on acquisition date is allocated to the identifiable assets of the investee, with any remainder allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded, and a new cost basis in the investment is established. For loans, an impairment charge is recorded if it is probable that we will not be able to collect all amounts due according to the loan agreement.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Deferred Tax Assets and Liabilities and Income Tax Contingencies

O. Deferred Tax Assets and Liabilities and Income Tax Contingencies

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information. Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more likely than not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the “more-likely-than-not” standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Pension and Postretirement Benefit Plans

P. Pension and Postretirement Benefit Plans

The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both qualified and supplemental (non-qualified) defined benefit plans, as well as other postretirement benefit plans, consisting primarily of healthcare and life insurance for retirees. Beginning on January 1, 2011, for employees hired in the U.S. and Puerto Rico after December 31, 2010, we no longer offer a defined benefit plan and, instead, offer an enhanced benefit under our defined contribution plan. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations generally are measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing the healthcare and life insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, informational and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for pension and postretirement benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Legal and Environmental Contingencies

Q. Legal and Environmental Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business, such as patent litigation, product liability and other product-related litigation, commercial litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Share-Based Payments

R. Share-Based Payments

Our compensation programs can include share-based payments. All grants under share-based payment programs are accounted for at fair value and these fair values generally are amortized on a straight-line basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses, and Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C. Significant Accounting Policies: Estimates and Assumptions.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Discontinued Operations-Net of Tax Related to Capsugel Business

The components of Discontinued operations—net of tax, substantially all of which relate to our Capsugel business, follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Revenues	$ 507	$ 752	$ 740

Pre-tax (loss)/income from discontinued operations	$ 31	$ 140	$ 148
Provision for taxes on income(a), (c)	23	52	51

Income from discontinued operations—net of tax	8	88	97

Pre-tax gain/(loss) on sale of discontinued operations	1,688	(11)	15
Provision/(benefit) for taxes on income(b), (d)	384	—	(2)

Gain/(loss) on sale of discontinued operations—net of tax	1,304	(11)	17

Discontinued operations—net of tax	$1,312	$ 77	$ 114

(a)	Deferred tax amounts are not significant for 2011.
(b)	Includes a deferred tax expense of $190 million for 2011.
(c)	Includes deferred tax expense of $16 million and $8 million, respectively for 2010 and 2009.
(d)	Deferred tax amounts are not significant for 2010 and 2009.

Schedule of Assets of Discontinued Operations and Other Assets Held for Sale and Liabilities of Discontinued Operations Related to Capsugel Business
The components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, most of which relate to our Capsugel business, follow:

(MILLIONS OF DOLLARS)	YEAR ENDED DECEMBER 31, 2010

Accounts receivable	$ 186
Inventories	130
Taxes and other current assets	47
Property, plant and equipment	1,009
Goodwill	19
Identifiable intangible assets	3
Taxes and other noncurrent assets	45

Assets of discontinued operations and other assets held for sale	$1,439

Current liabilities	$ 124
Other liabilities	27

Liabilities of discontinued operations	$ 151

Schedule of Amounts and Classifications in Consolidated Statement of Income of Payments Between Pfizer and Collaboration Partners

The amounts and classification of payments (income/(expense)) between us and our collaboration partners follow:
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Revenues—Revenues(a)	$1,029	$ 710	$ 676
Revenues—Alliance revenues(b)	3,630	4,084	2,925
Total revenues from collaborative arrangements	4,659	4,794	3,601
Cost of sales(c)	(420)	(124)	(175)
Selling, informational and administrative expenses(d)	(237)	(131)	10
Research and development expenses(e)	(299)	(316)	(361)
Other deductions—net	34	37	37

(a)	Represents sales to our partners of products manufactured by us.
(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.
(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.
(d)	Represents net reimbursements from our partners/(to our partners) for selling, informational and administrative expenses incurred.
(e)

Primarily related to net reimbursements, as well as upfront payments and milestone payments earned by our partners. The upfront and milestone payments were as follows: $210 million in 2011, $147 million in 2010 and $150 million in 2009.

Wyeth [Member]
Schedule of Consideration Transferred to Acquire Wyeth

The consideration transferred to acquire Wyeth follows:
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	CONVERSION CALCULATION	FAIR VALUE	FORM OF CONSIDERATION
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by Pfizer’s stock price as of the acquisition date multiplied by the exchange ratio of 0.985 ($17.66(a) x 0.985)	$17.40	$23,303	Pfizer common stock(a), (b)

Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by cash consideration per common share outstanding	$33.00	44,208	Cash

Wyeth stock options canceled for a cash payment(c)		405	Cash
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment		320	Cash

Total fair value of consideration transferred		$68,236

(a)	The fair value of Pfizer’s common stock used in the conversion calculation represents the closing market price of Pfizer’s common stock on the acquisition date.
(b)

Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.

(c)

Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.

Schedule of Recognized Identifiable Assets Acquired and Liabilities Assumed as Part of Business Combination
The assets acquired and liabilities assumed from Wyeth follow:
(MILLIONS OF DOLLARS)	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)
Working capital, excluding inventories(a)	$ 16,366
Inventories	7,971
Property, plant and equipment	9,838
Identifiable intangible assets, excluding in-process research and development	36,062
In-process research and development	13,822
Other noncurrent assets	2,394
Long-term debt	(11,187)
Benefit obligations	(3,175)
Net tax accounts(b)	(23,738)
Other noncurrent liabilities	(1,908)
Total identifiable net assets	46,445
Goodwill(c)	22,117
Net assets acquired	68,562
Less: Amounts attributable to noncontrolling interests	(326)
Total consideration transferred	$ 68,236

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.
(b)

As of the acquisition date, included in Taxes and other current assets ($1.2 billion), Taxes and other noncurrent assets ($2.8 billion), Income taxes payable ($500 million), Other current liabilities ($11.1 billion), Noncurrent deferred tax liabilities ($14.0 billion) and Other taxes payable ($2.1 billion, including accrued interest of $300 million).

(c)

Goodwill recognized as of the acquisition date totaled $19.3 billion for our three biopharmaceutical operating segments and $2.8 billion for our Animal Health and Consumer Healthcare and our Nutrition operating segments. (Since the acquisition of Wyeth, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Schedule of Revenue and Earnings of Business Acquisition Included in Consolidated Statements of Income
The revenue and earnings of Wyeth included in Pfizer’s consolidated statements of income follow:
(MILLIONS OF DOLLARS)	WYETH’S OPERATIONS INCLUDED IN PFIZER’s 2009 RESULTS(a)
Revenues	$ 3,303
Loss from continuing operations attributable to Pfizer Inc. common shareholders(b)	(2,191)

(a)	The results of Wyeth are included from the acquisition date of October 15, 2009.
(b)

Includes purchase accounting adjustments related to the fair value adjustments for acquisition-date inventory that has been sold ($904 million pre-tax), amortization of identifiable intangible assets acquired from Wyeth ($512 million pre-tax), and restructuring charges and additional depreciation—asset restructuring ($2.1 billion pre-tax).

Schedule of Supplemental Pro Forma Information Related to the Acquisition
Supplemental pro forma information follows:
UNAUDITED PRO FORMA CONSOLIDATED RESULTS(a)
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	YEAR ENDED DECEMBER 31,2009
Revenues	$67,859
Income from continuing operations attributable to Pfizer Inc. common shareholders	11,436
Diluted earnings per common share attributable to Pfizer Inc. common shareholders	1.41

(a)	The pro forma information assumes that the acquisition of Wyeth had occurred on January 1, 2009 for the year ended December 31, 2009.

King [Member]
Schedule of Recognized Identifiable Assets Acquired and Liabilities Assumed as Part of Business Combination
The assets acquired and liabilities assumed from King follow:
(MILLIONS OF DOLLARS)	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)(a)
Working capital, excluding inventories	$ 155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(b)	765
Net assets acquired/total consideration transferred	$ 3,555

(a)

Measurement period adjustments were not significant and did not have a significant impact on our earnings, balance sheets or cash flows in any interim period in 2011 and, therefore, we did not retrospectively adjust our interim financial statements.

(b)

Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health and Consumer Healthcare operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Schedule of Supplemental Pro Forma Information Related to the Acquisition
Supplemental pro forma information follows:
	UNAUDITED PRO FORMA CONSOLIDATED RESULTS(a)
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011	2010
Revenues	$67,534	$68,432
Net income attributable to Pfizer Inc. common shareholders	10,228	8,013
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30	0.99

(a)	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Costs in Connection with Cost-Reduction and Productivity Initiatives and Acquisition Activity

The components of costs incurred in connection with our acquisitions and our cost-reduction/productivity initiatives follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Transaction costs(a)	$30	$22	$768
Integration costs(b)	730	1,004	569
Restructuring charges(c)
Employee termination costs	1,791	1,114	2,564
Asset impairments	256	870	159
Other	127	191	270
Restructuring charges and certain acquisition-related costs	2,934	3,201	4,330
Additional depreciation—asset restructuring, recorded in our consolidated statements of income as follows(d):
Cost of Sales	557	527	133
Selling, informational and administrative expenses	75	227	53
Research and development expenses	607	34	55
Total additional depreciation—asset restructuring	1,239	788	241
Implementation costs, recorded in our consolidated statements of income as follows(e)
Cost of sales	250	—	46
Selling, informational and administrative expenses	25	—	159
Research and development expenses	72	—	36
Other deductions—net	—	—	9
Total implementation costs	347	—	250
Total costs associated with cost-reduction and productivity initiatives and acquisition activity	$4,520	$3,989	$4,821

(a)

Transaction costs represent external costs directly related to acquired businesses and primarily include expenditures for banking, legal, accounting and other similar services. Substantially all of the costs incurred in 2009 were fees related to a $22.5 billion bridge term loan credit agreement entered into with certain financial institutions on March 12, 2009 to partially fund our acquisition of Wyeth. The bridge term loan credit agreement was terminated in June 2009 as a result of our issuance of approximately $24.0 billion of senior unsecured notes in the first half of 2009.

(b)

Integration costs represent external, incremental costs directly related to integrating acquired businesses, and primarily include expenditures for consulting and the integration of systems and processes.

(c)

From the beginning of our cost-reduction and productivity initiatives in 2005 through December 31, 2011, Employee termination costs represent the expected reduction of the workforce by approximately 57,400 employees, mainly in manufacturing and sales and research, of which approximately 42,800 employees have been terminated as of December 31, 2011. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination. Asset impairments primarily include charges to write down property, plant and equipment to fair value. Other primarily includes costs to exit certain assets and activities.

The restructuring charges in 2011 are associated with the following:

•

Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health and Consumer Healthcare operating segment ($51 million), Nutrition operating segment ($4 million), research and development operations ($489 million), manufacturing operations ($280 million) and Corporate ($427 million).

The restructuring charges in 2010 are associated with the following:

•

Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health and Consumer Healthcare operating segment ($46 million), Nutrition operating segment ($4 million), research and development operations ($292 million), manufacturing operations ($1.1 billion) and Corporate ($455 million).

The restructuring charges in 2009 are associated with the following:

•

Our three biopharmaceutical operating segments ($1.3 billion), Animal Health and Consumer Healthcare operating segment ($250 million), Nutrition operating segment ($4 million income), research and development operations ($339 million), manufacturing operations ($292 million) and Corporate ($781 million).

(d)	Additional depreciation—asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.
(e)	Implementation costs generally represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction and productivity initiatives.

Schedule of Restructuring Charges
The components of restructuring charges follow:
	COSTS INCURRED	ACTIVITY THROUGH DECEMBER 31,	ACCRUAL AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2005-2011	2011(a)	2011(b)
Employee termination costs	$10,602	$ 8,167	$2,434
Asset impairments	2,564	2,564	—
Other	1,022	931	92
Total	$14,188	$11,662	$2,526

(a)	Includes adjustments for foreign currency translation.
(b)	Included in Other current liabilities ($1.6 billion) and Other noncurrent liabilities ($928 million).

Other Deductions-Net (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Other Deductions-Net

The components of Other deductions—net follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Interest income	$(458)	$(402)	$(747)
Interest expense	1,681	1,797	1,232
Net interest expense(a)	1,223	1,395	485
Royalty-related income	(570)	(579)	(243)
Net gains on asset disposals(b)	(1)	(262)	(188)
Certain legal matters, net(c)	790	1,737	234
Certain asset impairment charges(d)	863	2,175	417
Gain related to ViiV(e)	—	—	(482)
Other, net	174	(130)	62
Other deductions—net	$2,479	$4,336	$285

(a)

2011 vs. 2010 - Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the conversion of some fixed-rate liabilities to floating rate liabilities. 2010 vs. 2009 – Interest expense increased due to our issuance of $13.5 billion of senior unsecured notes on March 24, 2009 and approximately $10.5 billion of senior unsecured notes on June 3, 2009, primarily related to the acquisition of Wyeth, as well as the addition of legacy Wyeth debt. Interest income decreased due to lower interest rates, coupled with lower average cash balances. Capitalized interest expense totaled $50 million in 2011, $36 million in 2010 and $34 million in 2009.

(b)

In 2010 and 2009, represents gains on sales of certain investments and businesses. Net gains primarily include realized gains and losses on sales of available-for-sale securities: in 2011, 2010 and 2009, gross realized gains were $79 million, $153 million and $186 million, respectively. Gross realized losses were $73 million in 2011, $12 million in 2010 and $43 million in 2009. Proceeds, primarily from the sale of available-for-sale securities, were $10.2 billion in 2011, $5.3 billion in 2010 and $27.0 billion in 2009.

(c)

In 2011, primarily relates to charges for hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.

(d)

The majority of the asset impairment charges for 2011 and 2010 are related to intangible assets, including in-process research and development (IPR&D) assets, which were acquired as part of our acquisition of Wyeth.

In 2011, the impairment charges of $863 million include (i) approximately $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) approximately $195 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) approximately $185 million of Developed Technology Rights comprising the impairments of five assets. These impairment charges reflect, among other things, the impact of new scientific findings and the increased competitive environment. The impairment charges are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million); Animal Health ($17 million); and other ($12 million).

In 2010, the impairment charges of $2.2 billion include (i) approximately $950 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) approximately $700 million of indefinite-lived Brands, related to Third Age, infant formulas for the first 12-36 months of age, and Robitussin, a cough suppressant; and (iii) approximately $550 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Nutrition ($385 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); Worldwide Research and Development ($54 million); and other ($13 million).

In 2009, the impairment charge of $417 million primarily relates to certain materials used in our research and development activities that were no longer considered recoverable.

(e)

Represents a gain related to ViiV, an equity method investment, which is focused solely on research, development and commercialization of HIV medicines (see Note 2F. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments).

Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Income from Continuing Operations Before Provision for Taxes on Income

The components of Income from continuing operations before provision for taxes on income follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
United States	$(2,254)	$(2,513)	$(3,694)
International	15,016	11,795	14,368
Income from continuing operations before provision for taxes on income(a), (b)	$12,762	$9,282	$10,674

(a)

2011 vs. 2010 – The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.

(b)

2010 vs. 2009 – The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.

Schedule of Provision for Taxes on Income
The components of Provision for taxes on income based on the location of the taxing authorities, follow:
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
United States:
Current income taxes:
Federal	$1,349	$(2,763)	$10,151
State and local	208	(315)	68
Deferred income taxes:
Federal	349	2,010	(10,005)
State and local	(242)	(6)	(93)
Total U.S. tax provision/(benefit)(a), (b), (c)	1,664	(1,074)	121
International:
Current income taxes	2,202	2,212	1,516
Deferred income taxes	157	(67)	508
Total international tax provision	2,359	2,145	2,024
Provision for taxes on income(d)	$4,023	$1,071	$2,145

(a)

In 2011, the Federal deferred income tax expense includes approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes.)

(b)

In 2010, the Federal current income tax benefit is primarily due to the tax benefit recorded in connection with our $1.4 billion settlement with the U.S. Internal Revenue Service and the reversal of $600 million of accruals related to interest on these unrecognized tax benefits. (See below). The Federal deferred income tax expense includes approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes).

(c)

In 2009, virtually all of the Federal current income tax expense was due to increased tax costs associated with certain business decisions executed to finance the Wyeth acquisition, including the decision to repatriate certain funds earned outside of the U.S. In addition, virtually all of the Federal deferred income tax benefit was due to a reduction of deferred tax liabilities recorded in connection with our acquisition of Wyeth. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(d)

In 2011, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of King are excluded. In 2010 and 2009, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of Wyeth are excluded. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.)

Reconciliation of the U.S. Statutory Income Tax Rate to the Effective Tax Rate for Income from Continuing Operations

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:

	0000000000000	0000000000000	0000000000000

	YEAR ENDED DECEMBER 31,
	2011	2010	2009

U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations (a)	(3.3)	2.2	(9.4)
Resolution of certain tax positions(b)	(2.7)	(26.4)	—
Sales of biopharmaceutical companies(c)	0.2	—	(5.1)
U.S. Healthcare Legislation(c)	0.7	2.8	—
U.S. research tax credit and manufacturing deduction	(0.9)	(2.3)	(1.3)
Legal settlements(c)	—	0.4	(1.6)
Acquired IPR&D(d)	—	0.5	0.2
Wyeth acquisition-related costs(c)	—	0.5	2.4
All other—net	2.5	(1.2)	(0.1)

Effective tax rate for income from continuing operations	31.5%	11.5%	20.1%

(a)

For taxation of non-U.S. operations, this rate impact reflects the fact that we operate manufacturing subsidiaries in Puerto Rico, Ireland, and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing operations. The rate impact also reflects the jurisdictional location of earnings, the costs of certain repatriation decisions and uncertain tax positions.

(b)	For a discussion about the resolution of certain tax positions, see Note 5D. Taxes on Income: Tax Contingencies.
(c)

For a discussion about the sales of the biopharmaceutical companies, the impact of U.S. Healthcare Legislation, legal settlements and Wyeth acquisition related costs, see Note 5A. Taxes on Income: Taxes on Income.

(d)	The charges for acquired IPR&D are primarily not deductible for tax purposes.

Schedule of Deferred Tax Assets and Liabilities Before Jurisdictional Netting

The components of our deferred tax assets and liabilities, shown before jurisdictional netting follow:

	2011 DEFERRED TAX		2010 DEFERRED TAX
(MILLIONS OF DOLLARS)	ASSETS	(LIABILITIES)	ASSETS	(LIABILITIES)

Prepaid/deferred items	$1,611	$ (211)	$1,321	$ (112)
Inventories	324	(52)	132	(59)
Intangibles	1,713	(16,014)	1,165	(17,104)
Property, plant and equipment	226	(1,326)	420	(2,146)
Employee benefits	4,285	(524)	4,479	(56)
Restructurings and other charges	554	(95)	1,359	(70)
Legal and product liability reserves	1,812	—	1,411	—
Net operating loss/credit carryforwards	4,414	—	4,575	—
Unremitted earnings	—	(11,699)	—	(9,524)
State and local tax adjustments	476	—	452	—
All other	1,197	(125)	601	(554)

Subtotal	16,612	(30,046)	15,915	(29,625)
Valuation allowance	(1,201)	—	(894)	—

Total deferred taxes	$15,411	$(30,046)	$15,021	$(29,625)

Net deferred tax liability(a),(b)		$(14,635)		$(14,604)

(a)

2011 vs. 2010 – The net deferred tax liability position in 2011 was about the same as 2010 and reflects an increase in noncurrent deferred tax liabilities related to intangibles established in connection with our acquisition of King and an increase in noncurrent deferred tax liabilities on unremitted earnings, partially offset by the reduction in noncurrent deferred tax liabilities related to the amortization of identifiable intangibles, and an increase in current deferred tax assets established as a result of litigation charges related to hormone therapy.

(b)

In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($291 million) and Noncurrent deferred tax liabilities ($19.6 billion). In 2010, included in Taxes and other current assets ($3.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($108 million) and Noncurrent deferred tax liabilities ($18.6 billion).

Reconciliation of the Beginning and Ending Amounts of Gross Unrecognized Tax Benefits

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2011	2010	2009

Balance, January 1	$(6,759)	$(7,657)	$(5,372)
Acquisitions(a)	(72)	(49)	(1,785)
Increases based on tax positions taken during a prior period(b)	(502)	(513)	(79)
Decreases based on tax positions taken during a prior period(b), (c)	271	2,384	38
Decreases based on cash payments for a prior period	575	280	—
Increases based on tax positions taken during the current period(b)	(855)	(1,396)	(941)
Decreases based on tax positions taken during the current period	—	—	712
Impact of foreign exchange	(89)	104	(284)
Other, net(d)	122	88	54

Balance, December 31(e)	$(7,309)	$(6,759)	$(7,657)

(a)	The amount in 2011 primarily relates to the acquisition of King and the amounts in 2010 and 2009 primarily relate to the acquisition of Wyeth.
(b)	Primarily included in Provision for taxes on income.
(c)	In 2011, 2010, and 2009, the decreases are primarily a result of effectively settling certain issues with the U.S. and foreign tax authorities. See discussions below.
(d)	Primarily includes decreases as a result of a lapse of applicable statutes of limitations.
(e)

In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion). In 2010, included in Income taxes payable ($421 million), Taxes and other current assets ($279 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($369 million) and Other taxes payable ($5.5 billion).

Other Comprehensive Income/(Loss) (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Components and Changes in Accumulated Other Comprehensive Income/(Loss)

The components and changes in Accumulated other comprehensive income/(loss) follow:

	NET UNREALIZED GAINS/(LOSSES)			BENEFIT PLANS
(MILLIONS OF DOLLARS)	CURRENCY TRANSLATION ADJUSTMENT AND OTHER	DERIVATIVE FINANCIAL INSTRUMENTS	AVAILABLE FOR-SALE SECURITIES	ACTUARIAL GAINS/ (LOSSES)	PRIOR SERVICE (COSTS)/ CREDITS AND OTHER	ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)

Balance, January 1, 2009	$(1,389)	$ 28	$ (86)	$(3,132)	$ 10	$(4,569)

Other comprehensive income/(loss)—Pfizer Inc.(a):
Foreign currency translation adjustments	4,978	—	—	—	—	4,978
Unrealized holding gains	—	291	576	—	—	867
Reclassification adjustments to income(b)	5	(299)	(143)	—	—	(437)
Actuarial gains/(losses) and other benefit plan items	—	—	—	(701)	154	(547)
Amortization of actuarial losses and other benefit plan items	—	—	—	291	(6)	285
Curtailments and settlements—net	—	—	—	390	(5)	385
Other	2	—	—	(196)	(3)	(197)
Income taxes	(46)	(14)	(78)	(19)	(56)	(213)
						5,121

Balance, December 31, 2009	3,550	6	269	(3,367)	94	552

Other comprehensive income/(loss)—Pfizer Inc.(a):
Foreign currency translation adjustments	(3,544)	—	—	—	—	(3,544)
Unrealized holding gains/(losses)	—	(1,043)	7	—	—	(1,036)
Reclassification adjustments to income(b)	(7)	702	(141)	—	—	554
Actuarial gains/(losses) and other benefit plan items	—	—	—	(1,426)	550	(876)
Amortization of actuarial losses and other benefit plan items	—	—	—	262	(42)	220
Curtailments and settlements—net	—	—	—	266	(49)	217
Other	5	—	—	88	5	98
Income taxes	165	127	22	230	(169)	375
						(3,992)

Balance, December 31, 2010	169	(208)	157	(3,947)	389	(3,440)

Other comprehensive income/(loss)––Pfizer Inc.(a):
Foreign currency translation adjustments	837	—	—	—	—	837
Unrealized holding losses	—	(502)	(143)	—	—	(645)
Reclassification adjustments to income(b)	(127)	239	15	—	—	127
Actuarial gains/(losses) and other benefit plan items	—	—	—	(2,459)	106	(2,353)
Amortization of actuarial losses and other benefit plan items	—	—	—	284	(69)	215
Curtailments and settlements—net	—	—	—	355	(91)	264
Other	4	—	—	(100)	3	(93)
Income taxes	61	110	17	747	24	959
						(689)

Balance, December 31, 2011	$ 944	$ (361)	$ 46	$(5,120)	$ 362	$(4,129)

(a)	Amounts do not include adjustments attributable to noncontrolling interests of $45 million loss in 2011, $5 million income in 2010 and $6 million income in 2009.
(b)	The currency translation adjustments reclassified to income resulted from the sale of legal entities.

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Information about Certain Financial Assets and Liabilities

Information about certain of our financial assets and liabilities follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010

Selected financial assets measured at fair value on a recurring basis(a):
Trading securities(b)	$ 154	$ 173
Available-for-sale debt securities(c)	29,179	32,699
Available-for-sale money market funds(d)	1,370	1,217
Available-for-sale equity securities, excluding money market funds(c)	317	230
Derivative financial instruments in receivable positions(e):
Interest rate swaps	1,033	603
Foreign currency forward-exchange contracts	349	494
Foreign currency swaps	17	128

Total	32,419	35,544

Other selected financial assets(f):
Held-to-maturity debt securities, carried at amortized cost(c)	1,155	1,178
Private equity securities, carried as equity method or at cost(g)	1,020	1,134
Short-term loans, carried at cost(h)	51	467
Long-term loans, carried at cost(h)	381	299

Total	2,607	3,078

Total selected financial assets	$35,026	$38,622

Financial liabilities measured at fair value on a recurring basis(a):
Derivative financial instruments in a liability position(i):
Foreign currency swaps	$ 1,396	$ 623
Foreign currency forward-exchange contracts	355	257
Interest rate swaps	14	4

Total	1,765	884

Other financial liabilities(j):
Short-term borrowings, carried at historical proceeds, as adjusted(f), (k)	4,018	5,603
Long-term debt, carried at historical proceeds, as adjusted(l), (m)	34,931	38,410

Total	38,949	44,013

Total selected financial liabilities	$40,714	$44,897

(a)

Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value). All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except that included in available-for-sale equity securities, excluding money market funds, are $85 million as of December 31, 2011 and $105 million as of December 31, 2010 of investments that use Level 1 inputs in the calculation of fair value, and $25 million as of December 31, 2011 that use Level 3 inputs.

(b)	Trading securities are held in trust for legacy business acquisition severance benefits.
(c)	Gross unrealized gains and losses are not significant.
(d)

Includes approximately $625 million as of December 31, 2011 and December 31, 2010 of money market funds held in escrow to secure certain of Wyeth’s payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin.

(e)

Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $169 million and interest rate swaps with fair values of $8 million at December 31, 2011; and foreign currency forward-exchange contracts with fair values of $326 million and foreign currency swaps with fair values of $17 million at December 31, 2010.

(f)

The differences between the estimated fair values and carrying values of these financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2011 or December 31, 2010.

(g)	Our private equity securities represent investments in the life sciences sector.
(h)	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor’s (S&P) ratings that are virtually all AA or better).
(i)

Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $123 million at December 31, 2011; and foreign currency forward-exchange contracts with fair values of $186 million and foreign currency swaps with fair values of $93 million at December 31, 2010.

(j)	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
(k)	Includes foreign currency borrowings with fair values of $2 billion at December 31, 2010, which are used as hedging instruments.
(l)	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
(m)	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.

Selected Financial Assets and Liabilities Presented in the Condensed Consolidated Balance Sheets

The selected financial assets and liabilities are presented in our consolidated balance sheets as follows:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010

Assets
Cash and cash equivalents	$ 900	$ 906
Short-term investments	23,219	26,277
Short-term loans	51	467
Long-term investments and loans	9,457	9,747
Taxes and other current assets(a)	357	515
Taxes and other noncurrent assets(b)	1,042	710

Total	$35,026	$38,622

Liabilities
Short-term borrowings, including current portion of long-term debt	$4,018	$ 5,603
Other current liabilities(c)	459	339
Long-term debt	34,931	38,410
Other noncurrent liabilities(d)	1,306	545

Total	$40,714	$44,897

(a)

As of December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million) and, as of December 31, 2010, include foreign currency forward-exchange contracts ($494 million) and foreign currency swaps ($21 million).

(b)

As of December 31, 2011, derivative instruments at fair value include interest rate swaps ($1.0 billion) and foreign currency swaps ($17 million) and, as of December 31, 2010, include interest rate swaps ($603 million) and foreign currency swaps ($107 million).

(c)

At December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million) and, at December 31, 2010, include foreign currency forward-exchange contracts ($257 million), foreign currency swaps ($79 million) and interest rate swaps ($3 million).

(d)

At December 31, 2011, derivative instruments at fair value include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million) and, at December 31, 2010, include foreign currency swaps ($544 million) and interest rate swaps ($1 million).

Contractual Maturities of Available-for-sale and Held-to-maturity Debt Securities

The contractual maturities of the available-for-sale and held-to-maturity debt securities follow:

	YEARS
(MILLIONS OF DOLLARS)	WITHIN 1	OVER 1 TO 5	OVER 5 TO 10	TOTAL AS OF DECEMBER 31, 2011

Available-for-sale debt securities:
Western European, Scandinavian and other government debt	$ 9,895	$1,177	$ ––	$11,072
Corporate debt(a)	3,921	2,321	284	6,526
U.S. Government debt	5,431	––	257	5,688
Supranational debt	1,872	433	––	2,305
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities	––	2,225	9	2,234
Western European and other government agency debt	1,101	253	––	1,354
Held-to-maturity debt securities:
Certificates of deposit and other	1,150	5	––	1,155

Total debt securities	$23,370	$6,414	$550	$30,334

(a)	Primarily issued by above-investment-grade institutions in the financial services sector.

Schedule of Long Term Debt

The components of our long-term debt follow:

		AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	MATURITY DATE	2011	2010

Senior unsecured notes:
6.20%(a)	March 2019	$ 3,248	$ 3,247
5.35%(a)	March 2015	3,069	3,000
7.20%(a)	March 2039	2,948	2,564
4.75% euro(b)	June 2016	2,583	2,665
5.75% euro(b)	June 2021	2,581	2,662
3.625% euro(b)	June 2013	2,392	2,466
6.50% U.K. pound(b)	June 2038	2,306	2,306
5.95%	April 2037	2,088	2,089
5.50%	February 2014	1,893	1,921
5.50%	March 2013	1,564	1,608
4.55% euro	May 2017	1,325	1,322
4.75% euro	December 2014	1,266	1,302
5.50%	February 2016	1,061	1,074
4.45%(c)	March 2012	––	3,543
Notes and other debt with a weighted-average interest rate of 5.28%(d)	2012–2018	2,302	2,342
Notes and other debt with a weighted-average interest rate of 6.51%(e)	2021–2036	3,440	3,464
Foreign currency notes and other foreign currency debt with a weighted- average interest rate of 2.48%(f)	2014-2016	865	835

Total long-term debt		$34,931	$38,410

Current portion not included above		$6	$ 3,502

(a)

Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.

(b)

Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus, in each case, accrued and unpaid interest.

(c)	At December 31, 2011, the note was called.
(d)	Contains debt issuances with a weighted-average maturity of approximately 5 years.
(e)	Contains debt issuances with a weighted-average maturity of approximately 18 years.
(f)	Contains debt issuances with a weighted-average maturity of approximately 4 years.

Schedule of Debt Maturities

Long-t	erm debt outstanding as of December 31, 2011 matures in the following years:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	AFTER 2016	TOTAL

Maturities	$3,964	$3,987	$3,074	$4,500	$19,406	$34,931

Schedule of Gains/(Losses) Incurred to Hedge or Offset Operational Foreign Exchange or Interest Rate Risk

Information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk follows:

	AMOUNT OF GAINS/(LOSSES) RECOGNIZED IN OID(a), (b), (c)		AMOUNT OF GAINS/(LOSSES) RECOGNIZED IN OCI (EFFECTIVE PORTION)(a), (d)		AMOUNT OF GAINS/(LOSSES) RECLASSIFIED FROM OCI INTO OID (EFFECTIVE PORTION)(a), (d)
(MILLIONS OF DOLLARS)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010

Derivative Financial Instruments in Cash Flow Hedge Relationships
Foreign currency swaps	$ ––	$ ––	$ (496)	$(1,054)	$(243)	$(704)
Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency swaps	7	(1)	(1,059)	(97)	––	––
Derivative Financial Instruments Not Designated as Hedges
Foreign currency forward-exchange contracts	(260)	(454)	––	––	––	––
Foreign currency swaps	106	20	––	––	––	––
Non-Derivative Financial Instruments in Net Investment Hedge Relationships
Foreign currency short-term borrowings	––	––	940	(241)	––	––
Foreign currency long-term debt	––	––	(41)	(91)	––	––
All other, net	15	1	(4)	(6)	4	2

Total	$(132)	$(434)	$ (660)	$(1,489)	$(239)	$(702)

(a)

OID Other (income)/deductions––net, included in the income statement account, Other deductions—net. OCI Other comprehensive income/(loss), included in the balance sheet account Accumulated other comprehensive loss.

(b)	Also includes gains and losses attributable to the hedged risk in fair value hedged relationships.
(c)	There was no significant ineffectiveness for any of the periods presented.
(d)

Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)–derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)––currency translation adjustment and other.

Inventories (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Components of Inventories

The components of inventories follow:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010

Finished goods	$2,765	$3,665
Work-in-process	4,119	3,727
Raw materials and supplies	885	883

Total inventories(a), (b)	$7,769	$8,275

(a)

The decrease in total inventories is primarily due to the inventory sold during 2011 that was acquired from Wyeth and had been recorded at fair value, partially offset by the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.

(b)	Certain amounts of inventories are in excess of one year’s supply. There are no recoverability issues associated with those amounts.

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Components of Property, Plant and Equipment

The components of property, plant and equipment follow:

		AS OF DECEMBER 31,
	USEFUL LIVES
(MILLIONS OF DOLLARS)	(YEARS)	2011	2010

Land	—	$ 747	$ 791
Buildings	33 1/3 - 50	12,804	13,200
Machinery and equipment	8 - 20	11,541	11,744

Furniture, fixtures and other	3 - 12½	4,291	4,643
Construction in progress	—	1,139	999

		30,522	31,377
Less: Accumulated depreciation		13,584	12,732

Total property, plant and equipment(a)		$16,938	$18,645

(a)

The decrease in total property, plant and equipment is primarily due to depreciation, disposals and impairments, partially offset by capital additions, the impact of foreign exchange and the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Goodwill

The components and changes in the carrying amount of goodwill follow:

(MILLIONS OF DOLLARS)	PRIMARY CARE	SPECIALTY CARE AND ONCOLOGY	ESTABLISHED PRODUCTS AND EMERGING MARKETS	ANIMAL HEALTH AND CONSUMER HEALTHCARE	NUTRITION	OTHER(a)	TOTAL

Balance, January 1, 2010(b)	$3,272	$ 9,010	$ 9,883	$ 154	$ —	$ 20,038	$42,357
Additions(c)	11	29	32	19	—	2,163	2,254
Other(d)	(71)	(195)	(214)	(14)	—	(189)	(683)
Allocation of other goodwill	2,838	7,815	8,573	2,290	496	(22,012)	—

Balance, December 31, 2010(b)	6,050	16,659	18,274	2,449	496	—	43,928
Additions(e)	129	300	321	55	—	—	805
Other(d)	50	138	151	(7)	2	—	334

Balance, December 31, 2011	$6,229	$17,097	$18,746	$2,497	$498	$ —	$45,067

(a)

The Other goodwill related to our acquisition of Wyeth and was unallocated and subject to change until we completed the recording of the assets acquired and liabilities assumed (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(b)

Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.

(c)

Primarily reflects the impact of measurement period adjustments related to Wyeth (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

(d)	Primarily reflects the impact of foreign exchange.
(e)	Primarily reflects the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).

Schedule of Finite Lived And Indefinite Lived Intangible Assets

The components of identifiable intangible assets follow:

	AS OF DECEMBER 31,
	2011			2010
(MILLIONS OF DOLLARS)	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION	GROSS CARRYING AMOUNT	ACCUMULATED AMORTIZATION	IDENTIFIABLE INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION
Finite-lived intangible assets:
Developed technology rights(a)	$73,088	$(32,013)	$41,075	$68,432	$(26,223)	$42,209
Brands	1,678	(687)	991	1,626	(607)	1,019
License agreements	425	(215)	210	637	(248)	389
Other	623	(362)	261	533	(324)	209
Total finite-lived intangible assets	75,814	(33,277)	42,537	71,228	(27,402)	43,826
Indefinite-lived intangible assets:
Brands	10,027	—	10,027	10,219	—	10,219
In-process research and development(a)	1,197	—	1,197	3,438	—	3,438
Trademarks	72	—	72	72	—	72
Total indefinite-lived intangible assets	11,296	—	11,296	13,729	—	13,729
Total identifiable intangible assets(b)	$87,110	$(33,277)	$53,833	$84,957	$(27,402)	$57,555

(a)

In the fourth quarter of 2011, Prevenar 13 Adult and Vyndaqel (tafamidis meglumine) received regulatory approval in a major market, and as a result, we reclassified these assets, with a combined book value of approximately $2.3 billion, from IPR&D to Developed Technology Rights and began to amortize the assets.

(b)

The decrease is primarily related to amortization and impairment charges (see Note 4. Other Deductions—Net), partially offset by assets acquired as part of the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.

Schedule of Annual Amortization Expense Expected	The annual amortization expense expected for the years 2012 through 2016 follows:

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	2016
Amortization expense	$5,350	$4,856	$4,150	$3,741	$3,494

Pension and Postretirement Benefit Plans and Defined Contribution Plans (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Net Periodic Benefit Costs of Pension and Post Retirement Benefit Plans

The annual cost and other amounts recognized in other comprehensive (income)/loss for our benefit plans follow:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED(c)			U.S. SUPPLEMENTAL (NON-QUALIFIED)(d)			INTERNATIONAL(e)			POSTRETIREMENT PLANS(f)
(MILLIONS OF DOLLARS)	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009
Service cost(a)	$ 351	$347	$ 252	$ 36	$ 28	$ 24	$251	$230	$ 188	$ 68	$ 79	$ 39
Interest cost(a)	734	740	526	72	77	53	453	427	342	195	211	145
Expected return on plan assets(a)	(871)	(782)	(527)	—	—	—	(448)	(434)	(375)	(35)	(31)	(26)
Amortization of:
Actuarial losses	145	151	212	36	29	31	86	67	30	17	15	18
Prior service (credits)/costs	(8)	2	2	(3)	(2)	(2)	(5)	(4)	(3)	(53)	(38)	(3)
Curtailments and settlements—net	95	(52)	110	23	1	(2)	3	(3)	3	(68)	(23)	(3)
Special termination benefits	23	73	61	26	180	137	4	6	8	3	19	24
Net periodic benefit costs	469	479	636	190	313	241	344	289	193	127	232	194
Other changes recognized in other comprehensive (income)/loss(b)	1,879	260	(783)	36	117	(23)	(365)	152	1,004	421	(183)	(122)
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	$2,348	$739	$(147)	$226	$430	$218	$(21)	$441	$1,197	$ 548	$ 49	$ 72

(a)

The acquisition of Wyeth during fourth quarter 2009 contributed to the increase in certain components of net periodic benefit costs, such as service cost and interest cost, which was largely offset by higher expected returns on plan assets during 2010 from the inclusion of Wyeth plan assets. Further declines in interest rates during 2011 resulted in service costs continuing to increase on an overall basis. The decrease in 2011 postretirement plans’ service and interest costs is largely driven by the harmonization of the Wyeth plans.

(b)	For details, see Note 6. Other Comprehensive Income/(Loss).
(c)

2011 vs. 2010 – The decrease in the U.S. qualified pension plans’ net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts. 2010 vs. 2009 – The decrease in the U.S. qualified pension plans’ net periodic benefit costs was largely driven by curtailment gains and lower settlement charges associated with Wyeth-related restructuring initiatives.

(d)

2011 vs. 2010 – The decrease in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives. 2010 vs. 2009 – The increase in the U.S. supplemental (non-qualified) plans’ net periodic benefit costs was primarily driven by special termination benefits recognized for certain executives as part of ongoing Wyeth-related restructuring initiatives.

(e)

2011 vs. 2010 and 2010 vs. 2009 – The increase in the international plans’ net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.

(f)

2011 vs. 2010 – The decrease in the postretirement plans’ net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010. 2010 vs. 2009 – The increase postretirement plans’ net periodic benefit costs was due to the Wyeth acquisition, offset partially by the postretirement harmonization program.

Schedule of Amounts in Accumulated Other Comprehensive Income/(Loss) Expected to be Amortized into 2012 Net Periodic Benefit Costs

The amounts in Accumulated other comprehensive income/(loss) expected to be amortized into 2012 net periodic benefit costs follow:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POSTRETIREMENT PLANS
Actuarial losses	$(320)	$(44)	$(69)	$(33)
Prior service credits and other	15	3	7	50
Total	$(305)	$(41)	$(62)	$17

Schedule of Weighted-Average Actuarial Assumptions

The weighted-average actuarial assumptions of our benefit plans follow:

(PERCENTAGES)	2011	2010	2009
Weighted-average assumptions used to determine benefit obligations:
Discount rate:
U.S. qualified pension plans	5.1%	5.9%	6.3%
U.S. non-qualified pension plans	5.0	5.8	6.2
International pension plans	4.7	4.8	5.1
Postretirement plans	4.8	5.6	6.0
Rate of compensation increase:
U.S. qualified pension plans	3.5	4.0	4.0
U.S. non-qualified pension plans	3.5	4.0	4.0
International pension plans	3.3	3.5	3.6
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate:
U.S. qualified pension plans	5.9	6.3	6.4
U.S. non-qualified pension plans	5.8	6.2	6.4
International pension plans	4.8	5.1	5.6
Postretirement plans	5.6	6.0	6.4
Expected return on plan assets:
U.S. qualified pension plans	8.5	8.5	8.5
International pension plans	6.0	6.4	6.7
Postretirement plans	8.5	8.5	8.5
Rate of compensation increase:
U.S. qualified pension plans	4.0	4.0	4.3
U.S. non-qualified pension plans	4.0	4.0	4.3
International pension plans	3.5	3.6	3.2

Schedule of Healthcare Cost Trend Rate Assumptions for U.S. Postretirement Benefit Plans

The healthcare cost trend rate assumptions for our U.S. postretirement benefit plans follow:

	0000000000000	0000000000000
	2011	2010
Healthcare cost trend rate assumed for next year	7.8%	8.0%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2027	2027

Schedule of the Effect of a One-Percentage-Point Increase or Decrease in the Healthcare Cost Trend Rate Assumed for Postretirement Benefits

A one-percentage-point increase or decrease in the healthcare cost trend rate assumed for postretirement benefits would have the following effects as of December 31, 2011:

	0000000000	0000000000
(MILLIONS OF DOLLARS)	INCREASE	DECREASE
Effect on total service and interest cost components	$ 18	$ (17)
Effect on postretirement benefit obligation	304	(270)

Schedule of Analysis of the Changes in the Benefit Obligations, Plan assets and Accounting Funded Status of Pension and Postretirement Benefit Plans

An analysis of the changes in our benefit obligations, plan assets and funded status of our benefit plans follow:

	YEAR ENDED DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED(a)		U.S. SUPPLEMENTAL (NON-QUALIFIED)(b)		INTERNATIONAL(c)		POSTRETIREMENT PLANS(d)
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$13,035	$12,578	$ 1,401	$ 1,368	$ 9,132	$ 9,049	$ 3,582	$ 3,733
Service cost	351	347	36	28	251	230	68	79
Interest cost	734	740	72	77	453	427	195	211
Employee contributions	—	—	—	—	16	18	45	22
Plan amendments	(73)	(46)	(9)	(6)	4	(3)	(28)	(495)
Changes in actuarial assumptions and other	1,808	980	111	180	(536)	361	300	281
Foreign exchange impact	—	—	—	—	311	(504)	—	4
Acquisitions	56	1	—	(1)	2	10	14	—
Curtailments	(97)	(233)	(10)	(29)	(121)	(33)	17	1
Settlements	(476)	(905)	(128)	(235)	(64)	(53)	—	—
Special termination benefits	23	73	26	180	4	6	3	19
Benefits paid	(526)	(500)	(68)	(161)	(398)	(376)	(296)	(273)
Benefit obligation at end of year(e)	14,835	13,035	1,431	1,401	9,054	9,132	3,900	3,582
Change in plan assets:
Fair value of plan assets at beginning of year	10,596	9,977	—	—	6,699	6,516	414	370
Actual gain on plan assets	398	1,123	—	—	171	454	9	46
Company contributions	1,969	901	196	396	491	455	250	249
Employee contributions	—	—	—	—	16	18	45	22
Foreign exchange impact	—	—	—	—	203	(315)	—	—
Acquisitions	44	—	—	—	—	—	—	—
Settlements	(476)	(905)	(128)	(235)	(64)	(53)	—	—
Benefits paid	(526)	(500)	(68)	(161)	(398)	(376)	(296)	(273)
Fair value of plan assets at end of year(f)	12,005	10,596	—	—	7,118	6,699	422	414
Funded status—Plan assets less than the benefit obligation at end of year	$(2,830)	$(2,439)	$(1,431)	$(1,401)	$(1,936)	$(2,433)	$(3,478)	$(3,168)

(a)

The unfavorable change in our U.S. qualified plans’ projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.

(b)

The U.S. supplemental (non-qualified) pension plans are not generally funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, are paid from cash generated from operations.

(c)

The favorable change in our international plans’ projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.

(d)	The unfavorable change in our postretirement plans’ accumulated benefit obligations (ABO) funded status was largely driven by changes in actuarial assumptions.
(e)

For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation. The ABO for all of our U.S. qualified pension plans was $13.8 billion in 2011 and $12.0 billion in 2010. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.2 billion in both 2011 and 2010. The ABO for our international pension plans was $8.3 billion in 2011 and $8.1 billion in 2010.

(f)

The U.S. qualified pension plans loan securities to other companies. Such securities may be onward loaned, sold or pledged by the other companies, but they may be required to be returned in a short period of time. We also require cash collateral from these companies and a maintenance margin of 103% of the fair value of the collateral relative to the fair value of the loaned securities. As of December 31, 2011, the fair value of collateral received was $2 million and, as of December 31, 2010, the fair value of collateral received was $581 million. The securities loaned continue to be included in the table above in Fair value of plan assets, and the securities-lending program for the pension plans will be discontinued in 2012.

Schedule of Amounts Recognized in Consolidated Balance Sheet

The funded status is recognized in our consolidated balance sheets as follows:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010	2011	2010
Noncurrent assets(a)	$ —	$ —	$ —	$ —	$ 329	$ 118	$ —	$ —
Current liabilities(b)	—	—	(130)	(156)	(41)	(41)	(134)	(133)
Noncurrent liabilities(c)	(2,830)	(2,439)	(1,301)	(1,245)	(2,224)	(2,510)	(3,344)	(3,035)
Funded status	$ (2,830)	$(2,439)	$(1,431)	$(1,401)	$(1,936)	$(2,433)	$ (3,478)	$(3,168)

(a)	Included primarily in Taxes and other noncurrent assets.
(b)	Included in Other current liabilities.
(c)	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.

Schedule of Amounts Recognized in Accumulated Other Comprehensive Income/(Loss)

The components of amounts recognized in Accumulated other comprehensive income/(loss) follow:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. QUALIFIED		U.S. SUPPLEMENTAL (NON-QUALIFIED)		INTERNATIONAL		POSTRETIREMENT PLANS
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010	2011	2010
Actuarial losses(a)	$ (4,638)	$(2,699)	$ (566)	$ (525)	$ (2,020)	$(2,388)	$ (759)	$ (451)
Prior service (costs)/credits and other	123	63	26	21	(21)	(18)	468	581
Total	$ (4,515)	$(2,636)	$ (540)	$ (504)	$ (2,041)	$(2,406)	$ (291)	$ 130

(a)

The actuarial losses primarily represent the cumulative difference between the actuarial assumptions and actual return on plan assets, changes in discount rates and changes in other assumptions used in measuring the benefit obligations. These actuarial losses are recognized in Accumulated other comprehensive income/(loss) and are amortized into net periodic benefit costs over an average period of 9.9 years for our U.S. qualified plans, an average period of 9.7 years for our U.S. supplemental (non-qualified) plans, an average period of 14 years for our international plans and an average period of 11.1 years for our postretirement plans.

Schedule of Benefit Obligations in Excess of Fair Value of Plan Assets

Information related to the funded status of selected benefit plans follows:

	AS OF DECEMBER 31,
	PENSION PLANS
	U.S. SUPPLEMENTAL
	U.S. QUALIFIED		(NON-QUALIFIED)		INTERNATIONAL
(MILLIONS OF DOLLARS)	2011	2010	2011	2010	2011	2010
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$ 12,005	$10,596	$ —	$ —	$ 2,529	$ 2,228
Accumulated benefit obligation	13,799	11,953	1,225	1,177	4,446	4,069
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	12,005	10,596	—	—	2,686	5,731
Projected benefit obligation	14,835	13,035	1,431	1,401	4,951	8,283

Schedule of Components of Plan Assets

The components of plan assets follow:

		FAIR VALUE(a)				FAIR VALUE(a)
(MILLIONS OF DOLLARS)	AS OF DECEMBER 31, 2011	LEVEL 1	LEVEL 2	LEVEL 3	AS OF DECEMBER 31, 2010	LEVEL 1	LEVEL 2	LEVEL 3
U.S. qualified pension plans:
Cash and cash equivalents	$ 2,111	$ —	$2,111	$ —	$ 1,196	$ —	$ 1,196	$ —
Equity securities:
Global equity securities	2,522	2,509	12	1	2,766	2,765	—	1
Equity commingled funds	1,794	—	1,794	—	1,708	—	1,708	––
Debt securities:
Fixed income commingled funds	870	—	870	—	817	—	817	—
Government bonds	808	—	805	3	660	—	660	—
Corporate debt securities	1,971	—	1,966	5	2,085	—	2,083	2
Other investments:
Private equity funds	920	—	—	920	899	—	—	899
Insurance contracts	353		353	—	—	—	—	—
Other	656	—	—	656	465	—	—	465
Total	12,005	2,509	7,911	1,585	10,596	2,765	6,464	1,367
International pension plans:
Cash and cash equivalents	311	—	311	—	518	—	518	—
Equity securities:
Global equity securities	1,513	1,432	81	—	1,458	1,166	292	—
Equity commingled funds	2,047	—	2,047	—	1,881	––	1,881	—
Debt securities:
Fixed income commingled funds	786	—	786	—	804	—	804	—
Government bonds	1,015	—	1,015	—	932	—	932	—
Corporate debt securities	542	—	542	—	376	—	376	—
Other investments:
Private equity funds	55	—	4	51	21	—	4	17
Insurance contracts	433	—	67	366	435	—	69	366
Other	416	—	67	349	274	—	59	215
Total	7,118	1,432	4,920	766	6,699	1,166	4,935	598
U.S. postretirement plans(b):
Cash and cash equivalents	19	—	19	—	12	—	12	—
Equity securities:
Global equity securities	24	24	––	—	29	29	—	—
Equity commingled funds	17	—	17	—	18	—	18	—
Debt securities:
Fixed income commingled funds	8	—	8	—	9	—	9	—
Government bonds	8	—	8	—	7	—	7	—
Corporate debt securities	19	—	19	—	21	—	21	—
Other investments
Insurance contracts	312	—	312	—	306	—	306	—
Others	15	—	15	—	12	—	12	—
Total	$ 422	$ 24	$ 398	$ —	$ 414	$ 29	$ 385	$ —

(a)	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value).
(b)	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

Schedule of Changes in Significant Investments Valued Using Significant Unobservable Inputs

An analysis of changes in our more significant investments valued using significant unobservable inputs follows:

		ACTUAL RETURN ON PLAN ASSETS
(MILLIONS OF DOLLARS)	FAIR VALUE BEGINNING OF YEAR	ASSETS HELD, END OF YEAR	ASSETS SOLD DURING THE PERIOD	PURCHASES, SALES AND SETTLEMENTS, NET	TRANSFER INTO/(OUT OF) LEVEL 3	EXCHANGE RATE CHANGES	FAIR VALUE, END OF YEAR
2011
U.S. qualified pension plans:
Private equity funds	$ 899	$ (246)	$ 55	$ 212	$ —	$ —	$ 920
Other	465	24	(6)	173	—	—	656
International pension plans:
Insurance contracts	366	8	—	(12)	(15)	19	366
Other	215	(4)	—	120	12	6	349
2010
U.S. qualified pension plans:
Private equity funds	843	45	42	(31)	—	—	899
Other	454	21	—	(10)	—	—	465
International pension plans:
Insurance contracts	346	12	—	(10)	52	(34)	366
Other	127	(3)	—	37	58	(4)	215

Schedule of Long-Term Target Asset Allocations Ranges and the Percentage of the Fair Value of Plan Assets

The long-term target asset allocations ranges and the percentage of the fair value of plan assets for benefit plans follow:

	AS OF DECEMBER 31,
	TARGET ALLOCATION PERCENTAGE	PERCENTAGE OF PLAN ASSETS
(PERCENTAGES)	2011	2011	2010
U.S. qualified pension plans:
Cash and cash equivalents	0-5	17.6	11.3
Equity securities	25-50	36.0	42.2
Debt securities	30-55	30.4	33.6
Real estate and other investments	10-15	16.0	12.9
Total	100	100.0	100.0
International pension plans:
Cash and cash equivalents	0-5	4.4	7.7
Equity securities	25-50	50.0	49.8
Debt securities	30-55	32.9	31.6
Real estate and other investments	10-15	12.7	10.9
Total	100	100.0	100.0
U.S. postretirement plans:
Cash and cash equivalents	0-5	4.6	2.9
Equity securities	5-20	9.7	11.3
Debt securities	5-20	8.1	8.9
Real estate, insurance contracts and other investments	65-80	77.6	76.9
Total	100	100.0	100.0

Schedule of Expected Future Cash Flow Information

The expected future cash flow information related to our benefit plans follows:

	PENSION PLANS
(MILLIONS OF DOLLARS)	U.S. QUALIFIED	U.S. SUPPLEMENTAL (NON-QUALIFIED)	INTERNATIONAL	POST RETIREMENT PLANS
Expected employer contributions:
2012	$ 19	$ 130	$ 431	$ 394
Expected benefit payments:
2012	$ 874	$ 130	$ 394	$ 295
2013	806	173	403	308
2014	825	174	416	317
2015	819	165	436	326
2016	839	141	455	331
2017–2021	4,891	706	2,496	1,780

Share-Based Payments (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Share-based Compensation Expense and Associated Tax Benefit

The components of share-based compensation expense and the associated tax benefit follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Stock option expense	$166	$150	$165
RSU expense	228	211	183
TSRU expense	17	28	15
Directors’ compensation and other	5	2	3
PSA expense/(expense reduction)	3	14	(17)

Share-based payment expense	419	405	349
Tax benefit for share-based compensation expense	(139)	(129)	(99)
Share-based payment expense, net of tax	$280	$276	$250

Stock Options [Member]
Schedule of Valuation Assumptions

The weighted-average assumptions used in the valuation of stock options follow:

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Expected dividend yield(a)	4.14%	4.00%	4.90%
Risk-free interest rate(b)	2.59%	2.87%	2.69%
Expected stock price volatility (c)	25.55%	26.85%	41.36%
Expected term(d) (years)	6.25	6.25	6.0

(a)	Determined using a constant dividend yield during the expected term of the option.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility, after consideration of historical volatility.
(d)	Determined using historical exercise and post-vesting termination patterns.

Schedule of stock option activity

The following table summarizes all stock option activity during 2011:

	SHARES (THOUSANDS)	WEIGHTED-AVERAGE EXERCISE PRICE PER SHARE	WEIGHTED-AVERAGE REMAINING CONTRACTUAL TERM (YEARS)	AGGREGATE INTRINSIC VALUE(a) (MILLIONS)
Outstanding, December 31, 2010	458,604	$28.29
Granted	66,850	18.92
Exercised	(9,406)	16.31
Forfeited	(6,513)	17.41
Canceled	(79,982)	38.73
Outstanding, December 31, 2011	429,553	25.31	4.9	$751
Vested and expected to vest(b), December 31, 2011	421,754	25.46	4.9	$715
Exercisable, December 31, 2011	273,563	30.09	3.0	$17

(a)	Market price of underlying Pfizer common stock less exercise price.
(b)	The number of options expected to vest takes into account an estimate of expected forfeitures.

Summary of Stock Option Activity Data

The following table provides data related to all stock option activity:

	YEAR ENDED/AS OF DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	2011	2010	2009
Weighted-average grant date fair value per stock option	$3.15	$$3.25	$3.30
Aggregate intrinsic value on exercise	$32	$5	$2
Cash received upon exercise	$153	$16	$7
Tax benefits realized related to exercise	$10	$1	$1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$177	$178	$147
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1.3	1.3	1.2

Restricted Stock Units [Member]
Schedule of stock option activity

The following table summarizes all RSU activity during 2011:

	SHARES (THOUSANDS)	WEIGHTED- AVERAGE GRANT DATE FAIR VALUE PER SHARE
Nonvested, December 31, 2010	41,177	$17.57
Granted	15,671	18.91
Vested	(13,281)	20.99
Reinvested dividend equivalents	1,740	19.28
Forfeited	(3,367)	17.27
Nonvested, December 31, 2011	41,940	$17.08

Summary of Stock Option Activity Data

The following table provides data related to all RSU activity:

(MILLIONS OF DOLLARS)	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Total grant date fair-value-based amount of shares vested	$279	$311	$131
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$264	$230	$198
Weighted-average period over which RSU cost is expected to be recognized (years)	1.3	1.4	1.3

Performance Share Awards [Member]
Schedule of Valuation Assumptions

The weighted-average assumptions used in the valuation of PSAs follow:

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Risk-free interest rate(a)	1.22%	1.24%	1.95%
Expected Pfizer stock price volatility(b)	25.55%	26.75%	40.40%
Average peer stock price volatility(b)	21.63%	23.64%	36.30%
Contractual term (years)	3	3	3

(a)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(b)	Determined using implied volatility, after consideration of historical volatility.

Total Shareholder Return Units [Member]
Schedule of Valuation Assumptions

The weighted-average assumptions used in the valuation of TSRUs follow:

	YEAR ENDED DECEMBER 31,
	2011	2010	2009
Expected dividend yield(a)	4.15%	3.99%	4.55%
Risk-free interest rate(b)	2.51%	2.34%	2.35%
Expected stock price volatility(c)	25.55%	26.76%	36.92%
Contractual term (years)	5.95	5.00	5.00

(a)	Determined using a constant dividend yield during the expected term of the TSRU.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility, after consideration of historical volatility.

Earnings per Common Share Attributable to Common Shareholders (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Basic and Diluted Earning Per Share Computed Using Common Share Data

Basic and diluted EPS were computed using the following common share data:

	YEAR ENDED DECEMBER 31,
(IN MILLIONS)	2011	2010	2009

EPS Numerator—Basic:
Income from continuing operations	$ 8,739	$8,211	$8,529
Less: Net income attributable to noncontrolling interests	42	31	8

Income from continuing operations attributable to Pfizer Inc.	8,697	8,180	8,521
Less: Preferred stock dividends—net of tax	2	2	2

Income from continuing operations attributable to Pfizer Inc. common shareholders	8,695	8,178	8,519
Discontinued operations—net of tax	1,312	77	114

Net income attributable to Pfizer Inc. common shareholders	$10,007	$8,255	$8,633

EPS Numerator—Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 8,697	$8,180	$8,521
Discontinued operations—net of tax	1,312	77	114

Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$10,009	$8,257	$8,635

EPS Denominator:
Weighted-average number of common shares outstanding—Basic	7,817	8,036	7,007
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	53	38	38

Weighted-average number of common shares outstanding—Diluted	7,870	8,074	7,045

Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans(a)	272	413	400

(a)

These common stock equivalents were outstanding during 2011, 2010 and 2009 but were not included in the computation of diluted EPS for those years because their inclusion would have had an anti-dilutive effect.

Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Future Minimum Rental Commitments Under Non-Cancelable Operating Leases	The future minimum rental commitments under non-cancelable operating leases follow:

(MILLIONS OF DOLLARS)	2012	2013	2014	2015	2016	AFTER 2016

Lease commitments	$187	$166	$144	$105	$83	$723

Segment, Geographic and Other Revenue Information (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Selected Income Statement Information by Segment

Selected income statement information follows:

(MILLIONS OF DOLLARS)	REVENUES	R&D EXPENSES	EARNINGS(a)	DEPRECIATION & AMORTIZATION(b)
YEAR ENDED DECEMBER 31, 2011(c)
Primary Care	$22,670	$1,307	$15,001	$ 247
Specialty Care and Oncology	16,568	1,561	10,789	419
Established Products and Emerging Markets	18,509	441	9,417	422
Animal Health and Consumer Healthcare	7,241	425	2,020	232
Total reportable segments	64,988	3,734	37,227	1,320
Nutrition and other business activities(d)	2,437	3,378	(2,793)	230
Reconciling Items:
Corporate(e)	—	1,309	(7,430)	541
Purchase accounting adjustments(f)	—	(2)	(6,801)	5,565
Acquisition-related costs(g)	—	23	(1,983)	624
Certain significant items(h)	—	656	(4,354)	615
Other unallocated(i)	—	14	(1,104)	131
	$67,425	$9,112	$12,762	$9,026

YEAR ENDED DECEMBER 31, 2010
Primary Care	$23,328	$1,473	$15,773	$201
Specialty Care and Oncology	16,435	1,624	10,571	432
Established Products and Emerging Markets	18,760	452	10,100	418
Animal Health and Consumer Healthcare	6,347	428	1,569	197
Total reportable segments	64,870	3,977	38,013	1,248
Nutrition and other business activities(d)	2,187	3,743	(3,263)	242
Reconciling Items:
Corporate(e)	—	1,567	(7,990)	619
Purchase accounting adjustments(f)	—	26	(8,257)	5,477
Acquisition-related costs(g)	—	34	(3,989)	788
Certain significant items(h)	—	18	(3,964)	—
Other unallocated(i)	—	27	(1,268)	113
	$67,057	$9,392	$9,282	$8,487

YEAR ENDED DECEMBER 31, 2009(c)
Primary Care	$22,576	$1,407	$15,100	$130
Specialty Care and Oncology	8,925	1,060	4,661	269
Established Products and Emerging Markets	13,947	392	6,955	360
Animal Health and Consumer Healthcare	3,258	297	812	142
Total reportable segments	48,706	3,156	27,528	901
Nutrition and other business activities(d)	563	2,706	(2,751)	181
Reconciling Items:
Corporate(e)	—	1,296	(4,657)	526
Purchase accounting adjustments(f)	—	37	(3,787)	2,799
Acquisition-related costs(g)	—	13	(4,025)	241
Certain significant items(h)	—	56	(1,511)	—
Other unallocated(i)	—	560	(123)	109
	$49,269	$7,824	$10,674	$4,757

(a)	Income from continuing operations before provision for taxes on income.
(b)	Certain production facilities are shared. Depreciation is allocated based on estimates of physical production.
(c)	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
(d)

Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.

(e)

Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense), certain compensation and other costs not charged to our operating segments.

(f)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.
(g)

Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(h)

Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction and productivity initiatives that are not associated with an acquisition, the impact of certain tax and/or legal settlements and certain asset impairments.

(i)

Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment. In 2009, R&D expenses include approximately $550 million of Wyeth R&D expenses and Earnings include approximately $900 million of Wyeth earnings and $290 million of operating expenses incurred in Japan associated with our three biopharmaceutical operating segments, where allocation among the segments is not practicable.

Schedule of Revenues by Geographic Region

Revenues by geographic region follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Revenues(a)
United States	$26,933	$28,855	$21,540
Developed Europe(b)	16,297	16,345	12,586
Developed Rest of World(c)	11,091	10,008	8,097
Emerging Markets(d)	13,104	11,849	7,046
Consolidated	$67,425	$67,057	$49,269

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
(b)

Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Euro revenues were approximately $12 billion for each of 2011 and 2010 and $10 billion for 2009.

(c)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
(d)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

Schedule of Long-Lived Assets by Geographic Region

Long-lived assets by geographic region follow:

	AS OF DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010
Property, plant and equipment, net
United States	$ 7,893	$ 8,537
Developed Europe(a)	6,023	7,159
Developed Rest of World(b)	904	854
Emerging Markets(c)	2,118	2,095
Consolidated	$16,938	$18,645

(a)	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.
(b)	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
(c)	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

Schedule of Significant Product Revenues

Significant product revenues follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Revenues from biopharmaceutical products(a):
Lipitor(b)	$9,577	$10,733	$11,434
Lyrica	3,693	3,063	2,840
Prevnar 13/Prevenar 13(c)	3,657	2,416	—
Enbrel (Outside the U.S. and Canada)(c)	3,666	3,274	378
Celebrex	2,523	2,374	2,383
Viagra	1,981	1,928	1,892
Norvasc	1,445	1,506	1,973
Zyvox	1,283	1,176	1,141
Xalatan/Xalacom	1,250	1,749	1,737
Sutent	1,187	1,066	964
Geodon/Zeldox	1,022	1,027	1,002
Premarin family(c)	1,013	1,040	213
Genotropin	889	885	887
Detrol/Detrol LA	883	1,013	1,154
Vfend	747	825	798
Chantix/Champix	720	755	700
BeneFIX(c)	693	643	98
Effexor(c)	678	1,718	520
Zosyn/Tazocin(c)	636	952	184
Pristiq(c)	577	466	82
Zoloft	573	532	516
Caduet	538	527	548
Revatio	535	481	450
Medrol	510	455	457
ReFacto AF/Xyntha(c)	506	404	47
Prevnar/Prevenar (7-valent)(c)	488	1,253	287
Zithromax/Zmax	453	415	430
Aricept(d)	450	454	435
Fragmin	382	341	359
Cardura	380	413	457
Rapamune(c)	372	388	57
Aromasin	361	483	483
BMP2(c)	340	400	81
Relpax	341	323	326
Xanax XR	306	307	318
Tygacil(c)	298	324	54
Neurontin	289	322	327
Diflucan	265	278	281
Arthrotec	242	250	270
Unasyn	231	244	245
Sulperazon	218	213	204
Skelaxin(e)	203	—	—
Inspra	195	157	130
Dalacin/Cleocin	192	214	241
Methotrexate	191	164	21
Toviaz	187	137	59
Somavert	183	157	147
Alliance revenues(f)	3,630	4,084	2,925
All other biopharmaceutical products(g)	6,768	6,194	4,913

Total revenues from biopharmaceutical products	57,747	58,523	45,448

Revenues from other products(a):
Animal Health(g)	4,184	3,575	2,764
Consumer Healthcare(c)	3,057	2,772	494
Nutrition(c)	2,138	1,867	191
Pfizer CentreSource	299	320	372

Total revenues(a)	$67,425	$67,057	$49,269

(a)	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
(b)	On November 30, 2011, Lipitor lost exclusivity in the U.S. This loss of exclusivity reduced revenues by $326 million in 2011, in comparison with 2010.
(c)	Acquired from Wyeth.
(d)	Represents direct sales under license agreement with Eisai Co., Ltd.
(e)	Acquired from King.
(f)	Enbrel (in the U.S. and Canada), Aricept, Exforge, Rebif and Spiriva.
(g)	Includes products from legacy Pfizer, legacy Wyeth and legacy King.

Significant Accounting Policies Narrative (Detail) (USD $)	12 Months Ended					12 Months Ended			12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Feb. 28, 2011 King [Member]	Jan. 31, 2011 King [Member]	Dec. 31, 2011 King US [Member]	Dec. 31, 2011 King International [Member]	Oct. 15, 2009 Wyeth [Member]	Dec. 31, 2009 Wyeth US [Member]	Dec. 31, 2009 Wyeth International [Member]
Significant Accounting Policies [Line Items]
Acquisition purchase price paid					$ 3,300,000,000
Percent of outstanding shares initially acquired					92.50%
Acquisition price for remaining outstanding shares				300,000,000
Time period of operations included in parent's financial statements						11 months	10 months		Two-and-a-half months	One-and-a-half months
Acquisition of Wyeth in a cash-and-stock transaction, value								68,236,000,000
Accruals for Medicaid rebates, Medicare rebates, performance-based contract rebates and chargebacks	3,300,000,000	3,000,000,000
Advertising expenses	$ 3,900,000,000	$ 4,000,000,000	$ 2,900,000,000
Measurement in percentage of benefit likely of being realized upon settlement	50.00%

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments Narrative (Detail) (USD $)	12 Months Ended						3 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended			12 Months Ended					12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Nov. 08, 2010 Teuto [Member]	Dec. 31, 2009 ViiV [Member]	Dec. 31, 2009 ViiV [Member]	Aug. 01, 2011 Capsugel [Member]	Dec. 31, 2011 Parent Company [Member] ViiV [Member]	Dec. 31, 2011 GlaxoSmithKline Plc [Member] ViiV [Member]	Dec. 31, 2009 Wyeth [Member]	Dec. 31, 2009 Wyeth [Member]	Oct. 15, 2009 Wyeth [Member]		Dec. 31, 2009 Wyeth [Member] Pro Forma Consolidated Results [Member]	Dec. 31, 2011 King [Member]	Feb. 28, 2011 King [Member]	Jan. 31, 2011 King [Member]		Dec. 31, 2011 King [Member] Pro Forma Consolidated Results [Member]	Dec. 31, 2010 King [Member] Pro Forma Consolidated Results [Member]	Nov. 30, 2011 Excaliard [Member]	Sep. 20, 2011 Icagen [Member]	Dec. 31, 2011 FoldRx [Member]	Oct. 06, 2010 FoldRx [Member]
Significant Acquisitions, Discontinued Operations, Collaborative Arrangements and Equity Method Investments [Line Items]
Acquisition Purchase Price														$ 68,236,000,000									$ 174,000,000			$ 400,000,000
Acquisition purchase price paid																			3,300,000,000				86,000,000			200,000,000
Cash consideration per common share														$ 33
Contingent consideration, estimated acquisition date fair value																							88,000,000			200,000,000
Exchange ratio														0.985
Business combination contingent consideration arrangements fair value																							230,000,000		85,000,000	455,000,000
Merger consideration - price per share														$ 17.4	[1],[2]
Identifiable intangible assets-in process research and development acquired														13,822,000,000					303,000,000	[3]			257,000,000	19,000,000		500,000,000
Total merger consideration, per share														$ 50.4
Goodwill Acquired	45,067,000,000	43,928,000,000	[4]	42,357,000,000	[4]									22,117,000,000	[5]				765,000,000	[3],[6]						60,000,000
Gross contractual amount receivable														4,200,000,000					200,000,000
Gross contractual amount receivable, estimated uncollectible														140,000,000
Liabilities for environmental matters														570,000,000
Liabilities for legal contingencies														1,300,000,000
Additional adjustments for legal matters														260,000,000
Net liabilities for income taxes														23,700,000,000
Uncertain tax positions														1,800,000,000
Accrued interest, included taxes from acquisition														300,000,000
Additional adjustments for tax impact of fair value adjustments														14,400,000,000
Additional adjustments intended to be resolved in manner different from what was planned or intended														10,500,000,000
Elimination of intangible asset amortization																88,000,000					6,000,000	116,000,000
Additional amortization of intangible assets																2,400,000,000					15,000,000	190,000,000
Additional depreciation expense																200,000,000					3,000,000	35,000,000
Additional interest expense																316,000,000
Interest income reduction																320,000,000
Reduction interest expense																129,000,000
Purchase accounting adjustment for estimated sales of acquisition-date inventory at fair value																904,000,000					(160,000,000)	160,000,000
Adjustment for acquisition-related costs																834,000,000					(224,000,000)	224,000,000
Effective income tax rate for incremental debt													38.30%
Effective income tax rate on elimination of acquisition costs													28.40%
Acquisition purchase price per share																		$ 14.25	$ 14.25
Ownership of outstanding shares																			92.50%					70.00%
Payments to acquire businesses, net of cash acquired	3,282,000,000	273,000,000		43,123,000,000													3,200,000,000
Total consideration transferred														68,236,000,000			3,555,000,000		3,555,000,000	[3]
Revenues												3,303,000,000 [7]					1,300,000,000
Sale price for discontinued operation									2,400,000,000
Payment in milestones to a collaboration partner	61,000,000
Equity stake acquired, ownership percent						40.00%				15.00%	85.00%
Equity stake acquired, amount invested						230,000,000
Equity interest in ViiV, Varying, minimum										9.00%	69.50%
Performance-based milestone payment						200,000,000
Equity interest in ViiV, Varying, maximum										30.50%	91.00%
Option to acquire remaining ownership percent						60.00%
Recognized a gain in connection with the formation of ViiV Healthcare Limited				482,000,000	[8]		482,000,000
Pfizer's share of gain with formation								$ 72,000,000
Discount rate							11.00%
Investment Not Readily Marketable Terminal Year Growth Rate							3.00%

[1]	The fair value of Pfizer's common stock used in the conversion calculation represents the closing market price of Pfizer's common stock on the acquisition date.
[2]	Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.
[3]	Measurement period adjustments were not significant and did not have a significant impact on our earnings, balance sheets or cash flows in any interim period in 2011 and, therefore, we did not retrospectively adjust our interim financial statements.
[4]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[5]	Goodwill recognized as of the acquisition date totaled $19.3 billion for our three biopharmaceutical operating segments and $2.8 billion for our Animal Health and Consumer Healthcare and our Nutrition operating segments. (Since the acquisition of Wyeth, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)
[6]	Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health and Consumer Healthcare operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)
[7]	The results of Wyeth are included from the acquisition date of October 15, 2009.
[8]	Represents a gain related to ViiV, an equity method investment, which is focused solely on research, development and commercialization of HIV medicines (see Note 2F. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments).

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Consideration Transferred for the Acquisition of Wyeth (Detail) (Wyeth [Member], USD $)
In Millions, except Per Share data, unless otherwise specified	Oct. 15, 2009
Wyeth [Member]
Business Acquisition [Line Items]
Wyeth common stock outstanding as of the acquisition date	1,339.6
Merger consideration - price per share	$ 17.4	[1],[2]
Cash consideration per common share outstanding	$ 33
Fair value of Wyeth common stock calculated using Pfizer stock price	$ 23,303	[1],[2]
Fair value of Wyeth common stock multiplied by the merger consideration	44,208
Fair value of Wyeth stock options canceled for a cash payment	405	[3]
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment	320
Acquisition Purchase Price	$ 68,236

[1]	The fair value of Pfizer's common stock used in the conversion calculation represents the closing market price of Pfizer's common stock on the acquisition date.
[2]	Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.
[3]	Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Consideration Transferred for the Acquisition of Wyeth (Parenthetical) (Detail) (Wyeth [Member], USD $)
In Billions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Oct. 15, 2009
Wyeth [Member]
Business Acquisition [Line Items]
Pfizer stock price		$ 17.66	[1]
Exchange ratio		0.985
Pfizer treasury stock	1.3

[1]	The fair value of Pfizer's common stock used in the conversion calculation represents the closing market price of Pfizer's common stock on the acquisition date.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Assets Acquired and Liabilities Assumed (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Oct. 15, 2009 Wyeth [Member]
Business Acquisition [Line Items]
Working capital, excluding inventories						$ 16,366	[1]
Inventories						7,971
Property, plant and equipment						9,838
Identifiable intangible assets, excluding in-process research and development						36,062
In-process research and development						13,822
Other noncurrent assets						2,394
Long-term debt						(11,187)
Benefit obligations						(3,175)
Net tax accounts						(23,738)	[2]
Other noncurrent liabilities						(1,908)
Total identifiable net assets						46,445
Goodwill	45,067	43,928	[3]	42,357	[3]	22,117	[4]
Net assets acquired						68,562
Less: Amounts attributable to noncontrolling interests						(326)
Total consideration transferred						$ 68,236

[1]	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.
[2]	As of the acquisition date, included in Taxes and other current assets ($1.2 billion), Taxes and other noncurrent assets ($2.8 billion), Income taxes payable ($500 million), Other current liabilities ($11.1 billion), Noncurrent deferred tax liabilities ($14.0 billion) and Other taxes payable ($2.1 billion, including accrued interest of $300 million).
[3]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[4]	Goodwill recognized as of the acquisition date totaled $19.3 billion for our three biopharmaceutical operating segments and $2.8 billion for our Animal Health and Consumer Healthcare and our Nutrition operating segments. (Since the acquisition of Wyeth, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Assets Acquired and Liabilities Assumed (Parenthetical) (Detail) (USD $)	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Oct. 15, 2009 Wyeth [Member]		Oct. 15, 2009 Biopharmaceutical operating segments [Member] Wyeth [Member]	Oct. 15, 2009 Animal Health and Consumer Healthcare and Nutrition operating segments [Member] Wyeth [Member]
Business Acquisition [Line Items]
Taxes and other current assets, included taxes from acquisition						$ 1,200,000,000
Taxes and other noncurrent assets, included taxes from acquisition						2,800,000,000
Income taxes payable, included taxes from acquisition						500,000,000
Other current liabilities, included taxes from acquisition						11,100,000,000
Noncurrent deferred tax liabilities, included taxes from acquisition						14,000,000,000
Other taxes payable, included taxes from acquisition						2,100,000,000
Accrued interest, included taxes from acquisition						300,000,000
Goodwill	$ 45,067,000,000	$ 43,928,000,000	[1]	$ 42,357,000,000	[1]	$ 22,117,000,000	[2]	$ 19,300,000	$ 2,800,000

[1]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[2]	Goodwill recognized as of the acquisition date totaled $19.3 billion for our three biopharmaceutical operating segments and $2.8 billion for our Animal Health and Consumer Healthcare and our Nutrition operating segments. (Since the acquisition of Wyeth, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Actual Impact of Wyeth Acquisition (Detail) (Wyeth [Member], USD $) In Millions, unless otherwise specified	3 Months Ended
Dec. 31, 2009
Wyeth [Member]
Business Acquisition [Line Items]
Revenues	$ 3,303	[1]
Loss from continuing operations attributable to Pfizer Inc. common shareholders	$ (2,191)	[1],[2]

[1]	The results of Wyeth are included from the acquisition date of October 15, 2009.
[2]	Includes purchase accounting adjustments related to the fair value adjustments for acquisition-date inventory that has been sold ($904 million pre-tax), amortization of identifiable intangible assets acquired from Wyeth ($512 million pre-tax), and restructuring charges and additional depreciation-asset restructuring ($2.1 billion pre-tax).

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Actual Impact of Wyeth Acquisition (Parenthetical) (Detail) (Wyeth [Member], Business Combination Effect on Consolidated Results [Member], USD $)
3 Months Ended
Dec. 31, 2009
Wyeth [Member] | Business Combination Effect on Consolidated Results [Member]
Business Acquisition [Line Items]
Purchase accounting adjustment for estimated sales of acquisition-date inventory at fair value	$ 904,000,000
Purchase accounting adjustment for amortization of identifiable intangible assets acquired	512,000,000
Purchase accounting adjustment for restructuring charges and additional depreciation - asset restructuring, pre-tax	$ 2,100,000,000

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Acquisition of Wyeth Pro Forma Information (Detail) (Wyeth [Member], Pro Forma Consolidated Results [Member], USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Wyeth [Member] | Pro Forma Consolidated Results [Member]
Business Acquisition [Line Items]
Revenues	$ 67,859	[1]
Income from continuing operations attributable to Pfizer Inc. common shareholders	$ 11,436	[1]
Diluted earnings per common share attributable to Pfizer Inc. common shareholders	$ 1.41	[1]

[1]	The pro forma information assumes that the acquisition of Wyeth had occurred on January 1, 2009 for the year ended December 31, 2009.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Acquisition of King Pharmaceuticals, Inc. Assets Acquired and Liabilities Assumed (Detail) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011 King [Member]	Jan. 31, 2011 King [Member]
Business Acquisition [Line Items]
Working capital, excluding inventories							$ 155	[1]
Inventories							340	[1]
Property, plant and equipment							412	[1]
Identifiable intangible assets, excluding in-process research and development							1,806	[1]
In-process research and development							303	[1]
Net tax accounts							(328)	[1]
All other long-term assets and liabilities, net							102	[1]
Total identifiable net assets							2,790	[1]
Goodwill	45,067	43,928	[2]	42,357	[2]		765	[1],[3]
Net assets acquired							3,555	[1]
Total consideration transferred						$ 3,555	$ 3,555	[1]

[1]	Measurement period adjustments were not significant and did not have a significant impact on our earnings, balance sheets or cash flows in any interim period in 2011 and, therefore, we did not retrospectively adjust our interim financial statements.
[2]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[3]	Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health and Consumer Healthcare operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Acquisition of King Pharmaceuticals, Inc. Assets Acquired and Liabilities Assumed (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009		Jan. 31, 2011 King [Member]		Jan. 31, 2011 Biopharmaceutical operating segments [Member] King [Member]	Dec. 31, 2011 Animal Health and Consumer Healthcare operating segment [Member]	Dec. 31, 2010 Animal Health and Consumer Healthcare operating segment [Member]		Dec. 31, 2009 Animal Health and Consumer Healthcare operating segment [Member]		Jan. 31, 2011 Animal Health and Consumer Healthcare operating segment [Member] King [Member]
Business Acquisition [Line Items]
Goodwill	$ 45,067	$ 43,928	[1]	$ 42,357	[1]	$ 765	[2],[3]	$ 720	$ 2,497	$ 2,449	[1]	$ 154	[1]	$ 45

[1]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[2]	Measurement period adjustments were not significant and did not have a significant impact on our earnings, balance sheets or cash flows in any interim period in 2011 and, therefore, we did not retrospectively adjust our interim financial statements.
[3]	Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health and Consumer Healthcare operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Acquisition of King Pharmaceuticals, Inc. Pro Forma Information (Detail) (King [Member], Pro Forma Consolidated Results [Member], USD $)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
King [Member] | Pro Forma Consolidated Results [Member]
Business Acquisition [Line Items]
Revenues	$ 67,534	[1]	$ 68,432	[1]
Net income attributable to Pfizer Inc. common shareholders	$ 10,228	[1]	$ 8,013	[1]
Diluted earnings per share attributable to Pfizer Inc. common shareholders	$ 1.3	[1]	$ 0.99	[1]

[1]	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Discontinued Operations - Net of Tax Related to Capsugel Business (Detail) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Income from discontinued operations-net of tax	$ 8		$ 88		$ 97
Gain/(loss) on sale of discontinued operations-net of tax	1,304		(11)		17
Discontinued operations-net of tax	1,312		77		114
Capsugel [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Revenues	507		752		740
Pre-tax (loss)/income from discontinued operations	31		140		148
Provision for taxes on income	23	[1],[2]	52	[1],[2]	51	[1],[2]
Income from discontinued operations-net of tax	8		88		97
Pre-tax gain/(loss) on sale of discontinued operations	1,688		(11)		15
Provision/(benefit) for taxes on income	384	[3],[4]			(2)	[3],[4]
Gain/(loss) on sale of discontinued operations-net of tax	1,304		(11)		17
Discontinued operations-net of tax	$ 1,312		$ 77		$ 114

[1]	Deferred tax amounts are not significant for 2011.
[2]	Includes deferred tax expense of $16 million and $8 million, respectively for 2010 and 2009.
[3]	Includes a deferred tax expense of $190 million for 2011.
[4]	Deferred tax amounts are not significant for 2010 and 2009.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Discontinued Operations - Net of Tax Related to Capsugel Business (Parenthetical) (Detail) (Capsugel [Member], USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Capsugel [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Deferred tax expense on gain on sale of discontinued operations	$ 190
Deferred tax expense on phase-out period results		$ 16	$ 8

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Assets and Liabilities of Discontinued Operations Related to Capsugel Business (Detail) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Assets of discontinued operations and other assets held for sale	$ 101	$ 1,439
Liabilities of discontinued operations		151
Capsugel [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Accounts receivable		186
Inventories		130
Taxes and other current assets		47
Property, plant and equipment		1,009
Goodwill		19
Identifiable intangible assets		3
Taxes and other noncurrent assets		45
Assets of discontinued operations and other assets held for sale		1,439
Current liabilities		124
Other liabilities		27
Liabilities of discontinued operations		$ 151

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Collaborative Arrangements (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Revenues-Revenues	$ 1,029	[1]	$ 710	[1]	$ 676	[1]
Revenues-Alliance revenues	3,630	[2]	4,084	[2]	2,925	[2]
Total revenues from collaborative arrangements	4,659		4,794		3,601
Cost of sales	(420)	[3]	(124)	[3]	(175)	[3]
Selling, informational and administrative expenses	(237)	[4]	(131)	[4]	10	[4]
Research and development expenses	(299)	[5]	(316)	[5]	(361)	[5]
Other deductions-net	$ 34		$ 37		$ 37

[1]	Represents sales to our partners of products manufactured by us.
[2]	Substantially all relate to amounts earned from our partners under co-promotion agreements.
[3]	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.
[4]	Represents net reimbursements from our partners/(to our partners) for selling, informational and administrative expenses incurred.
[5]	Primarily related to net reimbursements, as well as upfront payments and milestone payments earned by our partners. The upfront and milestone payments were as follows: $210 million in 2011, $147 million in 2010 and $150 million in 2009.

Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments - Collaborative Arrangements (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Upfront payments and milestone payments	$ 210	$ 147	$ 150

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Restructuring Cost and Reserve [Line Items]
Transaction costs	$ 30	[1]	$ 22	[1]	$ 768	[1]
Integration costs	730	[2]	1,004	[2]	569	[2]
Restructuring charges
Employee termination costs	1,791		1,114		2,564
Asset impairments	256		870		159
Other	127		191		270
Restructuring charges and certain acquisition-related costs	2,934	[3]	3,201	[3]	4,330	[3]
Additional depreciation-asset restructuring, recorded in our consolidated statements of income as follows:
Additional depreciation - asset restructuring	1,239	[4]	788	[4]	241	[4]
Implementation costs, recorded in our consolidated statements of income as follows
Implementation costs	347	[5]			250	[5]
Total costs associated with cost-reduction and productivity initiatives and acquisition activity	4,520		3,989		4,821
Cost of Sales [Member]
Additional depreciation-asset restructuring, recorded in our consolidated statements of income as follows:
Additional depreciation - asset restructuring	557		527		133
Implementation costs, recorded in our consolidated statements of income as follows
Implementation costs	250				46
Selling Informational And Administrative Expenses [Member]
Additional depreciation-asset restructuring, recorded in our consolidated statements of income as follows:
Additional depreciation - asset restructuring	75		227		53
Implementation costs, recorded in our consolidated statements of income as follows
Implementation costs	25				159
Research and Development Expenses [Member]
Additional depreciation-asset restructuring, recorded in our consolidated statements of income as follows:
Additional depreciation - asset restructuring	607		34		55
Implementation costs, recorded in our consolidated statements of income as follows
Implementation costs	72				36
Other Deductions - Net [Member]
Implementation costs, recorded in our consolidated statements of income as follows
Implementation costs					$ 9

[1]	Transaction costs represent external costs directly related to acquired businesses and primarily include expenditures for banking, legal, accounting and other similar services. Substantially all of the costs incurred in 2009 were fees related to a $22.5 billion bridge term loan credit agreement entered into with certain financial institutions on March 12, 2009 to partially fund our acquisition of Wyeth. The bridge term loan credit agreement was terminated in June 2009 as a result of our issuance of approximately $24.0 billion of senior unsecured notes in the first half of 2009.
[2]	Integration costs represent external, incremental costs directly related to integrating acquired businesses, and primarily include expenditures for consulting and the integration of systems and processes.
[3]	From the beginning of our cost-reduction and productivity initiatives in 2005 through December 31, 2011, Employee termination costs represent the expected reduction of the workforce by approximately 57,400 employees, mainly in manufacturing and sales and research, of which approximately 42,800 employees have been terminated as of December 31, 2011. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination. Asset impairments primarily include charges to write down property, plant and equipment to fair value. Other primarily includes costs to exit certain assets and activities. The restructuring charges in 2011 are associated with the following: • Primary Care operating segment ($593 million), Specialty Care and Oncology operating segment ($220 million), Established Products and Emerging Markets operating segment ($110 million), Animal Health and Consumer Healthcare operating segment ($51 million), Nutrition operating segment ($4 million), research and development operations ($489 million), manufacturing operations ($280 million) and Corporate ($427 million). The restructuring charges in 2010 are associated with the following: • Primary Care operating segment ($71 million), Specialty Care and Oncology operating segment ($197 million), Established Products and Emerging Markets operating segment ($43 million), Animal Health and Consumer Healthcare operating segment ($46 million), Nutrition operating segment ($4 million), research and development operations ($292 million), manufacturing operations ($1.1 billion) and Corporate ($455 million). The restructuring charges in 2009 are associated with the following: • Our three biopharmaceutical operating segments ($1.3 billion), Animal Health and Consumer Healthcare operating segment ($250 million), Nutrition operating segment ($4 million income), research and development operations ($339 million), manufacturing operations ($292 million) and Corporate ($781 million).
[4]	Additional depreciation-asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.
[5]	Implementation costs generally represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction and productivity initiatives.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Parenthetical) (Detail) (USD $)	Jun. 28, 2009	Jun. 03, 2009 Wyeth [Member]	Mar. 24, 2009 Wyeth [Member]	Mar. 12, 2009 Wyeth [Member]	Dec. 31, 2011 Employee termination costs [Member]	Dec. 31, 2011 Employee termination costs [Member] Employee	Dec. 31, 2011 Primary Care [Member]	Dec. 31, 2010 Primary Care [Member]	Dec. 31, 2011 Specialty Care And Oncology [Member]	Dec. 31, 2010 Specialty Care And Oncology [Member]	Dec. 31, 2011 Established Products and Emerging Markets [Member]	Dec. 31, 2010 Established Products and Emerging Markets [Member]	Dec. 31, 2011 Animal Health and Consumer Healthcare operating segment [Member]	Dec. 31, 2010 Animal Health and Consumer Healthcare operating segment [Member]	Dec. 31, 2009 Animal Health and Consumer Healthcare operating segment [Member]	Dec. 31, 2011 Nutrition [Member]	Dec. 31, 2010 Nutrition [Member]	Dec. 31, 2009 Nutrition [Member]	Dec. 31, 2011 Research and Development Operations [Member]	Dec. 31, 2010 Research and Development Operations [Member]	Dec. 31, 2009 Research and Development Operations [Member]	Dec. 31, 2011 Manufacturing Operations [Member]	Dec. 31, 2010 Manufacturing Operations [Member]	Dec. 31, 2009 Manufacturing Operations [Member]	Dec. 31, 2011 Corporate [Member]	Dec. 31, 2010 Corporate [Member]	Dec. 31, 2009 Corporate [Member]	Dec. 31, 2009 Biopharmaceutical operating segments [Member]
Restructuring Cost and Reserve [Line Items]
Unused Bridge Loan				$ 22,500,000,000
Senior unsecured notes	24,000,000,000	10,500,000,000	13,500,000,000
Estimated Employee Terminations						57,400
Restructuring and Related Activities, Initiation Date					Jan 1, 2005
Restructuring and Related Activities, Current Date					Dec 31, 2011
Actual Employees Terminated						42,800
Restructuring charges							$ 593,000,000	$ 71,000,000	$ 220,000,000	$ 197,000,000	$ 110,000,000	$ 43,000,000	$ 51,000,000	$ 46,000,000	$ 250,000,000	$ 4,000,000	$ 4,000,000	$ (4,000,000)	$ 489,000,000	$ 292,000,000	$ 339,000,000	$ 280,000,000	$ 1,100,000,000	$ 292,000,000	$ 427,000,000	$ 455,000,000	$ 781,000,000	$ 1,300,000,000

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Restructuring Charges (Detail) (USD $) In Millions, unless otherwise specified	84 Months Ended
	Dec. 31, 2011
Restructuring Cost and Reserve [Line Items]
Costs Incurred	$ 14,188
Activity	11,662	[1]
Accrual	2,526	[2]
Employee termination costs [Member]
Restructuring Cost and Reserve [Line Items]
Costs Incurred	10,602
Activity	8,167	[1]
Accrual	2,434	[2]
Asset impairments [Member]
Restructuring Cost and Reserve [Line Items]
Costs Incurred	2,564
Activity	2,564	[1]
Other restructuring charges [Member]
Restructuring Cost and Reserve [Line Items]
Costs Incurred	1,022
Activity	931	[1]
Accrual	$ 92	[2]

[1]	Includes adjustments for foreign currency translation.
[2]	Included in Other current liabilities ($1.6 billion) and Other noncurrent liabilities ($928 million).

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Restructuring Charges (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Employee termination costs [Member]	Dec. 31, 2011 Asset impairments [Member]	Dec. 31, 2011 Other restructuring charges [Member]	Dec. 31, 2011 Restructuring Accrual [Member]
Restructuring Cost and Reserve [Line Items]
Other current liabilities	$ 15,237	$ 14,256				$ 1,600
Other noncurrent liabilities	$ 6,199	$ 5,601				$ 928
Restructuring and Related Activities, Initiation Date			Jan 1, 2005	Jan 1, 2005	Jan 1, 2005
Restructuring and Related Activities, Current Date			Dec 31, 2011	Dec 31, 2011	Dec 31, 2011

Other Deductions - Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Other (Income) Deductions - Net [Line Items]
Interest income	$ (458)		$ (402)		$ (747)
Interest expense	1,681		1,797		1,232
Net interest expense	1,223	[1]	1,395	[1]	485	[1]
Royalty-related income	(570)		(579)		(243)
Net gains on asset disposals	(1)	[2]	(262)	[2]	(188)	[2]
Certain legal matters, net	790	[3]	1,737	[3]	234	[3]
Certain asset impairment charges	863	[4]	2,175	[4]	417	[4]
Gain related to ViiV					(482)	[5]
Other, net	174		(130)		62
Other deductions-net	$ 2,479		$ 4,336		$ 285

[1]	2011 vs. 2010 - Interest income increased due to higher cash balances and higher interest rates earned on investments. Interest expense decreased due to lower long- and short-term debt balances and the conversion of some fixed-rate liabilities to floating rate liabilities. 2010 vs. 2009 - Interest expense increased due to our issuance of $13.5 billion of senior unsecured notes on March 24, 2009 and approximately $10.5 billion of senior unsecured notes on June 3, 2009, primarily related to the acquisition of Wyeth, as well as the addition of legacy Wyeth debt. Interest income decreased due to lower interest rates, coupled with lower average cash balances. Capitalized interest expense totaled $50 million in 2011, $36 million in 2010 and $34 million in 2009.
[2]	In 2010 and 2009, represents gains on sales of certain investments and businesses. Net gains primarily include realized gains and losses on sales of available-for-sale securities: in 2011, 2010 and 2009, gross realized gains were $79 million, $153 million and $186 million, respectively. Gross realized losses were $73 million in 2011, $12 million in 2010 and $43 million in 2009. Proceeds, primarily from the sale of available-for-sale securities, were $10.2 billion in 2011, $5.3 billion in 2010 and $27.0 billion in 2009.
[3]	In 2011, primarily relates to charges for hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.
[4]	The majority of the asset impairment charges for 2011 and 2010 are related to intangible assets, including in-process research and development (IPR&D) assets, which were acquired as part of our acquisition of Wyeth. In 2011, the impairment charges of $863 million include (i) approximately $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) approximately $195 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) approximately $185 million of Developed Technology Rights comprising the impairments of five assets. These impairment charges reflect, among other things, the impact of new scientific findings and the increased competitive environment. The impairment charges are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million); Animal Health ($17 million); and other ($12 million). In 2010, the impairment charges of $2.2 billion include (i) approximately $950 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) approximately $700 million of indefinite-lived Brands, related to Third Age, infant formulas for the first 12-36 months of age, and Robitussin, a cough suppressant; and (iii) approximately $550 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Nutrition ($385 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); Worldwide Research and Development ($54 million); and other ($13 million). In 2009, the impairment charge of $417 million primarily relates to certain materials used in our research and development activities that were no longer considered recoverable.
[5]	Represents a gain related to ViiV, an equity method investment, which is focused solely on research, development and commercialization of HIV medicines (see Note 2F. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments).

Other Deductions - Net (Parenthetical) (Detail) (USD $)	12 Months Ended							12 Months Ended				12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Jun. 28, 2009	Dec. 31, 2011 Wyeth [Member]	Dec. 31, 2010 Wyeth [Member]	Jun. 03, 2009 Wyeth [Member]	Mar. 24, 2009 Wyeth [Member]	Dec. 31, 2011 In Process Research And Development [Member] Wyeth [Member]	Dec. 31, 2010 In Process Research And Development [Member] Wyeth [Member]	Dec. 31, 2011 Developed Technology Rights [Member] Wyeth [Member]	Dec. 31, 2010 Developed Technology Rights [Member] Wyeth [Member]	Dec. 31, 2010 Indefinite Lived Brands [Member] Wyeth [Member]	Dec. 31, 2011 Xanax XR [Member] Wyeth [Member]	Dec. 31, 2010 Worldwide Research and Development [Member]	Dec. 31, 2011 Worldwide Research and Development [Member] Wyeth [Member]	Dec. 31, 2010 Established Products [Member]	Dec. 31, 2011 Established Products [Member] Wyeth [Member]	Dec. 31, 2011 Specialty Care [Member] Wyeth [Member]	Dec. 31, 2010 Specialty Care [Member] Wyeth [Member]	Dec. 31, 2010 Primary Care [Member]	Dec. 31, 2011 Primary Care [Member] Wyeth [Member]	Dec. 31, 2011 Oncology [Member] Wyeth [Member]	Dec. 31, 2010 Oncology [Member] Wyeth [Member]	Dec. 31, 2011 Animal Health [Member] Wyeth [Member]	Dec. 31, 2010 Other business units [Member]	Dec. 31, 2011 Other business units [Member] Wyeth [Member]	Dec. 31, 2010 Nutrition [Member] Wyeth [Member]	Dec. 31, 2010 Consumer Healthcare [Member] Wyeth [Member]	Dec. 31, 2010 Quigley Co, Inc., a wholly owned subsidiary [Member]
Other (Income) Deductions - Net [Line Items]
Senior unsecured notes							$ 24,000,000,000			$ 10,500,000,000	$ 13,500,000,000
Capitalized interest expense	50,000,000		36,000,000		34,000,000
Gross realized gains on sales of available-for-sale securities	79,000,000		153,000,000		186,000,000
Gross realized losses on sales of available-for-sale securities	73,000,000		12,000,000		43,000,000
Proceeds from the sale of available-for-sale securities	10,200,000,000		5,300,000,000		27,000,000,000
Legal matter, asbestos litigation	790,000,000	[1]	1,737,000,000	[1]	234,000,000	[1]																											1,300,000,000
Certain asset impairment charges	$ 863,000,000	[2]	$ 2,175,000,000	[2]	$ 417,000,000	[2]		$ 863,000,000	$ 2,200,000,000			$ 475,000,000	$ 950,000,000	$ 185,000,000	$ 550,000,000	$ 700,000,000	$ 195,000,000	$ 54,000,000	$ 394,000,000	$ 182,000,000	$ 193,000,000	$ 135,000,000	$ 708,000,000	$ 145,000,000	$ 56,000,000	$ 56,000,000	$ 396,000,000	$ 17,000,000	$ 13,000,000	$ 12,000,000	$ 385,000,000	$ 292,000,000

[1]	In 2011, primarily relates to charges for hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.
[2]	The majority of the asset impairment charges for 2011 and 2010 are related to intangible assets, including in-process research and development (IPR&D) assets, which were acquired as part of our acquisition of Wyeth. In 2011, the impairment charges of $863 million include (i) approximately $475 million of IPR&D assets, primarily related to two compounds for the treatment of certain autoimmune and inflammatory diseases; (ii) approximately $195 million related to our biopharmaceutical indefinite-lived brand, Xanax; and (iii) approximately $185 million of Developed Technology Rights comprising the impairments of five assets. These impairment charges reflect, among other things, the impact of new scientific findings and the increased competitive environment. The impairment charges are associated with the following: Worldwide Research and Development ($394 million); Established Products ($193 million); Specialty Care ($135 million); Primary Care ($56 million); Oncology ($56 million); Animal Health ($17 million); and other ($12 million). In 2010, the impairment charges of $2.2 billion include (i) approximately $950 million of IPR&D assets, primarily Prevnar 13/Prevenar 13 Adult, a compound for the prevention of pneumococcal disease in adults age 50 and older, and Neratinib, a compound for the treatment of breast cancer; (ii) approximately $700 million of indefinite-lived Brands, related to Third Age, infant formulas for the first 12-36 months of age, and Robitussin, a cough suppressant; and (iii) approximately $550 million of Developed Technology Rights, primarily Thelin, a product that treated pulmonary hypertension, and Protonix, a product that treats erosive gastroesophageal reflux disease. These impairment charges, most of which occurred in the third quarter of 2010, reflect, among other things, the following: for IPR&D assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risk associated with these assets; for Brand assets, the current competitive environment and planned investment support; and, for Developed Technology Rights, in the case of Thelin, we voluntarily withdrew the product in regions where it was approved and discontinued all clinical studies worldwide, and for the others, an increased competitive environment. The impairment charges are generally associated with the following: Specialty Care ($708 million); Oncology ($396 million); Nutrition ($385 million); Consumer Healthcare ($292 million); Established Products ($182 million); Primary Care ($145 million); Worldwide Research and Development ($54 million); and other ($13 million). In 2009, the impairment charge of $417 million primarily relates to certain materials used in our research and development activities that were no longer considered recoverable.

Taxes on Income - Income from Continuing Operations Before Provision for Taxes on Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	$ 12,762	[1],[2],[3],[4]	$ 9,282	[1],[2],[4]	$ 10,674	[1],[2],[3],[4]
United States [Member]
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	(2,254)		(2,513)		(3,694)
International [Member]
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	$ 15,016		$ 11,795		$ 14,368

[1]	2010 vs. 2009 - The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.
[2]	Income from continuing operations before provision for taxes on income.
[3]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[4]	2011 vs. 2010 - The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.

Taxes on Income - Income from Continuing Operations Before Provision for Taxes on Income (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income Taxes [Line Items]
Legal matter, asbestos litigation	$ 790	[1]	$ 1,737	[1]	$ 234	[1]
Quigley Co, Inc., a wholly owned subsidiary [Member]
Income Taxes [Line Items]
Legal matter, asbestos litigation			$ 1,300

[1]	In 2011, primarily relates to charges for hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.

Taxes on Income - Provision for Taxes on Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income Taxes [Line Items]
Provision for taxes on income	$ 4,023	[1]	$ 1,071	[1]	$ 2,145	[1]
United States [Member]
Income Taxes [Line Items]
Current federal income taxes	1,349		(2,763)		10,151
Current state and local income taxes	208		(315)		68
Deferred federal income taxes	349		2,010		(10,005)
Deferred state and local income taxes	(242)		(6)		(93)
Total U.S. tax provision/(benefit)	1,664	[2],[3],[4]	(1,074)	[2],[3],[4]	121	[2],[3],[4]
International [Member]
Income Taxes [Line Items]
Current income taxes	2,202		2,212		1,516
Deferred income taxes	157		(67)		508
Total international tax provision	$ 2,359		$ 2,145		$ 2,024

[1]	In 2011, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of King are excluded. In 2010 and 2009, federal, state and international net tax liabilities assumed or established on the date of the acquisition primarily of Wyeth are excluded. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth and Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.)
[2]	In 2011, the Federal deferred income tax expense includes approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes.)
[3]	In 2010, the Federal current income tax benefit is primarily due to the tax benefit recorded in connection with our $1.4 billion settlement with the U.S. Internal Revenue Service and the reversal of $600 million of accruals related to interest on these unrecognized tax benefits. (See below). The Federal deferred income tax expense includes approximately $2.5 billion as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be permanently reinvested overseas. (See Note 5C. Taxes on Income: Deferred Taxes).
[4]	In 2009, virtually all of the Federal current income tax expense was due to increased tax costs associated with certain business decisions executed to finance the Wyeth acquisition, including the decision to repatriate certain funds earned outside of the U.S. In addition, virtually all of the Federal deferred income tax benefit was due to a reduction of deferred tax liabilities recorded in connection with our acquisition of Wyeth. (See Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

Taxes on Income - Provision for Taxes on Income (Parenthetical) (Detail) (USD $) In Billions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Line Items]
Deferred income taxes on certain current-year funds earned outside of the U.S.	$ 2.1	$ 2.5

Taxes on Income Narrative (Detail) (USD $)	12 Months Ended						3 Months Ended	12 Months Ended			12 Months Ended		3 Months Ended	12 Months Ended		3 Months Ended	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Sep. 27, 2009 Bextra And Certain Other Investigations [Member]	Dec. 31, 2009 Vicuron [Member]	Dec. 31, 2011 Gross Accrued Interest [Member]	Dec. 31, 2010 Gross Accrued Interest [Member]	Dec. 31, 2011 Various foreign tax authorities [Member]	Dec. 31, 2010 Various foreign tax authorities [Member]	Dec. 31, 2010 U.S. Internal Revenue Service [Member]	Dec. 31, 2011 U.S. Internal Revenue Service [Member]	Dec. 31, 2010 U.S. Internal Revenue Service [Member]	Apr. 03, 2011 U.S. Internal Revenue Service [Member] Wyeth [Member]	Dec. 31, 2011 Hormone Therapy Product Liability Litigation [Member]	Dec. 31, 2011 US Health Care Legislation [Member]	Dec. 31, 2010 US Health Care Legislation [Member]	Dec. 31, 2010 Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2011 International [Member]
Income Taxes [Line Items]
Tax benefits for resolution of certain tax positions							$ 174,000,000				$ 190,000,000	$ 320,000,000	$ 1,400,000,000	$ 80,000,000		$ 80,000,000	$ 270,000,000			$ 506,000,000
Interest on unrecognized tax benefits			545,000,000								77,000,000	140,000,000			600,000,000
Interest expense related to our unrecognized tax benefits	203,000,000				191,000,000
Gross accrued interest	951,000,000		952,000,000
Unrecognized accrued interest decrease as a result of cash payments	203,000,000
Selling, informational and administrative expenses	19,468,000,000	[1]	19,480,000,000	[1]	14,752,000,000	[1]												248,000,000
Deferred tax asset write - off																			270,000,000
Tax effect of loss on sale								(556,000,000)
Unremitted Earnings Tax Liability Not Recognized Amount																					63,000,000,000
Unrecognized Tax Benefits Net Liabilities	6,100,000,000		5,800,000,000
Unrecognized Tax Benefits Assets	1,200,000,000		1,000,000,000
Estimated decrease of gross unrecognized tax benefits within the next 12 months	500,000,000
Income taxes payable	1,013,000,000		951,000,000						120,000,000	112,000,000
Taxes and other current assets	9,441,000,000		9,440,000,000						2,000,000	122,000,000
Other taxes payable	$ 6,886,000,000		$ 6,245,000,000						$ 829,000,000	$ 718,000,000

[1]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.

Taxes on Income - Tax Rate Reconciliation (Detail)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income Taxes [Line Items]
U.S. statutory income tax rate	35.00%		35.00%		35.00%
Taxation of non-U.S. operations	(3.30%)	[1]	2.20%	[1]	(9.40%)	[1]
Resolution of certain tax positions	(2.70%)	[2]	(26.40%)	[2]
Sales of biopharmaceutical companies	0.20%	[3]			(5.10%)	[3]
U.S. Healthcare Legislation	0.70%	[3]	2.80%	[3]
U.S. research tax credit and manufacturing deduction	(0.90%)		(2.30%)		(1.30%)
Legal settlements			0.40%	[3]	(1.60%)	[3]
Acquired IPR&D			0.50%	[4]	0.20%	[4]
Wyeth acquisition-related costs			0.50%	[3]	2.40%	[3]
All other-net	2.50%		(1.20%)		(0.10%)
Effective tax rate for income from continuing operations	31.50%		11.50%		20.10%

[1]	For taxation of non-U.S. operations, this rate impact reflects the fact that we operate manufacturing subsidiaries in Puerto Rico, Ireland, and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Ireland, we benefited from an incentive tax rate effective through 2010 on income from manufacturing operations. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing operations. The rate impact also reflects the jurisdictional location of earnings, the costs of certain repatriation decisions and uncertain tax positions.
[2]	For a discussion about the resolution of certain tax positions, see Note 5D. Taxes on Income: Tax Contingencies.
[3]	For a discussion about the sales of the biopharmaceutical companies, the impact of U.S. Healthcare Legislation, legal settlements and Wyeth acquisition related costs, see Note 5A. Taxes on Income: Taxes on Income.
[4]	The charges for acquired IPR&D are primarily not deductible for tax purposes.

Taxes on Income - Deferred Taxes (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Income Taxes [Line Items]
Prepaid/deferred items - Deferred tax liabilities	$ (211)		$ (112)
Inventories - Deferred tax liabilities	(52)		(59)
Intangibles - Deferred tax liabilities	(16,014)		(17,104)
Property, plant and equipment - Deferred tax liabilities	(1,326)		(2,146)
Employee benefits - Deferred tax liabilities	(524)		(56)
Restructurings and other charges - Deferred tax liabilities	(95)		(70)
Unremitted earnings - Deferred tax liabilities	(11,699)		(9,524)
All other - Deferred tax liabilities	(125)		(554)
Subtotal - Deferred tax liabilities	(30,046)		(29,625)
Total deferred taxes - Deferred tax liabilities	(30,046)		(29,625)
Net deferred tax liability	(14,635)	[1],[2]	(14,604)	[1],[2]
Prepaid/deferred items - Deferred tax assets	1,611		1,321
Inventories - Deferred tax assets	324		132
Intangibles - Deferred tax assets	1,713		1,165
Property, plant and equipment - Deferred tax assets	226		420
Employee benefits - Deferred tax assets	4,285		4,479
Restructurings and other charges - Deferred tax assets	554		1,359
Legal and product liability reserves - Deferred tax assets	1,812		1,411
Net operating loss/credit carryforwards - Deferred tax assets	4,414		4,575
State and local tax adjustments - Deferred tax assets	476		452
All other - Deferred tax assets	1,197		601
Subtotal - Deferred tax assets	16,612		15,915
Valuation allowance	(1,201)		(894)
Total deferred taxes - Deferred tax assets	$ 15,411		$ 15,021

[1]	2011 vs. 2010 - The net deferred tax liability position in 2011 was about the same as 2010 and reflects an increase in noncurrent deferred tax liabilities related to intangibles established in connection with our acquisition of King and an increase in noncurrent deferred tax liabilities on unremitted earnings, partially offset by the reduction in noncurrent deferred tax liabilities related to the amortization of identifiable intangibles, and an increase in current deferred tax assets established as a result of litigation charges related to hormone therapy.
[2]	In 2011, included in Taxes and other current assets ($4.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($291 million) and Noncurrent deferred tax liabilities ($19.6 billion). In 2010, included in Taxes and other current assets ($3.0 billion), Taxes and other noncurrent assets ($1.2 billion), Other current liabilities ($108 million) and Noncurrent deferred tax liabilities ($18.6 billion).

Taxes on Income - Deferred Taxes (Parenthetical) (Detail) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Line Items]
Taxes and other current assets	$ 4,000,000,000	$ 3,000,000,000
Taxes and other noncurrent assets	1,200,000,000	1,200,000,000
Other current liabilities	291,000,000	108,000,000
Noncurrent deferred tax liabilities	$ 19,597,000,000	$ 18,628,000,000

Taxes on Income - Reconciliation of Gross Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Income Tax Contingency [Line Items]
Beginning Balance	$ (6,759)	[1]	$ (7,657)	[1]	$ (5,372)
Acquisitions	(72)	[2]	(49)	[2]	(1,785)	[2]
Increases based on tax positions taken during a prior period	(502)	[3]	(513)	[3]	(79)	[3]
Decreases based on tax positions taken during a prior period	271	[3],[4]	2,384	[3],[4]	38	[3],[4]
Decreases based on cash payments for a prior period	575		280
Increases based on tax positions taken during the current period	(855)	[3]	(1,396)	[3]	(941)	[3]
Decreases based on tax positions taken during the current period					712
Impact of foreign exchange	(89)		104		(284)
Other, net	122	[5]	88	[5]	54	[5]
Ending Balance	$ (7,309)	[1]	$ (6,759)	[1]	$ (7,657)	[1]

[1]	In 2011, included in Income taxes payable ($357 million), Taxes and other current assets ($11 million), Taxes and other noncurrent assets ($225 million), Noncurrent deferred tax liabilities ($677 million) and Other taxes payable ($6.0 billion). In 2010, included in Income taxes payable ($421 million), Taxes and other current assets ($279 million), Taxes and other noncurrent assets ($169 million), Noncurrent deferred tax liabilities ($369 million) and Other taxes payable ($5.5 billion).
[2]	The amount in 2011 primarily relates to the acquisition of King and the amounts in 2010 and 2009 primarily relate to the acquisition of Wyeth.
[3]	Primarily included in Provision for taxes on income.
[4]	In 2011, 2010, and 2009, the decreases are primarily a result of effectively settling certain issues with the U.S. and foreign tax authorities. See discussions below.
[5]	Primarily includes decreases as a result of a lapse of applicable statutes of limitations.

Taxes on Income - Reconciliation of Gross Unrecognized Tax Benefits (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Income Tax Contingency [Line Items]
Income taxes payable	$ 1,013	$ 951
Taxes and other current assets	9,441	9,440
Taxes and other noncurrent assets	4,979	4,126
Noncurrent deferred tax liabilities	19,597	18,628
Other taxes payable	6,886	6,245
Unrecognized Tax Benefit [Member]
Income Tax Contingency [Line Items]
Income taxes payable	357	421
Taxes and other current assets	11	279
Taxes and other noncurrent assets	225	169
Noncurrent deferred tax liabilities	677	369
Other taxes payable	$ 6,000	$ 5,500

Other Comprehensive Income/(Loss) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Comprehensive Income (Loss) [Line Items]
Beginning Balance	$ (3,440)
Other comprehensive income/(loss)-Pfizer Inc.:
Total other comprehensive income/(loss)	(734)		(3,987)		5,127
Ending Balance	(4,129)		(3,440)
NET UNREALIZED GAINS/(LOSSES) [Member] | CURRENCY TRANSLATION ADJUSTMENT AND OTHER [Member]
Comprehensive Income (Loss) [Line Items]
Beginning Balance	169		3,550		(1,389)
Other comprehensive income/(loss)-Pfizer Inc.:
Foreign currency translation adjustments	837		(3,544)		4,978
Reclassification adjustments to income	(127)	[1]	(7)	[1]	5	[1]
Other	4		5		2
Income taxes	61		165		(46)
Ending Balance	944		169		3,550
NET UNREALIZED GAINS/(LOSSES) [Member] | DERIVATIVE FINANCIAL INSTRUMENTS [Member]
Comprehensive Income (Loss) [Line Items]
Beginning Balance	(208)		6		28
Other comprehensive income/(loss)-Pfizer Inc.:
Unrealized holding gains/(losses)	(502)		(1,043)		291
Reclassification adjustments to income	239	[1]	702	[1]	(299)	[1]
Income taxes	110		127		(14)
Ending Balance	(361)		(208)		6
NET UNREALIZED GAINS/(LOSSES) [Member] | AVAILABLE-FOR-SALE SECURITIES [Member]
Comprehensive Income (Loss) [Line Items]
Beginning Balance	157		269		(86)
Other comprehensive income/(loss)-Pfizer Inc.:
Unrealized holding gains/(losses)	(143)		7		576
Reclassification adjustments to income	15	[1]	(141)	[1]	(143)	[1]
Income taxes	17		22		(78)
Ending Balance	46		157		269
BENEFIT PLANS [Member] | ACTUARIAL GAINS/(LOSSES) [Member]
Comprehensive Income (Loss) [Line Items]
Beginning Balance	(3,947)		(3,367)		(3,132)
Other comprehensive income/(loss)-Pfizer Inc.:
Actuarial gains/(losses) and other benefit plan items	(2,459)		(1,426)		(701)
Amortization of actuarial losses and other benefit plan items	284		262		291
Curtailments and settlements-net	355		266		390
Other	(100)		88		(196)
Income taxes	747		230		(19)
Ending Balance	(5,120)		(3,947)		(3,367)
BENEFIT PLANS [Member] | PRIOR SERVICE (COSTS)/CREDITS AND OTHER [Member]
Comprehensive Income (Loss) [Line Items]
Beginning Balance	389		94		10
Other comprehensive income/(loss)-Pfizer Inc.:
Actuarial gains/(losses) and other benefit plan items	106		550		154
Amortization of actuarial losses and other benefit plan items	(69)		(42)		(6)
Curtailments and settlements-net	(91)		(49)		(5)
Other	3		5		(3)
Income taxes	24		(169)		(56)
Ending Balance	362		389		94
ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS) [Member]
Comprehensive Income (Loss) [Line Items]
Beginning Balance	(3,440)		552		(4,569)
Other comprehensive income/(loss)-Pfizer Inc.:
Foreign currency translation adjustments	837		(3,544)		4,978
Unrealized holding gains/(losses)	(645)		(1,036)		867
Reclassification adjustments to income	127	[1]	554	[1]	(437)	[1]
Actuarial gains/(losses) and other benefit plan items	(2,353)		(876)		(547)
Amortization of actuarial losses and other benefit plan items	215		220		285
Curtailments and settlements-net	264		217		385
Other	(93)		98		(197)
Income taxes	959		375		(213)
Total other comprehensive income/(loss)	(689)	[2]	(3,992)	[2]	5,121	[2]
Ending Balance	$ (4,129)		$ (3,440)		$ 552

[1]	The currency translation adjustments reclassified to income resulted from the sale of legal entities.
[2]	Amounts do not include adjustments attributable to noncontrolling interests of $45 million loss in 2011, $5 million income in 2010 and $6 million income in 2009.

Other Comprehensive Income/(Loss) (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive Income (Loss) [Line Items]
Adjustments attributable to noncontrolling interests	$ 45	$ (5)	$ (6)

Other Comprehensive Income/(Loss) Narrative (Detail) (ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS) [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS) [Member]
Comprehensive Income (Loss) [Line Items]
Unrealized holding gains on derivative financials instruments	$ 21
Actuarial losses related to benefit plan obligations and plan assets and other benefit plan items	466
Prior service credits related primarily to benefit plan amendments	$ 75

Financial Instruments Assets and Liabilities Measured on Recurring Basis (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Other selected financial assets:
Held-to-maturity debt securities, carried at amortized cost	$ 1,155	[1]	$ 1,178	[1]
Private equity securities, carried as equity method or at cost	1,020	[2]	1,134	[2]
Short-term loans, carried at cost	51	[3]	467	[3]
Long-term loans, carried at cost	381	[3]	299	[3]
Total other selected financial assets	2,607	[4]	3,078	[4]
Total	35,026		38,622
Other financial liabilities:
Short-term borrowings, carried at historical proceeds, as adjusted	4,018	[4],[5]	5,603	[4],[5]
Long-term debt, carried at historical proceeds, as adjusted	34,931	[6],[7]	38,410	[6],[7]
Total other financial liabilities	38,949	[8]	44,013	[8]
Total	40,714		44,897
Fair Value, Measurements, Recurring [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	32,419	[9]	35,544	[9]
Selected financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	1,765	[9]	884	[9]
Fair Value, Measurements, Recurring [Member] | Trading securities [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	154	[10]	173	[10]
Fair Value, Measurements, Recurring [Member] | AVAILABLE-FOR-SALE SECURITIES [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	29,179	[1]	32,699	[1]
Fair Value, Measurements, Recurring [Member] | Available-for-sale money market funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	1,370	[11]	1,217	[11]
Fair Value, Measurements, Recurring [Member] | Available-for-sale equity securities, excluding money market funds [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Financial assets measured at fair value on a recurring basis	317	[1]	230	[1]
Fair Value, Measurements, Recurring [Member] | Interest rate swaps [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets measured at fair value on a recurring basis	1,033	[12]	603	[12]
Selected financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	14	[13]	4	[13]
Fair Value, Measurements, Recurring [Member] | Foreign currency forward-exchange contracts [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets measured at fair value on a recurring basis	349	[12]	494	[12]
Selected financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	355	[13]	257	[13]
Fair Value, Measurements, Recurring [Member] | Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets measured at fair value on a recurring basis	17	[12]	128	[12]
Selected financial instruments measured at fair value on a recurring basis:
Financial liabilities measured at fair value on a recurring basis	$ 1,396	[13]	$ 623	[13]

[1]	Gross unrealized gains and losses are not significant.
[2]	Our private equity securities represent investments in the life sciences sector.
[3]	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor's (S&P) ratings that are virtually all AA or better).
[4]	The differences between the estimated fair values and carrying values of these financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2011 or December 31, 2010.
[5]	Includes foreign currency borrowings with fair values of $2 billion at December 31, 2010, which are used as hedging instruments.
[6]	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
[7]	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.
[8]	Some carrying amounts may include adjustments for discount or premium amortization or for the effect of interest rate swaps designated as hedges.
[9]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value). All of our financial assets and liabilities measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value, except that included in available-for-sale equity securities, excluding money market funds, are $85 million as of December 31, 2011 and $105 million as of December 31, 2010 of investments that use Level 1 inputs in the calculation of fair value, and $25 million as of December 31, 2011 that use Level 3 inputs.
[10]	Trading securities are held in trust for legacy business acquisition severance benefits.
[11]	Includes approximately $625 million as of December 31, 2011 and December 31, 2010 of money market funds held in escrow to secure certain of Wyeth's payment obligations under its 1999 Nationwide Class Action Settlement Agreement, which relates to litigation against Wyeth concerning its former weight-loss products, Redux and Pondimin.
[12]	Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $169 million and interest rate swaps with fair values of $8 million at December 31, 2011; and foreign currency forward-exchange contracts with fair values of $326 million and foreign currency swaps with fair values of $17 million at December 31, 2010.
[13]	Designated as hedging instruments, except for certain foreign currency contracts used as offsets; namely, foreign currency forward-exchange contracts with fair values of $141 million and foreign currency swaps with fair values of $123 million at December 31, 2011; and foreign currency forward-exchange contracts with fair values of $186 million and foreign currency swaps with fair values of $93 million at December 31, 2010.

Financial Instruments Assets and Liabilities Measured on Recurring Basis (Parenthetical) (Detail) (USD $)	Dec. 31, 2011		Dec. 31, 2010
Footnotes to selected financial assets and liabilities:
Fair value of long-term debt	$ 40,100,000,000		$ 42,300,000,000
Short-term borrowings, carried at historical proceeds, as adjusted	4,018,000,000	[1],[2]	5,603,000,000	[1],[2]
Long-term debt, carried at historical proceeds, as adjusted	34,931,000,000	[3],[4]	38,410,000,000	[3],[4]
Wyeth [Member]
Footnotes to selected financial assets and liabilities:
Money market funds held in escrow	625,000,000		625,000,000
Interest rate swaps [Member]
Footnotes to selected financial assets and liabilities:
Instruments used as offsets (assets)	8,000,000
Foreign currency forward-exchange contracts [Member]
Footnotes to selected financial assets and liabilities:
Instruments used as offsets (assets)	169,000,000		326,000,000
Instruments used as offsets (liabilities)	141,000,000		186,000,000
Foreign Exchange Contract [Member]
Footnotes to selected financial assets and liabilities:
Instruments used as offsets (assets)			17,000,000
Instruments used as offsets (liabilities)	123,000,000		93,000,000
Fair value inputs Level 1 [Member]
Footnotes to selected financial assets and liabilities:
Available for sale equity securities, excluding money market funds	85,000,000		105,000,000
Fair value inputs Level 3 [Member]
Footnotes to selected financial assets and liabilities:
Available for sale equity securities, excluding money market funds	25,000,000
Foreign Currency Borrowings Designated As Hedging Instruments Short Term Liability At Fair Value [Member]
Footnotes to selected financial assets and liabilities:
Short-term borrowings, carried at historical proceeds, as adjusted			2,000,000,000
Foreign Currency Debt Designated As Hedging Instruments Long Term Liability At Fair Value [Member]
Footnotes to selected financial assets and liabilities:
Long-term debt, carried at historical proceeds, as adjusted	$ 919,000,000		$ 880,000,000

[1]	The differences between the estimated fair values and carrying values of these financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2011 or December 31, 2010.
[2]	Includes foreign currency borrowings with fair values of $2 billion at December 31, 2010, which are used as hedging instruments.
[3]	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
[4]	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.

Financial Instruments by Balance Sheet Grouping (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Assets
Cash and cash equivalents	$ 900		$ 906
Short-term investments	23,219		26,277
Short-term loans	51	[1]	467	[1]
Long-term investments and loans	9,457		9,747
Taxes and other current assets	357	[2]	515	[2]
Taxes and other noncurrent assets	1,042	[3]	710	[3]
Total	35,026		38,622
Liabilities
Short-term borrowings, including current portion of long-term debt	4,018	[4],[5]	5,603	[4],[5]
Other current liabilities	459	[6]	339	[6]
Long-term debt	34,931	[7],[8]	38,410	[7],[8]
Other noncurrent liabilities	1,306	[9]	545	[9]
Total	$ 40,714		$ 44,897

[1]	Our short-term and long-term loans are due from companies with highly rated securities (Standard & Poor's (S&P) ratings that are virtually all AA or better).
[2]	As of December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million) and, as of December 31, 2010, include foreign currency forward-exchange contracts ($494 million) and foreign currency swaps ($21 million).
[3]	As of December 31, 2011, derivative instruments at fair value include interest rate swaps ($1.0 billion) and foreign currency swaps ($17 million) and, as of December 31, 2010, include interest rate swaps ($603 million) and foreign currency swaps ($107 million).
[4]	The differences between the estimated fair values and carrying values of these financial assets and liabilities not measured at fair value on a recurring basis were not significant as of December 31, 2011 or December 31, 2010.
[5]	Includes foreign currency borrowings with fair values of $2 billion at December 31, 2010, which are used as hedging instruments.
[6]	At December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million) and, at December 31, 2010, include foreign currency forward-exchange contracts ($257 million), foreign currency swaps ($79 million) and interest rate swaps ($3 million).
[7]	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
[8]	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.
[9]	At December 31, 2011, derivative instruments at fair value include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million) and, at December 31, 2010, include foreign currency swaps ($544 million) and interest rate swaps ($1 million).

Financial Instruments by Balance Sheet Grouping (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Taxes and other current assets	$ 357	[1]	$ 515	[1]
Taxes and other noncurrent assets	1,042	[2]	710	[2]
Other current liabilities	459	[3]	339	[3]
Other noncurrent liabilities	1,306	[4]	545	[4]
Foreign Exchange Contract [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Taxes and other current assets			21
Taxes and other noncurrent assets	17		107
Other current liabilities	104		79
Other noncurrent liabilities	1,300		544
Foreign currency forward-exchange contracts [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Taxes and other current assets	349		494
Other current liabilities	355		257
Interest rate swaps [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Taxes and other current assets	8
Taxes and other noncurrent assets	1,000		603
Other current liabilities			3
Other noncurrent liabilities	$ 14		$ 1

[1]	As of December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($349 million) and interest rate swaps ($8 million) and, as of December 31, 2010, include foreign currency forward-exchange contracts ($494 million) and foreign currency swaps ($21 million).
[2]	As of December 31, 2011, derivative instruments at fair value include interest rate swaps ($1.0 billion) and foreign currency swaps ($17 million) and, as of December 31, 2010, include interest rate swaps ($603 million) and foreign currency swaps ($107 million).
[3]	At December 31, 2011, derivative instruments at fair value include foreign currency forward-exchange contracts ($355 million) and foreign currency swaps ($104 million) and, at December 31, 2010, include foreign currency forward-exchange contracts ($257 million), foreign currency swaps ($79 million) and interest rate swaps ($3 million).
[4]	At December 31, 2011, derivative instruments at fair value include foreign currency swaps ($1.3 billion) and interest rate swaps ($14 million) and, at December 31, 2010, include foreign currency swaps ($544 million) and interest rate swaps ($1 million).

Financial Instruments - Investments in Debt Securities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Debt securities maturities within 1 year	$ 23,370
Debt securities maturities over 1 to 5 years	6,414
Debt securities maturities over 5 to 10 years	550
Total debt securities	30,334
Held-to-maturity debt securities maturities total	1,155	[1]	1,178	[1]
Certificates of deposit and other [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Held-to-maturity debt securities maturities within 1 year	1,150
Held-to-maturity debt securities with maturities over 1 to 5 years	5
Held-to-maturity debt securities maturities total	1,155
Western European, Scandinavian and other government debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for- sale debt securities maturities within 1 year	9,895
Available-for-sale debt securities maturities over 1 to 5 years	1,177
Available-for-sale debt securities maturities total	11,072
Corporate debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for- sale debt securities maturities within 1 year	3,921	[2]
Available-for-sale debt securities maturities over 1 to 5 years	2,321	[2]
Available-for-sale debt securities maturities over 5 to 10 years	284	[2]
Available-for-sale debt securities maturities total	6,526	[2]
U.S. Government debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for- sale debt securities maturities within 1 year	5,431
Available-for-sale debt securities maturities over 5 to 10 years	257
Available-for-sale debt securities maturities total	5,688
Supranational debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for- sale debt securities maturities within 1 year	1,872
Available-for-sale debt securities maturities over 1 to 5 years	433
Available-for-sale debt securities maturities total	2,305
Federal Home Loan Mortgage Corporation and Federal National Mortgage Association asset-backed securities [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for-sale debt securities maturities over 1 to 5 years	2,225
Available-for-sale debt securities maturities over 5 to 10 years	9
Available-for-sale debt securities maturities total	2,234
Western European and other government agency debt [Member]
Schedule of Available for sale Securities and Held to maturity Securities [Line Items]
Available-for- sale debt securities maturities within 1 year	1,101
Available-for-sale debt securities maturities over 1 to 5 years	253
Available-for-sale debt securities maturities total	$ 1,354

[1]	Gross unrealized gains and losses are not significant.
[2]	Primarily issued by above-investment-grade institutions in the financial services sector.

Financial Instruments Narrative (Detail) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Jun. 28, 2009	Jun. 03, 2009 Wyeth [Member]	Mar. 24, 2009 Wyeth [Member]	Dec. 31, 2011 Unused Lines of Credit [Member]	Dec. 31, 2011 Unused Lines of Credit [Member] Expire in 2016 [Member]	Dec. 31, 2011 Commercial Paper [Member]	Dec. 31, 2010 Commercial Paper [Member]	Dec. 31, 2011 Foreign Exchange Contract [Member]	Dec. 31, 2011 Foreign Exchange Contract [Member] United Kingdom [Member] Maturing in 2038 [Member]	Dec. 31, 2011 Interest Rate Contract [Member]	Dec. 31, 2011 Credit Risk Contract [Member]	Dec. 31, 2011 Derivative Instruments Issued By Counterparties [Member]
Short - Term Borrowings:
Weighted-average effective interest rate on short-term borrowings outstanding	0.20%	2.80%
Commercial paper outstanding								$ 2,700,000,000	$ 1,200,000,000
Line of credit, maximum borrowing capacity	9,400,000,000
Line of credit, current borrowing capacity before expiration	2,300,000,000
Line of credit, remaining borrowing capacity						8,600,000,000
Line of credit, remaining borrowing capacity, amount lenders have committed to loan us						7,500,000,000
Line of credit, current borrowing capacity able to support commercial paper borrowings before expiration							7,000,000,000
Derivative Financial Instruments and Hedging Activities
Aggregate notional amount of foreign exchange derivative financial instruments										48,100,000,000
Notional amount of foreign exchange derivative financial instruments											2,300,000,000
Aggregate notional amount of interest rate derivative financial instruments												10,600,000,000
Credit Risk Derivatives
Aggregate fair value of net derivative liabilities													502,000,000
Posted collateral													555,000,000
Additional collateral													46,000,000
Concentration risk maximum exposure														2,800,000,000
Securities received as collateral														491,000,000
Senior unsecured notes			$ 24,000,000,000	$ 10,500,000,000	$ 13,500,000,000

Financial Instruments - Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Debt Instrument [Line Items]
Long-term debt	$ 34,931	[1],[2]	$ 38,410	[1],[2]
Current portion not included above	6		3,502
Senior Unsecured Debt At 6.20 March 2019 [Member]
Debt Instrument [Line Items]
Long-term debt	3,248	[3]	3,247	[3]
Debt instrument, rate	6.20%	[3]
Senior Unsecured Debt At 5.35 March 2015 [Member]
Debt Instrument [Line Items]
Long-term debt	3,069	[3]	3,000	[3]
Debt instrument, rate	5.35%	[3]
Senior Unsecured Debt At 7.20 March 2039 [Member]
Debt Instrument [Line Items]
Long-term debt	2,948	[3]	2,564	[3]
Debt instrument, rate	7.20%	[3]
Senior Unsecured Debt At 4.75 Euro June 2016 [Member]
Debt Instrument [Line Items]
Long-term debt	2,583	[4]	2,665	[4]
Debt instrument, rate	4.75%	[4]
Senior Unsecured Debt At 5.75 Euro June 2021 [Member]
Debt Instrument [Line Items]
Long-term debt	2,581	[4]	2,662	[4]
Debt instrument, rate	5.75%	[4]
Senior Unsecured Debt At 3.625 Euro June 2013 [Member]
Debt Instrument [Line Items]
Long-term debt	2,392	[4]	2,466	[4]
Debt instrument, rate	3.63%	[4]
Senior Unsecured Debt At 6.50 U.K. Pound June 2038 [Member]
Debt Instrument [Line Items]
Long-term debt	2,306	[4]	2,306	[4]
Debt instrument, rate	6.50%	[4]
Senior Unsecured Debt At 5.95 April 2037 [Member]
Debt Instrument [Line Items]
Long-term debt	2,088		2,089
Debt instrument, rate	5.95%
Senior Unsecured Debt At 5.50 February 2014 [Member]
Debt Instrument [Line Items]
Long-term debt	1,893		1,921
Debt instrument, rate	5.50%
Senior Unsecured Debt At 5.50 March 2013 [Member]
Debt Instrument [Line Items]
Long-term debt	1,564		1,608
Debt instrument, rate	5.50%
Senior Unsecured Debt At 4.55 Euro May 2017 [Member]
Debt Instrument [Line Items]
Long-term debt	1,325		1,322
Debt instrument, rate	4.55%
Senior Unsecured Debt At 4.75 Euro December 2014 [Member]
Debt Instrument [Line Items]
Long-term debt	1,266		1,302
Debt instrument, rate	4.75%
Senior Unsecured Debt At 5.50 February 2016 [Member]
Debt Instrument [Line Items]
Long-term debt	1,061		1,074
Debt instrument, rate	5.50%
Senior Unsecured Debt At 4.45 March 2012 [Member]
Debt Instrument [Line Items]
Long-term debt			3,543	[5]
Debt instrument, rate	4.45%	[5]
Notes And Other Debt At 5.28 2012-2018 [Member]
Debt Instrument [Line Items]
Long-term debt	2,302	[6]	2,342	[6]
Debt instrument, rate	5.28%	[6]
Notes And Other Debt At 6.51 2021-2036 [Member]
Debt Instrument [Line Items]
Long-term debt	3,440	[7]	3,464	[7]
Debt instrument, rate	6.51%	[7]
Foreign currency notes and other foreign currency debt with a weighted average interest rate 2.48 2014-2016 [Member]
Debt Instrument [Line Items]
Long-term debt	$ 865	[8]	$ 835	[8]
Debt instrument, rate	2.48%	[8]

[1]	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
[2]	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.
[3]	Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at the U.S. Treasury rate plus 0.50% plus, in each case, accrued and unpaid interest.
[4]	Instrument is callable by us at any time at the greater of 100% of the principal amount or the sum of the present values of the remaining scheduled payments of principal and interest discounted at a comparable government bond rate plus 0.20% plus, in each case, accrued and unpaid interest.
[5]	At December 31, 2011, the note was called.
[6]	Contains debt issuances with a weighted-average maturity of approximately 5 years.
[7]	Contains debt issuances with a weighted-average maturity of approximately 18 years.
[8]	Contains debt issuances with a weighted-average maturity of approximately 4 years.

Financial Instruments - Long-Term Debt (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2011
Senior Unsecured Debt At 6.20 March 2019 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	0.50%
Senior Unsecured Debt At 5.35 March 2015 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	0.50%
Senior Unsecured Debt At 7.20 March 2039 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	0.50%
Senior Unsecured Debt At 4.45 March 2012 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable US Treasury Rate Margin Percentage	0.50%
Senior Unsecured Debt At 4.75 Euro June 2016 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	0.20%
Senior Unsecured Debt At 5.75 Euro June 2021 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	0.20%
Senior Unsecured Debt At 3.625 Euro June 2013 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	0.20%
Senior Unsecured Debt At 6.50 U.K. Pound June 2038 [Member]
Debt Instrument [Line Items]
Debt Instrument Callable Principal Amount Percentage	100.00%
Debt Instrument Callable Government Bond Rate Margin Percentage	0.20%
Notes And Other Debt At 5.28 2012-2018 [Member]
Debt Instrument [Line Items]
Long Term Debt Weighted Average Maturity	5
Notes And Other Debt At 6.51 2021-2036 [Member]
Debt Instrument [Line Items]
Long Term Debt Weighted Average Maturity	18
Foreign currency notes and other foreign currency debt with a weighted average interest rate 2.48 2014-2016 [Member]
Debt Instrument [Line Items]
Long Term Debt Weighted Average Maturity	4

Financial Instruments - Long-Term Debt Outstanding Maturities (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Debt Instrument [Line Items]
2013	$ 3,964
2014	3,987
2015	3,074
2016	4,500
AFTER 2016	19,406
TOTAL	$ 34,931	[1],[2]	$ 38,410	[1],[2]

[1]	Includes foreign currency debt with fair values of $919 million at December 31, 2011 and $880 million at December 31, 2010, which are used as hedging instruments.
[2]	The fair value of our long-term debt is $40.1 billion at December 31, 2011 and $42.3 billion at December 31, 2010.

Financial Instruments - Derivative Financial Instruments and Hedging Activities (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID	$ (239)	[1],[2]	$ (702)	[1],[2]
Cash Flow Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID	(243)	[1],[2]	(704)	[1],[2]
All other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Reclassified from OCI into OID	4	[1],[2]	2	[1],[2]
Other Comprehensive Income (Loss) [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	(660)	[1],[2]	(1,489)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Net Investment Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	(1,059)	[1],[2]	(97)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Net Investment Hedging [Member] | Foreign currency short-term borrowings [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Non - Derivative Financial Instruments Gains/(Losses) Recognized in OCI	940	[1],[2]	(241)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Net Investment Hedging [Member] | Foreign currency long-term debt [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Non - Derivative Financial Instruments Gains/(Losses) Recognized in OCI	(41)	[1],[2]	(91)	[1],[2]
Other Comprehensive Income (Loss) [Member] | Cash Flow Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	(496)	[1],[2]	(1,054)	[1],[2]
Other Comprehensive Income (Loss) [Member] | All other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OCI	(4)	[1],[2]	(6)	[1],[2]
Other Income Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	(132)	[1],[3],[4]	(434)	[1],[3],[4]
Other Income Expense [Member] | Net Investment Hedging [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	7	[1],[3],[4]	(1)	[1],[3],[4]
Other Income Expense [Member] | Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	106	[1],[3],[4]	20	[1],[3],[4]
Other Income Expense [Member] | Not Designated as Hedging Instrument [Member] | Foreign currency forward-exchange contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	(260)	[1],[3],[4]	(454)	[1],[3],[4]
Other Income Expense [Member] | All other, net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Financial Instruments Gains/(Losses) Recognized in OID	$ 15	[1],[3],[4]	$ 1	[1],[3],[4]

[1]	OID = Other (income)/deductions--net, included in the income statement account, Other deductions-net. OCI = Other comprehensive income/(loss), included in the balance sheet account Accumulated other comprehensive loss.
[2]	Amounts presented represent the effective portion of the gain or loss. For derivative financial instruments in cash flow hedge relationships, the effective portion is included in Other comprehensive income/(loss)-derivative financial instruments. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)--currency translation adjustment and other.
[3]	Also includes gains and losses attributable to the hedged risk in fair value hedged relationships.
[4]	There was no significant ineffectiveness for any of the periods presented.

Inventories (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Inventories [Line Items]
Finished goods	$ 2,765		$ 3,665
Work-in-process	4,119		3,727
Raw materials and supplies	885		883
Total inventories	$ 7,769	[1],[2]	$ 8,275	[1],[2]

[1]	The decrease in total inventories is primarily due to the inventory sold during 2011 that was acquired from Wyeth and had been recorded at fair value, partially offset by the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.
[2]	Certain amounts of inventories are in excess of one year's supply. There are no recoverability issues associated with those amounts.

Inventories (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2011
Inventories [Line Items]
Excess inventories	Certain inventories are in excess of one year's supply

Property, Plant and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2011 Building [Member] Year	Dec. 31, 2011 Machinery and equipment [Member] Year	Dec. 31, 2011 Furniture, fixtures and other [Member] Year
Property, Plant and Equipment [Line Items]
USEFUL LIVES (YEARS), MINIMUM					33.33	8	3
USEFUL LIVES (YEARS), MAXIMUM					50	20	12.5
Land	$ 747		$ 791
Buildings	12,804		13,200
Machinery and equipment	11,541		11,744
Furniture, fixtures and other	4,291		4,643
Construction in progress	1,139		999
Total property, plant and equipment before accumulated depreciation	30,522		31,377
Less: Accumulated depreciation	13,584		12,732
Total property, plant and equipment	$ 16,938	[1]	$ 18,645	[1]

[1]	The decrease in total property, plant and equipment is primarily due to depreciation, disposals and impairments, partially offset by capital additions, the impact of foreign exchange and the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).

Goodwill and Other Intangible Assets-Goodwill (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
Goodwill [Line Items]
Beginning Balance	$ 43,928	[1]	$ 42,357	[1]
Additions	805	[2]	2,254	[3]
Other	334	[4]	(683)	[4]
Ending Balance	45,067		43,928	[1]
Primary Care [Member]
Goodwill [Line Items]
Beginning Balance	6,050	[1]	3,272	[1]
Additions	129	[2]	11	[3]
Other	50	[4]	(71)	[4]
Allocation of other goodwill			2,838
Ending Balance	6,229		6,050	[1]
Specialty Care And Oncology [Member]
Goodwill [Line Items]
Beginning Balance	16,659	[1]	9,010	[1]
Additions	300	[2]	29	[3]
Other	138	[4]	(195)	[4]
Allocation of other goodwill			7,815
Ending Balance	17,097		16,659	[1]
Established Products and Emerging Markets [Member]
Goodwill [Line Items]
Beginning Balance	18,274	[1]	9,883	[1]
Additions	321	[2]	32	[3]
Other	151	[4]	(214)	[4]
Allocation of other goodwill			8,573
Ending Balance	18,746		18,274	[1]
Animal Health and Consumer Healthcare operating segment [Member]
Goodwill [Line Items]
Beginning Balance	2,449	[1]	154	[1]
Additions	55	[2]	19	[3]
Other	(7)	[4]	(14)	[4]
Allocation of other goodwill			2,290
Ending Balance	2,497		2,449	[1]
Nutrition [Member]
Goodwill [Line Items]
Beginning Balance	496	[1]
Other	2	[4]
Allocation of other goodwill			496
Ending Balance	498		496	[1]
Other [Member]
Goodwill [Line Items]
Beginning Balance			20,038	[1],[5]
Additions			2,163	[3],[5]
Other			(189)	[4],[5]
Allocation of other goodwill			$ (22,012)	[5]

[1]	Beginning in the first quarter of 2011, our Company is managed through five operating segments, as shown in the table above (see also Note 18. Segment, Product and Geographic Area Information for further discussion about the change in management approach). As part of the change, we have retrospectively presented goodwill according to the new operating segment structure.
[2]	Primarily reflects the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).
[3]	Primarily reflects the impact of measurement period adjustments related to Wyeth (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).
[4]	Primarily reflects the impact of foreign exchange.
[5]	The Other goodwill related to our acquisition of Wyeth and was unallocated and subject to change until we completed the recording of the assets acquired and liabilities assumed (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of Wyeth).

Goodwill and Other Intangible Assets - Finite-lived and Indefinite-lived Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Total indefinite-lived intangible assets	$ 11,296		$ 13,729
Total identifiable intangible assets, less accumulated amortization	53,833		57,555
Intangible assets, gross carrying amount	87,110	[1]	84,957	[1]
Finite-lived Intangible Assets, Gross Carrying Amount	75,814		71,228
Finite-lived Intangible Assets, Accumulated Amortization	(33,277)	[1]	(27,402)	[1]
Identifiable Intangible Assets, Less Accumulated Amortization	42,537		43,826
Indefinite Lived Brands [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Brands	10,027		10,219
In Process Research And Development [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
In-process research and development	1,197	[2]	3,438	[2]
Trademarks [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Trademarks	72		72
Developed Technology Rights [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived Intangible Assets, Gross Carrying Amount	73,088	[2]	68,432	[2]
Finite-lived Intangible Assets, Accumulated Amortization	(32,013)	[2]	(26,223)	[2]
Identifiable Intangible Assets, Less Accumulated Amortization	41,075	[2]	42,209	[2]
Finite Lived Brands [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived Intangible Assets, Gross Carrying Amount	1,678		1,626
Finite-lived Intangible Assets, Accumulated Amortization	(687)		(607)
Identifiable Intangible Assets, Less Accumulated Amortization	991		1,019
License Agreements [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived Intangible Assets, Gross Carrying Amount	425		637
Finite-lived Intangible Assets, Accumulated Amortization	(215)		(248)
Identifiable Intangible Assets, Less Accumulated Amortization	210		389
Other Intangible Assets [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Finite-lived Intangible Assets, Gross Carrying Amount	623		533
Finite-lived Intangible Assets, Accumulated Amortization	(362)		(324)
Identifiable Intangible Assets, Less Accumulated Amortization	$ 261		$ 209

[1]	The decrease is primarily related to amortization and impairment charges (see Note 4. Other Deductions-Net), partially offset by assets acquired as part of the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.) and the impact of foreign exchange.
[2]	In the fourth quarter of 2011, Prevenar 13 Adult and Vyndaqel (tafamidis meglumine) received regulatory approval in a major market, and as a result, we reclassified these assets, with a combined book value of approximately $2.3 billion, from IPR&D to Developed Technology Rights and began to amortize the assets.

Goodwill and Other Intangible Assets - Finite-lived and Indefinite-lived Intangible Assets (Parenthetical) (Detail) (Change in Product Status [Member], Prevenar 13 Adult and Vyndagel [Member], USD $)
In Billions, unless otherwise specified	3 Months Ended
Dec. 31, 2011
Developed Technology Rights [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Asset Reclassification Amount Increase	$ 2.3
In Process Research And Development [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Asset Reclassification Amount Decrease	$ 2.3

Goodwill and Other Intangible Assets Narrative (Detail) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Year	Dec. 31, 2010	Dec. 31, 2009
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Amortization expense for finite-lived intangible assets	$ 5.8	$ 5.5	$ 3
Weighted-average life of both our total finite-lived intangible assets and the largest component, Developed technology rights	11
Indefinite Lived Brands [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	26.00%
Indefinite Lived Brands [Member] | Nutrition [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	23.00%
Indefinite Lived Brands [Member] | Consumer Healthcare [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	51.00%
In Process Research And Development [Member] | Specialty Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	14.00%
In Process Research And Development [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	8.00%
In Process Research And Development [Member] | Primary Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	14.00%
In Process Research And Development [Member] | Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	2.00%
In Process Research And Development [Member] | Oncology [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	5.00%
In Process Research And Development [Member] | Worldwide Research and Development [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Indefinite-lived Intangible Asset Unamortized Costs By Segment	57.00%
Developed Technology Rights [Member] | Specialty Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	64.00%
Developed Technology Rights [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	17.00%
Developed Technology Rights [Member] | Primary Care [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	15.00%
Developed Technology Rights [Member] | Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	2.00%
Developed Technology Rights [Member] | Oncology [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	1.00%
Developed Technology Rights [Member] | Nutrition [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	1.00%
Finite Lived Brands [Member] | Established Products [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	29.00%
Finite Lived Brands [Member] | Animal Health [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	14.00%
Finite Lived Brands [Member] | Consumer Healthcare [Member]
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
Percentage Of Finite-lived Intangible Asset Amortized Cost By Segment	57.00%

Goodwill and Other Intangible Assets - Expected Annual Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Finite Lived and Indefinite Lived Intangible Assets [Line Items]
2012	$ 5,350
2013	4,856
2014	4,150
2015	3,741
2016	$ 3,494

Pension and Postretirement Benefit Plans (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 351	[1],[2],[3]	$ 347	[1],[2],[3]	$ 252	[1],[2]
Interest cost	734	[1],[2],[3]	740	[1],[2],[3]	526	[1],[2]
Expected return on plan assets	(871)	[1],[2]	(782)	[1],[2]	(527)	[1],[2]
Actuarial losses	145	[2]	151	[2]	212	[2]
Prior service (credits)/costs	(8)	[2]	2	[2]	2	[2]
Curtailments and settlements-net	95	[2]	(52)	[2]	110	[2]
Special termination benefits	23	[2]	73	[2]	61	[2]
Net periodic benefit costs	469	[2]	479	[2]	636	[2]
Other changes recognized in other comprehensive (income)/loss	1,879	[2],[4]	260	[2],[4]	(783)	[2],[4]
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	2,348	[2]	739	[2]	(147)	[2]
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	36	[1],[5],[6]	28	[1],[5],[6]	24	[1],[5]
Interest cost	72	[1],[5],[6]	77	[1],[5],[6]	53	[1],[5]
Actuarial losses	36	[5]	29	[5]	31	[5]
Prior service (credits)/costs	(3)	[5]	(2)	[5]	(2)	[5]
Curtailments and settlements-net	23	[5]	1	[5]	(2)	[5]
Special termination benefits	26	[5]	180	[5]	137	[5]
Net periodic benefit costs	190	[5]	313	[5]	241	[5]
Other changes recognized in other comprehensive (income)/loss	36	[4],[5]	117	[4],[5]	(23)	[4],[5]
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	226	[5]	430	[5]	218	[5]
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	251	[1],[7],[8]	230	[1],[7],[8]	188	[1],[7]
Interest cost	453	[1],[7],[8]	427	[1],[7],[8]	342	[1],[7]
Expected return on plan assets	(448)	[1],[7]	(434)	[1],[7]	(375)	[1],[7]
Actuarial losses	86	[7]	67	[7]	30	[7]
Prior service (credits)/costs	(5)	[7]	(4)	[7]	(3)	[7]
Curtailments and settlements-net	3	[7]	(3)	[7]	3	[7]
Special termination benefits	4	[7]	6	[7]	8	[7]
Net periodic benefit costs	344	[7]	289	[7]	193	[7]
Other changes recognized in other comprehensive (income)/loss	(365)	[4],[7]	152	[4],[7]	1,004	[4],[7]
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	(21)	[7]	441	[7]	1,197	[7]
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Service cost	68	[1],[10],[9]	79	[1],[10],[9]	39	[1],[9]
Interest cost	195	[1],[10],[9]	211	[1],[10],[9]	145	[1],[9]
Expected return on plan assets	(35)	[1],[9]	(31)	[1],[9]	(26)	[1],[9]
Actuarial losses	17	[9]	15	[9]	18	[9]
Prior service (credits)/costs	(53)	[9]	(38)	[9]	(3)	[9]
Curtailments and settlements-net	(68)	[9]	(23)	[9]	(3)	[9]
Special termination benefits	3	[9]	19	[9]	24	[9]
Net periodic benefit costs	127	[9]	232	[9]	194	[9]
Other changes recognized in other comprehensive (income)/loss	421	[4],[9]	(183)	[4],[9]	(122)	[4],[9]
Total recognized in net periodic benefit costs and other comprehensive (income)/loss	$ 548	[9]	$ 49	[9]	$ 72	[9]

[1]	The acquisition of Wyeth during fourth quarter 2009 contributed to the increase in certain components of net periodic benefit costs, such as service cost and interest cost, which was largely offset by higher expected returns on plan assets during 2010 from the inclusion of Wyeth plan assets. Further declines in interest rates during 2011 resulted in service costs continuing to increase on an overall basis. The decrease in 2011 postretirement plans' service and interest costs is largely driven by the harmonization of the Wyeth plans.
[2]	2011 vs. 2010 - The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts. 2010 vs. 2009 - The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by curtailment gains and lower settlement charges associated with Wyeth-related restructuring initiatives.
[3]	The unfavorable change in our U.S. qualified plans' projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.
[4]	For details, see Note 6. Other Comprehensive Income/(Loss).
[5]	2011 vs. 2010 - The decrease in the U.S. supplemental (non-qualified) plans' net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives. 2010 vs. 2009 - The increase in the U.S. supplemental (non-qualified) plans' net periodic benefit costs was primarily driven by special termination benefits recognized for certain executives as part of ongoing Wyeth-related restructuring initiatives.
[6]	The U.S. supplemental (non-qualified) pension plans are not generally funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, are paid from cash generated from operations.
[7]	2011 vs. 2010 and 2010 vs. 2009 - The increase in the international plans' net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.
[8]	The favorable change in our international plans' projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.
[9]	2011 vs. 2010 - The decrease in the postretirement plans' net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010. 2010 vs. 2009 - The increase postretirement plans' net periodic benefit costs was due to the Wyeth acquisition, offset partially by the postretirement harmonization program.
[10]	The unfavorable change in our postretirement plans' accumulated benefit obligations (ABO) funded status was largely driven by changes in actuarial assumptions.

Pension and Postretirement Benefit Plans - Amounts Expected to be Amortized into Net Periodic Benefit Costs (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	$ (320)
Prior service credits and other	15
Total	(305)
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(44)
Prior service credits and other	3
Total	(41)
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(69)
Prior service credits and other	7
Total	(62)
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(33)
Prior service credits and other	50
Total	$ 17

Pension and Postretirement Benefit Plans - Weighted-Average Actuarial Assumptions (Detail)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
U.S. Qualified Pension Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	5.10%	5.90%	6.30%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	3.50%	4.00%	4.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	5.90%	6.30%	6.40%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	8.50%	8.50%	8.50%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	4.00%	4.00%	4.30%
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	5.00%	5.80%	6.20%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	3.50%	4.00%	4.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	5.80%	6.20%	6.40%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	4.00%	4.00%	4.30%
International Pension Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	4.70%	4.80%	5.10%
Weighted-average assumptions used to determine benefit obligations, Rate of compensation increase	3.30%	3.50%	3.60%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	4.80%	5.10%	5.60%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	6.00%	6.40%	6.70%
Weighted-average assumptions used to determine net periodic benefit cost, Rate of compensation increase	3.50%	3.60%	3.20%
Postretirement Plans [Member]
Weighted-average assumptions used to determine benefit obligations:
Weighted-average assumptions used to determine benefit obligations, Discount rate	4.80%	5.60%	6.00%
Weighted-average assumptions used to determine net periodic benefit cost:
Weighted-average assumptions used to determine net periodic benefit cost, Discount rate	5.60%	6.00%	6.40%
Weighted-average assumptions used to determine net periodic benefit cost, Expected return on plan assets	8.50%	8.50%	8.50%

Pension and Postretirement Benefit Plans - Healthcare Cost Trend Rate Assumptions (Detail) (Postretirement Plans [Member])	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Healthcare cost trend rate assumed for next year	7.80%	8.00%
Rate to which the cost trend rate is assumed to decline	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027

Pension and Postretirement Benefit Plans - One-Percentage-Point Increase or Decrease in the Healthcare Cost Trend Rate (Detail) (Postretirement Plans [Member], USD $)
In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Effect on total service and interest cost components, decrease	$ (17)
Effect on postretirement benefit obligation, decrease	(270)
Effect on total service and interest cost components, increase	18
Effect on postretirement benefit obligation, increase	$ 304

Pension and Postretirement Benefit Plans - Obligations and Funded Status (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
U.S. Qualified Pension Plans [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	$ 13,035	[1],[2]	$ 12,578	[1]
Service cost	351	[1],[3],[4]	347	[1],[3],[4]	252	[3],[4]
Interest cost	734	[1],[3],[4]	740	[1],[3],[4]	526	[3],[4]
Plan amendments	(73)	[1]	(46)	[1]
Changes in actuarial assumptions and other	1,808	[1]	980	[1]
Acquisitions	56	[1]	1	[1]
Curtailments	(97)	[1]	(233)	[1]
Settlements	(476)	[1]	(905)	[1]
Special termination benefits	23	[1]	73	[1]
Benefits paid	(526)	[1]	(500)	[1]
Benefit obligation at end of year	14,835	[1],[2]	13,035	[1],[2]	12,578	[1]
Change in plan assets:
Fair value of plan assets at beginning of year	10,596	[1],[5]	9,977	[1]
Actual gain on plan assets	398	[1]	1,123	[1]
Company contributions	1,969	[1]	901	[1]
Acquisitions	44	[1]
Settlements	(476)	[1]	(905)	[1]
Benefits paid	(526)	[1]	(500)	[1]
Fair value of plan assets at end of year	12,005	[1],[5]	10,596	[1],[5]	9,977	[1]
Funded status-Plan assets less than the benefit obligation at end of year	(2,830)	[1]	(2,439)	[1]
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	1,401	[2],[6]	1,368	[6]
Service cost	36	[3],[6],[7]	28	[3],[6],[7]	24	[3],[7]
Interest cost	72	[3],[6],[7]	77	[3],[6],[7]	53	[3],[7]
Plan amendments	(9)	[6]	(6)	[6]
Changes in actuarial assumptions and other	111	[6]	180	[6]
Acquisitions			(1)	[6]
Curtailments	(10)	[6]	(29)	[6]
Settlements	(128)	[6]	(235)	[6]
Special termination benefits	26	[6]	180	[6]
Benefits paid	(68)	[6]	(161)	[6]
Benefit obligation at end of year	1,431	[2],[6]	1,401	[2],[6]	1,368	[6]
Change in plan assets:
Company contributions	196	[6]	396	[6]
Settlements	(128)	[6]	(235)	[6]
Benefits paid	(68)	[6]	(161)	[6]
Funded status-Plan assets less than the benefit obligation at end of year	(1,431)	[6]	(1,401)	[6]
International Pension Plans [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	9,132	[2],[8]	9,049	[8]
Service cost	251	[3],[8],[9]	230	[3],[8],[9]	188	[3],[9]
Interest cost	453	[3],[8],[9]	427	[3],[8],[9]	342	[3],[9]
Employee contributions	16	[8]	18	[8]
Plan amendments	4	[8]	(3)	[8]
Changes in actuarial assumptions and other	(536)	[8]	361	[8]
Foreign exchange impact	311	[8]	(504)	[8]
Acquisitions	2	[8]	10	[8]
Curtailments	(121)	[8]	(33)	[8]
Settlements	(64)	[8]	(53)	[8]
Special termination benefits	4	[8]	6	[8]
Benefits paid	(398)	[8]	(376)	[8]
Benefit obligation at end of year	9,054	[2],[8]	9,132	[2],[8]	9,049	[8]
Change in plan assets:
Fair value of plan assets at beginning of year	6,699	[5],[8]	6,516	[8]
Actual gain on plan assets	171	[8]	454	[8]
Company contributions	491	[8]	455	[8]
Employee contributions	16	[8]	18	[8]
Foreign exchange impact	203	[8]	(315)	[8]
Settlements	(64)	[8]	(53)	[8]
Benefits paid	(398)	[8]	(376)	[8]
Fair value of plan assets at end of year	7,118	[5],[8]	6,699	[5],[8]	6,516	[8]
Funded status-Plan assets less than the benefit obligation at end of year	(1,936)	[8]	(2,433)	[8]
Postretirement Plans [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	3,582	[10],[2]	3,733	[10]
Service cost	68	[10],[11],[3]	79	[10],[11],[3]	39	[11],[3]
Interest cost	195	[10],[11],[3]	211	[10],[11],[3]	145	[11],[3]
Employee contributions	45	[10]	22	[10]
Plan amendments	(28)	[10]	(495)	[10]
Changes in actuarial assumptions and other	300	[10]	281	[10]
Foreign exchange impact			4	[10]
Acquisitions	14	[10]
Curtailments	17	[10]	1	[10]
Special termination benefits	3	[10]	19	[10]
Benefits paid	(296)	[10]	(273)	[10]
Benefit obligation at end of year	3,900	[10],[2]	3,582	[10],[2]	3,733	[10]
Change in plan assets:
Fair value of plan assets at beginning of year	414	[10],[12],[5]	370	[10]
Actual gain on plan assets	9	[10]	46	[10]
Company contributions	250	[10]	249	[10]
Employee contributions	45	[10]	22	[10]
Benefits paid	(296)	[10]	(273)	[10]
Fair value of plan assets at end of year	422	[10],[12],[5]	414	[10],[12],[5]	370	[10]
Funded status-Plan assets less than the benefit obligation at end of year	$ (3,478)	[10]	$ (3,168)	[10]

[1]	The unfavorable change in our U.S. qualified plans' projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.
[2]	For the U.S. and international pension plans, the benefit obligation is the projected benefit obligation. For the postretirement plans, the benefit obligation is the accumulated postretirement benefit obligation. The ABO for all of our U.S. qualified pension plans was $13.8 billion in 2011 and $12.0 billion in 2010. The ABO for our U.S. supplemental (non-qualified) pension plans was $1.2 billion in both 2011 and 2010. The ABO for our international pension plans was $8.3 billion in 2011 and $8.1 billion in 2010.
[3]	The acquisition of Wyeth during fourth quarter 2009 contributed to the increase in certain components of net periodic benefit costs, such as service cost and interest cost, which was largely offset by higher expected returns on plan assets during 2010 from the inclusion of Wyeth plan assets. Further declines in interest rates during 2011 resulted in service costs continuing to increase on an overall basis. The decrease in 2011 postretirement plans' service and interest costs is largely driven by the harmonization of the Wyeth plans.
[4]	2011 vs. 2010 - The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by lower special termination benefits costs and higher expected returns due to contributions made to the plans, partially offset by lower curtailment gains and an increase in settlement costs associated with on-going restructuring efforts. 2010 vs. 2009 - The decrease in the U.S. qualified pension plans' net periodic benefit costs was largely driven by curtailment gains and lower settlement charges associated with Wyeth-related restructuring initiatives.
[5]	The U.S. qualified pension plans loan securities to other companies. Such securities may be onward loaned, sold or pledged by the other companies, but they may be required to be returned in a short period of time. We also require cash collateral from these companies and a maintenance margin of 103% of the fair value of the collateral relative to the fair value of the loaned securities. As of December 31, 2011, the fair value of collateral received was $2 million and, as of December 31, 2010, the fair value of collateral received was $581 million. The securities loaned continue to be included in the table above in Fair value of plan assets, and the securities-lending program for the pension plans will be discontinued in 2012.
[6]	The U.S. supplemental (non-qualified) pension plans are not generally funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, are paid from cash generated from operations.
[7]	2011 vs. 2010 - The decrease in the U.S. supplemental (non-qualified) plans' net periodic benefit costs was primarily driven by lower special termination benefits costs associated with Wyeth-related restructuring initiatives. 2010 vs. 2009 - The increase in the U.S. supplemental (non-qualified) plans' net periodic benefit costs was primarily driven by special termination benefits recognized for certain executives as part of ongoing Wyeth-related restructuring initiatives.
[8]	The favorable change in our international plans' projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.
[9]	2011 vs. 2010 and 2010 vs. 2009 - The increase in the international plans' net periodic benefit costs as compared to the prior year was primarily driven by changes in assumptions, including the decrease in discount rates across most plans.
[10]	The unfavorable change in our postretirement plans' accumulated benefit obligations (ABO) funded status was largely driven by changes in actuarial assumptions.
[11]	2011 vs. 2010 - The decrease in the postretirement plans' net periodic benefit costs was due to the harmonization of the Wyeth postretirement medical program initiated in mid-2010. 2010 vs. 2009 - The increase postretirement plans' net periodic benefit costs was due to the Wyeth acquisition, offset partially by the postretirement harmonization program.
[12]	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.

Pension and Postretirement Benefit Plans - Obligations and Funded Status (Parenthetical) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Company contributions	$ 1,969,000,000	[1]	$ 901,000,000	[1]
Accumulated benefit obligations (ABO)	13,800,000,000		12,000,000,000
Maintenance margin	103.00%
Fair value of collateral received, amount	2,000,000		581,000,000
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Company contributions	196,000,000	[2]	396,000,000	[2]
Accumulated benefit obligations (ABO)	1,200,000,000		1,200,000,000
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Company contributions	491,000,000	[3]	455,000,000	[3]
Accumulated benefit obligations (ABO)	$ 8,300,000,000		$ 8,100,000,000

[1]	The unfavorable change in our U.S. qualified plans' projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.
[2]	The U.S. supplemental (non-qualified) pension plans are not generally funded and these obligations, which are substantially greater than the annual cash outlay for these liabilities, are paid from cash generated from operations.
[3]	The favorable change in our international plans' projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.

Pension and Postretirement Benefit Plans - Funded Status Recognized in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Noncurrent liabilities	$ (2,830)	[1]	$ (2,439)	[1]
Funded status	(2,830)		(2,439)
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current liabilities	(130)	[2]	(156)	[2]
Noncurrent liabilities	(1,301)	[1]	(1,245)	[1]
Funded status	(1,431)		(1,401)
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	329	[3]	118	[3]
Current liabilities	(41)	[2]	(41)	[2]
Noncurrent liabilities	(2,224)	[1]	(2,510)	[1]
Funded status	(1,936)		(2,433)
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Current liabilities	(134)	[2]	(133)	[2]
Noncurrent liabilities	(3,344)	[1]	(3,035)	[1]
Funded status	$ (3,478)		$ (3,168)

[1]	Included in Pension benefit obligations and Postretirement benefit obligations, as appropriate.
[2]	Included in Other current liabilities.
[3]	Included primarily in Taxes and other noncurrent assets.

Pension and Postretirement Benefit Plans - Amounts Recognized in Accumulated Other Comprehensive (Loss)/Income (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	$ (4,638)	[1]	$ (2,699)	[1]
Prior service (costs)/credits and other	123		63
Total	(4,515)		(2,636)
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(566)	[1]	(525)	[1]
Prior service (costs)/credits and other	26		21
Total	(540)		(504)
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(2,020)	[1]	(2,388)	[1]
Prior service (costs)/credits and other	(21)		(18)
Total	(2,041)		(2,406)
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Actuarial losses	(759)	[1]	(451)	[1]
Prior service (costs)/credits and other	468		581
Total	$ (291)		$ 130

[1]	The actuarial losses primarily represent the cumulative difference between the actuarial assumptions and actual return on plan assets, changes in discount rates and changes in other assumptions used in measuring the benefit obligations. These actuarial losses are recognized in Accumulated other comprehensive income/(loss) and are amortized into net periodic benefit costs over an average period of 9.9 years for our U.S. qualified plans, an average period of 9.7 years for our U.S. supplemental (non-qualified) plans, an average period of 14 years for our international plans and an average period of 11.1 years for our postretirement plans.

Pension and Postretirement Benefit Plans - Amounts Recognized in Accumulated Other Comprehensive (Loss)/Income (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2011 Year
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	9.9
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	9.7
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	14
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Average period actuarial losses are amortized into net periodic pension costs	11.1

Pension and Postretirement Benefit Plans - Pension Plans in Excess of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$ 12,005	$ 10,596
Accumulated benefit obligation	13,799	11,953
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	12,005	10,596
Projected benefit obligation	14,835	13,035
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Pension plans with an accumulated benefit obligation in excess of plan assets:
Accumulated benefit obligation	1,225	1,177
Pension plans with a projected benefit obligation in excess of plan assets:
Projected benefit obligation	1,431	1,401
International Pension Plans [Member]
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	2,529	2,228
Accumulated benefit obligation	4,446	4,069
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	2,686	5,731
Projected benefit obligation	$ 4,951	$ 8,283

Pension and Postretirement Benefit Plans - Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	$ 12,005	[1],[2]	$ 10,596	[1],[2]	$ 9,977	[1]
U.S. Qualified Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,111		1,196
U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,522		2,766
U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,794		1,708
U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	870		817
U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	808		660
U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,971		2,085
U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	920		899
U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	353
U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	656		465
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	7,118	[2],[3]	6,699	[2],[3]	6,516	[3]
International Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	311		518
International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,513		1,458
International Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,047		1,881
International Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	786		804
International Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,015		932
International Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	542		376
International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	55		21
International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	433		435
International Pension Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	416		274
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	422	[2],[4],[5]	414	[2],[4],[5]	370	[4]
Postretirement Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	19		12
Postretirement Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	24		29
Postretirement Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	17		18
Postretirement Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	8		9
Postretirement Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	8		7
Postretirement Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	19		21
Postretirement Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	312		306
Postretirement Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	15		12
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,509	[6]	2,765	[6]
Fair value inputs Level 1 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,509	[6]	2,765	[6]
Fair value inputs Level 1 [Member] | International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,432	[6]	1,166	[6]
Fair value inputs Level 1 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,432	[6]	1,166	[6]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	24	[5],[6]	29	[5],[6]
Fair value inputs Level 1 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	24	[6]	29	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	7,911	[6]	6,464	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,111	[6]	1,196	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	12	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,794	[6]	1,708	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	870	[6]	817	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	805	[6]	660	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,966	[6]	2,083	[6]
Fair Value, Inputs, Level 2 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	353	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	4,920	[6]	4,935	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	311	[6]	518	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	81	[6]	292	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	2,047	[6]	1,881	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	786	[6]	804	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,015	[6]	932	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	542	[6]	376	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	4	[6]	4	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	67	[6]	69	[6]
Fair Value, Inputs, Level 2 [Member] | International Pension Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	67	[6]	59	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	398	[5],[6]	385	[5],[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Cash and Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	19	[6]	12	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Equity Securities [Member] | Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	17	[6]	18	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Fixed Income Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	8	[6]	9	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	8	[6]	7	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	19	[6]	21	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	312	[6]	306	[6]
Fair Value, Inputs, Level 2 [Member] | Postretirement Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	15	[6]	12	[6]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1,585	[6]	1,367	[6]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Equity Securities [Member] | Global Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1	[6]	1	[6]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Government Bonds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	3	[6]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Debt Securities [Member] | Corporate debt [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	5	[6]	2	[6]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	920	[6]	899	[6]
Fair value inputs Level 3 [Member] | U.S. Qualified Pension Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	656	[6]	465	[6]
Fair value inputs Level 3 [Member] | International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	766	[6]	598	[6]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Investments [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	51	[6]	17	[6]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Investments [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	366	[6]	366	[6]
Fair value inputs Level 3 [Member] | International Pension Plans [Member] | Other Investments [Member] | Other Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	$ 349	[6]	$ 215	[6]

[1]	The unfavorable change in our U.S. qualified plans' projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.
[2]	The U.S. qualified pension plans loan securities to other companies. Such securities may be onward loaned, sold or pledged by the other companies, but they may be required to be returned in a short period of time. We also require cash collateral from these companies and a maintenance margin of 103% of the fair value of the collateral relative to the fair value of the loaned securities. As of December 31, 2011, the fair value of collateral received was $2 million and, as of December 31, 2010, the fair value of collateral received was $581 million. The securities loaned continue to be included in the table above in Fair value of plan assets, and the securities-lending program for the pension plans will be discontinued in 2012.
[3]	The favorable change in our international plans' projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.
[4]	The unfavorable change in our postretirement plans' accumulated benefit obligations (ABO) funded status was largely driven by changes in actuarial assumptions.
[5]	Reflects postretirement plan assets, which support a portion of our U.S. retiree medical plans.
[6]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value).

Pension and Postretirement Benefit Plans - Analysis of Changes in Significant Investments Valued Using Significant Unobservable Inputs (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 U.S. Qualified Pension Plans [Member]		Dec. 31, 2010 U.S. Qualified Pension Plans [Member]		Dec. 31, 2009 U.S. Qualified Pension Plans [Member]		Dec. 31, 2011 International Pension Plans [Member]		Dec. 31, 2010 International Pension Plans [Member]		Dec. 31, 2011 Fair value inputs Level 3 [Member] U.S. Qualified Pension Plans [Member]		Dec. 31, 2010 Fair value inputs Level 3 [Member] U.S. Qualified Pension Plans [Member]		Dec. 31, 2011 Fair value inputs Level 3 [Member] U.S. Qualified Pension Plans [Member] Private Equity Funds [Member]	Dec. 31, 2010 Fair value inputs Level 3 [Member] U.S. Qualified Pension Plans [Member] Private Equity Funds [Member]	Dec. 31, 2011 Fair value inputs Level 3 [Member] U.S. Qualified Pension Plans [Member] Other Funds [Member]	Dec. 31, 2010 Fair value inputs Level 3 [Member] U.S. Qualified Pension Plans [Member] Other Funds [Member]	Dec. 31, 2011 Fair value inputs Level 3 [Member] International Pension Plans [Member]		Dec. 31, 2010 Fair value inputs Level 3 [Member] International Pension Plans [Member]		Dec. 31, 2011 Fair value inputs Level 3 [Member] International Pension Plans [Member] Other Funds [Member]	Dec. 31, 2010 Fair value inputs Level 3 [Member] International Pension Plans [Member] Other Funds [Member]	Dec. 31, 2011 Fair value inputs Level 3 [Member] International Pension Plans [Member] Insurance Contracts [Member]	Dec. 31, 2010 Fair value inputs Level 3 [Member] International Pension Plans [Member] Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of year	$ 12,005	[1],[2]	$ 10,596	[1],[2]	$ 9,977	[1]	$ 6,699	[2],[3]	$ 6,516	[3]	$ 1,585	[4]	$ 1,367	[4]	$ 899	$ 843	$ 465	$ 454	$ 766	[4]	$ 598	[4]	$ 215	$ 127	$ 366	$ 346
Assets held, end of year															(246)	45	24	21					(4)	(3)	8	12
Assets sold during the period															55	42	(6)
Purchases, sales and settlements, net															212	(31)	173	(10)					120	37	(12)	(10)
Transfer into/ (out of) level 3																							12	58	(15)	52
Exchange rate changes							203	[3]	(315)	[3]													6	(4)	19	(34)
Fair value of plan assets at end of year	$ 12,005	[1],[2]	$ 10,596	[1],[2]	$ 9,977	[1]	$ 7,118	[2],[3]	$ 6,699	[2],[3]	$ 1,585	[4]	$ 1,367	[4]	$ 920	$ 899	$ 656	$ 465	$ 766	[4]	$ 598	[4]	$ 349	$ 215	$ 366	$ 366

[1]	The unfavorable change in our U.S. qualified plans' projected benefit obligations funded status was largely driven by changes in interest rates and lower than expected asset returns, partially offset by plan contributions of $2.0 billion.
[2]	The U.S. qualified pension plans loan securities to other companies. Such securities may be onward loaned, sold or pledged by the other companies, but they may be required to be returned in a short period of time. We also require cash collateral from these companies and a maintenance margin of 103% of the fair value of the collateral relative to the fair value of the loaned securities. As of December 31, 2011, the fair value of collateral received was $2 million and, as of December 31, 2010, the fair value of collateral received was $581 million. The securities loaned continue to be included in the table above in Fair value of plan assets, and the securities-lending program for the pension plans will be discontinued in 2012.
[3]	The favorable change in our international plans' projected benefit obligations funded status was largely driven by changes in actuarial assumptions, partially offset by the weakening of the U.S. dollar against the U.K. pound and euro. Outside the U.S., in general, we fund our defined benefit plans to the extent that tax or other incentives exist and we have accrued liabilities on our consolidated balance sheet to reflect those plans that are not fully funded.
[4]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 1E. Significant Accounting Policies: Fair Value).

Pension and Postretirement Benefit Plans - Long-term Target Asset Allocations Ranges and the Percentage of the Fair Value of Plan Assets (Detail)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, minimum	0.00%
Cash and cash equivalents, target allocation percentage, maximum	5.00%
Equity securities, target allocation percentage, minimum	25.00%
Equity securities, target allocation percentage, maximum	50.00%
Debt securities, target allocation percentage, minimum	30.00%
Debt securities, target allocation percentage, maximum	55.00%
Real estate and other investments, target allocation percentage, minimum	10.00%
Real estate and other investments, target allocation percentage, maximum	15.00%
Total target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	17.60%	11.30%
Equity securities, percentage of plan assets	36.00%	42.20%
Debt securities, percentage of plan assets	30.40%	33.60%
Real estate and other investments, percentage of plan assets	16.00%	12.90%
Total, percentage of plan assets	100.00%	100.00%
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, minimum	0.00%
Cash and cash equivalents, target allocation percentage, maximum	5.00%
Equity securities, target allocation percentage, minimum	25.00%
Equity securities, target allocation percentage, maximum	50.00%
Debt securities, target allocation percentage, minimum	30.00%
Debt securities, target allocation percentage, maximum	55.00%
Real estate and other investments, target allocation percentage, minimum	10.00%
Real estate and other investments, target allocation percentage, maximum	15.00%
Total target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	4.40%	7.70%
Equity securities, percentage of plan assets	50.00%	49.80%
Debt securities, percentage of plan assets	32.90%	31.60%
Real estate and other investments, percentage of plan assets	12.70%	10.90%
Total, percentage of plan assets	100.00%	100.00%
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Cash and cash equivalents, target allocation percentage, minimum	0.00%
Cash and cash equivalents, target allocation percentage, maximum	5.00%
Equity securities, target allocation percentage, minimum	5.00%
Equity securities, target allocation percentage, maximum	20.00%
Debt securities, target allocation percentage, minimum	5.00%
Debt securities, target allocation percentage, maximum	20.00%
Real estate, insurance contracts and other investments, minimum	65.00%
Real estate, insurance contracts and other investments, maximum	80.00%
Total target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	4.60%	2.90%
Equity securities, percentage of plan assets	9.70%	11.30%
Debt securities, percentage of plan assets	8.10%	8.90%
Real estate, insurance contracts and other investments, percentage of plan assets	77.60%	76.90%
Total, percentage of plan assets	100.00%	100.00%

Pension and Postretirement Benefit Plans - Expected Future Cash Flow Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
U.S. Qualified Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	$ 19
Expected benefit payments:
2012	874
2013	806
2014	825
2015	819
2016	839
2017-2021	4,891
U.S. Supplemental (Non-Qualified) Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	130
Expected benefit payments:
2012	130
2013	173
2014	174
2015	165
2016	141
2017-2021	706
International Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	431
Expected benefit payments:
2012	394
2013	403
2014	416
2015	436
2016	455
2017-2021	2,496
Postretirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Expected contributions in next fiscal year	394
Expected benefit payments:
2012	295
2013	308
2014	317
2015	326
2016	331
2017-2021	$ 1,780

Pension and Postretirement Benefit Plans and Defined Contribution Plans Narrative (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Recorded charges related to our defined contribution plans	$ 288	$ 259	$ 191

Equity Narrative (Detail) (USD $)	1 Months Ended		12 Months Ended		78 Months Ended	12 Months Ended
	Dec. 12, 2011	Feb. 01, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2009 Wyeth [Member]	Dec. 31, 2011 Employee Stock Ownership Plans [Member]
Stockholders Equity Note [Line Items]
Common stock, shares issued in connection to the Wyeth acquisition						1,300,000,000
Amount of shares authorized in stock purchase plan, value	$ 10,000,000,000	$ 5,000,000,000
Total shares repurchased, shares			459,000,000	61,000,000	1,200,000,000
Total cost of shares repurchased			9,000,000,000	1,000,000,000	28,000,000,000
Amount of remaining shares authorized in stock purchase plan, value			10,000,000,000
Series A convertible perpetual preferred stock, dividends rate							6.25%
Preferred ESOP held preferred shares with a stated value							$ 45,000,000
Series A convertible perpetual preferred stock, per share stated value			$ 40,300		$ 40,300
Series A convertible perpetual preferred stock, common stock shares when converted			2,574.87		2,574.87		3,000,000
Common ESOP, shares held							4,000,000

Share-Based Payments Narrative (Detail) In Millions, unless otherwise specified	Dec. 31, 2011	Apr. 23, 2009 Restated And Amended 2004 [Member]	Dec. 31, 2011 2004 Stock Plan [Member]	Dec. 31, 2011 Stock Options [Member] Year		Dec. 31, 2010 Stock Options [Member] Year		Dec. 31, 2009 Stock Options [Member] Year		Dec. 31, 2011 Restricted Stock Units [Member]	Dec. 31, 2011 Total Shareholder Return Units [Member] Year	Dec. 31, 2010 Total Shareholder Return Units [Member] Year	Dec. 31, 2009 Total Shareholder Return Units [Member] Year	Dec. 31, 2011 Total Shareholder Return Units [Member] Minimum [Member] Year	Dec. 31, 2011 Total Shareholder Return Units [Member] Maximum [Member] Year
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Increase (decrease) the number of shares available for grants		425
Maximum shares available per individual during the plan period		8	3
Shares available for award	319		475
Vesting Period				After three years of continuous service from the grant date						After three years of continuous service from the grant date
Contractual term				10 years
Holding Period				1 year
Exercise period in the event of a divestiture or restructuring				3 months
Contractual term (years)				6.25	[1]	6.25	[1]	6	[1]		5.95	5	5	5	7

[1]	Determined using historical exercise and post-vesting termination patterns.

Share-Based Payments - Impact on Net Income (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	$ 419	$ 405	$ 349
Tax benefit for share-based compensation expense	(139)	(129)	(99)
Share-based payment expense, net of tax	280	276	250
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	166	150	165
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	228	211	183
Total Shareholder Return Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	17	28	15
Directors' compensation and other [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	5	2	3
Performance Share Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment expense	$ 3	$ 14	$ (17)

Share-Based Payments - Valuation Assumptions of Stock Options (Detail) (Stock Options [Member])	12 Months Ended
	Dec. 31, 2011 Year		Dec. 31, 2010 Year		Dec. 31, 2009 Year
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected dividend yield	4.14%	[1]	4.00%	[1]	4.90%	[1]
Risk-free interest rate	2.59%	[2]	2.87%	[2]	2.69%	[2]
Expected stock price volatility	25.55%	[3]	26.85%	[3]	41.36%	[3]
Expected term (years)	6.25	[4]	6.25	[4]	6	[4]

[1]	Determined using a constant dividend yield during the expected term of the option.
[2]	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
[3]	Determined using implied volatility, after consideration of historical volatility.
[4]	Determined using historical exercise and post-vesting termination patterns.

Share-Based Payments - Stock Option Activity (Detail) (Stock Options [Member], USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Year
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding, beginning of period, weighted-average exercise price per share	$ 28.29
Granted, weighted-average exercise price per share	$ 18.92
Exercised, weighted-average exercise price per share	$ 16.31
Forfeited, weighted-average exercise price per share	$ 17.41
Canceled, weighted-average exercise price per share	$ 38.73
Outstanding, end of period, weighted-average exercise price per share	$ 25.31
Vested and expected to vest, end of period, weighted-average exercise price per share	$ 25.46	[1]
Exercisable, end of period, weighted-average exercise price per share	$ 30.09
Outstanding, end of period, weighted-average remaining contractual term	4.9
Vested and expected to vest, end of period, weighted-average remaining contractual term	4.9	[1]
Exercisable, end of period, weighted-average remaining contractual term	3
Outstanding, end of period, aggregate intrinsic value	$ 751	[2]
Vested and expected to vest, end of period, aggregate intrinsic value	715	[1],[2]
Exercisable, end of period, aggregate intrinsic value	$ 17	[2]
Outstanding, beginning of period, shares	458,604
Granted, shares	66,850
Exercised, shares	(9,406)
Forfeited, shares	(6,513)
Canceled, shares	(79,982)
Outstanding, end of period, shares	429,553
Vested and expected to vest, end of period, shares	421,754	[1]
Exercisable, end of period, shares	273,563

[1]	The number of options expected to vest takes into account an estimate of expected forfeitures.
[2]	Market price of underlying Pfizer common stock less exercise price.

Share-Based Payments - Data Related to All Stock Option Activity (Detail) (Stock Options [Member], USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Year	Dec. 31, 2010 Year	Dec. 31, 2009 Year
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted-average grant date fair value per stock option	$ 3.15	$ 3.25	$ 3.3
Aggregate intrinsic value on exercise	$ 32	$ 5	$ 2
Cash received upon exercise	153	16	7
Tax benefits realized related to exercise	10	1	1
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$ 177	$ 178	$ 147
Weighted-average period over which stock option compensation cost is expected to be recognized (years)	1.3	1.3	1.2

Share-Based Payments - Restricted Stock Unit Activity (Detail) (Restricted Stock Units [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Nonvested, beginning of period, shares	41,177
Granted, shares	15,671
Vested, shares	(13,281)
Reinvested dividend equivalents, shares	1,740
Forfeited, shares	(3,367)
Nonvested, end of period, shares	41,940
Nonvested, beginning of period, weighted-average grant date fair value per share	$ 17.57
Granted, weighted-average grant date fair value per share	$ 18.91
Vested, weighted-average grant date fair value per share	$ 20.99
Reinvested dividend equivalents, weighted-average grant date fair value per share	$ 19.28
Forfeited, weighted-average grant date fair value per share	$ 17.27
Nonvested, end of period, weighted-average grant date fair value per share	$ 17.08

Share-Based Payments - Data Related to All Restricted Stock Unit Activity (Detail) (Restricted Stock Units [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Year	Dec. 31, 2010 Year	Dec. 31, 2009 Year
Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total grant date fair-value-based amount of shares vested	$ 279	$ 311	$ 131
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$ 264	$ 230	$ 198
Weighted-average period over which RSU cost is expected to be recognized (years)	1.3	1.4	1.3

Share-Based Payments - Valuation Assumptions of Performance Share Awards (Detail) (Performance Share Awards [Member])	12 Months Ended
	Dec. 31, 2011 Year		Dec. 31, 2010 Year		Dec. 31, 2009 Year
Performance Share Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Risk-free interest rate	1.22%	[1]	1.24%	[1]	1.95%	[1]
Expected Pfizer stock price volatility	25.55%	[2]	26.75%	[2]	40.40%	[2]
Average peer stock price volatility	21.63%	[2]	23.64%	[2]	36.30%	[2]
Contractual term (years)	3		3		3

[1]	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
[2]	Determined using implied volatility, after consideration of historical volatility.

Share-Based Payments - Valuation Assumptions of Total Shareholder Return Units (Detail) (Total Shareholder Return Units [Member])	12 Months Ended
	Dec. 31, 2011 Year		Dec. 31, 2010 Year		Dec. 31, 2009 Year
Total Shareholder Return Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Contractual term (years)	5.95		5		5
Expected dividend yield	4.15%	[1]	3.99%	[1]	4.55%	[1]
Risk-free interest rate	2.51%	[2]	2.34%	[2]	2.35%	[2]
Expected stock price volatility	25.55%	[3]	26.76%	[3]	36.92%	[3]

[1]	Determined using a constant dividend yield during the expected term of the TSRU.
[2]	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
[3]	Determined using implied volatility, after consideration of historical volatility.

Earnings per Common Share Attributable to Common Shareholders - Basic Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
EPS Numerator-Basic:
Income from continuing operations	$ 8,739		$ 8,211		$ 8,529
Less: Net income attributable to noncontrolling interests	42		31		8
Income from continuing operations attributable to Pfizer Inc.	8,697		8,180		8,521
Less: Preferred stock dividends-net of tax	2		2		2
Income from continuing operations attributable to Pfizer Inc. common shareholders	8,695		8,178		8,519
Discontinued operations-net of tax	1,312		77		114
Net income attributable to Pfizer Inc. common shareholders	$ 10,007		$ 8,255		$ 8,633
EPS Denominator:
Weighted-average number of common shares outstanding-Basic	7,817		8,036		7,007
Common-share equivalents: stock options, stock issuable under employee compensation plans and convertible preferred stock	53		38		38
Weighted-average number of common shares outstanding-Diluted	7,870		8,074		7,045
Stock options that had exercise prices greater than the average market price of our common stock issuable under employee compensation plans	272	[1]	413	[1]	400	[1]

[1]	These common stock equivalents were outstanding during 2011, 2010 and 2009 but were not included in the computation of diluted EPS for those years because their inclusion would have had an anti-dilutive effect.

Earnings per Common Share Attributable to Common Shareholders - Diluted Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
EPS Numerator-Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 8,697	$ 8,180	$ 8,521
Discontinued operations-net of tax	1,312	77	114
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$ 10,009	$ 8,257	$ 8,635

Lease Commitments Narrative (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating Leased Assets [Line Items]
Rental expense, net of sublease income	$ 382	$ 387	$ 356

Lease Commitments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Operating Leased Assets [Line Items]
2012	$ 187
2013	166
2014	144
2015	105
2016	83
AFTER 2016	$ 723

Commitments and Contingencies Narrative (Detail) (USD $)	12 Months Ended							1 Months Ended		12 Months Ended			12 Months Ended	1 Months Ended			1 Months Ended		3 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011 Hormone Replacement Therapy [Member]	Aug. 31, 2004 Pending or Threatened Litigation [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] American Optical Corp subsidiary of Warner-Lambert [Member] Claim	Dec. 31, 2011 Pending or Threatened Litigation [Member] Pfizer - Neurontin Product [Member]	Jan. 31, 2011 Pending or Threatened Litigation [Member] Pfizer - Neurontin Product [Member]	Nov. 30, 2010 Pending or Threatened Litigation [Member] Pfizer - Neurontin Product [Member]	Dec. 31, 2008 Pending or Threatened Litigation [Member] Pharmacia - Average Wholesale Price Litigation [Member] Defendant	Jul. 31, 2009 Pending or Threatened Litigation [Member] IREF -Trade Secrets Action [Member]	Dec. 31, 2008 Pending or Threatened Litigation [Member] IREF -Trade Secrets Action [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Hormone Replacement Therapy [Member] Claim	Dec. 31, 2005 Pending or Threatened Litigation [Member] March 2005 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Mar. 31, 2005 Pending or Threatened Litigation [Member] March 2005 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Sep. 26, 2004 Pending or Threatened Litigation [Member] March 2005 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2011 Pending or Threatened Litigation [Member] Court settlement rejection and Pfizer motion to appeal [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Dec. 31, 2010 Pending or Threatened Litigation [Member] Court settlement rejection and Pfizer motion to appeal [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]	Mar. 31, 2011 Pending or Threatened Litigation [Member] March 2011 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member] Claimant	Dec. 31, 2011 Pending or Threatened Litigation [Member] March 2011 proposed settlement [Member] Quigley Co, Inc., a wholly owned subsidiary [Member]
Loss Contingencies [Line Items]
Product litigation charge, pre-tax	$ 790,000,000	[1]	$ 1,737,000,000	[1]	$ 234,000,000	[1]													$ 369,000,000		$ 1,300,000,000
Product litigation charge, after-tax																			229,000,000		800,000,000
Notice of appeal and related motion																				October 2010
The minimum percentage of votes needed from claimants to approve the proposed bankruptcy reorganization plan																		75.00%
Number of defendants													11
Percentage of claimants that agreed to 2004 proposed settlement																		80.00%
Gross settlement amount offered													125,000,000					430,000,000
Claims payment amount for qualified claimants, first or only payment																	215,000,000						500,000,000
Number of Ad Hoc Committee claimants agreeing to the company's proposed settlement offer																						40,000
Claims payment amount for qualified claimants, second payment																							300,000,000
Claims installment, payment terms																							Following the earlier of the effective date of a revised plan of reorganization and April 6, 2013
Agreed-upon payment amount of plaintiff's legal fees and expenses																							19,000,000
Agreed upon amount of assets (cash and non-cash) to be contributed to a special purpose trust created to pay claimants, if Quigley's proposed reorganization plan is approved by the court																							550,000,000
Insurance settlement, gross recovery								405,000,000
Insurance settlement collection period								10 years
Number of claims seeking damages									67,700							10,000
Litigation settlement expense							336,000,000
Cumulative product liability charges in prior years							300,000,000
Estimated minimum cost to resolve outstanding actions							359,000,000
Cumulative percentage of actions settled							52.00%
Damages awarded by the court											47,400,000	65,400,000			38,700,000
Treble damages amount awarded, under appeal											142,100,000
Actions being taken by Pfizer										In August 2011, Pfizer appealed the District Court's judgment to the US Court of Appeals				The court granted Pfizer's motion for a new trial and vacated the jury verdict
Enforceable and legally binding purchase agreement	$ 3,800,000,000

[1]	In 2011, primarily relates to charges for hormone-replacement therapy litigation. In 2010, includes a $1.3 billion charge for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc.

Segment, Geographic and Other Revenue Information Narrative (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Reporting Information [Line Items]
Total assets	$ 188,002	$ 195,014
Minimum [Member]
Segment Reporting Information [Line Items]
Base concentration of revenue amount	$ 500	$ 500	$ 500
United States [Member] | Minimum [Member]
Segment Reporting Information [Line Items]
Percentage of total revenues	10.00%	10.00%	10.00%
Sales Revenue Exceeded 500 Million outside the U.S. [Member]
Segment Reporting Information [Line Items]
Number of countries outside the U.S	18	18	13
Customer Concentration Risk [Member] | Three largest U.S. wholesaler customers [Member]
Segment Reporting Information [Line Items]
Percentage of total accounts receivable	13.00%	18.00%
Number of largest US customers	3	3
Customer Concentration Risk [Member] | Domestic Wholesaler one [Member]
Segment Reporting Information [Line Items]
Percentage of total revenues	13.00%	14.00%
Customer Concentration Risk [Member] | Domestic Wholesaler two [Member]
Segment Reporting Information [Line Items]
Percentage of total revenues	10.00%	10.00%
Customer Concentration Risk [Member] | Domestic Wholesaler three [Member]
Segment Reporting Information [Line Items]
Percentage of total revenues	9.00%	9.00%

Segment, Geographic and Other Revenue Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Segment Reporting Information [Line Items]
Revenues	$ 67,425	[1]	$ 67,057	[1]	$ 49,269	[1]
R&D EXPENSES	9,112	[1],[2]	9,392	[2]	7,824	[1],[2]
EARNINGS	12,762	[1],[3],[4],[5]	9,282	[3],[4],[5]	10,674	[1],[3],[4],[5]
DEPRECIATION & AMORTIZATION	9,026	[1],[6]	8,487	[6]	4,757	[1],[6]
Primary Care [Member]
Segment Reporting Information [Line Items]
Revenues	22,670		23,328		22,576
R&D EXPENSES	1,307		1,473		1,407
EARNINGS	15,001	[4]	15,773	[4]	15,100	[4]
DEPRECIATION & AMORTIZATION	247	[6]	201	[6]	130	[6]
Specialty Care And Oncology [Member]
Segment Reporting Information [Line Items]
Revenues	16,568		16,435		8,925
R&D EXPENSES	1,561		1,624		1,060
EARNINGS	10,789	[4]	10,571	[4]	4,661	[4]
DEPRECIATION & AMORTIZATION	419	[6]	432	[6]	269	[6]
Established Products and Emerging Markets [Member]
Segment Reporting Information [Line Items]
Revenues	18,509		18,760		13,947
R&D EXPENSES	441		452		392
EARNINGS	9,417	[4]	10,100	[4]	6,955	[4]
DEPRECIATION & AMORTIZATION	422	[6]	418	[6]	360	[6]
Animal Health and Consumer Healthcare operating segment [Member]
Segment Reporting Information [Line Items]
Revenues	7,241		6,347		3,258
R&D EXPENSES	425		428		297
EARNINGS	2,020	[4]	1,569	[4]	812	[4]
DEPRECIATION & AMORTIZATION	232	[6]	197	[6]	142	[6]
Reportable Segments [Member]
Segment Reporting Information [Line Items]
Revenues	64,988		64,870		48,706
R&D EXPENSES	3,734		3,977		3,156
EARNINGS	37,227	[4]	38,013	[4]	27,528	[4]
DEPRECIATION & AMORTIZATION	1,320	[6]	1,248	[6]	901	[6]
Nutrition and other business activities [Member]
Segment Reporting Information [Line Items]
Revenues	2,437	[7]	2,187	[7]	563	[7]
R&D EXPENSES	3,378	[7]	3,743	[7]	2,706	[7]
EARNINGS	(2,793)	[4],[7]	(3,263)	[4],[7]	(2,751)	[4],[7]
DEPRECIATION & AMORTIZATION	230	[6],[7]	242	[6],[7]	181	[6],[7]
Corporate [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES	1,309	[8]	1,567	[8]	1,296	[8]
EARNINGS	(7,430)	[4],[8]	(7,990)	[4],[8]	(4,657)	[4],[8]
DEPRECIATION & AMORTIZATION	541	[6],[8]	619	[6],[8]	526	[6],[8]
Purchase Accounting Adjustments [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES	(2)	[9]	26	[9]	37	[9]
EARNINGS	(6,801)	[4],[9]	(8,257)	[4],[9]	(3,787)	[4],[9]
DEPRECIATION & AMORTIZATION	5,565	[6],[9]	5,477	[6],[9]	2,799	[6],[9]
Acquisition-related costs [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES	23	[10]	34	[10]	13	[10]
EARNINGS	(1,983)	[10],[4]	(3,989)	[10],[4]	(4,025)	[10],[4]
DEPRECIATION & AMORTIZATION	624	[10],[6]	788	[10],[6]	241	[10],[6]
Certain significant items [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES	656	[11]	18	[11]	56	[11]
EARNINGS	(4,354)	[11],[4]	(3,964)	[11],[4]	(1,511)	[11],[4]
DEPRECIATION & AMORTIZATION	615	[11],[6]
Other unallocated [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES	14	[12]	27	[12]	560	[12]
EARNINGS	(1,104)	[12],[4]	(1,268)	[12],[4]	(123)	[12],[4]
DEPRECIATION & AMORTIZATION	$ 131	[12],[6]	$ 113	[12],[6]	$ 109	[12],[6]

[1]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[2]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.
[3]	2010 vs. 2009 - The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.
[4]	Income from continuing operations before provision for taxes on income.
[5]	2011 vs. 2010 - The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.
[6]	Certain production facilities are shared. Depreciation is allocated based on estimates of physical production.
[7]	Other business activities includes the revenues and operating results of Pfizer CentreSource, our contract manufacturing and bulk pharmaceutical chemical sales operation, and the research and development costs managed by our Worldwide Research and Development organization and our Pfizer Medical organization.
[8]	Corporate for R&D expenses includes, among other things, administration expenses and compensation expenses associated with our research and development activities and for Earnings includes, among other things, administration expenses, interest income/(expense), certain compensation and other costs not charged to our operating segments.
[9]	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment.
[10]	Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 3. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).
[11]	Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction and productivity initiatives that are not associated with an acquisition, the impact of certain tax and/or legal settlements and certain asset impairments.
[12]	Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment. In 2009, R&D expenses include approximately $550 million of Wyeth R&D expenses and Earnings include approximately $900 million of Wyeth earnings and $290 million of operating expenses incurred in Japan associated with our three biopharmaceutical operating segments where allocation among the segments is not practicable.

Segment, Geographic and Other Revenue Information (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Segment Reporting Information [Line Items]
R&D EXPENSES	$ 9,112	[1],[2]	$ 9,392	[1]	$ 7,824	[1],[2]
EARNINGS	12,762	[2],[3],[4],[5]	9,282	[3],[4],[5]	10,674	[2],[3],[4],[5]
Other unallocated [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES	14	[6]	27	[6]	560	[6]
EARNINGS	(1,104)	[4],[6]	(1,268)	[4],[6]	(123)	[4],[6]
Other unallocated [Member] | Biopharmaceutical operating segments [Member] | JAPAN
Segment Reporting Information [Line Items]
Operating Expense					290
Other unallocated [Member] | Wyeth [Member]
Segment Reporting Information [Line Items]
R&D EXPENSES					550
EARNINGS					$ 900

[1]	Exclusive of amortization of intangible assets, except as disclosed in Note 1K. Significant Accounting Policies: Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.
[2]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[3]	2010 vs. 2009 - The decrease in the domestic loss was due to revenues from legacy Wyeth products and a reduction in domestic restructuring charges partially offset by increased amortization charges primarily related to identifiable intangibles in connection with our acquisition of Wyeth and litigation charges primarily related to our wholly owned subsidiary Quigley Company, Inc. The decrease in international income was due primarily to an increase in international restructuring and amortization charges plus the non-recurrence of the gain in 2009 in connection with the formation of ViiV, partially offset by revenues from legacy Wyeth products.
[4]	Income from continuing operations before provision for taxes on income.
[5]	2011 vs. 2010 - The decrease in the domestic loss was primarily due to the non-recurrence of a charge of $1.3 billion (pre-tax) in 2010 for asbestos litigation related to our wholly owned subsidiary, Quigley Company, Inc., partially offset by a reduction in revenues due to the loss of exclusivity for several biopharmaceutical products and the impact of the U.S. Healthcare Legislation. The increase in international income was due to the favorable impact of foreign exchange, higher impairment charges in 2010, as well as increased revenues from the biopharmaceutical products such as the Prevnar/Prevenar franchise, Enbrel and Celebrex.
[6]	Includes overhead expenses associated with our manufacturing and commercial operations not directly attributable to an operating segment. In 2009, R&D expenses include approximately $550 million of Wyeth R&D expenses and Earnings include approximately $900 million of Wyeth earnings and $290 million of operating expenses incurred in Japan associated with our three biopharmaceutical operating segments where allocation among the segments is not practicable.

Segment, Geographic and Other Revenue Information - Revenues By Geographic Region (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 67,425	[1]	$ 67,057	[1]	$ 49,269	[1]
United States [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	26,933		28,855		21,540
Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	16,297	[2]	16,345	[2]	12,586	[2]
Developed Rest Of World [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	11,091	[3]	10,008	[3]	8,097	[3]
Emerging Markets [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 13,104	[4]	$ 11,849	[4]	$ 7,046	[4]

[1]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[2]	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Euro revenues were approximately $12 billion for each of 2011 and 2010 and $10 billion for 2009.
[3]	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
[4]	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

Segment, Geographic and Other Revenue Information - Revenues By Geographic Region (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 67,425	[1]	$ 67,057	[1]	$ 49,269	[1]
Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	16,297	[2]	16,345	[2]	12,586	[2]
Developed Europe [Member] | Euro [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues	$ 12,000		$ 12,000		$ 10,000

[1]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[2]	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries. Euro revenues were approximately $12 billion for each of 2011 and 2010 and $10 billion for 2009.

Segment, Geographic and Other Revenue Information - Long-Lived Assets By Geographic Region (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	$ 16,938	[1]	$ 18,645	[1]
United States [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	7,893		8,537
Developed Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	6,023	[2]	7,159	[2]
Developed Rest Of World [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	904	[3]	854	[3]
Emerging Markets [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Property, plant and equipment, net	$ 2,118	[4]	$ 2,095	[4]

[1]	The decrease in total property, plant and equipment is primarily due to depreciation, disposals and impairments, partially offset by capital additions, the impact of foreign exchange and the acquisition of King (see Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisition of King Pharmaceuticals, Inc.).
[2]	Developed Europe region includes the following markets: Western Europe, Finland and the Scandinavian countries.
[3]	Developed Rest of World region includes the following markets: Australia, Canada, Japan, New Zealand, and South Korea.
[4]	Emerging Markets region includes, but is not limited to, the following markets: Asia (excluding Japan and South Korea), Latin America, Middle East, Africa, Central and Eastern Europe and Turkey.

Segment, Geographic and Other Revenue Information - Revenues By Products (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Revenue from External Customer [Line Items]
Revenues	$ 67,425	[1]	$ 67,057	[1]	$ 49,269	[1]
Biopharmaceutical [Member]
Revenue from External Customer [Line Items]
Revenues	57,747	[1]	58,523	[1]	45,448	[1]
Biopharmaceutical [Member] | Lipitor [Member]
Revenue from External Customer [Line Items]
Revenues	9,577	[2]	10,733	[2]	11,434	[2]
Biopharmaceutical [Member] | Lyrica [Member]
Revenue from External Customer [Line Items]
Revenues	3,693		3,063		2,840
Biopharmaceutical [Member] | Prevnar 13/ Prevenar 13 [Member]
Revenue from External Customer [Line Items]
Revenues	3,657	[3]	2,416	[3]
Biopharmaceutical [Member] | Enbrel (Outside the U.S. and Canada) [Member]
Revenue from External Customer [Line Items]
Revenues	3,666	[3]	3,274	[3]	378	[3]
Biopharmaceutical [Member] | Celebrex [Member]
Revenue from External Customer [Line Items]
Revenues	2,523		2,374		2,383
Biopharmaceutical [Member] | Viagra [Member]
Revenue from External Customer [Line Items]
Revenues	1,981		1,928		1,892
Biopharmaceutical [Member] | Norvasc [Member]
Revenue from External Customer [Line Items]
Revenues	1,445		1,506		1,973
Biopharmaceutical [Member] | Zyvox [Member]
Revenue from External Customer [Line Items]
Revenues	1,283		1,176		1,141
Biopharmaceutical [Member] | Xalatan / Xalacom [Member]
Revenue from External Customer [Line Items]
Revenues	1,250		1,749		1,737
Biopharmaceutical [Member] | Sutent [Member]
Revenue from External Customer [Line Items]
Revenues	1,187		1,066		964
Biopharmaceutical [Member] | Geodon / Zeldox [Member]
Revenue from External Customer [Line Items]
Revenues	1,022		1,027		1,002
Biopharmaceutical [Member] | Premarin family [Member]
Revenue from External Customer [Line Items]
Revenues	1,013	[3]	1,040	[3]	213	[3]
Biopharmaceutical [Member] | Genotropin [Member]
Revenue from External Customer [Line Items]
Revenues	889		885		887
Biopharmaceutical [Member] | Detrol / Detrol LA [Member]
Revenue from External Customer [Line Items]
Revenues	883		1,013		1,154
Biopharmaceutical [Member] | Vfend [Member]
Revenue from External Customer [Line Items]
Revenues	747		825		798
Biopharmaceutical [Member] | Chantix / Champix [Member]
Revenue from External Customer [Line Items]
Revenues	720		755		700
Biopharmaceutical [Member] | BeneFIX [Member]
Revenue from External Customer [Line Items]
Revenues	693	[3]	643	[3]	98	[3]
Biopharmaceutical [Member] | Effexor [Member]
Revenue from External Customer [Line Items]
Revenues	678	[3]	1,718	[3]	520	[3]
Biopharmaceutical [Member] | Zosyn / Tazocin [Member]
Revenue from External Customer [Line Items]
Revenues	636	[3]	952	[3]	184	[3]
Biopharmaceutical [Member] | Pristiq [Member]
Revenue from External Customer [Line Items]
Revenues	577	[3]	466	[3]	82	[3]
Biopharmaceutical [Member] | Zoloft [Member]
Revenue from External Customer [Line Items]
Revenues	573		532		516
Biopharmaceutical [Member] | Caduet [Member]
Revenue from External Customer [Line Items]
Revenues	538		527		548
Biopharmaceutical [Member] | Revatio [Member]
Revenue from External Customer [Line Items]
Revenues	535		481		450
Biopharmaceutical [Member] | Medrol [Member]
Revenue from External Customer [Line Items]
Revenues	510		455		457
Biopharmaceutical [Member] | ReFacto AF/ Xyntha [Member]
Revenue from External Customer [Line Items]
Revenues	506	[3]	404	[3]	47	[3]
Biopharmaceutical [Member] | Prevnar / Prevenar (7-valent) [Member]
Revenue from External Customer [Line Items]
Revenues	488	[3]	1,253	[3]	287	[3]
Biopharmaceutical [Member] | Zithromax / Zmax [Member]
Revenue from External Customer [Line Items]
Revenues	453		415		430
Biopharmaceutical [Member] | Aricept [Member]
Revenue from External Customer [Line Items]
Revenues	450	[4]	454	[4]	435	[4]
Biopharmaceutical [Member] | Fragmin [Member]
Revenue from External Customer [Line Items]
Revenues	382		341		359
Biopharmaceutical [Member] | Cardura [Member]
Revenue from External Customer [Line Items]
Revenues	380		413		457
Biopharmaceutical [Member] | Rapamune [Member]
Revenue from External Customer [Line Items]
Revenues	372	[3]	388	[3]	57	[3]
Biopharmaceutical [Member] | Aromasin [Member]
Revenue from External Customer [Line Items]
Revenues	361		483		483
Biopharmaceutical [Member] | BMP2 [Member]
Revenue from External Customer [Line Items]
Revenues	340	[3]	400	[3]	81	[3]
Biopharmaceutical [Member] | Relpax [Member]
Revenue from External Customer [Line Items]
Revenues	341		323		326
Biopharmaceutical [Member] | Xanax XR [Member]
Revenue from External Customer [Line Items]
Revenues	306		307		318
Biopharmaceutical [Member] | Tygacil [Member]
Revenue from External Customer [Line Items]
Revenues	298	[3]	324	[3]	54	[3]
Biopharmaceutical [Member] | Neurontin [Member]
Revenue from External Customer [Line Items]
Revenues	289		322		327
Biopharmaceutical [Member] | Diflucan [Member]
Revenue from External Customer [Line Items]
Revenues	265		278		281
Biopharmaceutical [Member] | Arthrotec [Member]
Revenue from External Customer [Line Items]
Revenues	242		250		270
Biopharmaceutical [Member] | Unasyn [Member]
Revenue from External Customer [Line Items]
Revenues	231		244		245
Biopharmaceutical [Member] | Sulperazon [Member]
Revenue from External Customer [Line Items]
Revenues	218		213		204
Biopharmaceutical [Member] | Skelaxin [Member]
Revenue from External Customer [Line Items]
Revenues	203	[5]
Biopharmaceutical [Member] | Inspra [Member]
Revenue from External Customer [Line Items]
Revenues	195		157		130
Biopharmaceutical [Member] | Dalacin / Cleocin [Member]
Revenue from External Customer [Line Items]
Revenues	192		214		241
Biopharmaceutical [Member] | Methotrexate [Member]
Revenue from External Customer [Line Items]
Revenues	191		164		21
Biopharmaceutical [Member] | Toviaz [Member]
Revenue from External Customer [Line Items]
Revenues	187		137		59
Biopharmaceutical [Member] | Somavert [Member]
Revenue from External Customer [Line Items]
Revenues	183		157		147
Biopharmaceutical [Member] | Alliance revenues [Member]
Revenue from External Customer [Line Items]
Revenues	3,630	[6]	4,084	[6]	2,925	[6]
Biopharmaceutical [Member] | All Other Biopharmaceutical Products [Member]
Revenue from External Customer [Line Items]
Revenues	6,768	[7]	6,194	[7]	4,913	[7]
Other products [Member] | Animal Health [Member]
Revenue from External Customer [Line Items]
Revenues	4,184	[7]	3,575	[7]	2,764	[7]
Other products [Member] | Consumer Healthcare [Member]
Revenue from External Customer [Line Items]
Revenues	3,057	[3]	2,772	[3]	494	[3]
Other products [Member] | Nutrition [Member]
Revenue from External Customer [Line Items]
Revenues	2,138	[3]	1,867	[3]	191	[3]
Other products [Member] | Pfizer CentreSource [Member]
Revenue from External Customer [Line Items]
Revenues	$ 299		$ 320		$ 372

[1]	For 2011, includes King commencing on the acquisition date of January 31, 2011. For 2009, includes Wyeth commencing on the acquisition date of October 15, 2009.
[2]	On November 30, 2011, Lipitor lost exclusivity in the U.S. This loss of exclusivity reduced revenues by $326 million in 2011, in comparison with 2010.
[3]	Acquired from Wyeth.
[4]	Represents direct sales under license agreement with Eisai Co., Ltd.
[5]	Acquired from King.
[6]	Enbrel (in the U.S. and Canada), Aricept, Exforge, Rebif and Spiriva.
[7]	Includes products from legacy Pfizer, legacy Wyeth and legacy King.

Segment, Geographic and Other Revenue Information - Revenues By Products (Parenthetical) (Detail) (Lipitor [Member], USD $) In Millions, unless otherwise specified	1 Months Ended
Nov. 30, 2011
Lipitor [Member]
Revenue from External Customer [Line Items]
Exclusivity expiration date	Nov 30, 2011
Loss in revenue in comparison with 2010	$ (326)